                               TABLE OF CONTENTS

                            NEW ENGLAND ZENITH FUND

Back Bay Advisors Money Market Series.......................................   1

Back Bay Advisors Bond Income Series........................................   7

Salomon Brothers Strategic Bond Opportunities Series........................  14

Salomon Brothers U.S. Government Series.....................................  25

Back Bay Advisors Managed Series............................................  31

Balanced Series.............................................................  41

Alger Equity Growth Series..................................................  52

Capital Growth Series.......................................................  59

Davis Venture Value Series..................................................  64

Harris Oakmark Mid Cap Value Series.........................................  71

Loomis Sayles Small Cap Series..............................................  76

MFS Investors Series........................................................  84

MFS Research Managers Series................................................  91

Westpeak Growth and Income Series...........................................  98

Westpeak Stock Index Series................................................. 105

Morgan Stanley International Magnum Equity Series........................... 116

Notes to Financial Statements............................................... 127

Footnotes to Portfolio Managers Commentary.................................. 134


                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable annuity product.

BACK BAY ADVISORS MONEY MARKET SERIES
PORTFOLIO MANAGER: JOHN MALONEY BACK BAY ADVISORS, L.P.



[PHOTO OF JOHN MALONEY]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Back Bay Advisors Money Market Series returned 2.9% for the six months ending June 30, 2000 compared to the 2.9% return of the Three Month Treasury Bill and the 2.8% return of the Lipper Variable Products Money Market Fund Av-erage/1/ for the same period. The Series ranked 24th out of 106 funds over the past six months, which placed it in the top quartile of its Lipper peer group.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The U.S. economy was very strong over the last year. Retail sales, vehicle sales, home sales, and industrial activity were all strong. Job and income growth also showed solid gains throughout the year. The Federal Reserve, in response to this above trend growth, raised the federal funds rate six times by a total of 175 basis points over the past twelve months to 6.50%. These moves were meant to slow down inflation.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: As the market began to experience additional year-end pressure due to Y2K concerns, the Series took this opportunity to pick up additional yield by in-vesting more of its assets into 2000. With the Federal Reserve being more ac-tive in 2000, the Series shortened its average days to maturity to 53 days at the end of the first quarter. We began to see some economic moderation in the second quarter so the Series extended its average days to maturity to 71 days at the end of the second quarter to lock in higher yields for a longer period of time.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: If the economic indicators continue to support an economic slowdown, then the Series will continue to look to extend its average days to maturity when-ever we get the opportunity.


[CHECKMARK] FUND FACTS

GOAL: The highest possible level of current income consistent with the preservation of capital.

START DATE: August 1, 1983

SIZE: $214 million as of June 30, 2000

MANAGER: John Maloney has served as portfolio manager since 1996. Mr. Maloney also manages the Nvest Tax Exempt Money Market Fund.

The Back Bay Money Market Series is neither insured nor guaranteed by the U.S. Government. The Series seeks but cannot assure a stable share price of $100.00.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

INVESTMENTS--100.1% OF TOTAL NET ASSETS

    FACE                                       INTEREST  MATURITY     VALUE
   AMOUNT   DESCRIPTION                          RATE      DATE     (NOTE 1A)

            BANK NOTES--4.7%
 $5,000,000 J.P. Morgan & Company, Inc.(b)..    6.640%  07/17/2000 $  5,000,000
  5,000,000 First Union National Bank(b)....    6.674%  07/31/2000    5,000,000
                                                                   ------------
            Total Bank Notes (Cost
             $10,000,000)...................                         10,000,000
                                                                   ------------
            CERTIFICATES OF DEPOSIT--16.1%
  4,000,000 Toronto Dominion Bank...........    6.210%  07/20/2000    3,999,908
  2,500,000 Dresdner Bank AG New York.......    5.930%  08/07/2000    2,498,218
  5,000,000 Deutsche Bank AG New York.......    6.750%  08/22/2000    5,000,008
  5,000,000 Deutsche Bank AG New York.......    6.750%  08/25/2000    5,000,000
  4,000,000 First Union National Bank.......    6.050%  09/25/2000    3,996,080
  3,000,000 Barclays Bank, Plc..............    5.900%  10/02/2000    2,991,588
  4,000,000 Canadian Imperial Bank..........    7.020%  11/20/2000    4,000,304
  5,000,000 UBS AG Stamford, CT.............    6.240%  12/06/2000    4,998,762
  2,000,000 UBS AG Stamford, CT.............    6.450%  01/02/2001    1,999,518
                                                                   ------------
            Total Certificates of Deposit
             (Cost $34,484,386).............                         34,484,386
                                                                   ------------
            CERTIFICATES OF DEPOSIT-EURO
             DOLLARS--11.7%
  2,000,000 National Westminster Bank.......    6.140%  07/10/2000    1,999,924
  2,000,000 Toronto Dominion Bank...........    6.300%  08/29/2000    1,998,355
  7,000,000 Bank of Nova Scotia.............    6.430%  09/28/2000    6,993,597
  3,000,000 Toronto Dominion Bank...........    6.420%  09/28/2000    2,999,810
  2,000,000 Commerzbank AG New York.........    7.030%  11/20/2000    2,000,045
  9,000,000 ABN-Amro Bank NV................    7.010%  11/22/2000    9,000,226
                                                                   ------------
            Total Certificates of Deposit-
             Euro Dollars (Cost
             $24,991,957)...................                         24,991,957
                                                                   ------------
            COMMERCIAL PAPER--67.6%
            ASSET BACKED--4.6%
  1,000,000 Clipper Receivables Corp........    6.160%  07/10/2000      998,460
  2,185,000 Clipper Receivables Corp........    6.580%  07/21/2000    2,177,012
  3,670,000 Clipper Receivables Corp........    6.650%  08/16/2000    3,638,815
  2,985,000 Clipper Receivables Corp........    6.610%  09/08/2000    2,947,183
                                                                   ------------
                                                                      9,761,470
                                                                   ------------
            AUTOMOTIVE--10.8%
     90,000 Ford Motor Credit Corp..........    6.560%  07/07/2000       89,902
  1,000,000 General Motors Acceptance Corp..    6.150%  07/17/2000      997,267
  2,890,000 American Honda Finance..........    6.170%  07/24/2000    2,878,608
  1,000,000 American Honda Finance..........    6.220%  07/25/2000      995,853
  2,000,000 General Motors Acceptance Corp..    6.170%  07/25/2000    1,991,773
  1,700,000 General Motors Acceptance Corp..    6.190%  07/31/2000    1,691,231
  1,555,000 American Honda Finance..........    6.650%  08/10/2000    1,543,510
  3,000,000 American Honda Finance..........    6.640%  08/22/2000    2,971,227
  1,000,000 American Honda Finance..........    6.600%  09/07/2000      987,533
  4,000,000 Ford Motor Credit Corp..........    6.670%  09/11/2000    3,946,640
  4,100,000 General Motors Acceptance Corp..    6.610%  10/04/2000    4,028,483
  1,000,000 General Motors Acceptance Corp..    6.620%  10/05/2000      982,347
                                                                   ------------
                                                                     23,104,374
                                                                   ------------
            BANKING--9.4%
  1,500,000 UBS Finance Delaware, Inc.......    6.960%  07/03/2000    1,499,420
  4,000,000 Citicorp........................    6.510%  07/05/2000    3,997,107

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

INVESTMENTS--(CONTINUED)

    FACE                                        INTEREST  MATURITY     VALUE
   AMOUNT   DESCRIPTION                           RATE      DATE     (NOTE 1A)

            BANKING--(CONTINUED)
 $2,000,000 UBS Finance Delaware, Inc........    6.750%  07/05/2000 $  1,998,500
  2,345,000 Barclays Bank, Plc...............    6.670%  07/07/2000    2,342,393
  4,000,000 Citicorp.........................    6.530%  07/11/2000    3,992,744
  1,500,000 Citicorp.........................    6.540%  07/13/2000    1,496,730
  5,000,000 Svenska Handelsbanken............    6.770%  11/27/2000    4,859,899
                                                                    ------------
                                                                      20,186,793
                                                                    ------------

            COMMUNICATIONS EQUIPMENT--4.3%
  6,000,000 Motorola, Inc. ..................    6.590%  10/06/2000    5,893,462
    300,000 Motorola, Inc. ..................    6.590%  10/12/2000      294,344
  3,000,000 Motorola, Inc. ..................    6.590%  10/26/2000    2,935,748
                                                                    ------------
                                                                       9,123,554
                                                                    ------------

            FINANCE--22.3%
  2,105,000 American Express Credit Corp.....    6.550%  07/10/2000    2,101,553
  4,920,000 Associates Corp North America....    6.520%  07/12/2000    4,910,198
  2,000,000 CIT Group Holdings, Inc..........    6.150%  07/17/2000    1,994,533
  3,100,000 Associates Corp. North America...    6.530%  07/19/2000    3,089,879
  2,000,000 Transamerica Finance Corp........    6.350%  07/24/2000    1,991,886
  2,080,000 Dresdner U.S. Finance Corp.......    6.210%  07/27/2000    2,070,671
  4,000,000 CIT Group Holdings, Inc..........    6.410%  08/01/2000    3,977,921
  2,000,000 CIT Group Holdings, Inc..........    6.340%  08/04/2000    1,988,024
    790,000 Transamerica Finance Corp........    6.650%  08/31/2000      781,098
  7,000,000 Transamerica Finance Corp........    6.650%  09/08/2000    6,910,779
  3,350,000 Household Finance Corp...........    6.610%  10/12/2000    3,286,645
  2,000,000 General Electric Capital Corp....    6.440%  10/18/2000    1,961,002
  3,000,000 Dresdner U.S. Finance Corp.......    6.600%  10/19/2000    2,939,500
  1,500,000 CIT Group Holdings, Inc..........    6.590%  10/23/2000    1,468,698
  4,000,000 General Electric Capital Corp....    6.650%  10/24/2000    3,915,028
  3,000,000 General Electric Capital Corp....    6.760%  11/30/2000    2,914,373
  1,500,000 Dresdner U.S. Finance Corp.......    6.790%  12/04/2000    1,455,865
                                                                    ------------
                                                                      47,757,653
                                                                    ------------

            INSURANCE--6.9%
  2,180,000 Prudential Funding Corp. ........    6.720%  07/03/2000    2,179,186
    860,000 American General Corp. ..........    6.240%  07/31/2000      855,528
  8,000,000 American General Corp. ..........    6.520%  08/24/2000    7,921,760
  1,000,000 American General Corp. ..........    6.620%  10/05/2000      982,347
  2,000,000 Prudential Funding Corp. ........    6.750%  11/22/2000    1,946,000
  1,000,000 Prudential Funding Corp. ........    6.760%  11/30/2000      971,458
                                                                    ------------
                                                                      14,856,279
                                                                    ------------

            SECURITIES--9.3%
    600,000 Goldman Sachs Group L.P..........    6.950%  07/03/2000      599,768
  4,535,000 Merrill Lynch & Company, Inc.....    6.170%  07/14/2000    4,524,896
    605,000 Merrill Lynch & Company, Inc.....    6.170%  07/24/2000      602,615
  3,000,000 Merrill Lynch & Company, Inc.....    6.650%  08/21/2000    2,971,738
  2,500,000 Goldman Sachs Group L.P..........    6.540%  10/06/2000    2,455,946
  2,345,000 Goldman Sachs Group L.P..........    6.560%  10/10/2000    2,301,842
  1,500,000 J.P. Morgan & Company, Inc.......    6.600%  10/11/2000    1,471,950
  2,000,000 Goldman Sachs Group L.P..........    6.630%  11/01/2000    1,954,695

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

INVESTMENTS--(CONTINUED)

    FACE                                      INTEREST  MATURITY     VALUE
   AMOUNT   DESCRIPTION                         RATE      DATE     (NOTE 1A)

            SECURITIES--(CONTINUED)
 $2,000,000 Goldman Sachs Group L.P........    6.640%  11/02/2000 $  1,954,258
  1,000,000 Goldman Sachs Group L.P........    6.790%  11/06/2000      975,858
                                                                  ------------
                                                                    19,813,566
                                                                  ------------
            Total Commercial Paper (Cost
             $144,603,689).................                        144,603,689
                                                                  ------------
            Total Investments--100.1% (Cost
             $214,080,032)(a)..............                        214,080,032
            Other assets less liabilities..                           (127,162)
                                                                  ------------
            TOTAL NET ASSETS--100%.........                       $213,952,870
                                                                  ============

(a) The aggregate cost for federal income tax purposes was $214,080,032.
(b) Variable or floating rate security. Rate disclosed is as of June 30, 2000.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2000 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2000
                                          (UNAUDITED)

ASSETS
 Investments at value.................................             $214,080,032
 Cash.................................................                    2,338
 Receivable for:
 Fund shares sold.....................................                2,507,183
 Accrued interest.....................................                1,201,050
                                                                   ------------
  Total Assets........................................              217,790,603
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $2,622,835
 Dividends declared...................................   1,074,059
 Accrued expenses:
 Management fees......................................      61,431
 Deferred trustees fees...............................      41,879
 Other expenses.......................................      37,529
                                                        ----------
  Total Liabilities...................................                3,837,733
                                                                   ------------
NET ASSETS............................................             $213,952,870
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $213,952,870
                                                                   ------------
NET ASSETS............................................             $213,952,870
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($213,952,870 divided by 2,139,528 shares of
 beneficial interest).................................             $     100.00
                                                                   ============
Identified cost of investments........................             $214,080,032
                                                                   ============

INVESTMENT INCOME
 Interest..................................................           $7,071,627
                                                                      ----------
EXPENSES
 Management fees...........................................  $401,565
 Trustees' fees and expenses...............................     9,219
 Custodian.................................................    36,296
 Audit and tax services....................................     5,021
 Legal.....................................................     3,117
 Printing..................................................    15,747
 Miscellaneous.............................................     4,692
                                                             --------
  Total Expenses...........................................              475,657
                                                                      ----------
NET INVESTMENT INCOME......................................            6,595,970
                                                                      ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS......           $6,595,970
                                                                      ==========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                   SIX MONTHS     YEAR ENDED
                                                      ENDED      DECEMBER 31,
                                                  JUNE 30, 2000      1999
                                                  -------------  -------------
FROM OPERATIONS
 Net investment income........................... $   6,595,970  $  11,115,752
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS.....................................     6,595,970     11,115,752
                                                  -------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income...........................    (6,595,970)   (11,115,752)
                                                  -------------  -------------
 TOTAL DISTRIBUTIONS.............................    (6,595,970)   (11,115,752)
                                                  -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares....................   292,060,431    564,522,098
 Reinvestment of distributions...................     5,562,131     10,962,779
 Cost of shares redeemed.........................  (391,382,148)  (471,369,435)
                                                  -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS.............................   (93,759,586)   104,115,442
                                                  -------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........   (93,759,586)   104,115,442
NET ASSETS
 Beginning of the period.........................   307,712,456    203,597,014
                                                  -------------  -------------
 End of the period............................... $ 213,952,870  $ 307,712,456
                                                  =============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares..................     2,920,604      5,636,906
 Issued in reinvestment of distributions.........        55,621        117,942
 Redeemed........................................    (3,913,822)    (4,713,694)
                                                  -------------  -------------
 Net Change......................................      (937,597)     1,041,154
                                                  =============  =============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED                 YEAR ENDED DECEMBER 31,
                           JUNE 30,     -----------------------------------------------
                             2000         1999      1998      1997      1996     1995
                          ----------    --------  --------  --------  --------  -------
Net Asset Value,
 Beginning of Period....   $ 100.00     $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                           --------     --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income..       2.87         4.85      5.13      5.08      4.99     5.50
                           --------     --------  --------  --------  --------  -------
 Total From Investment
  Operations............       2.87         4.85      5.13      5.08      4.99     5.50
                           --------     --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income.....      (2.87)       (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                           --------     --------  --------  --------  --------  -------
 Total Distributions....      (2.87)       (4.85)    (5.13)    (5.08)    (4.99)   (5.50)
                           --------     --------  --------  --------  --------  -------
Net Asset Value, End of
 Period.................   $ 100.00     $ 100.00  $ 100.00  $ 100.00  $ 100.00  $100.00
                           ========     ========  ========  ========  ========  =======
TOTAL RETURN (%)........        2.9 (b)      5.0       5.3       5.3       5.1      5.6
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.41 (a)     0.40      0.45      0.45      0.50     0.50
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       5.73 (a)     4.89      5.15      5.21      4.99     5.50
Net Assets, End of
 Period (000)...........   $213,953     $307,712  $203,597  $111,009  $116,999  $90,148
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --        --      0.50     0.51

(a) Computed on an annualized basis.
(b) Not computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
LEAD PORTFOLIO MANAGER: PETER W. PALFREY, CFA
PORTFOLIO MANAGER: RICHARD RACZKOWSKI
BACK BAY ADVISORS, L.P.

[PHOTO OF PETER PALFREY]
                                                   [PHOTO OF RICHARD RACZKOWSKI]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Back Bay Advisors Bond Income Series underperformed both its benchmark and peer group during the first half of 2000. The Series returned 2.8% compared to the 3.2% for the Lipper Variable Products A-Rated Corporate Debt Fund Aver-age/6/ and the 3.2% for the Lehman Intermediate Government/Credit Index/5/--an unmanaged index that does not include management and transaction fees. This performance placed the Series 24th out of 31 in the peer group on a year-to-date basis, and 2nd out of 29 and 1st out of 26 on a 3-year and 5-year basis, respectively.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: Even with 100 basis points of tightening by the Federal Reserve in the first half of the year, intermediate and long Treasury yields declined by approxi-mately 40 and 58 basis points, respectively. The Treasury yield curve actually inverted by 46 basis points, reflecting an unprecedented Treasury buyback pro-gram funded from accelerating budget surpluses and investor confidence in the Federal Reserve's aggressive monetary strategy. The corporate, Yankee, and high yield sectors significantly underperformed Treasuries due to aggressive Federal Reserve tightening, high equity market volatility, reduced capital allocation by Wall Street dealers to fixed income spread products, a decline in hedge fund participation in the fixed income markets, and the evolution of Libor-based buyers as the marginal corporate-sector investor. Interestingly, corporate spreads have widened to very attractive levels during a period of positive GDP growth, an environment that usually implies stable or even narrowing spreads.

Q: GIVEN THIS ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: Given the underlying strength of the U.S. and global economies, we held a full position in corporate, Yankee, and emerging market sectors. In addition to our core holdings in defensive industries, including cable, media, and telecom, we maintained a relatively large position in cyclical industries such as paper and energy, which have benefited from stronger commodity prices. More recently, we have added exposure to the mortgage pass-through sector, which remains at-tractively priced and should perform well, given the positive supply technicals, as mortgage issuance declines. Non-dollar exposure has been mod-estly increased through the first half of 2000, reflecting our expectations of a weaker U.S. dollar during the second half of 2000.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: While the Series generated solid returns for the first half of the year (outpacing equity markets for the first time in years), its performance rela-tive to the Lehman Index was negatively affected by an underweight exposure to the long end of the Treasury sector, and an overweight exposure to the long end of the credit sector, particularly long maturity domestic corporates. The Se-ries' 8.4% exposure to certain non-dollar markets also negatively impacted per-formance as the sharp decline in the Canadian, Australian and Euro currencies versus the dollar outweighed the positive relative performance of the bonds un-derlying these non-dollar positions. However, there was a 100 basis point re-bound in June's performance relative to the Lehman benchmark, due primarily to the Series' positions in spread product and non-dollar issues.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: In our view, the Federal Reserve is nearing the end of its tightening cycle as recent data suggest the economy is downshifting to a slower, more sustain-able pace. We continue to believe the corporate sector represents the most at-tractive portion of the bond market. Currently, ten-year, single-A rated corpo-rate bonds are yielding close to 8.0%. This is particularly attractive relative to the year-over-year CPI inflation rate of 3.0%, given the increased likeli-hood that the Federal Reserve will achieve its desired soft landing coupled with moderating price pressures. In relation to benchmark Treasury levels, this bond/inflation spread is at historically high levels. The Series' maturity structure remains concentrated in five- to ten-year governments and long maturity spread product. These positions should prove beneficial in a period of corporate spread compression and modestly lower in-terest rates should the economy slow in the second half as anticipated. Fur-thermore, the Series' exposure to the corporate sector is concentrated in tra-ditionally defensive industries including cable, media, and telecommunica-tions, which are expected to outperform as the U. S. economy slows to a more sustainable growth rate.

                                  [GRAPH]
      A $10,000 Investment compared to the Lehman Brothers Intermediate
         Government Corporate Bond Index over the past ten years

                  Back Bay          Lehman Intermediate
              Bond Income Series     Governemnt/Corp
6/30/90          $10,000                 10,000
6/30/91          $11,023                 11,052
6/30/92          $12,789                 12,505
6/30/93          $14,632                 13,819
6/30/94          $14,442                 13,785
6/30/95          $16,556                 15,214
6/30/96          $17,452                 15,974
6/30/97          $19,280                 17,126
6/30/98          $21,454                 18,587
6/30/99          $22,033                 19,364
6/30/00          $22,971                 20,179

Average Annual Total Return

                                 Lehman Intermediate  Lipper Variable A rated
                   Bond Income     Government Corp        Corp. Bond Avg.
6 Months              2.8%             3.2%                     2.8%
1 Year                4.3%             4.2%                     5.3%
3 Years               6.0%             5.6%                     5.1%
5 Years               6.8%             5.8%                     5.1%
10 Years              8.7%             7.3%                     4.8%
Since Inception       9.5%             8.8%

[CHECKMARK] FUND FACTS
BACK BAY ADVISORS BOND INCOME SERIES

GOAL: A high level of current income consistent with the protection of capital.

START DATE: August 26, 1983

SIZE: $271 million as of June 30, 2000

MANAGER: Peter Palfrey has managed the Series since October 1999. He has also served as portfolio manager of Back Bay Advisors Managed Series since 1994 and the Nvest Bond Income Fund since 1999. He joined Back Bay Advisors in April 1993. Richard Raczkowski began co-managing the Series in May 2000. He joined Back Bay Advisors in 1998.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--98.1% OF TOTAL NET ASSETS

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             AEROSPACE & DEFENSE--0.9%
 $ 1,485,000 Lockheed Martin Corp.,
              8.200%, 12/1/09...................................   $  1,501,547
     890,000 Lockheed Martin Corp.,
              8.500%, 12/1/29...................................        908,720
                                                                   ------------
                                                                      2,410,267
                                                                   ------------

             ASSET BACKED--0.8%
   2,274,000 Americredit Automobile Receivables Trust, 7.150%,
              8/5/04............................................      2,267,610
                                                                   ------------

             BANKS--5.4%
   3,700,000 Bank of America Corp., 5.875%, 2/15/09.............      3,273,190
   4,300,000 Bank of America Corp., 7.800%, 2/15/10.............      4,284,391
   2,950,000 Merita Bank, Ltd., 7.500%, 12/29/49 (144A).........      2,779,030
   7,495,000 World Bank,
              5.500%, 5/14/03 (AUD).............................      4,370,325
                                                                   ------------
                                                                     14,706,936
                                                                   ------------

             BUSINESS SERVICES--1.0%
     200,000 Aramark Services, Inc.,
              7.000%, 7/15/06...................................        186,666
   3,000,000 Equifax, Inc.,
              6.900%, 7/1/28....................................      2,608,503
                                                                   ------------
                                                                      2,795,169
                                                                   ------------

             CONTAINERS--0.9%
   2,533,000 Owens-Illinois, Inc.,
              8.100%, 5/15/07...................................      2,343,035
                                                                   ------------

             ELECTRIC UTILITIES--6.0%
   1,000,000 BVPS II Funding Corp., 8.680%, 6/1/17..............        992,089
   6,500,000 BVPS II Funding Corp., 8.890%, 6/1/17..............      6,512,448
   2,769,000 EIP Funding Corp.,
              10.250%, 10/1/12..................................      2,919,384
   5,800,000 PVNGS II Funding Corp., 8.000%, 12/30/15...........      5,802,569
                                                                   ------------
                                                                     16,226,490
                                                                   ------------

             FEDERAL AGENCIES--22.1%
   6,100,000 Federal Home Loan Mortgage Corp., 5.000%, 1/15/04..      5,713,992
       3,455 Federal Home Loan Mortgage Corp., 9.000%, 5/1/01...          3,426
       1,993 Federal Home Loan Mortgage Corp., 9.000%, 9/1/01...          2,004
   6,250,000 Federal National Mortgage Association, 5.250%,
              1/15/09...........................................      5,508,813

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             FEDERAL AGENCIES--(CONTINUED)
 $ 5,220,774 Federal National Mortgage Association, 6.500%,
              7/1/14............................................   $  5,032,982
   5,000,000 Federal National Mortgage Association, 6.500%,
              8/15/04...........................................      4,903,900
   5,587,659 Federal National Mortgage Association, 7.500%,
              3/1/15............................................      5,570,002
     386,380 Federal National Mortgage Association, 7.500%,
              6/1/03............................................        380,944
  14,013,621 Federal National Mortgage Association, 7.500%,
              6/1/30............................................     13,816,449
   1,754,394 Government National Mortgage Association, 6.500%,
              11/15/28..........................................      1,665,885
   3,908,061 Government National Mortgage Association, 6.500%,
              5/15/29...........................................      3,710,899
   2,863,701 Government National Mortgage Association, 7.000%,
              2/15/24...........................................      2,793,111
   1,772,530 Government National Mortgage Association, 7.000%,
              9/15/25...........................................      1,726,072
   2,565,999 Government National Mortgage Association, 7.000%,
              9/15/29...........................................      2,494,716
   1,145,803 Government National Mortgage Association, 7.500%,
              10/15/25..........................................      1,139,765
   1,908,789 Government National Mortgage Association, 7.500%,
              7/15/23...........................................      1,901,707
     984,619 Government National Mortgage Association, 7.500%,
              7/15/29...........................................        977,884
   1,790,825 Government National Mortgage Association, 8.000%,
              11/15/29..........................................      1,811,097
     676,681 Government National Mortgage Association, 8.500%,
              with various maturities to 2022...................        696,259
      91,089 Government National Mortgage Association, 9.000%,
              10/15/16..........................................         95,239
                                                                   ------------
                                                                     59,945,146
                                                                   ------------

             FIBER OPTICS--0.6%
   1,685,000 Corning, Inc.,
              5.625%, 2/18/05 (EUR).............................      1,588,562
                                                                   ------------

             FINANCIAL SERVICES--6.7%
   7,180,000 American General Financing Corp., 8.450%, 10/15/09.      7,365,115
   5,650,000 Ford Motor Co.,
              7.450%, 7/16/31...................................      5,314,334
   5,628,000 PDVSA Finance, Ltd., 8.750%, 2/15/04...............      5,557,650
                                                                   ------------
                                                                     18,237,099
                                                                   ------------
             FOREIGN CORPORATES--0.4%
   1,100,000 Kappa Beheer BV,
              10.625%, 7/15/09 (EUR)............................      1,071,174
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             FOREIGN GOVERNMENT--4.8%
 $ 3,600,000 Government of Canada, 7.250%, 6/1/07 (CAD).........   $  2,607,811
   9,225,000 Government of Canada, 7.500%, 12/1/03 (CAD)........      6,512,975
   4,500,000 Province of British Columbia, 7.750%, 6/16/03
              (CAD).............................................      3,168,304
   1,000,000 Province of Manitoba,
              5.650%, 7/15/04 (CAD).............................        662,311
                                                                   ------------
                                                                     12,951,401
                                                                   ------------

             INSURANCE--0.4%
   1,550,000 Conseco, Inc., 9.000%, 10/15/06....................      1,092,750
                                                                   ------------

             MEDIA & ENTERTAINMENT--8.2%
     635,000 Clear Channel Communications Corp., 7.875%,
              6/15/05...........................................        638,717
   4,100,000 Continental Cablevision, Inc., 9.500%, 8/1/13......      4,445,228
   2,000,000 CSC Holdings, Inc.,
              7.625%, 7/15/18...................................      1,797,952
   2,300,000 CSC Holdings, Inc., 7.875%, 12/15/18...............      2,120,391
     675,000 Metromedia Fiber Network, Inc., 10.000%, 12/15/09..        668,250
   1,800,000 News America Holdings, Inc., 7.750%, 2/1/24........      1,640,495
     330,000 Shaw Communications, Inc., 8.250%, 4/11/10.........        334,404
   6,000,000 TCI Communications, Inc., 8.750%, 8/1/15...........      6,500,568
     400,000 Tele Communications, Inc., 8.750%, 2/15/23.........        407,804
   2,935,000 Tele Communications, Inc., 9.250%, 1/15/23.........      3,132,655
     500,000 Tele Communications, Inc., 9.800%, 2/1/12..........        574,845
                                                                   ------------
                                                                     22,261,309
                                                                   ------------

             MORTGAGE BACKED--0.9%
   2,300,000 Peco Energy Transition Trust, 7.650%, 3/1/10.......      2,325,800
                                                                   ------------

             OIL & GAS--1.5%
     330,000 Phillips Petroleum Co., 8.500%, 5/25/05............        341,841
     370,000 Phillips Petroleum Co., 8.750%, 5/25/10............        392,429
   3,315,000 Pioneer Natural Resources Co., 9.625%, 4/1/10......      3,428,565
                                                                   ------------
                                                                      4,162,835
                                                                   ------------


                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             PAPER--1.5%
 $ 2,410,000 Abitibi-Consolidated, Inc., 6.950%, 4/1/08.........   $  2,189,871
   2,000,000 International Paper Co., 8.125%, 7/8/05 (144A).....      2,019,680
                                                                   ------------
                                                                      4,209,551
                                                                   ------------

             RETAIL--1.5%
   1,995,000 Great Atlantic & Pacific Tea Co., 7.750%, 4/15/07..      1,805,078
   1,645,000 J.C. Penney Company, Inc., 9.750%, 6/15/21.........      1,459,510
   1,180,000 Rite Aid Corp., 7.125%, 1/15/07....................        607,700
     630,000 Rite Aid Corp., 7.700%, 2/15/27....................        283,500
                                                                   ------------
                                                                      4,155,788
                                                                   ------------

             TELECOMMUNICATIONS--10.3%
   3,000,000 AT & T Corp., 8.350%, 1/15/25......................      3,003,159
     930,000 AT & T Corp., 8.625%, 12/1/31......................        941,417
   1,660,000 Deutsche Telekom International, 8.000%, 6/15/10....      1,676,836
   1,000,000 Global Crossings Holdings, Ltd., 9.625%, 5/15/08...        975,000
   4,800,000 GTE Corp., 7.900%, 2/1/27..........................      4,563,533
   3,090,000 KPNQuest, 7.125%, 6/1/09 (EUR).....................      2,731,723
     500,000 LCI International, Inc., 7.250%, 6/15/07...........        481,354
   3,000,000 McLeodUSA, Inc., 8.125%, 2/15/09...................      2,715,000
   1,186,000 Qwest Communications International, Inc., 10.875%,
              4/1/07............................................      1,289,775
   2,000,000 Qwest Communications International, Inc., 7.500%,
              11/1/08...........................................      1,944,102
     615,000 Sprint Capital Corp., 6.900%, 5/1/19...............        547,237
   6,900,000 Worldcom, Inc., 8.875%, 1/15/06....................      7,117,667
                                                                   ------------
                                                                     27,986,803
                                                                   ------------

             U.S. GOVERNMENT--7.4%
   1,500,000 U.S. Treasury Notes, 4.250%, 11/15/03..............      1,407,657
   9,000,000 U.S. Treasury Notes,
              5.625%, 5/15/08...................................      8,682,210
   1,650,000 U.S. Treasury Notes,
              5.750%, 8/15/03...................................      1,622,156
   1,200,000 U.S. Treasury Notes,
              6.125%, 8/15/07...................................      1,193,250
   4,000,000 U.S. Treasury Notes,
              6.500%, 2/15/10...................................      4,136,880
   3,000,000 U.S. Treasury Notes,
              6.750%, 5/15/05...................................      3,069,840
                                                                   ------------
                                                                     20,111,993
                                                                   ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)                SHORT-TERM INVESTMENT--0.4%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             YANKEE--16.8%
 $ 1,800,000 British Sky Broadcasting Group Plc., 8.200%,
              7/15/09...........................................   $  1,691,465
   3,800,000 Empresa Nacional de Chile, 8.500%, 4/1/09..........      3,708,823
   1,150,000 Endesa-Chile Overseas, 7.200%, 4/1/06..............      1,072,628
   5,600,000 Freeport Terminal Malta, Plc., 7.250%, 5/15/28
              (144A)............................................      5,006,540
   4,000,000 Hydro Quebec,
              8.050%, 7/7/24....................................      4,245,068
     900,000 Kappa Beheer BV,
              10.625%, 7/15/09..................................        918,000
     615,000 Multicanal SA,
              10.500%, 4/15/18..................................        487,387
   3,700,000 Multicanal SA,
              13.125%, 4/15/09..................................      3,561,250
   1,750,000 Multicanal SA,
              9.250%, 2/1/02....................................      1,658,125
   3,300,000 Orange, Plc.,
              8.750%, 6/1/06....................................      3,407,250
   2,200,000 Pemex Finance, Ltd.,
              8.020%, 5/15/07...................................      2,089,241
   1,500,000 Pemex Finance, Ltd., 9.150%, 11/15/18..............      1,529,422
   1,000,000 Pemex Finance, Ltd.,
              9.690%, 8/15/09...................................      1,054,885
   1,000,000 Republic of Colombia, 7.250%, 2/23/04..............        837,500
     500,000 Republic of Colombia, 8.375%, 2/15/27..............        318,750
   1,070,000 Republic of Colombia, 9.750%, 4/23/09..............        941,600
   3,100,000 Republic of Korea,
              8.875%, 4/15/08...................................      3,220,125
   2,060,000 Republic of Panama,
              8.875%, 9/30/27...................................      1,740,700
   2,750,000 Republic of Philippines, 9.875%, 1/15/19...........      2,255,000
   2,300,000 SK Telecom, Ltd.,
              7.750%, 4/29/04...................................      2,245,087
     600,000 United Mexican States, 9.875%, 2/1/10..............        622,500
   3,050,000 YPF Sociedad Anonima, 7.750%, 8/27/07..............      2,897,500
                                                                   ------------
                                                                     45,508,846
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $275,778,860)....................    266,358,564
                                                                   ------------

                                                                       VALUE
 FACE AMOUNT                                                         (NOTE 1A)
 $   980,000 Household Finance Corp., 6.880%, 7/3/00.............   $    979,625
             Total Short-Term Investment
              (Identified Cost $979,625).........................        979,625
                                                                    ------------
             Total Investments--98.5%
              (Identified Cost $276,758,485)(a)..................    267,338,189
             Other assets less liabilities.......................      4,060,241
                                                                    ------------
             TOTAL NET ASSETS--100%..............................   $271,398,430
                                                                    ============

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized depreciation on investments based on cost of $276,758,485 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  1,889,008
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (11,309,304)
                                                                   ------------
   Net unrealized depreciation...................................  $ (9,420,296)
                                                                   ============

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,805,250 or 3.6% of net assets.
AUD--Australian Dollar
CAD--Canadian Dollar
EUR--Euro Currency

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2000 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2000
                                          (UNAUDITED)

ASSETS
 Investments at value................................             $267,338,189
 Cash................................................                    4,752
 Receivable for:
 Securities sold.....................................                1,584,605
 Fund shares sold....................................                  447,545
 Accrued interest....................................                5,007,553
                                                                  ------------
  Total Assets.......................................              274,382,644

LIABILITIES
 Payable for:
 Fund shares redeemed................................  $  525,960
 Securities purchased................................   2,281,257
 Accrued expenses:
 Management fees.....................................      88,590
 Deferred trustees fees..............................      50,704
 Other expenses......................................      37,703
                                                       ----------
  Total Liabilities..................................                2,984,214
                                                                  ------------
NET ASSETS...........................................             $271,398,430
                                                                  ============
 Net assets consist of:
 Capital paid in.....................................             $278,658,115
 Undistributed net investment income.................               10,004,928
 Accumulated net realized gains (losses).............               (7,845,173)
 Unrealized appreciation (depreciation) on
  investments and foreign currency...................               (9,419,440)
                                                                  ------------
NET ASSETS...........................................             $271,398,430
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($271,398,430 divided by 2,602,770 shares of
 beneficial interest)................................             $     104.27
                                                                  ============
Identified cost of investments.......................             $276,758,485
                                                                  ============

INVESTMENT INCOME
 Interest...........................................               $10,647,606
                                                                   -----------
EXPENSES
 Management fees....................................  $   543,115
 Trustees' fees and expenses........................        9,714
 Custodian..........................................       46,422
 Audit and tax services.............................        7,272
 Legal..............................................        3,193
 Printing...........................................       28,233
 Miscellaneous......................................        1,061
                                                      -----------
  Total Expenses....................................                   639,010
                                                                   -----------
NET INVESTMENT INCOME...............................                10,008,596
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...................................   (5,613,799)
 Foreign currency transactions--net.................         (404)  (5,614,203)
                                                      -----------
Unrealized appreciation (depreciation) on:
 Investments--net...................................    3,148,372
 Foreign currency transactions--net.................          488    3,148,860
                                                      -----------  -----------
Net gain (loss).....................................                (2,465,343)
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.........................................               $ 7,543,253
                                                                   ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $ 10,008,596  $ 19,965,851
 Net realized gain (loss)..........................   (5,614,203)   (1,978,706)
 Unrealized appreciation (depreciation)............    3,148,860   (19,270,744)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.    7,543,253    (1,283,599)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0   (20,098,991)
 Net realized gain.................................            0      (428,181)
 In excess of net realized gains...................            0      (252,955)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0   (20,780,127)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   36,526,725   111,246,990
 Reinvestment of distributions.....................            0    20,780,127
 Cost of shares redeemed...........................  (56,527,340)  (93,898,120)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  (20,000,615)   38,128,997
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (12,457,362)   16,065,271
NET ASSETS
 Beginning of the period...........................  283,855,792   267,790,521
                                                    ------------  ------------
 End of the period................................. $271,398,430  $283,855,792
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $ 10,004,928  $     (3,668)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      357,713     1,020,882
 Issued in reinvestment of distributions...........            0       204,310
 Redeemed..........................................     (554,280)     (862,791)
                                                    ------------  ------------
 Net Change........................................     (196,567)      362,401
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS              YEAR ENDED DECEMBER 31,
                          ENDED JUNE    ------------------------------------------------
                           30, 2000       1999      1998      1997      1996      1995
                          ----------    --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....   $ 101.40     $ 109.89  $ 108.52  $ 105.63  $ 108.67  $  95.53
                           --------     --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income..       3.85         7.67      6.76      7.43      7.72      7.34
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (0.98)       (8.18)     3.00      4.05     (2.70)    12.85
                           --------     --------  --------  --------  --------  --------
 Total From Investment
  Operations............       2.87        (0.51)     9.76     11.48      5.02     20.19
                           --------     --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00        (7.72)    (6.64)    (7.51)    (7.74)    (7.05)
 Distributions From Net
  Realized Capital
  Gains.................       0.00        (0.16)    (1.75)    (1.08)    (0.32)     0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........       0.00        (0.10)     0.00      0.00      0.00      0.00
                           --------     --------  --------  --------  --------  --------
 Total Distributions....       0.00        (7.98)    (8.39)    (8.59)    (8.06)    (7.05)
                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................   $ 104.27     $ 101.40  $ 109.89  $ 108.52  $ 105.63  $ 108.67
                           ========     ========  ========  ========  ========  ========
TOTAL RETURN (%)........        2.8 (b)     (0.5)      9.0      10.9       4.6      21.2
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.47 (a)     0.48      0.48      0.52      0.52      0.55
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       7.35 (a)     7.12      6.66      6.97      7.22      7.22
Portfolio Turnover Rate
 (%)....................         94 (a)       77        82        40        98        73
Net Assets, End of
 Period (000)...........   $271,398     $283,856  $267,791  $202,888  $180,359  $167,712

(a) Computed on an annualized basis.
(b) Periods less than one year are not computed on an annualized basis.

                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: ROGER LAVAN, PETER WILBY AND DAVID SCOTT SALOMON BROTHERS ASSET MANAGEMENT INC


[PHOTO OF ROGER LAVAN]
[PHOTO OF PETER WILBY]

[PHOTO OF DAVID SCOTT]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Salomon Brothers Strategic Bond Opportunities Series returned 2.0% for the six-month period ending June 30, 2000. This compares to the 1.6% return of the Lipper Variable Product General Bond Fund Average/9/ and the 4.0% return of the Lehman Brothers Aggregate Bond Index/2/.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: Throughout the past year, strong domestic economic growth has sparked obsti-nate fear over the prospect of higher inflation. The Federal Reserve has at-tempted to ward off some of these concerns by raising interest rates six times since June of 1999, thereby bringing the Federal Funds target rate from 4.75% to 6.50%. Despite the Federal Reserve's action, economic data remains strong.

In general, the fixed income markets have had their worst year since 1994 due to inflation jitters, a reduction in market liquidity, widening yield spreads, Y2K concerns over the last half of 1999, and worries over the Federal Reserve's intentions. Additionally, Treasury Secretary Lawrence Summers announced early in the first quarter of 2000 that the Treasury, due to large budget surpluses, would buy back as much as $30 billion of outstanding securities over the year. This buyback program played a key role in the absolute decline in Treasury yield levels. It also led to the sharp inversion (lower interest rates at longer maturities than at intermediate or short maturities) across the yield curve.

Investment grade bonds posted 4.5% for the year ending June 30, 2000 as repre-sented by the Salomon Smith Barney Broad Investment Grade Bond Index. The cor-porate issuance, after a long, steep slide in the later half of 1999, had a jump start at the beginning of the year and continued an upward trend into 2000. In particular, the month of March had essentially been overrun by new is-sues, whose total was 12% higher than the same month last year.

Emerging market debt had an outstanding year returning 20.0% for the one-year period ending June 30, 2000 as represented by the Salomon Smith Barney Brady Bond Index. Country fundamentals have improved as reflected by rising commodity prices, evidence of cyclical economic recoveries, and the prospect of continued Brady bond exchanges. The markets' fundamentals remain solid: Mexico was up-graded by Moodys to investment grade, several Latin American countries have is-sued new debt, and Russia has agreed to a deal that will restructure some old Soviet debt.

The High Yield Bond market has been experiencing a bear market since May 1999, declining 1.5% for the one year period ending June 30th as tracked by the Salo-mon Smith Barney High Yield Market Index. Investors siphoned money from the high yield sector in pursuit of the equity market's lofty returns throughout most of the year. The lack of available cash suffocated the new-issue market also prompting secondary levels to lower prices. However, towards the end of the year, mutual fund inflows entered positive territory with the new-issue calendar primarily dominated by euro-denominated issues. Over time, we believe that the non-dollar high yield market will evolve much like the investment-grade Eurodollar market has evolved.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: Since the start of the year, our most notable change has been a reduction in our emerging market debt allocation. During most of 1999 and early 2000, the Series' emerging market debt allocation was around 20%. We cut back this allo-cation to approximately 10% at the start of the second quarter. Emerging market debt has performed strongly since late 1998 and the spreads in this sector have narrowed considerably versus investment grade corporate bonds and high yield debt. With corporate spreads under pressure during most of the first quarter, we felt it was prudent to reduce our allocation to the emerging market debt sector.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The greatest positive contributor to the Series' performance of the past year has been the allocation to emerging market debt. Emerging market debt re-turned 20.0% over the past year, significantly outperforming all other sectors of the fixed income market. The allocation to high yield bonds has been the biggest drag on performance. High yield bonds, as measured by the Salomon Smith Barney High Yield Index, have declined 1.5%.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: While inflation has edged higher this year, the most recent price data has not aggravated the picture and there is a reasonable chance that if demand is cooling, an important source of potential wage and price pressures would be contained. Thus, with a lot of tightening under its belt, and some tentative signs that it's having an effect while inflation is still reasonably low, the Fed can maintain that a pause may be warranted. Whatever their immediate in-tentions, officials likely still see the risks toward higher inflation. The slowing signs are too tentative, especially in the labor markets. We therefore anticipate at least a quarter-point of further tightening will be forthcoming this year, pushing the Fed Funds target rate to 6.75% or higher.

We expect spread sectors such as high yield, investment grade corporates, and mortgage securities to perform well over the next six months due to a steepen-ing yield curve and a relatively inactive Federal Reserve.

                                  [GRAPH]
   A $10,000 Investment compared to the Lehman Brothers Aggregate Bond Index since the Series' Inception

              Salomon Brothers
              Strategic             Lehman Aggregate
10/31/94         $10,000                $10,000
6/30/95          $11,074                 11,197
6/30/96          $12,390                 11,758
6/30/97          $14,146                 12,717
6/30/98          $15,379                 14,056
6/30/99          $15,222                 14,496
6/30/00          $15,789                 15,156

Average Annual Return
                                                   Lipper Variable
                  Strategic Bond      Lehman        General Bond
                   Opp. Series    Aggregate Bond    Fund Average
6 Months              2.0%            4.0%              1.6%
1 Year                3.7%            4.6%              2.7%
3 Years               3.7%            6.0%              4.2%
5 Years               7.4%            6.3%              6.1%
Since Inception       8.4%            7.6%


[CHECKMARK] FUND FACTS

GOAL: A high level of total return consistent with the preservation of capital.

START DATE: October 31, 1994

SIZE: $92 million as of June 30, 2000

MANAGERS: Peter Wilby and David Scott have co-managed the Series since its inception in October 1994. Roger Lavan began co-managing the Series in June 1998. Mr. Wilby and Mr. Scott have also managed the Salomon Brothers Investment

Series--Strategic Bond Fund since March 1995 and the North American Strategic Income Fund since March 1995. Mr. Wilby has also managed the Salomon Brothers Investment Series--High Yield Bond Fund since March 1995. Mr. Lavan has also managed the Salomon Brothers Investment Series--U.S. Government Income Fund and North American U.S. Government Securities Fund since January 1992 and the Salomon Brothers U.S. Government Series since 1994. He joined Salomon Brothers in 1990.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--98.1% OF TOTAL NET ASSETS

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              AEROSPACE & DEFENSE--0.4%
    $ 250,000 Raytheon Co.,
               6.150%, 11/1/08..................................   $    222,226
      125,000 Sequa Corp.,
               9.000%, 8/1/09...................................        120,000
      250,000 Stellex Industries, Inc.,
               9.500%, 11/1/07(e)...............................         25,000
                                                                   ------------
                                                                        367,226
                                                                   ------------

              APPAREL & TEXTILES--0.5%
      250,000 Collins & Aikman Floorcovering, 10.000%, 1/15/07..        244,375
      125,000 Levi Strauss & Co.,
               7.000%, 11/1/06..................................         95,625
      150,000 Westpoint Stevens, Inc.,
               7.875%, 6/15/05..................................        125,250
                                                                   ------------
                                                                        465,250
                                                                   ------------

              AUTO RENTAL--0.3%
      250,000 Avis Group Holdings, Inc.,
               11.000%, 5/1/09..................................        260,000
                                                                   ------------

              AUTOMOTIVE--1.2%
      250,000 Breed Technologies, Inc.,
               9.250%, 4/15/08 (144A)(f)........................          2,813
      500,000 Daimler Chrysler North America Holdings Corp.,
               7.750%, 5/27/03..................................        504,035
      250,000 Federal-Mogul Corp.,
               7.375%, 1/15/06..................................        183,750
      250,000 Foamex L.P., 9.875%, 6/15/07......................        191,563
      250,000 Key Plastics, Inc. Series B
               10.250%, 3/15/07(f)..............................         21,250
      250,000 Lear Corp.,
               8.110%, 5/15/09 (144A)...........................        228,051
                                                                   ------------
                                                                      1,131,462
                                                                   ------------

              BANKS--1.2%
      125,000 Bangkok Sentral NG,
               8.600%, 6/15/27..................................        108,075
      550,000 Bankamerica Corp.,
               7.875%, 5/16/05..................................        558,619
      130,000 European Bank For Reconstruction & Development,
               10.500%, 1/25/01 (PLN)...........................         28,437
       75,000 Sovereign Bancorp, Inc.,
               10.500%, 11/15/06................................         75,000
    1,000,000 Vnesheconombank,
               6.062%, 12/15/15(c)..............................        311,250
                                                                   ------------
                                                                      1,081,381
                                                                   ------------

     FACE                                                           VALUE
    AMOUNT                                                        (NOTE 1A)

              CABLE & OTHER MEDIA--2.0%
     $250,000 Adelphia Communications Corp. Series B, 10.500%,
               7/15/04........................................   $    251,250
      500,000 Avalon Cable,
               0/11.125%, 12/1/08(b)..........................        323,750
      250,000 Capstar Broadcasting
               9.250%, 7/1/07.................................        256,250
      375,000 Century Communications Corp.,
               Zero Coupon, 1/15/08...........................        155,625
      500,000 Charter Communications Holdings Corp., 0/9.920%,
               4/1/11(b)......................................        285,000
      150,000 CSC Holdings, Inc.
               10.500%, 5/15/16...............................        160,125
      150,000 Diamond Cable Communications 0/11.750%,
               12/15/05(b)....................................        143,063
      250,000 Telewest Communication Plc., 0/11.000%,
               10/1/07(b).....................................        238,125
                                                                 ------------
                                                                    1,813,188
                                                                 ------------

              CAPITAL GOODS/BUILDING PRODUCTS--0.8%
      200,000 High Voltage Engineering Corp., 10.500%,
               8/15/04........................................        139,000
      250,000 Jordan Industries, Inc. Series B, 0/11.750%,
               4/1/09(b)......................................        161,250
      250,000 Motors & Gears, Inc. Series D, 10.750%,
               11/15/06.......................................        241,875
      250,000 Neenah Corp. Series D,
               11.125%, 5/1/07................................        185,000
                                                                 ------------
                                                                      727,125
                                                                 ------------

              CHEMICALS--0.5%
      200,000 Borden Chemicals & Plastics Corp., 9.500%,
               5/1/05.........................................        177,000
      250,000 Lyondell Chemical Co.,
               9.875%, 5/1/07.................................        247,500
                                                                 ------------
                                                                      424,500
                                                                 ------------
              CONSTRUCTION--0.3%
      250,000 Nortek, Inc.,
               9.875%, 3/1/04.................................        236,875
                                                                 ------------


              CONSUMER PRODUCTS--1.0%
      125,000 Anchor Advanced Products, Inc. 11.750%, 4/1/04..         84,375
      250,000 Indesco International, Inc.,
               9.750%, 4/15/08................................         93,750
      250,000 North Atlantic Trading, Inc.,
               11.000%, 6/15/04...............................        226,875
       25,000 Revlon Worldwide,
               8.625%, 2/1/08.................................         12,500

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              CONSUMER PRODUCTS--(CONTINUED)
     $250,000 Simmons Co.,
               10.250%, 3/15/09.................................   $    223,125
      375,000 United Industries Corp.,
               9.875%, 4/1/09...................................        208,125
      125,000 Windmere-Durable Holdings, Inc., 10.000%, 7/31/08.        123,125
                                                                   ------------
                                                                        971,875
                                                                   ------------

              CONTAINERS/PACKAGING--0.5%
      150,000 Norampac, Inc.,
               9.500%, 2/1/08...................................        145,500
      125,000 Owens Illinois, Inc.,
               7.500%, 5/15/10..................................        108,408
      200,000 Radnor Holdings Corp.,
               10.000%, 12/1/03.................................        180,000
                                                                   ------------
                                                                        433,908
                                                                   ------------

              COSMETICS--0.2%
      125,000 French Fragrances, Inc.,
               10.375%, 5/15/07.................................        117,500
       50,000 Revlon Consumer Products Corp., 9.000%, 11/1/06...         35,500
                                                                   ------------
                                                                        153,000
                                                                   ------------

              ELECTRONICS--0.2%
      150,000 Amphenol Corp.,
               9.875%, 5/15/07..................................        152,063
                                                                   ------------

              ENERGY--1.3%
      250,000 Belco Oil & Gas Corp.,
               8.875%, 9/15/07..................................        231,250
      150,000 Benton Oil & Gas Co.,
               11.625%, 5/1/03..................................        109,500
      250,000 Calpine Corp.,
               8.750%, 7/15/07..................................        252,975
      250,000 Continental Resources, Inc.,
               10.250%, 8/1/08..................................        223,125
      250,000 Frontier Oil Corp.
               9.125%, 2/15/06..................................        222,500
      250,000 United Refining Co. Series B,
               10.750%, 6/15/07.................................        150,000
                                                                   ------------
                                                                      1,189,350
                                                                   ------------

              FINANCE--1.5%
      620,000 KFW International Finance,
               16.300%, 6/24/03 (PLN)...........................        140,961
      600,000 Morgan Stanley Dean Witter,
               7.750%, 6/15/05..................................        603,739

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              FINANCE--(CONTINUED)
 $    600,000 Paine Webber Group, Inc.,
               6.450%, 12/1/03..................................   $    571,608
      100,000 TPSA Finance BV,
               7.750%, 12/10/08 (144A)..........................         92,248
                                                                   ------------
                                                                      1,408,556
                                                                   ------------

              FINANCIAL/LEASING--0.9%
      250,000 ContiFinancial Corp.
               8.125%, 4/1/08(f)................................         31,250
      600,000 Countrywide Funding Corp.,
               6.250%, 4/15/09..................................        523,464
      250,000 Navistar International Corp.,
               8.000%, 2/1/08...................................        230,625
                                                                   ------------
                                                                        785,339
                                                                   ------------

              FOOD & BEVERAGES--0.9%
      250,000 Delta Beverage Group, Inc.
               9.750%, 12/15/03.................................        237,188
      250,000 Imperial Holly Corp.,
               9.750%, 12/15/07.................................         49,063
      500,000 Kroger Co.,
               7.650%, 4/15/07..................................        489,855
      350,000 NEBCO Evans Holdings Co., 0/12.375%,
               7/15/07(b)(f)....................................              0
      100,000 Vlasic Foods International, Inc., 10.250%, 7/1/09.         40,000
                                                                   ------------
                                                                        816,106
                                                                   ------------

              FOREIGN CORPORATE--0.1%
      550,000 Sudwest Landes Bank,
               17.500%, 5/5/03 (PLN)............................        127,446
                                                                   ------------

              FOREIGN GOVERNMENT--13.8%
      365,000 Algeria Tranche,
               6.750%, 3/4/10...................................        281,962
      475,000 Federal Republic of Brazil,
               14.500%, 10/15/09................................        509,438
    1,249,606 Federal Republic of Brazil,
               8.000%, 4/15/14(c)...............................        921,584
      700,000 Government of Spain,
               6.000%, 1/31/08 (EUR)............................        689,007
       34,000 Government of Spain,
               6.150%, 1/31/13 (EUR)............................         33,916
      825,000 Ivory Coast,
               2.000%, 3/29/18(c)...............................        132,000
      550,000 Kingdom of Sweden,
               10.250%, 5/5/03 (SEK)............................         70,415
      600,000 Ministry Finance of Russia,
               12.750%, 6/24/28.................................        514,890
      291,166 Morocco Loan Tranche,
               6.062%, 1/1/09...................................        260,593

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              FOREIGN GOVERNMENT--(CONTINUED)
 $    250,000 National Republic of Bulgaria,
               3.000%, 7/28/12(c)................................  $    183,750
      220,000 National Republic of Bulgaria,
               7.062%, 7/28/11(c)................................       173,536
      275,000 Republic of Argentina
               11.750%, 4/7/09...................................       255,729
      494,000 Republic of Argentina
               11.750%, 6/15/15..................................       447,784
      275,000 Republic of Argentina
               11.375%, 1/30/17..................................       245,987
      500,000 Republic of Argentina
               6.000%, 3/31/23(c)................................       331,875
      280,000 Republic of Colombia,
               10.875%, 3/9/04...................................       260,764
       50,000 Republic of Colombia,
               9.750%, 4/23/09...................................        44,000
      296,021 Republic of Croatia
               7.032%, 7/31/06(c)................................       278,437
      170,000 Republic of Deutschland,
               6.500%, 7/15/03 (EUR).............................       168,677
    3,050,000 Republic of Deutschland,
               7.375%, 1/3/05 (EUR)..............................     3,166,622
      120,000 Republic of Deutschland,
               5.625%, 1/4/28 (EUR)..............................       116,042
      500,000 Republic of Ecuador
               4.000%, 2/28/25(c)................................       170,625
   79,000,000 Republic of Greece,
               9.700%, 5/27/01 (GRD).............................       229,039
      171,000 Republic of Italy,
               9.500%, 2/1/01 (EUR)..............................       167,515
      225,000 Republic of Panama
               4.250%, 7/17/14(c)................................       179,168
      200,000 Republic of Panama
               8.875%, 9/30/27...................................       168,432
      300,000 Republic of Peru,
               4.500%, 3/7/17(c).................................       199,500
      125,000 Republic of Philippines,
               9.875%, 1/15/19...................................       106,221
      166,665 Republic of Venezuela,
               7.4375%, 3/31/07(c)...............................       136,249
      333,332 Republic of Venezuela, Series B, 7.4375%,
               3/31/07(c)........................................       274,697
      750,000 Republic of Venezuela
               13.625%, 8/15/18..................................       698,438
    1,800,000 Russian Principal Loans,
               6.063%, 12/15/20(c)...............................       550,710
      175,000 United Mexican States,
               10.375%, 2/17/09..................................       184,634

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              FOREIGN GOVERNMENT--(CONTINUED)
 $    450,000 United Mexican States,
               11.375%, 9/15/16.................................   $    510,075
      118,000 United Mexican States,
               6.250%, 12/31/19.................................         97,645
                                                                   ------------
                                                                     12,759,956
                                                                   ------------

              FORESTRY PRODUCTS--0.1%
      125,000 Tembec Industries, Inc.,
               8.625%, 6/30/09..................................        118,750
                                                                   ------------

              GOVERNMENT AGENCIES--31.9%
       91,823 Federal Home Loan Mortgage, 10.000%, 05/15/20.....         95,604
        1,275 Federal Home Loan Mortgage, 1156.500%,
               06/15/21(d)......................................         37,205
      311,549 Federal National Mortgage Association, 7.393%,
               08/17/03.........................................        311,524
    2,953,082 Federal National Mortgage Association, 7.368%,
               01/17/13.........................................      2,990,083
        9,829 Federal National Mortgage Association, 13.000%,
               11/15/15.........................................         11,042
       40,429 Federal National Mortgage Association, 10.400%,
               04/25/19.........................................         42,626
    3,385,915 Federal National Mortgage Association, 0.576%,
               03/17/20(d)......................................         71,951
      707,535 Federal National Mortgage Association, 6.500%,
               03/1/26..........................................        670,608
       82,867 Federal National Mortgage Association, 7.000%,
               05/1/26..........................................         80,303
    4,517,183 Federal National Mortgage Association, 1.663%,
               02/25/35(d)......................................        305,033
    8,397,150 Federal National Mortgage Association, 0.531%,
               10/17/36(d)......................................        189,745
    9,791,799 Federal National Mortgage Association, 1.044%,
               06/25/38(d)......................................        538,549
    9,500,000 Federal National Mortgage Association, 7.000%,
               TBA..............................................      9,171,965
    9,000,000 Federal National Mortgage Association, 7.500%,
               TBA..............................................      8,872,020
    6,000,000 Federal National Mortgage Association, 8.000%,
               TBA..............................................      6,025,320
                                                                   ------------
                                                                     29,413,578
                                                                   ------------
              HEALTHCARE--0.4%
      250,000 Fresenius Medical Care Capital Trust I, 9.000%,
               12/1/06..........................................        238,125
      175,000 Tenet Healthcare Corp., 9.250%, 9/1/10, (144A)....        176,530
                                                                   ------------
                                                                        414,655
                                                                   ------------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              HOTEL/LODGING--0.9%
 $    250,000 Capstar Hotel Co.,
               8.750%, 8/15/07..................................   $    221,875
      250,000 HMH Properties, Inc. Series B,
               7.875%, 8/1/08...................................        225,625
      400,000 Park Place Entertainment Corp.,
               9.375%, 2/15/07, (144A)..........................        400,000
                                                                   ------------
                                                                        847,500
                                                                   ------------

              HOUSING RELATED--0.2%
      250,000 CB Richards Ellis Services, Inc.
               8.875%, 6/01/06..................................        213,750
                                                                   ------------

              INTERNET SOFTWARE--0.2%
      125,000 Covad Communications Group, 12.000%, 2/15/10,
               (144A)...........................................         98,125
       50,000 PSINet, Inc.,
               11.500%, 11/1/08.................................         47,000
                                                                   ------------
                                                                        145,125
                                                                   ------------

              LEISURE TIME--1.0%
       75,000 Harrah's Operating Co., Inc.
               7.875%, 12/15/05.................................         70,687
      250,000 Horseshoe Gaming
               9.375%, 6/15/07..................................        245,000
      150,000 Mohegan Tribal Gaming,
               8.750%, 1/1/09...................................        143,250
      250,000 Sun International Hotels,
               8.625%, 12/15/07.................................        227,500
      239,000 Waterford Gaming,
               9.500%, 3/15/10, (144A)..........................        231,830
                                                                   ------------
                                                                        918,267
                                                                   ------------

              METALS/MINING/STEEL--0.3%
      250,000 Murrin Murrin Holdings Property, Ltd. 9.375%,
               8/31/07..........................................        217,500
      100,000 P&L Coal Holdings Corp.,
               9.625%, 5/15/08..................................         93,250
                                                                   ------------
                                                                        310,750
                                                                   ------------

              MORTGAGE--14.1%
      246,925 Airplane Pass Through Trust,
               10.875%, 3/15/19.................................        200,599
    1,800,000 Commercial Mortgage Asset Trust 7.350%, 08/17/13..      1,706,053
      900,000 ContiMortgage Home Equity Loans, 7.000%, 12/25/01,
               (144A)...........................................        562,359
      877,838 Countrywide Mortgage Backed Securities Corp.,
               7.750%, 06/25/24.................................        858,873

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              MORTGAGE--(CONTINUED)
 $  9,591,865 DLJ Commercial Mortgage Corp. 0.892%, 05/10/23(d).   $    377,919
    8,847,577 DLJ Commercial Mortgage Corp. 1.068%, 11/12/31(d).        441,494
   24,600,000 DLJ Mortgage Acceptance Corp., 1.3635%, 11/15/04,
               (144A)(d)........................................      1,237,161
      242,015 First Union Residential Securitization, 7.000%,
               08/25/28.........................................        214,183
      982,243 GE Capital Mortgage Services, Inc. 6.750%,
               11/25/28.........................................        876,652
    1,570,708 Green Tree Financial Corp.,
               7.070%, 01/15/29.................................      1,471,549
    1,250,000 LB Commercial Conduit Mortgage Trust, 6.780%,
               4/15/09..........................................      1,197,182
    1,314,391 Mid State Trust VI,
               7.340%, 07/1/35..................................      1,266,744
      437,609 PNC Mortgage Securities Corp., 6.735%, 02/25/28...        374,155
      342,451 PNC Mortgage Securities Corp. 6.750%, 05/25/28....        292,796
      464,531 PNC Mortgage Securities Corp., 6.838%, 05/25/28...        399,497
      740,317 PNC Mortgage Securities Corp. 6.772%, 03/25/29....        662,584
      638,070 PNC Mortgage Securities Corp. 6.910%, 04/25/29....        548,740
      339,286 RG Receivables Co.,
               9.600%, 2/28/05..................................        291,786
                                                                   ------------
                                                                     12,980,326
                                                                   ------------

              MOTORCYCLES--0.1%
      125,000 Derby Cycle Corp.,
               10.000%, 5/15/08.................................         50,000
                                                                   ------------

              OIL--0.9%
      125,000 Gulf Canada Resources, Ltd.,
               9.625%, 7/1/05...................................        127,187
      125,000 Key Energy Services, Inc.,
               14.000%, 1/15/09.................................        140,625
      150,000 Plains Resources, Inc.,
               10.250%, 3/15/06.................................        151,125
      425,000 Union Oil Co.,
               7.350%, 6/15/09..................................        411,630
                                                                   ------------
                                                                        830,567
                                                                   ------------

              PAPER--0.1%
       60,000 Repap New Brunswick, Inc.,
               10.625%, 4/15/05.................................         52,800
                                                                   ------------

              PHOTO EQUIPMENT--0.1%
      125,000 Polaroid Corp.,
               11.500%, 2/15/06.................................        129,688
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              REAL ESTATE--0.1%
 $    150,000 Spieker Properties L.P.,
               7.250%, 5/1/09...................................   $    140,661
                                                                   ------------

              RETAIL--1.2%
      100,000 Cole National Group, Inc.
               9.875%, 12/31/06.................................         73,500
      250,000 Finlay Fine Jewelry Corp.,
               8.375%, 5/01/08..................................        225,000
      321,000 Guitar Center Management Co., Inc. 11.000%,
               7/1/06...........................................        311,370
      125,000 Pueblo Xtra International,
               9.500%, 8/1/03...................................         58,125
      398,000 Wal-Mart Stores, Inc.,
               7.550%, 2/15/30..................................        407,405
                                                                   ------------
                                                                      1,075,400
                                                                   ------------

              SERVICES--2.0%
      125,000 Allied Waste North America, Inc. 10.000%, 8/1/09,
               (144A)...........................................        105,000
      650,000 Cendant Corp.,
               7.750%, 12/1/03..................................        624,845
      125,000 Integrated Electric Services, Inc., 9.375%,
               2/1/09...........................................        101,250
      250,000 Intertek Finance Plc, Series B,
               10.250%, 11/1/06.................................        206,250
      250,000 Iron Mountain, Inc.,
               10.125%, 10/1/06.................................        251,250
      250,000 Loomis Fargo & Co.,
               10.000%, 1/15/04.................................        241,250
      250,000 Primark Corp.,
               9.250%, 12/15/08.................................        276,250
      250,000 Safety Kleen Services,
               9.250%, 6/1/08(f)................................         21,250
                                                                   ------------
                                                                      1,827,345
                                                                   ------------

              STEEL--0.7%
      175,000 AK Steel Corp.,
               7.875%, 2/15/09..................................        155,312
      500,000 USX Corp.,
               7.200%, 2/15/04..................................        492,700
                                                                   ------------
                                                                        648,012
                                                                   ------------

              TELECOMMUNICATIONS--3.3%
      100,000 Centennial Cellular Corp.,
               10.750%, 12/15/08................................         97,625
      150,000 Crown Castle International Corp., 10.750%, 8/1/11.        152,062
      125,000 Global Crossing Holdings, Ltd.,
               9.125%, 11/15/06.................................        120,000

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

              TELECOMMUNICATIONS--(CONTINUED)
 $    200,000 GTE Corp.
               6.940%, 4/15/28..................................   $    177,131
      275,000 ICG Holdings, Inc.,
               0/13.500%, 9/15/05(b)............................        266,062
      125,000 Intermedia Communications, Inc., 8.600%, 6/1/08...        116,250
      350,000 International Cabletel, Inc.,
               0/11.500%, 2/1/06(b).............................        324,625
      125,000 Leap Wireless International, Inc., 12.500%,
               4/15/10..........................................        107,500
      500,000 Nextel Communications, Inc., 0/9.950%, 2/15/08(b).        368,750
      250,000 Nextel Communications, Inc., 0/9.750%,
               10/31/07(b)......................................        187,500
      125,000 Nextlink Communications, Inc., 10.750%, 6/1/09....        123,125
      150,000 Price Communications Wireless Corp., 11.750%,
               7/15/07..........................................        161,250
      650,000 Sprint Capital Corp.,
               5.700%, 11/15/03.................................        613,132
      400,000 United International Holdings Series B, 0/10.750%,
               2/15/08(b).......................................        268,000
                                                                   ------------
                                                                      3,083,012
                                                                   ------------

              TRANSPORTATION--0.4%
      150,000 Enterprises Shipholding Corp.
               8.875%, 5/1/08...................................         84,750
      200,000 Holt Group, Inc.,
               9.750%, 1/15/06..................................         20,000
      125,000 Stena AB,
               8.750%, 06/15/07.................................        109,062
      265,000 TFM S.A.,
               0/11.750%, 6/15/09(b)............................        182,187
                                                                   ------------
                                                                        395,999
                                                                   ------------

              U.S. GOVERNMENT--12.4%
      200,000 United States Treasury Bonds,
               6.125%, 11/15/27.................................        199,438
    2,000,000 United States Treasury Bonds,
               5.250%, 11/15/28.................................      1,770,626
      910,000 United States Treasury Bonds,
               5.500%, 8/15/28..................................        834,925
    1,000,000 United States Treasury Bonds,
               6.125%, 8/15/29..................................      1,010,000
    3,000,000 United States Treasury Bonds,
               6.250%, 5/15/30..................................      3,147,660
    1,500,000 United States Treasury Notes,
               5.250%, 5/31/01..................................      1,483,830

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

     FACE                                                              VALUE
    AMOUNT                                                           (NOTE 1A)

              U.S. GOVERNMENT--(CONTINUED)
 $  2,000,000 United States Treasury Notes,
               6.500%, 3/31/02...................................   $  2,001,240
    1,000,000 United States Treasury Notes,
               5.875%, 11/15/04..................................        985,470
                                                                    ------------
                                                                      11,433,189
                                                                    ------------

              WATER--0.1%
      125,000 Azurix Corp.,
               10.750%, 2/15/10, (144A)..........................        120,938
                                                                    ------------
              Total Bonds & Notes
               (Identified Cost $95,139,035).....................     90,454,918
                                                                    ------------

PREFERRED STOCKS--0.0%

    SHARES
          840 TCR Holdings, Class B..............................              9
          462 TCR Holdings, Class C..............................              5
        1,219 TCR Holdings, Class D..............................             12
        2,521 TCR Holdings, Class E..............................             25
                                                                    ------------
              Total Preferred Stocks
               (Identified Cost $300)............................             51
                                                                    ------------

WARRANTS--0.0%

          200 In Flight Phone Corp...............................              0
                                                                    ------------
              Total Warrants
               (Identified Cost $0.00)...........................              0
                                                                    ------------

SHORT-TERM INVESTMENTS--26.5%

     FACE                                                            VALUE
    AMOUNT                                                         (NOTE 1A)

  $12,407,000 Repurchase Agreement with State Street Corp.
               dated 6/30/00 at 6.400% to be repurchased at
               $12,413,617 on 7/03/00, collateralized by
               $11,340,000 U.S. Treasury Bonds, 6.875% due
               8/15/25 with a value of $12,658,275.............   $ 12,407,000
   12,000,000 Repurchase Agreement with Warburg Dillon Reed LLC dated 6/30/00 at 6.550% to be repurchased at
               $12,006,550 on 7/03/00, collateralized by
               $10,384,000 U.S. Treasury Bonds, 7.625% due
               11/15/22 with a value of $12,240,140............     12,000,000
                                                                  ------------
              Total Short-Term Investments
               (Identified Cost $24,407,000)...................     24,407,000
                                                                  ------------
              Total Investments--124.6%
               (Identified Cost $119,546,335)(a)...............    114,861,969
              Other assets less liabilities....................    (22,680,585)
                                                                  ------------
              TOTAL NET ASSETS--100%...........................   $ 92,181,384
                                                                  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

FORWARD CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                  LOCAL    AGGREGATE               UNREALIZED
     CURRENCY        DELIVERY   CURRENCY      FACE      TOTAL    APPRECIATION/
     CONTRACT          DATE      AMOUNT      VALUE      VALUE    (DEPRECIATION)
Canadian Dollar
 (bought)            7/28/2000     768,410 $  517,028 $  519,571    $  2,543
Canadian Dollar
 (sold)              7/28/2000   2,168,410  1,467,305  1,466,202       1,102
Euro Currency
 (bought)            7/28/2000   2,937,268  2,748,453  2,809,383      60,930
Euro Currency
 (sold)              7/28/2000   2,905,720  2,727,944  2,779,209     (51,265)
Euro Currency
 (sold)              7/28/2000     197,987    180,000    189,018      (9,018)
Pound Sterling
 (bought)            7/28/2000     104,483    158,248    158,180         (67)
Pound Sterling
 (sold)              7/28/2000     106,731    160,000    161,583      (1,583)
Greek Drachma
 (sold)              7/28/2000 169,508,825    453,839    479,843     (26,004)
Greek Drachma
 (bought)            7/28/2000 169,508,825    459,959    479,843      19,884
Japanese Yen (sold)  7/28/2000 201,770,383  1,880,140  1,911,774     (31,634)
Japanese Yen
 (bought)            7/28/2000 121,204,237  1,130,943  1,148,410      17,467
Polish Zloty (sold)  7/28/2000   4,075,139    918,264    927,527      (9,263)
Polish Zloty
 (bought)            7/28/2000   3,974,080    911,176    904,525      (6,651)
Swedish Krona
 (sold)              7/28/2000   3,359,970    370,000    381,797     (11,797)
Swedish Krona
 (bought)            7/28/2000   3,359,970    377,724    381,798       4,074
                                                                    --------
Net unrealized depreciation on Forward Currency Contracts......     $(41,282)
                                                                    ========

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized depreciation on investments based on cost of $119,546,335 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 1,432,700
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (6,117,066)
                                                                   -----------
   Net unrealized depreciation.................................... $(4,684,366)
                                                                   ===========

(b) Step Bond: Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.
(c) Variable or floating rate security. Rate disclosed is as of June 30, 2000.
(d) Interest only certificate. This security receives monthly interest payments but is not entitled to principal payments.
(e) Non-Income producing security.
(f) Non-Income producing; issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,255,055 or 3.5% of net assets.
EUR--Euro Currency
GRD--Greek Drachma
PLN--Polish Zloty
SEK--Swedish Krona

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2000 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2000
                                          (UNAUDITED)

ASSETS
 Investments at value................................              $ 90,454,969
 Investments in repurchase agreements at cost........                24,407,000
                                                                   ------------
  Total Investments..................................               114,861,969

 Receivable for:
 Securities sold.....................................                   598,672
 Fund shares sold....................................                   279,244
 Accrued interest....................................                 1,513,445
 Foreign taxes.......................................                     1,059
                                                                   ------------
  Total Assets.......................................               117,254,389

 LIABILITIES
 Payable for:
 Fund shares redeemed................................  $   204,515
 Securities purchased................................   24,721,029
 Due to custodian bank...............................       12,836
 Open forward currency contracts--net................       41,282
 Withholding taxes...................................        1,518
 Miscellaneous.......................................          158
 Accrued expenses:
 Management fees.....................................       48,599
 Deferred trustees fees..............................        8,825
 Other expenses......................................       34,243
                                                       -----------
  Total Liabilities..................................                25,073,005
                                                                   ------------
 NET ASSETS..........................................              $ 92,181,384
                                                                   ============
 Net assets consist of:
 Capital paid in.....................................              $ 99,914,849
 Undistributed net investment income.................                 2,925,500
 Accumulated net realized gains (losses).............                (5,931,484)
 Unrealized appreciation (depreciation) on
  investments, foreign currency and forward
  contracts..........................................                (4,727,481)
                                                                   ------------
 NET ASSETS..........................................              $ 92,181,384
                                                                   ============
 Computation of offering price:
 Net asset value and redemption price per share
  ($92,181,384 divided by 8,470,070 shares of
  beneficial interest)...............................              $      10.88
                                                                   ============
 Identified cost of investments......................              $119,546,335
                                                                   ============

INVESTMENT INCOME
 Interest...........................................               $ 3,356,562
                                                                   -----------

EXPENSES
 Management fees....................................  $   298,234
 Trustees' fees and expenses........................        6,537
 Custodian..........................................       46,820
 Audit and tax services.............................        7,571
 Legal..............................................        1,089
 Printing...........................................        6,570
 Miscellaneous......................................        1,472
                                                      -----------
  Total Expenses....................................                   368,293
                                                                   -----------
NET INVESTMENT INCOME...............................                 2,988,269
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net...................................      667,035
 Options--net.......................................     (176,497)
 Foreign currency transactions--net.................     (146,689)     343,849
                                                      -----------
 Unrealized appreciation
  (depreciation) on:
 Investments--net...................................   (1,474,099)
 Foreign currency transactions--net.................       (6,657)  (1,480,756)
                                                      -----------  -----------
Net gain (loss).....................................                (1,136,907)
                                                                   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.........................................               $ 1,851,362
                                                                   ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                See accompanying notes to financial statements.

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,988,269  $  7,751,203
 Net realized gain (loss)..........................      343,849    (3,919,652)
 Unrealized appreciation (depreciation)............   (1,480,756)   (2,464,503)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.    1,851,362     1,367,048
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (7,574,436)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0    (7,574,436)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   13,128,119    29,507,364
 Reinvestment of distributions.....................            0     7,574,436
 Cost of shares redeemed...........................  (17,708,457)  (31,413,923)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   (4,580,338)    5,667,877
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   (2,728,976)     (539,511)
NET ASSETS
 Beginning of the period...........................   94,910,360    95,449,871
                                                    ------------  ------------
 End of the period................................. $ 92,181,384  $ 94,910,360
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $  2,925,500  $    (62,769)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    1,223,773     2,585,620
 Issued in reinvestment of distributions...........            0       709,882
 Redeemed..........................................   (1,651,139)   (2,751,781)
                                                    ------------  ------------
 Net Change........................................     (427,366)      543,721
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED             YEAR ENDED DECEMBER 31,
                           JUNE 30,    ------------------------------------------
                             2000       1999     1998     1997     1996     1995
                          ----------   -------  -------  -------  -------  ------
Net Asset Value,
 Beginning of Period....   $ 10.67     $ 11.43  $ 12.01  $ 11.62  $ 10.85  $ 9.74
                           -------     -------  -------  -------  -------  ------
Income From Investment
 Operations
 Net Investment Income..      0.35        0.95     0.80     0.75     0.51    0.58
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     (0.14)      (0.78)   (0.56)    0.54     1.05    1.30
                           -------     -------  -------  -------  -------  ------
 Total From Investment
  Operations............      0.21        0.17     0.24     1.29     1.56    1.88
                           -------     -------  -------  -------  -------  ------
Less Distributions
 Distributions From Net
  Investment Income.....      0.00       (0.93)   (0.79)   (0.76)   (0.60)  (0.55)
 Distributions From Net
  Realized Capital
  Gains.................      0.00        0.00    (0.02)   (0.14)   (0.19)  (0.22)
 Distributions in Excess
  of Net Realized
  Capital Gains.........      0.00        0.00    (0.01)    0.00     0.00    0.00
                           -------     -------  -------  -------  -------  ------
 Total Distributions....      0.00       (0.93)   (0.82)   (0.90)   (0.79)  (0.77)
                           -------     -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................   $ 10.88     $ 10.67  $ 11.43  $ 12.01  $ 11.62  $10.85
                           =======     =======  =======  =======  =======  ======
TOTAL RETURN (%)........       2.0(b)      1.4      2.0     11.1     14.4    19.4
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      0.80(a)     0.81     0.85     0.85     0.85    0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      6.50(a)     8.15     7.20     7.32     7.79    8.39
Portfolio Turnover Rate
 (%)....................       356(a)      224      283      258      176     202
Net Assets, End of
 Period (000) ..........   $92,181     $94,910  $95,450  $71,202  $35,808  $9,484
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --          --       --     0.87     1.19    2.44

(a)Computed on an annualized basis.
(b)Periods less than one year are not computed on an annualized basis.

SALOMON BROTHERS U.S. GOVERNMENT SERIES
PORTFOLIO MANAGER: ROGER LAVAN SALOMON BROTHERS ASSET MANAGEMENT INC


                                                            [PHOTO APPEARS HERE]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Salomon Brothers US Government Series returned 3.4% for the six-month period ending June 30, 2000 versus 3.5% return of the Lehman Brothers Interme-diate Government Bond Index/4/ and a 3.6% return of the Lipper Variable Product GNMA/US Mortgage Fund Average/17/.

This slight underperformance resulted from the Series' allocation to agencies and mortgage pass-throughs. Treasury securities outperformed all sectors of the fixed income market during the last six months.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: Throughout the past year, strong domestic economic growth has sparked obsti-nate fear over the prospect of higher inflation. The Federal Reserve has at-tempted to ward off some of these concerns by raising interest rates six times since June of 1999, thereby bringing the Federal Funds target rate from 4.75% to 6.50%. Economic data, however, remains strong.

In general, the fixed income markets have had their worst year since 1994 due to inflation jitters, a reduction in market liquidity, widening yield spreads, Y2K concerns over the last half of 1999, and worries over the Federal Reserve's intentions. Additionally, Treasury Secretary Lawrence Summers announced early in the first quarter of 2000 that the Treasury, due to large budget surpluses, would buy back as much as $30 billion of outstanding securities over the year. This buyback program played a key role in the absolute decline in Treasury yield levels. It also led to the sharp inversion across the yield curve.

In mid June the Treasury Department went on to announce that it will repurchase up to $2 billion of outstanding government securities in a reverse auction. Primary dealers of government securities submit offers and the Treasury decides which offers to accept for repurchase in a reverse auction. The repurchase op-eration will target 13 issues maturing between February 2019 and August 2023. There also is sentiment in the market that the bond auction in August could be the last such sale of 30-year securities after President Clinton announced that the Treasury could eliminate the federal debt, now $3.5 trillion, by 2012.

So far this year, the 30-year Treasury bond has performed the best. Agency debt is one sector of the bond market that considerably lagged the strong perfor-mance of Treasuries. There is concern in the market about proposals to alter federal regulation of such institutions as Fannie Mae and Freddie Mac, and, among other things, to possibly end conditional government lines of credit to them.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: At the start of the year, we felt that the economy was too strong and that the Fed would need to continue to tighten monetary policy. Because inflation was relatively benign, our view was the short end of the yield curve would bear the brunt of the tightening moves, leading to a flat to inverted U.S. Treasury yield curve. We implemented a "barbell" yield curve strategy where the Series held a combination of very short and long maturities and avoided the middle (2-5 year) part of the yield curve. This strategy proved to be very beneficial, as there was a dramatic inversion in the yield curve with the 30-year bond ending the first quarter 64 basis point lower in yield than the 2-year Treasury. The barbell yield curve strategy offset considerably the poor performance that agency bonds and mortgage pass-throughs had relative to U.S. Treasuries during the past six months.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: During the past 12 months, rising interest rates, widening spreads on mort-gages and agency bonds, and extreme inversion of the yield curve were the prin-cipal factors affecting the Series' performance. Given this environment and re-strictions placed on the Series regarding Treasury holdings, we are fairly pleased with how the Series has performed over the past 12 months. On a gross basis, the Series outperformed the benchmark by 60 basis points. Net of fees and expenses, the Series' 3.41% return was 8 basis points shy of the benchmark.

The biggest positive contributor to the Series' performance was the barbell yield curve position, while the allocation away from Treasuries to mortgage pass-throughs and agency debentures had the largest negative impact relative to the benchmark.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: While inflation has edged higher this year, the most recent price data has not aggravated the picture and there is a reasonable chance that if demand is cooling, an important source of potential wage and price pressures would be contained. Thus, with a lot of tightening under its belt, and some tentative signs that it's having an effect while inflation is still reasonably low,


                                    [GRAPH]

A $10,000 Investment compared to the Lehman Intermediate Government Index since the Series' Inception

                Salomon Brothers U.S.  Lehman Intermediate
                Government Securities   Government Index

10/31/94               $10,000              $10,000
 6/30/95               $11,009              $10,890
 6/30/96               $11,445              $11,428
 6/30/97               $12,318              $12,222
 6/30/98               $13,410              $13,246
 6/30/99               $13,820              $13,832
 6/30/00               $14,455              $14,453

Average Annual Total Returns

                                                      Lipper Variable
                 US Government    Lehman Intermediate  US Mortgage
                    Series           US Government      and GNMA

6 months             3.4%               3.5%               3.6%
1 Year               4.6%               4.5%               4.4%
3 Years              5.5%               5.8%               5.5%
5 Years              5.6%               5.8%               5.9%
Since Inception      6.7%               6.7%               n/a



[CHECKMARK] FUND FACTS

GOAL: A high level of current income consistent with the preservation of capital and maintenance of liquidity.

START DATE: October 31, 1994

SIZE: $50 million as of June 30, 2000

MANAGERS: Roger Lavan has managed the Series since its inception in 1994. Mr. Lavan has managed the Salomon Brothers Investment Series--U.S. Government Income Fund and the North American U.S. Government Securities Fund since January 1992. He joined Salomon Brothers Asset Management Inc in 1990. Mr. Lavan has also co-managed the Strategic Bond Opportunities Series since June 1998.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.
the Fed can maintain that a pause may be warranted. Whatever their immediate intentions, officials likely still see the risks toward higher inflation. The slowing signs are too tentative, especially in the labor markets. We therefore anticipate at least a quarter-point of further tightening will be forthcoming this year, pushing the Fed Funds target rate to 6.75% or higher.

The bond market should perform well as the Fed comes to an end of its tighten-ing campaign. We look for the yield curve to revert to a somewhat normal shape and government bonds to provide returns in the 6% to 9% range over the next year. As the economy moderates and the Fed becomes less active, or perhaps be-comes inactive, we will look to overweight the 2-5 year area of the yield curve and increase the Series' allocation away from Treasuries.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--85.5% OF TOTAL NET ASSETS

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCY--74.1%
 $1,000,000 Federal Home Loan Banks, 5.800%, 9/2/08..............  $    916,900
    132,478 Federal Home Loan Mortgage Corp., 7.500%, 5/1/07.....       132,716
     10,533 Federal Home Loan Mortgage Corp., 6.000%, 10/1/10....         9,990
    206,503 Federal Home Loan Mortgage Corp., 7.000%, 7/1/11.....       202,953
     41,702 Federal Home Loan Mortgage Corp., 11.750%, 1/1/12....        46,537
    388,690 Federal Home Loan Mortgage Corp., 6.500%, 8/1/13.....       375,692
    438,203 Federal Home Loan Mortgage Corp., 10.000%, 3/1/16....       461,209
    128,027 Federal Home Loan Mortgage Corp., 8.250%, 4/1/17.....       130,511
     94,761 Federal Home Loan Mortgage Corp., 9.000%, 10/1/17....        97,382
  1,214,660 Federal Home Loan Mortgage Corp., 6.000%, 10/1/18....     1,112,932
    191,419 Federal Home Loan Mortgage Corp., 8.000%, 12/1/19....       192,615
    457,794 Federal Home Loan Mortgage Corp., 8.000%, 7/1/20.....       458,938
    203,598 Federal Home Loan Mortgage Corp., 10.500%, 6/1/20....       217,850
    146,629 Federal Home Loan Mortgage Corp., 7.000%, 4/15/21....       145,391
    177,832 Federal Home Loan Mortgage Corp., 6.500%, 3/1/26.....       167,996
     38,395 Federal Home Loan Mortgage Corp., 6.500%, 5/1/26.....        36,271
     43,684 Federal Home Loan Mortgage Corp., 6.500%, 6/1/26.....        41,268
    653,573 Federal Home Loan Mortgage Corp., 6.500%, 7/1/26.....       617,422
  1,049,139 Federal Home Loan Mortgage Corp., 6.000%, 11/1/28....       961,274
    135,026 Federal National Mortgage Association, 6.500%,
             6/1/08..............................................       131,997
     48,300 Federal National Mortgage Association, 6.500%,
             12/1/10.............................................        46,972
    577,454 Federal National Mortgage Association, 6.500%,
             4/1/13..............................................       557,601
    135,881 Federal National Mortgage Association, 6.500%,
             4/1/13..............................................       131,210
     29,098 Federal National Mortgage Association, 6.500%,
             4/1/13..............................................        28,097
    524,457 Federal National Mortgage Association, 6.500%,
             7/1/13..............................................       506,426

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCY--(CONTINUED)
 $  984,361 Federal National Mortgage Association, 7.368%,
             1/17/13.............................................  $    996,694
     10,678 Federal National Mortgage Association, 14.500%,
             11/15/14............................................        12,216
    318,631 Federal National Mortgage Association, 12.000%,
             10/1/15.............................................       351,488
     35,620 Federal National Mortgage Association, 12.500%,
             9/20/15.............................................        39,660
     32,296 Federal National Mortgage Association, 13.000%,
             11/15/15............................................        36,282
     18,536 Federal National Mortgage Association, 12.000%,
             11/15/16............................................        20,448
    171,790 Federal National Mortgage Association, 12.500%,
             1/15/16.............................................       191,276
      9,435 Federal National Mortgage Association, 7.000%,
             9/1/19..............................................        10,319
    124,111 Federal National Mortgage Association, 7.000%,
             11/1/23.............................................       120,581
    266,886 Federal National Mortgage Association, 6.500%,
             3/1/26..............................................       252,957
    128,928 Federal National Mortgage Association, 7.000%,
             7/1/26..............................................       124,939
  1,079,306 Federal National Mortgage Association, 6.604%,
             12/28/28............................................     1,038,832
    446,613 Federal National Mortgage Association, 7.000%,
             11/1/28.............................................       431,540
    584,830 Federal National Mortgage Association, 7.000%,
             2/1/28..............................................       565,092
    669,746 Federal National Mortgage Association, 7.000%,
             10/1/28.............................................       647,142
  1,366,310 Federal National Mortgage Association, 6.500%,
             4/1/29..............................................     1,289,455
    659,930 Federal National Mortgage Association, 7.000%,
             2/1/29..............................................       637,658
    115,392 Federal National Mortgage Association, 7.000%,
             2/1/29..............................................       111,498
  1,255,000 Federal National Mortgage Association, 6.527%,
             5/25/30.............................................     1,170,288
    994,990 Federal National Mortgage Association, 7.000%,
             1/1/30..............................................       960,474
  1,975,000 Federal National Mortgage Association, 8.000%, TBA...     1,983,334
  5,000,000 Federal National Mortgage Association, 7.500%, TBA...     4,928,900
  1,000,000 Federal National Mortgage Association, 7.000%, TBA...       965,470
  1,400,000 Federal National Mortgage Association, 7.000%, TBA...     1,373,316
  1,500,000 Federal National Mortgage Association, 6.500%, TBA...     1,414,215

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)                SHORT-TERM INVESTMENTS--52.2%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCY--(CONTINUED)
 $3,975,000 Federal National Mortgage Association, 6.000%, TBA..   $  3,637,761
    169,025 Government National Mortgage Association 9.000%,
             12/15/16...........................................        174,844
    954,464 Government National Mortgage Association 9.000%,
             12/20/19...........................................        983,474
  5,000,000 Government National Mortgage Association 7.500%,
             TBA................................................      4,964,050
                                                                   ------------
                                                                     37,162,353
                                                                   ------------

            U.S. GOVERNMENT--11.4%
    100,000 U.S. Treasury Bonds, 6.375%, 8/15/27................        102,984
  1,500,000 U.S. Treasury Notes, 5.250%, 5/15/04................      1,447,260
  4,000,000 U.S. Treasury Notes, 6.500%, 2/15/10................      4,136,880
                                                                   ------------
                                                                      5,687,124
                                                                   ------------
            Total Bonds & Notes
             (Identified Cost $43,509,293)......................     42,849,477
                                                                   ============

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

 $3,000,000 Boral, Ltd. 6.800%, 7/12/00.........................   $  2,993,767
  3,000,000 Duke Energy Field Services, 6.930%, 7/12/00.........      2,993,647
  3,000,000 Earthgrains Co., 6.800%, 7/12/00....................      2,993,767
  3,000,000 Houston Industries Financeco, L.P., 6.950%, 7/12/00.      2,993,629
  3,000,000 Imperial Tobacco Group, PLC, 6.850%, 7/11/00........      2,994,292
  2,210,000 Repurchase Agreement with State Street Corp. dated
             6/30/00 at 6.400% to be repurchased at $2,211,179
             on 7/3/00, collateralized by $2,020,000 U.S.
             Treasury Bonds, 6.875% due 8/15/25 with a value of
             $2,254,825.........................................      2,210,000
  9,000,000 Repurchase Agreement with Warburg Dillon Reed dated
             6/30/00 at 6.550% to be repurchased at $9,004,913
             on 7/3/00, collateralized by $9,000,000 U.S.
             Treasury Bonds, 6.000% due 2/15/26 with a value of
             $9,011,250.........................................      9,000,000
                                                                   ------------
            Total Short-Term Investments
             (Identified Cost $26,179,102)......................     26,179,102
                                                                   ------------
            Total Investments--137.7%
             (Identified Cost $69,688,395)(a)...................     69,028,579
            Other assets less liabilities.......................   (18,894,143)
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $ 50,134,436
                                                                   ============

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized depreciation on investments based on cost of $69,688,395 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 189,185
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (849,001)
                                                                   ---------
   Net unrealized depreciation.................................... $(659,816)
                                                                   =========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
JUNE 30, 2000 (UNAUDITED)                 SIX MONTHS ENDED JUNE 30, 2000
                                          (UNAUDITED)

ASSETS
 Investments at value.................................              $57,818,579
 Investments in repurchase agreements at cost.........               11,210,000
                                                                    -----------
 Total Investments....................................               69,028,579
 Cash.................................................                   48,912
 Receivable for:
 Fund shares sold.....................................                  211,082
 Accrued interest.....................................                  348,074
                                                                    -----------
  Total Assets........................................               69,636,647

LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $   214,274
 Securities purchased.................................   19,229,356
 Accrued expenses:
 Management fees......................................       29,665
 Deferred trustees fees...............................        8,069
 Other expenses.......................................       20,847
                                                        -----------
  Total Liabilities...................................               19,502,211
                                                                    -----------
NET ASSETS............................................              $50,134,436
                                                                    ===========
 Net assets consist of:
 Capital paid in......................................              $50,867,561
 Undistributed net investment income..................                1,590,209
 Accumulated net realized gains (losses)..............               (1,663,518)
 Unrealized appreciation (depreciation) on
  investments.........................................                 (659,816)
                                                                    -----------
NET ASSETS............................................              $50,134,436
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($50,134,436 divided by 4,484,294 shares of
 beneficial interest).................................              $     11.18
                                                                    ===========
Identified cost of investments........................              $69,688,395
                                                                    ===========

INVESTMENT INCOME
 Interest................................................            $1,764,525
                                                                     ----------

EXPENSES
 Management fees.........................................  $135,158
 Trustees' fees and expenses.............................     6,115
 Custodian...............................................    20,825
 Audit and tax services..................................     8,971
 Legal...................................................       532
 Printing................................................     2,493
 Miscellaneous...........................................     9,006
                                                           --------
  Total expenses.........................................   183,100
  Less expenses assumed by the investment adviser........   (11,078)    172,022
                                                           --------  ----------
NET INVESTMENT INCOME....................................             1,592,503
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net........................................              (524,048)
 Unrealized appreciation (depreciation) on:
 Investments--net........................................               601,866
                                                                     ----------
Net gain (loss)..........................................                77,818
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....            $1,670,321
                                                                     ==========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  1,592,503  $  2,897,190
 Net realized gain (loss)..........................     (524,048)   (1,147,477)
 Unrealized appreciation (depreciation)............      601,866    (1,664,506)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.    1,670,321        85,207
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (2,904,887)
 Net realized gain.................................            0      (109,221)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0    (3,014,108)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................    9,164,571    25,884,708
 Reinvestment of distributions.....................            0     3,014,108
 Cost of shares redeemed...........................  (11,667,943)  (20,808,995)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   (2,503,372)    8,089,821
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........     (833,051)    5,160,920
NET ASSETS
 Beginning of the period...........................   50,967,487    45,806,567
                                                    ------------  ------------
 End of the period................................. $ 50,134,436  $ 50,967,487
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $  1,590,209  $     (2,294)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      838,378     2,268,282
 Issued in reinvestment of distributions...........            0       277,968
 Redeemed..........................................   (1,070,660)   (1,822,836)
                                                    ------------  ------------
 Net Change........................................     (232,282)      723,414
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED             YEAR ENDED DECEMBER 31,
                           JUNE 30,    ------------------------------------------
                             2000       1999     1998     1997     1996     1995
                          ----------   -------  -------  -------  -------  ------
Net Asset Value,
 Beginning of Period....   $ 10.81     $ 11.47  $ 11.14  $ 10.83  $ 11.04  $ 9.96
                           -------     -------  -------  -------  -------  ------
Income From Investment
 Operations
 Net Investment Income..      0.36        0.65     0.47     0.53     0.58    0.33
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      0.01       (0.62)    0.37     0.40    (0.21)   1.16
                           -------     -------  -------  -------  -------  ------
 Total From Investment
  Operations............      0.37        0.03     0.84     0.93     0.37    1.49
                           -------     -------  -------  -------  -------  ------
Less Distributions
 Distributions From Net
  Investment Income.....      0.00       (0.66)   (0.45)   (0.53)   (0.56)  (0.33)
 Distributions From Net
  Realized Capital
  Gains.................      0.00       (0.03)   (0.06)   (0.05)   (0.02)  (0.08)
 Distributions in Excess
  of Net Realized
  Capital Gains.........      0.00        0.00     0.00    (0.04)    0.00    0.00
                           -------     -------  -------  -------  -------  ------
 Total Distributions....      0.00       (0.69)   (0.51)   (0.62)   (0.58)  (0.41)
                           -------     -------  -------  -------  -------  ------
Net Asset Value, End of
 Period.................   $ 11.18     $ 10.81  $ 11.47  $ 11.14  $ 10.83  $11.04
                           =======     =======  =======  =======  =======  ======
TOTAL RETURN (%)........       3.4(b)      0.2      7.5      8.6      3.3    15.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............      0.70(a)     0.70     0.70     0.70     0.70    0.70
Ratio of Net Investment
 Income to Average Net
 Assets (%).............      6.46(a)     5.89     5.70     6.42     6.13    5.62
Portfolio Turnover Rate
 (%)....................       710(a)      530      496      572      388     415
Net Assets, End of
 Period (000)...........   $50,134     $50,967  $45,807  $22,143  $13,211  $7,542
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........      0.75(a)     0.72     0.77     0.98     1.37    2.90

(a) Computed on an annualized basis.
(b) Not computed on an annualized basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES

LEAD PORTFOLIO MANAGER: PETER W. PALFREY, CFA
PORTFOLIO MANAGERS: RICHARD RACZKOWSKI AND DANNY CHAN, CFA

BACK BAY ADVISORS, L.P.

[PHOTO OF PETER W. PALFREY]
[PHOTO OF RICHARD RACZKOWSKI]

[PHOTO OF DANNY CHAN]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Back Bay Advisors Managed Series performed below its peer group average for the first six months of calendar year 2000, returning 0.6% versus a 1.9% return of the Lipper Variable Product Flexible Fund Average/8/. This placed the Series in the 65th percentile of its group. The Series also modestly underperformed the 1.4% return of a blend of the S&P 500 Index/25/ (60%) and the Lehman Aggregate Bond Index/2/ (40%).

This underperformance reflected the weaker performance of the stock portion of the portfolio relative to the S&P 500 Index during the first quarter, coupled with the underperformance of the bond portion of the portfolio during the second quarter. On a positive note, the overall portfolio rebounded strongly in June, as low P/E holdings within the stock portfolio, as well as corporate, Yankee and non-dollar holdings in the bond portfolio provided significant incremental return to the Series as Federal Reserve monetary tightening fears abated. The Series remains well ahead of its peers on a 3-year and 5-year basis, with annualized returns of 13.2% and 16.7%, respectively, versus mean returns of 11.8% and 14.5%, respectively, for its Lipper peer group.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: Continued robust economic activity in the U.S., combined with tight labor markets and upward pressure on asset prices (especially equities) prompted the Federal Reserve to raise short term rates aggressively through the first half of calendar 2000. However, despite this tighter monetary policy, yields on longer maturity Treasuries actually declined by as much as 58 basis points, re-flecting an unprecedented Treasury buyback program funded from accelerating budget surpluses and investor confidence in the Federal Reserve's aggressive monetary strategy. This reduction in market liquidity caused considerable vola-tility in the equity market as investors reassessed corporate earnings pros-pects in light of tighter monetary policy, with the broader stock market ending modestly lower for the period. Similarly, non-Trea-sury bond sectors, including corporates, Yankees, and non-dollar securities, lagged the Treasury sector's strong performance, as investors showed little in-terest in taking on liquidity, structure, or credit risk.

Q: GIVEN THIS ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: With the Federal Reserve aggressively tightening monetary policy through the first half of calendar 2000, and with equity valuations at relatively "full" historical levels, the Series has been managed more defensively than in recent years. The equity allocation has been targeted at approximately 62%--a 20% un-derweight position versus our "neutral" stock-bond split of 65% stock/35% bond (stocks can comprise from between 50%-80% of the total portfolio). Proceeds from equity rebalancings have been reinvested in bonds, including purchases of 5-year and 10-year Treasuries in mid-May as interest rates briefly rose on in-creased Federal Reserve tightening fears. The bond portfolio's duration remains long versus the Lehman Index, but has been reduced modestly over the last quar-ter. Bond holdings continue to be concentrated in spread product, including corporates and Yankees. Non-dollar exposure is primarily limited to Canada, but includes intermediate maturity exposure to Australia and the Euro, as a hedge against anticipated dollar weakness later in the year as the U.S. economy slows. Canada exposure has been maintained in longer maturity Canadian govern-ment and provincial issues, reflecting anticipated yield curve inversion in Canada, as well as positive supply technicals.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The Series' exposure to non-dollar, corporate, and lower grade Yankee bonds negatively impacted the Series' overall performance during the first half of the year, with credit spreads and non-dollar assets significantly weaker in April and May, rebounding only partially in June. The Series equity portfolio lagged the market during the first quar-ter, but turned in a strong performance during the second quarter, with both the core and low P/E holdings outperforming both the S&P/Barra Value Index and the broader S&P 500 Index. However, the Series' 62% weighting to equities was a negative (versus the average balanced fund allocation of 60% equities) given the 4.6% outperformance of bonds versus stocks for the first half of calendar 2000.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: In our view, the Federal Reserve is nearing the end of its tightening cycle as recent data suggest that the economy is downshifting to a slower, more sus-tainable pace. Retail sales and housing activity, in particular, appear to be slowing under the pressure of significantly higher borrowing costs orches-trated by Federal Reserve Chairman Alan Greenspan over the past 12 months. Un-der this "soft landing" scenario and as liquidity returns to the market, bonds, and in particular corporates, Yankees, and non-dollar securities held by the Series, should benefit from the reduced threat of aggressive Federal Reserve tightening. Equities, which have had a chance for earnings to catch up to the lofty valuation levels set early in 2000, should also benefit from a "sidelined" Federal Reserve. In particular, the relatively attractive valua-tions on the low P/E portion of the Series' stock portfolio should allow it to continue its strong performance versus the broader equity market.

                                   [GRAPH]

               A $10,000 Investment Compared to the S&P 500 and
      Lehman Brothers Government/Corporate Indices for the past 10 years

                  Back Bay          Lehman
               Managed Series    Government Corp.     S&P 500
6/30/90           $10,000            10,000            10,000
6/30/91           $10,741            11,020            10,739
6/30/92           $12,100            12,580            12,185
6/30/93           $13,780            14,235            13,840
6/30/94           $13,620            14,028            14,027
6/30/95           $16,499            15,820            17,682
6/30/96           $19,507            16,555            22,290
6/30/97           $24,649            17,836            29,995
6/30/98           $30,352            19,849            39,055
6/30/99           $34,590            20,386            47,938
6/30/00           $35,730            21,263            51,487

Average Annual Total Return

                                      Lehman                  Lipper Variable
                  Managed Series   Government Corp.   S&P 500   Flexible Avg.
6 Months               0.6%             4.2%           -0.4%        1.9%
1 Year                 3.3%             4.3%            7.4%        7.6%
3 Years               13.2%             6.0%           19.7%       11.8%
5 Years               16.7%             6.1%           23.8%       14.5%
10 Years              13.6%             7.8%           17.8%       12.9%
Since Inception       12.6%             8.1%           16.1%        n/a


[CHECKMARK] FUND FACTS

GOAL: A favorable total return through investment in a diversified portfolio. The Series' portfolio is expected to include a mix of common stocks and fixed income securities.

START DATE: March 30, 1987

SIZE: $204 million as of June 30, 2000

MANAGER: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages Back Bay Advisors Bond Income Series and several other fixed income and separate accounts. Richard Raczkowski and Danny Chan began managing the Series in May 2000.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--62.7% OF TOTAL NET ASSETS

                See accompanying notes to financial statements.

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         AEROSPACE--0.3%
  11,276 Boeing Co................................................   $   471,478
   2,700 Lockheed Martin Corp.....................................        66,994
     500 Northrop Grumman Corp....................................        33,125
   3,200 Rockwell International Corp..............................       100,800
                                                                     -----------
                                                                         672,397
                                                                     -----------

         AIR TRANSPORTATION--0.2%
   1,000 AMR Corp.(b).............................................        26,438
     900 Delta Air Lines, Inc.....................................        45,506
  10,400 FedEx Corp.(b)...........................................       395,200
                                                                     -----------
                                                                         467,144
                                                                     -----------

         APPAREL--0.0%
     400 Liz Claiborne, Inc.......................................        14,100
     800 VF Corp..................................................        19,050
                                                                     -----------
                                                                          33,150
                                                                     -----------

         AUTOMOBILE & RELATED--0.8%
   1,000 Autozone, Inc............................................        22,000
     500 Cooper Tire & Rubber Co..................................         5,563
   4,892 Delphi Automotive Systems Corp. .........................        71,240
  16,900 Ford Motor Co............................................       726,700
  11,400 General Motors Corp......................................       661,913
   1,100 Goodyear Tire & Rubber Co................................        22,000
     600 Johnson Controls, Inc....................................        30,788
     400 Navistar International Corp.(b)..........................        12,425
     500 Paccar, Inc. ............................................        19,844
     800 TRW, Inc.................................................        34,700
   2,213 Visteon Corp.............................................        26,830
                                                                     -----------
                                                                       1,634,003
                                                                     -----------

         BANKS--4.0%
  25,889 Bank of America Corp.....................................     1,113,227
  15,100 Bank of New York Co., Inc................................       702,150
  13,500 Chase Manhattan Corp.....................................       621,844
  35,466 Citigroup, Inc...........................................     2,136,827
   1,100 Comerica, Inc............................................        49,363
  17,300 First Union Corp.........................................       429,256
  12,500 FleetBoston Financial Corp...............................       425,000
   1,100 Golden West Financial Corp...............................        44,894
   1,600 Huntington Bancshares, Inc...............................        25,300
   3,100 KeyCorp..................................................        54,638
   4,800 J.P. Morgan & Company, Inc...............................       528,600
  20,300 National City Corp.......................................       346,369
   1,500 Regions Financial Corp...................................        29,813
   1,200 Southtrust Corp..........................................        27,150
   1,200 Summit Bancorp...........................................        29,550
   1,000 Union Planters Corp......................................        27,938
  15,900 U.S. Bancorp.............................................       306,075

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         BANKS--(CONTINUED)
  18,400 Washington Mutual, Inc...................................   $   531,300
  17,200 Wells Fargo & Co.........................................       666,500
                                                                     -----------
                                                                       8,095,794
                                                                     -----------

         BUSINESS MACHINES--2.6%
   2,200 Apple Computer, Inc. ....................................       115,225
  31,000 Dell Computer Corp.(b)...................................     1,528,688
   2,200 Gateway, Inc.(b).........................................       124,850
  31,900 International Business Machines..........................     3,495,044
                                                                     -----------
                                                                       5,263,807
                                                                     -----------

         BUSINESS SERVICES--0.8%
  19,400 America Online, Inc.(b)..................................     1,023,350
   1,000 Ceridian Corp.(b)........................................        24,063
   2,500 Compuware Corp.(b).......................................        25,938
     500 Deluxe Corp..............................................        11,781
   1,100 Dun & Bradstreet Corp....................................        31,488
   1,000 Equifax, Inc.............................................        26,250
   9,900 H & R Block, Inc.........................................       320,513
   1,900 Mckesson HBOC, Inc.......................................        39,781
     800 Quintiles Transnational Corp.(b).........................        11,300
     900 R.R. Donnelley & Sons Co. ...............................        20,306
   2,100 Unisys Corp.(b)..........................................        30,581
     600 W.W. Grainger, Inc.......................................        18,488
                                                                     -----------
                                                                       1,583,839
                                                                     -----------

         CHEMICALS--0.5%
   1,600 Air Products and Chemicals, Inc..........................        49,300
   4,500 Dow Chemical Co. ........................................       135,844
  15,100 E.I. Du Pont de Nemours..................................       660,625
     900 Engelhard Corp...........................................        15,356
     200 FMC Corp.(b).............................................        11,600
     400 Great Lakes Chemical Corp................................        12,600
     700 Hercules, Inc............................................         9,844
   1,800 Pitney Bowes, Inc........................................        72,000
   1,200 PPG Industries, Inc......................................        53,175
   1,100 Praxair, Inc.............................................        41,181
     500 W.R. Grace & Co.(b)......................................         6,063
                                                                     -----------
                                                                       1,067,588
                                                                     -----------

         COMMUNICATION--6.3%
     600 Andrew Corp.(b)..........................................        20,138
  33,076 AT&T Corp................................................     1,046,029
  23,524 Bell Atlantic Corp.......................................     1,195,313
  18,800 BellSouth Corp...........................................       801,350
   1,000 CenturyTel, Inc..........................................        28,750
  26,400 Nortel Networks Corp.....................................     1,801,800
   8,800 Qualcomm, Inc.(b)........................................       528,000
  32,960 SBC Communications, Inc..................................     1,425,520
   8,600 Sprint Corp..............................................       438,600
  32,550 WorldCom, Inc.(b)........................................     1,493,231

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                See accompanying notes to financial statements.

                                                                      VALUE
 SHARES                                                             (NOTE 1A)

         COMMUNICATION--(CONTINUED)
   1,300 Cabletron Systems, Inc.(b).............................   $    32,825
  17,300 GTE Corp...............................................     1,076,925
  48,436 Lucent Technologies, Inc...............................     2,869,833
                                                                   -----------
                                                                    12,758,314
                                                                   -----------

         COMPUTERS & BUSINESS EQUIPMENT--3.3%
     700 Adaptec, Inc.(b).......................................        15,925
  56,400 Cisco Systems, Inc.(b).................................     3,584,925
  21,200 EMC Corp.(b)...........................................     1,631,075
     700 NCR Corp.(b)...........................................        27,256
   1,500 Seagate Technology, Inc.(b)............................        82,500
  16,000 Sun Microsystems, Inc.(b)..............................     1,455,000
                                                                   -----------
                                                                     6,796,681
                                                                   -----------

         CONGLOMERATES--0.3%
     600 ITT Industries, Inc....................................        18,225
   6,200 Minnesota Mining & Manufacturing Co....................       511,500
                                                                   -----------
                                                                       529,725
                                                                   -----------

         CONSTRUCTION--0.8%
  27,000 Home Depot, Inc........................................     1,348,313
     300 Kaufman & Broad Home Corp..............................         5,944
  10,900 Masco Corp.............................................       196,881
     400 Owens Corning..........................................         3,700
     300 Pulte Corp.............................................         6,488
                                                                   -----------
                                                                     1,561,326
                                                                   -----------

         CONSUMER DURABLES--3.9%
 149,300 General Electric Co....................................     7,912,900
     800 Whirlpool Corp.........................................        37,300
                                                                   -----------
                                                                     7,950,200
                                                                   -----------

         CONTAINERS & PACKAGING--0.0%
     200 Ball Corp. ............................................         6,438
   1,000 Owens-Illinois, Inc.(b)................................        11,688
                                                                   -----------
                                                                        18,126
                                                                   -----------

         DATA PROCESSING--6.8%
  12,900 Automatic Data Processing, Inc.........................       690,956
   2,900 First Data Corp........................................       143,913
  30,000 Intel Corp.............................................     4,010,625
  78,900 Microsoft Corp.(b).....................................     6,312,000
   2,300 Novell, Inc.(b)........................................        21,275
  23,250 Oracle Corp.(b)........................................     1,954,453
   1,900 Parametric Technology Corp.(b).........................        20,900
   5,300 Veritas Software Corp.(b)..............................       598,983
                                                                   -----------
                                                                    13,753,105
                                                                   -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         DOMESTIC OIL--0.5%
  10,300 Halliburton Co...........................................   $   486,031
   1,000 Tosco Corp...............................................        28,313
   2,100 USX-Marathon Group.......................................        52,631
  15,600 Unocal Corp..............................................       516,750
                                                                     -----------
                                                                       1,083,725
                                                                     -----------

         DRUGS & MEDICINE--4.6%
  10,600 Abbott Laboratories......................................       472,363
  16,100 American Home Products Corp..............................       945,875
   9,200 Amgen, Inc.(b)...........................................       646,300
     400 C.R. Bard, Inc. .........................................        19,250
   2,000 Baxter International, Inc................................       140,625
   1,700 Becton, Dickinson & Co...................................        48,769
   9,000 Eli Lilly & Co...........................................       898,875
  19,300 Merck & Co., Inc. .......................................     1,478,863
  65,325 Pfizer, Inc..............................................     3,135,600
  11,600 Pharmacia Corp...........................................       599,575
  18,400 Schering-Plough Corp.....................................       929,200
                                                                     -----------
                                                                       9,315,295
                                                                     -----------

         ELECTRONICS--3.4%
   4,195 Agilent Technologies, Inc.(b)............................       309,381
   7,700 Analog Devices, Inc.(b)..................................       585,200
   6,300 Applied Materials, Inc.(b)...............................       570,938
     700 Cooper Industries, Inc...................................        22,794
  12,200 Emerson Electric Co......................................       736,575
  11,000 Hewlett-Packard Co.......................................     1,373,625
   5,500 Honeywell International, Inc.............................       185,281
   8,600 Micron Technology, Inc.(b)...............................       757,338
     300 Millipore Corp...........................................        22,613
   1,400 Molex, Inc...............................................        67,375
  24,000 Motorola, Inc............................................       697,500
  15,400 Raytheon Co., Class B....................................       296,450
   4,100 Solectron Corp.(b).......................................       171,688
  13,400 Texas Instruments, Inc...................................       920,413
     400 Thomas & Betts Corp......................................         7,650
   2,200 Xilinx, Inc.(b)..........................................       181,638
                                                                     -----------
                                                                       6,906,459
                                                                     -----------

         ENERGY & UTILITIES--1.2%
     900 American Electric Power, Inc.............................        26,663
     800 CMS Energy Corp..........................................        17,700
   1,100 Cinergy Corp.............................................        27,981
  13,200 Consolidated Edison, Inc.................................       391,050
   1,000 DTE Energy Co............................................        30,562
   8,500 Duke Energy Corp.........................................       479,188
  19,200 Edison International.....................................       393,600
   1,600 FirstEnergy Corp.........................................        37,400
     900 GPU, Inc.................................................        24,356
  22,000 PG&E Corp................................................       541,750

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                See accompanying notes to financial statements.

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         ENERGY & UTILITIES--(CONTINUED)
   1,000 PPL Corp.................................................   $    21,937
     600 Pinnacle West Capital Corp...............................        20,325
   1,500 Public Service Enterprise Group, Inc.....................        51,937
   2,000 Reliant Energy, Inc......................................        59,125
  10,800 TXU Corp.................................................       318,600
                                                                     -----------
                                                                       2,442,174
                                                                     -----------

         ENERGY RAW MATERIALS--0.3%
     800 Apache Corp..............................................        47,050
     100 Nacco Industries, Inc....................................         3,512
  29,700 Occidental Petroleum Corp................................       625,556
                                                                     -----------
                                                                         676,118
                                                                     -----------

         FINANCE--2.2%
  14,400 American Express Co......................................       750,600
   5,000 Associates First Capital Corp............................       111,562
     800 Bear Stearns Companies, Inc..............................        33,300
     800 Countrywide Credit Industries, Inc.......................        24,250
  13,800 Federal Home Loan Mortgage Corp..........................       558,900
  11,000 Federal National Mortgage Association....................       574,062
   3,300 Household International, Inc.............................       137,156
     800 Lehman Brothers Holdings, Inc............................        75,650
   9,100 Merrill Lynch & Co., Inc.................................     1,046,500
  12,200 Morgan Stanley Dean Witter & Co..........................     1,015,650
   1,000 Paine Webber Group, Inc..................................        45,500
   1,100 SLM Holding Corp.........................................        41,181
                                                                     -----------
                                                                       4,414,311
                                                                     -----------

         FOOD & AGRICULTURE--2.1%
   4,200 Archer Daniels Midland Co................................        41,212
   3,000 Campbell Soup Co.........................................        87,375
  26,200 Coca-Cola Co. ...........................................     1,504,862
   2,100 General Mills, Inc.......................................        80,325
  22,950 H.J. Heinz Co. ..........................................     1,004,062
   1,000 Hershey Foods Corp.......................................        48,500
  15,600 PepsiCo, Inc.............................................       693,225
   2,100 Ralston Purina Co........................................        41,869
  38,300 Sara Lee Corp............................................       739,669
   1,000 Supervalu, Inc...........................................        19,062
                                                                     -----------
                                                                       4,260,161
                                                                     -----------

         GAS UTILITIES--0.2%
     200 Eastern Enterprises......................................        12,600
   6,700 Enron Corp...............................................       432,150
                                                                     -----------
                                                                         444,750
                                                                     -----------

         HEALTH CARE--1.0%
     500 Mallinckrodt, Inc........................................        21,719
   9,900 Medtronic, Inc...........................................       493,144
   1,400 PE Corp..................................................        92,225

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         HEALTH CARE--(CONTINUED)
  27,164 Tyco International, Ltd..................................   $ 1,286,894
   1,200 United Health Group, Inc.................................       102,900
     400 Wellpoint Health Networks, Inc.(b).......................        28,975
                                                                     -----------
                                                                       2,025,857
                                                                     -----------

         HOTELS & RESTAURANTS--0.3%
   2,600 Hilton Hotels Corp.......................................        24,375
  14,200 McDonald's Corp..........................................       467,712
   1,000 Tricon Global Restaurants, Inc.(b).......................        28,250
     800 Wendy's International, Inc...............................        14,250
                                                                     -----------
                                                                         534,587
                                                                     -----------

         HOUSEHOLD PRODUCTS--0.0%
     400 American Greetings Corp..................................         7,600
     600 Black & Decker Corp......................................        23,587
     400 Centex Corp..............................................         9,400
     600 Maytag Corp..............................................        22,125
     100 Springs Industries, Inc..................................         3,200
     400 Tupperware Corp..........................................         8,800
                                                                     -----------
                                                                          74,712
                                                                     -----------

         INDUSTRIAL PARTS & MACHINERY--0.4%
     200 Briggs & Stratton Corp...................................         6,850
  13,600 Caterpillar, Inc.........................................       460,700
   1,600 Deere & Co...............................................        59,200
   2,100 Illinois Tool Works, Inc.................................       119,700
   1,100 Ingersoll-Rand Co........................................        44,275
     300 Milacron, Inc............................................         4,350
     300 National Service Industries, Inc.........................         5,850
     900 Pall Corp................................................        16,650
     800 Parker Hannifin Corp.....................................        27,400
     400 Snap-On, Inc.............................................        10,650
     400 Timken Co................................................         7,450
                                                                     -----------
                                                                         763,075
                                                                     -----------

         INSURANCE--1.8%
   1,000 Aetna, Inc...............................................        64,187
   5,600 Allstate Corp............................................       124,600
  16,100 American General Corp....................................       982,100
  12,791 American International Group, Inc........................     1,502,942
   8,100 CIGNA Corp...............................................       757,350
   2,800 Conseco, Inc.............................................        27,300
   1,500 Hartford Financial Services Group, Inc...................        83,906
     700 Jefferson-Pilot Corp.....................................        39,506
     700 MGIC Investment Corp.....................................        31,850
     900 Safeco Corp. ............................................        17,887
   1,600 St. Paul Companies, Inc..................................        54,600
     900 Torchmark Corp...........................................        22,219
                                                                     -----------
                                                                       3,708,447
                                                                     -----------

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         INTERNATIONAL OIL--2.3%
  28,457 Exxon Mobil Corp........................................   $  2,233,874
  37,600 Royal Dutch Petroleum Co. (ADR).........................      2,314,750
   3,800 Texaco, Inc.............................................        202,350
                                                                    ------------
                                                                       4,750,974
                                                                    ------------
         INTERNET SERVICES--0.3%
   5,000 Yahoo!, Inc.(b).........................................        619,375
                                                                    ------------
         LEISURE--0.2%
  17,900 Carnival Corp...........................................        349,050
     900 Darden Restaurants, Inc.................................         14,625
     900 Harrah's Entertainment, Inc.(b).........................         18,844
   1,200 Hasbro, Inc.............................................         18,075
                                                                    ------------
                                                                         400,594
                                                                    ------------
         LIQUOR--0.4%
     300 Adolph Coors Co.........................................         18,150
   9,800 Anheuser-Busch Companies, Inc...........................        731,937
     500 Brown-Forman Corp., Class B(b)..........................         26,875
                                                                    ------------
                                                                         776,962
                                                                    ------------
         MACHINERY--0.0%
   1,400 Dover Corp. ............................................         56,787
                                                                    ------------

         MEDIA--1.9%
  21,100 Comcast Corp............................................        854,550
   1,900 Gannett Company, Inc....................................        113,644
  13,900 MediaOne Group, Inc.(b).................................        926,087
     400 Meredith Corp...........................................         13,500
  13,100 Time Warner, Inc........................................        995,600
   1,600 Tribune Co. ............................................         56,000
  12,573 Viacom, Inc. Class B(b).................................        857,321
                                                                    ------------
                                                                       3,816,702
                                                                    ------------
         MISCELLANEOUS--0.2%
     800 Avery Dennison Corp.....................................         53,700
  22,100 IMS Health, Inc.........................................        397,800
                                                                    ------------
                                                                         451,500
                                                                    ------------

         NON-FERROUS METALS--0.3%
   1,500 Alcan Aluminum, Ltd.....................................         46,500
  13,000 Alcoa, Inc..............................................        377,000
   2,700 Barrick Gold Corp.......................................         49,106
   7,926 Newmont Mining Corp.....................................        171,400
     600 Worthington Industries, Inc.............................          6,300
                                                                    ------------
                                                                         650,306
                                                                    ------------
         OFFICE EQUIPMENT--0.1%
   4,600 Xerox Corp..............................................         95,450
                                                                    ------------
         OPTICAL PHOTO EQUIPMENT--0.2%
   5,800 Eastman Kodak Co........................................        345,100
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         PAPER & FOREST PRODUCTS--0.4%
     400 Boise Cascade Corp......................................   $     10,350
   8,400 Georgia Pacific Corp....................................        220,500
   9,100 Kimberly-Clark Corp.....................................        522,112
     700 Louisiana-Pacific Corp..................................          7,612
     400 Temple-Inland, Inc......................................         16,800
   1,600 Weyerhaeuser Co.........................................         68,800
     800 Willamette Industries, Inc..............................         21,800
                                                                    ------------
                                                                         867,974
                                                                    ------------

         POLLUTION CONTROL--0.1%
   6,887 Waste Management, Inc...................................        130,853
                                                                    ------------

         PUBLISHING--0.0%
     600 Knight-Ridder, Inc......................................         31,912
                                                                    ------------

         RAILROADS & SHIPPING--0.2%
  13,100 Burlington Northern Santa Fe............................        300,481
  13,500 Norfolk Southern Corp...................................        200,812
                                                                    ------------
                                                                         501,293
                                                                    ------------

         RETAIL--3.2%
  19,000 Albertson's, Inc........................................        631,750
     800 Consolidated Stores Corp.(b)............................          9,600
     700 Dillard's, Inc. ........................................          8,575
   1,500 Federated Department Stores, Inc.(b)....................         50,625
  18,000 Gap, Inc................................................        562,500
  42,300 Kmart Corp..............................................        288,169
   3,000 Limited, Inc............................................         64,875
     300 Longs Drug Stores Corp..................................          6,525
  26,400 Mattel, Inc.............................................        348,150
  14,000 May Department Stores Co................................        336,000
     900 Nordstrom, Inc..........................................         21,712
   2,300 Office Depot, Inc.(b)...................................         14,375
   1,800 J.C. Penney Company, Inc................................         33,187
   1,800 Rite Aid Corp.(b).......................................         11,812
   3,500 Safeway, Inc.(b)........................................        157,937
   2,600 Sears, Roebuck & Co.....................................         84,825
   1,100 Sherwin-Williams Co.....................................         23,306
   3,300 Staples, Inc.(b)........................................         50,737
   2,100 TJX Companies, Inc......................................         39,375
   3,000 Target Corp.............................................        174,000
   1,700 Toys "R" Us, Inc.(b)....................................         24,756
  44,300 Wal-Mart Stores, Inc....................................      2,552,787
  30,000 Walgreen Co.............................................        965,625
                                                                    ------------
                                                                       6,461,203
                                                                    ------------

         SOAPS & COSMETICS--2.9%
     400 Alberto Culver Co., Class B.............................         12,225
  38,540 Bristol-Myers Squibb Co.................................      2,244,955
  18,000 Gillette Co.............................................        628,875
  16,500 Johnson & Johnson.......................................      1,680,937

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             SOAPS & COSMETICS--(CONTINUED)
      23,200 Procter & Gamble Co................................   $  1,328,200
                                                                   ------------
                                                                      5,895,192
                                                                   ------------

             STEEL--0.0%
         600 Nucor Corp.........................................         19,912
         220 USX-U.S. Steel Group...............................          4,084
                                                                   ------------
                                                                         23,996
                                                                   ------------

             TELECOMMUNICATIONS--0.4%
       8,600 Nextel Communications, Inc.(b).....................        526,212
       2,800 Tellabs, Inc.(b)...................................        191,625
       2,400 3Com Corp.(b)......................................        138,300
                                                                   ------------
                                                                        856,137
                                                                   ------------

             TOBACCO--0.6%
      42,300 Philip Morris Companies, Inc.......................      1,123,594
       1,200 UST, Inc...........................................         17,625
                                                                   ------------
                                                                      1,141,219
                                                                   ------------

             TRAVEL & RECREATION--0.4%
      21,805 The Walt Disney Co.................................        846,307
                                                                   ------------
             Total Common Stocks
              (Identified Cost $81,873,366).....................    127,554,706
                                                                   ------------
BONDS & NOTES--36.5%

    FACE
   AMOUNT

             AEROSPACE/DEFENSE--0.4%
 $   560,000 Lockheed Martin Corp., 8.200%, 12/1/09.............        566,240
     220,000 Lockheed Martin Corp., 8.500%, 12/1/29.............        224,627
                                                                   ------------
                                                                        790,867
                                                                   ------------

             DOMESTIC OIL--0.6%
      95,000 Phillips Petroleum Co., 8.500%, 5/25/05............         98,409
     105,000 Phillips Petroleum Co., 8.750%, 5/25/10............        111,365
   1,000,000 Pioneer National Resources Co., 9.625%, 4/1/10.....      1,034,258
                                                                   ------------
                                                                      1,244,032
                                                                   ------------

             FEDERAL AGENCIES--0.2%
     164,311 Government National Mortgage Association, 11.500%,
              with various maturities to 2013...................        179,606

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FEDERAL AGENCIES--(CONTINUED)
 $   153,682 Government National Mortgage Association, 10.000%,
              9/15/18...........................................   $    163,143
                                                                   ------------
                                                                        342,749
                                                                   ------------

             FOREIGN--9.9%
     485,000 Corning Inc., 5.625%, 2/18/05 (EUR)................        457,242
   5,000,000 Government of Canada, Zero Coupon, 3/15/21 (CAD)...        982,365
  15,000,000 Government of Canada, Zero Coupon, 6/1/25 (CAD)....      2,507,331
   1,700,000 Kappa Beheer BV, 10.625%, 7/15/09 (EUR)............      1,734,000
   1,000,000 KPNQwest BV, 7.125%, 6/1/09 (EUR)..................        884,053
   3,000,000 Province of Ontario, 8.100%, 9/8/23 (CAD)..........      2,441,838
  15,000,000 Province of Ontario, Zero Coupon, 9/8/23 (CAD).....      2,317,905
  15,000,000 Province of Quebec Stripped, Zero Coupon, 1/16/23
              (CAD).............................................      2,279,797
   3,600,000 Province of Quebec, 8.500%, 4/1/26 (CAD)...........      3,015,170
   6,000,000 The European Investment Bank,
              6.000%, 7/15/05 (AUD).............................      3,507,563
                                                                   ------------
                                                                     20,127,264
                                                                   ------------

             MEDIA & ENTERTAINMENT--2.0%
     175,000 Clear Channel Communications, Inc., 7.875%,
              6/15/05...........................................        176,024
   3,000,000 CSC Holdings, Inc., 7.875%, 2/15/18................      2,765,727
   1,000,000 News America Holdings, Inc., 10.125%, 10/15/12.....      1,049,635
                                                                   ------------
                                                                      3,991,386
                                                                   ------------

             PAPER & FOREST PRODUCTS--0.3%
     560,000 International Paper Co., 8.125%, 7/8/05, (144A)....        565,510
                                                                   ------------

             RETAIL--2.4%
   4,285,000 Great Atlantic & Pacific Tea, Inc., 7.750%,
              4/15/07...........................................      3,877,072
   1,000,000 J.C. Penney Company, Inc., 9.750%, 6/15/21.........        887,240
     550,000 Rite Aid Corp., 7.125%, 1/15/27....................        283,250
     300,000 Rite Aid Corp., 7.125%, 2/15/27....................        135,000
                                                                   ------------
                                                                      5,182,562
                                                                   ------------

             TELECOMMUNICATIONS--2.5%
     255,000 Global Crossings Holdings, Ltd., 9.625%, 5/15/08...        248,625

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             TELECOMUNNICATIONS--(CONTINUED)
 $ 5,000,000 MCI Communications Corp.,
              7.125%, 6/15/27...................................   $  4,949,685
                                                                   ------------
                                                                      5,198,310
                                                                   ------------

             TRANSPORTATION--0.5%
   1,000,000 Norfolk Southern Corp.,
              7.050%, 5/1/37....................................        979,104
                                                                   ------------

             U.S. GOVERNMENT--2.7%
     500,000 U.S. Treasury Bonds,
              5.250%, 2/15/29...................................        443,750
   2,000,000 U.S. Treasury Notes,
              6.000%, 8/15/09...................................      1,984,060
   3,000,000 U.S. Treasury Notes, 6.750%, 5/5/15................      3,069,840
                                                                   ------------
                                                                      5,497,650
                                                                   ------------

             YANKEE--15.0%
   2,000,000 Empresa Nacional de Electricidad S.A., 8.500%,
              4/1/09............................................      1,952,012
   1,300,000 Kappa Beheer BV, 10.625%, 7/15/09..................      1,265,933
   3,000,000 Kimberly-Clark de Mexico, S.A.,
              8.875%, 8/1/09, (144A)............................      3,037,500
   2,000,000 Multicanal SA, 13.125%, 4/15/09....................      1,925,000
   3,250,000 NatSteel Electronics, Ltd.,
              1.500%, 6/30/04, (144A)...........................      3,250,000
     500,000 PDVSA Finance, Ltd.,
              6.650%, 2/15/06...................................        436,644
   1,172,500 PDVSA Finance, Ltd.,
              8.750%, 2/15/04...................................      1,157,844
   1,500,000 Pemex Finance, Ltd.,
              9.150%, 11/15/18..................................      1,529,423
   2,000,000 Pemex Petroleos Mexicanos,
              9.500%, 9/15/27...................................      1,935,000
     925,000 Pindo Deli Finance Mauritius, Ltd., 10.750%,
              10/1/07...........................................        557,313
   2,000,000 Republic of Columbia,
              9.750%, 4/23/09...................................      1,760,000
   3,000,000 Republic of Korea, 8.875%, 4/15/08.................      3,116,250
   4,000,000 Republic of Panama,
              8.875%, 9/30/27...................................      3,380,000
     500,000 Republic of Panama, 9.375%, 4/1/29.................        479,375
   1,500,000 Republic of Philippines,
              9.875%, 1/15/19...................................      1,230,000
     100,000 Shaw Communications, Inc.,
              8.25%, 4/11/10....................................        101,335
   2,000,000 Total Access Communication Public, 8.375%, 11/4/06,
              (144A)............................................      1,680,000
     155,000 United Mexican States,
              9.875%, 2/1/10....................................        160,813

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             YANKEE--(CONTINUED)
 $ 1,500,000 YPF Sociadad Anonima,
              9.125%, 2/24/09...................................   $  1,524,375
                                                                   ------------
                                                                     30,478,817
                                                                   ------------
             Total Bonds & Notes
              (Identified Cost $75,782,886).....................     74,398,251
                                                                   ------------
SHORT-TERM INVESTMENT--0.1%

     265,000 Household Finance Corp.,
              6.880%, 7/3/00....................................        264,899
                                                                   ------------
             Total Short-Term Investment
              (Identified Cost $264,899)........................        264,899
                                                                   ------------
             Total Investments--99.3%
              (Identified Cost $157,921,151)(a).................    202,217,856
             Other assets less liabilities......................      1,355,646
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $203,573,502
                                                                   ============
(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $157,921,151 for federal income tax purposes was as follows:


   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 53,633,016
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............    (9,336,311)
                                                                   ------------
   Net unrealized appreciation...................................  $ 44,296,705
                                                                   ============

(b) Non-income producing security.
Key to Abbreviations:
144A-- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,533,010 or 4.2% of net assets.
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR)
         is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
AUD--    Australian Dollar
CAD--    Canadian Dollar
EUR--    Euro Currency

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value....................................           $202,217,856
 Cash....................................................                 52,489
 Receivable for:
 Fund shares sold........................................                296,603
 Dividends and interest..................................              1,516,556
                                                                    ------------
  Total Assets...........................................            204,083,504

LIABILITIES
 Payable for:
 Fund shares redeemed....................................  $324,021
 Withholding taxes.......................................        10
 Accrued expenses:
 Management fees.........................................    83,640
 Deferred trustees fees..................................    96,732
 Other expenses..........................................     5,599
                                                           --------
  Total Liabilities......................................                510,002
                                                                    ------------
NET ASSETS...............................................           $203,573,502
                                                                    ============
 Net assets consist of:
 Capital paid in.........................................           $135,402,437
 Undistributed net investment income.....................              3,186,676
 Accumulated net realized gains (losses).................             20,688,846
 Unrealized appreciation (depreciation) on investments
  and foreign currency...................................             44,295,543
                                                                    ------------
NET ASSETS...............................................           $203,573,502
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($203,573,502 divided by 1,027,974 shares of beneficial
 interest)...............................................           $     198.03
                                                                    ============
Identified cost of investments...........................           $157,921,151
                                                                    ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000
(UNAUDITED)

INVESTMENT INCOME
 Dividends........................................                $    889,057
 Interest.........................................                   2,904,405
                                                                  ------------
                                                                     3,793,462

EXPENSES
 Management fees..................................  $    515,641
 Trustees' fees and expenses......................         8,148
 Custodian........................................        48,095
 Audit and tax services...........................         7,271
 Legal............................................         2,507
 Printing.........................................        16,634
 Miscellaneous....................................         1,017
                                                    ------------
  Total Expenses..................................                     599,313
                                                                  ------------
NET INVESTMENT INCOME.............................                   3,194,149
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................    16,268,950
 Foreign currency transactions--net...............       (68,678)   16,200,272
                                                    ------------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   (18,426,072)
 Foreign currency translation--net................        (3,526)  (18,429,598)
                                                    ------------  ------------
Net gain (loss)...................................                  (2,229,326)
                                                                  ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................                $    964,823
                                                                  ============

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                     JUNE 30,     DECEMBER 31,
                                                       2000           1999
                                                 ---------------- ------------
FROM OPERATIONS
 Net investment income..........................   $  3,194,149   $  6,839,113
 Net realized gain (loss).......................     16,200,272     24,544,949
 Unrealized appreciation (depreciation).........    (18,429,598)   (10,963,195)
                                                   ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................        964,823     20,420,867
                                                   ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income..........................              0     (6,667,691)
 Net realized gain..............................              0    (24,078,071)
                                                   ------------   ------------
 TOTAL DISTRIBUTIONS............................              0    (30,745,762)
                                                   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares...................     17,220,041     35,751,814
 Reinvestment of distributions..................              0     30,745,762
 Cost of shares redeemed........................    (33,492,107)   (50,931,129)
                                                   ------------   ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................    (16,272,066)    15,566,447
                                                   ------------   ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........    (15,307,243)     5,241,552
NET ASSETS
 Beginning of the period........................    218,880,745    213,639,193
                                                   ------------   ------------
 End of the period..............................   $203,573,502   $218,880,745
                                                   ============   ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period..............................   $  3,186,676   $     (7,473)
                                                   ============   ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................         88,255        165,739
 Issued in reinvestment of distributions........              0        155,035
 Redeemed.......................................       (172,381)      (236,987)
                                                   ------------   ------------
 Net Change.....................................        (84,126)        83,787
                                                   ============   ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                              JUNE 30,     ------------------------------------------------
                                2000         1999      1998      1997      1996      1995
                          ---------------- --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....      $ 196.82     $ 207.76  $ 189.85  $ 170.37  $ 163.52  $ 130.30
                              --------     --------  --------  --------  --------  --------
Income From Investment
 Operations
 Net Investment Income..          3.11         6.98      6.56      6.38      6.43      6.34
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........         (1.90)       13.48     30.50     38.47     18.21     34.33
                              --------     --------  --------  --------  --------  --------
 Total From Investment
  Operations............          1.21        20.46     37.06     44.85     24.64     40.67
                              --------     --------  --------  --------  --------  --------
Less Distributions
 Distributions From Net
  Investment Income.....          0.00        (6.83)    (6.51)    (6.42)    (6.34)    (6.34)
 Distributions in Excess
  of Net Investment
  Income................          0.00         0.00      0.00      0.00      0.00     (0.23)
 Distributions From Net
  Realized Capital
  Gains.................          0.00       (24.57)   (12.64)   (18.95)   (11.45)    (0.88)
                              --------     --------  --------  --------  --------  --------
 Total Distributions....          0.00       (31.40)   (19.15)   (25.37)   (17.79)    (7.45)
                              --------     --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................      $ 198.03     $ 196.82  $ 207.76  $ 189.85  $ 170.37  $ 163.52
                              ========     ========  ========  ========  ========  ========
TOTAL RETURN (%)........           0.6(b)      10.0      19.7      26.6      15.0      31.3
Ratio of Operating
 Expenses to Average Net
 Assets (%).............          0.58(a)      0.58      0.58      0.61      0.62      0.64
Ratio of Net Investment
 Income to Average Net
 Assets (%).............          3.09(a)      3.16      3.15      3.20      3.64      4.06
Portfolio Turnover Rate
 (%)....................            50(a)        49        25        65        72        51
Net Assets, End of
 Period (000)...........      $203,574     $218,881  $213,639  $188,783  $160,888  $147,536

(a) Computed on an annualized basis.
(b) Not computed on an annualized basis.

                See accompanying notes to financial statements.

BALANCED SERIES
PORTFOLIO MANAGERS: MAYA K. BITTAR, CFA AND THOMAS L. PAPPAS, CFA
WELLINGTON MANAGEMENT COMPANY, LLP



[PHOTO]
[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWO MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEER GROUP?

A: Wellington Management assumed portfolio management responsibilities as in-vestment sub-adviser to the Balanced Series (formerly Loomis Sayles Balanced Series) on May 1, 2000. Over this time period (5/1/00-6/30/00), the Series re-turned 1.2%, outperforming a blend of the S&P 500 Index/25/ (60%) and the Leh-man Aggregate Index/2/ (40%). This composite returned 1.0% for the same period.

Including the performance prior to Wellington Management assuming management responsibility, the Series returned 0.6% for the six months ended June 30, 2000. This compares to 1.5% of the composite index return. The average return of all funds within the Lipper Variable Products Balanced Fund/7/ universe was 1.3%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWO MONTHS.

A: The US economy appears to be slowing, although the larger question is by how much and for how long. Real GDP is still fairly strong with high-tech manufac-turing leading the way, even as the consumer is starting to reduce spending from lofty levels, influenced by stock and housing markets not being as robust as they had been. Inflation has already ticked higher, with most optimists peg-ging hopes for a reversal on an expected decline in the commodity markets, and particularly on oil and gasoline prices.

In general, equity markets have been positive during the last two months. May was weak as investors continued to be unsettled by strong economic data. During June, however, the equity markets rebounded as higher interest rates finally seemed to have an impact on the economy, which is now showing signs of slowing. Both mid-cap and large-cap stocks were modestly positive during the two-month period while small-cap stocks were strong. As we have seen for sometime now, growth continued to outperform value.

Treasury rates declined over the last two months, as investors grew more com-fortable with a "soft landing" scenario. This boosted interest in corporate bonds and mortgages, whose performances nosed out Treasuries for this short pe-riod. However, high yield lagged higher quality sectors as some evidence of lending problems at a few banks and finance companies raised fears that de-faults could be headed higher.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE MAY?

A: May was a month of transition for the Series as we repositioned it according to our investment strategy. The asset mix of the portfolio continues to be split roughly 60% in equity and 40% in fixed income, close to the target allo-cation for each asset class defined in the prospectus.

Within the equity portion of the Series, we started May with overweight posi-tions in energy, healthcare, telecom services, information & entertainment, and materials. As economic data was released showing that the economy was beginning to slow, we began to move back into technology and financials.

Within the fixed income portion of the Series, we increased the average quality of the portfolio to AA by reducing exposure to corporate names, and replacing those holdings with US Agency mortgage-backed securities. We also reduced the duration, a measure of interest rate sensitivity, of the fixed income holdings as the Federal Reserve threatened to raise interest rates further.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE DURING THE PAST TWO MONTHS. WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: On the equity side, healthcare, technology, and energy were the sources of strong relative performance during the past two months. Healthcare stocks are finally discounting their strong fundamentals as investors have realized that Medicare reform would not be draconian, if passed at all. Technology stocks, particularly telecom equipment and electronics stocks, continue to perform well, as business remains strong. Energy stocks have also performed well as oil prices have remained high. Noteworthy performers during the period include Mi-cron Technology, Cardinal Health, Immunex, Johnson & Johnson, Nortel Networks, Pfizer, Microsoft, BP Amoco, and Exxon-Mobil. Utilities, specifically telecom services and materials, were weak performers over the last two months. The telecom stocks have languished as competition is fierce and investors remain unsettled with regard to their prospects. Global Crossing and AT&T were our weakest holdings. We continue to like Global Crossing's business strategy, but have eliminated our position in AT&T as we became concerned about management's ability to exe-cute. With the economy beginning to show signs of a slowdown, cyclical sectors of the market weakened. Our holdings in Praxair, Dow Chemical, and Weyerhauser hurt performance during the period. In bonds, given the interest rate rally, we should have had a more aggressive duration posture, but our sector and security selection helped us.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE THE PORTFOLIO?

A: Federal Reserve tightening has been a source of volatility and recurrent corrections in the US equity market over the last year. The rise in short-term interest rates that began one year ago is expected to bring some slowing in US economic activity during the remainder of 2000 and through 2001. We believe that the Fed rate cycle and the prospect for stable interest rates will bring improved equity market performance in the year ahead. From a cyclical standpoint, the end of Fed tightening, slower US growth and re-ceding inflation pressures should also provide a positive underpinning to the US bond market.



                                    [GRAPH]

               A $10,000 Investment compared to the S&P 500 and
                      Lehman Brothers Gov't/Corp. Indices
                          since the Series' Inception

                    Loomis Sayles
                       Balanced             Lehman
                        Series          Government/Corp.       S&P 500

10/31/94                $10,000             $10,000            $10,000
 6/30/95                $11,568             $11,234            $11,745
 6/30/96                $12,999             $11,756            $14,806
 6/30/97                $15,811             $12,665            $19,923
 6/30/98                $17,992             $14,095            $25,942
 6/30/99                $19,103             $14,476            $31,842
 6/30/00                $17,635             $15,099            $34,200

Average Annual Total Return

                                                        Lipper Variable
               Balanced       Lehman                    Balanced Fund
                Series    Government/Corp.   S&P 500       Average

6 Months          0.6%         4.2%           -0.4%          1.3%
1 Year           -7.7%         4.3%            7.4%          3.9%
3 Years           3.7%         6.0%           19.7%         11.4%
5 Years           8.8%         6.1%           23.8%         13.5%
Since Inception  10.5%         7.6%           24.2%          n/a


The current positioning of the Series reflects our outlook for the year ahead. This is based on our projections for the investment environment, the attrac-tiveness of the market and the expected future returns of each asset category. The current asset mix of approximately 60% equity and 40% fixed income may increase/decrease by 10% in the future, however we expect asset allocation changes to be gradual over time as the Series does not try to time the market.

[GRAPHIC] FUND FACTS

GOAL: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

START DATE: October 31, 1994

SIZE: $171 million as of June 30, 2000

MANAGERS: Maya Bittar and Thomas Pappas have served as portfolio managers of the series since May 1, 2000.


Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--59.2% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           AEROSPACE & DEFENSE--0.5%
    14,100 United Technologies Corp..............................   $    830,137
                                                                    ------------

           BANKS--2.5%
    35,950 Citigroup, Inc........................................      2,165,988
    25,500 FleetBoston Financial Corp............................        867,000
    12,200 State Street Corp. ...................................      1,293,962
                                                                    ------------
                                                                       4,326,950
                                                                    ------------

           BEVERAGES--1.1%
    19,100 Coca-Cola Co..........................................      1,097,056
    23,700 PepsiCo, Inc. ........................................      1,053,169
                                                                    ------------
                                                                       2,150,225
                                                                    ------------

           CHEMICALS--0.5%
    29,100 Dow Chemical Co. .....................................        878,456
                                                                    ------------

           COMMUNICATIONS EQUIPMENT--5.8%
    68,600 Cisco Systems, Inc.(b)................................      4,360,387
     6,000 JDS Uniphase Corp.....................................        719,250
    27,000 Lucent Technologies, Inc..............................      1,599,750
    31,200 Nortel Networks Corp..................................      2,129,400
    15,400 Tellabs, Inc..........................................      1,053,937
                                                                    ------------
                                                                       9,862,724
                                                                    ------------

           COMPUTER SOFTWARE & SERVICES--4.2%
    28,500 Automatic Data Processing, Inc........................      1,526,531
    10,100 Computer Sciences Corp.(b)............................        754,344
    15,000 Electronic Data Systems Corp. ........................        618,750
    45,300 Microsoft Corp.(b)....................................      3,624,000
     3,803 Verisign, Inc. .......................................        671,141
                                                                    ------------
                                                                       7,194,766
                                                                    ------------

           COMPUTERS & OFFICE EQUIPMENT--3.7%
    23,600 Dell Computer Corp.(b)................................      1,163,775
    19,400 EMC Corp.(b)..........................................      1,492,588
    13,900 Hewlett-Packard Co....................................      1,735,763
    17,000 International Business Machines Corp..................      1,862,563
                                                                    ------------
                                                                       6,254,689
                                                                    ------------

           ELECTRICAL EQUIPMENT--2.1%
    67,200 General Electric Co...................................      3,561,600
                                                                    ------------

           ELECTRONICS--5.6%
    28,600 Intel Corp............................................      3,823,463
    20,900 Micron Technology, Inc.(b)............................      1,840,506
    35,100 Solectron Corp.(b)....................................      1,469,813
    14,000 Teradyne, Inc.(b).....................................      1,029,000
    13,800 Texas Instruments, Inc. ..............................        947,887
     6,000 Vitesse Semiconductor Corp............................        441,375
                                                                    ------------
                                                                       9,552,044
                                                                    ------------

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           ENERGY--2.5%
    43,000 Conoco, Inc. Class B..................................   $  1,056,188
    40,500 Exxon Mobil Corp. ....................................      3,179,250
                                                                    ------------
                                                                       4,235,438
                                                                    ------------

           ENERGY--SERVICES--0.6%
    14,000 Schlumberger, Ltd.....................................      1,044,750
                                                                    ------------

           FINANCIAL SERVICES--1.9%
    52,000 Associates First Capital Corp.........................      1,160,250
    11,200 Goldman Sachs Group, Inc..............................      1,062,600
     8,000 Merrill Lynch & Company, Inc..........................        920,000
                                                                    ------------
                                                                       3,142,850
                                                                    ------------

           HEALTH CARE--DRUGS--6.3%
    29,100 American Home Products Corp...........................      1,709,625
    18,900 Bristol-Myers Squibb Co...............................      1,100,925
    19,100 Immunex Corp.(b)......................................        944,256
    17,100 Johnson & Johnson.....................................      1,742,063
    18,300 Merck & Company, Inc..................................      1,402,238
    44,600 Pfizer, Inc...........................................      2,140,800
    31,500 Pharmacia Corp........................................      1,628,156
                                                                    ------------
                                                                      10,668,063
                                                                    ------------

           HEALTH CARE--SERVICES--0.7%
    15,100 Cardinal Health, Inc..................................      1,117,400
                                                                    ------------

           HOUSEHOLD PRODUCTS--1.6%
    26,100 Gillette Co. .........................................        911,869
    17,100 Kimberly-Clark Corp...................................        981,112
    14,800 Procter & Gamble Co...................................        847,300
                                                                    ------------
                                                                       2,740,281
                                                                    ------------

           INSURANCE--2.9%
    14,200 American International Group, Inc.....................      1,668,500
    18,600 Hartford Financial Services Group.....................      1,040,437
    21,400 Marsh & McLennan Companies, Inc.......................      2,234,963
                                                                    ------------
                                                                       4,943,900
                                                                    ------------

           MACHINERY & MANUFACTURING--1.0%
    10,000 Illinois Tool Works, Inc. ............................        570,000
    25,400 Tyco International, Ltd...............................      1,203,325
                                                                    ------------
                                                                       1,773,325
                                                                    ------------

           MEDIA--5.0%
    34,000 America Online, Inc.(b)...............................      1,793,500
    73,800 AT & T Corp. (Liberty Media Group)(b).................      1,789,650
    26,400 Gannett Company, Inc..................................      1,579,050
    12,300 General Motors Corp. Class H..........................      1,079,325
    15,600 Sprint Corp. (PCS Group)..............................        928,200
    20,800 Viacom, Inc. Class B(b)...............................      1,418,300
                                                                    ------------
                                                                       8,588,025
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           MEDICAL PRODUCTS--1.3%
    22,900 Abbott Laboratories...................................   $  1,020,481
    22,500 Guidant Corp.(b)......................................      1,113,750
                                                                    ------------
                                                                       2,134,231
                                                                    ------------

           METALS & MINERALS--0.6%
    34,600 Alcoa, Inc............................................      1,003,400
                                                                    ------------

           PAPER & FOREST PRODUCTS--0.4%
    15,800 Weyerhaeuser Co.......................................        679,400
                                                                    ------------

           PIPELINE--0.6%
     6,600 Coastal Corp..........................................        401,775
    12,400 El Paso Energy Corp...................................        631,625
                                                                    ------------
                                                                       1,033,400
                                                                    ------------

           RESTAURANTS--0.9%
    48,300 McDonald's Corp.......................................      1,590,881
                                                                    ------------

           RETAIL--3.2%
    17,200 CVS Corp..............................................        688,000
    26,500 Home Depot, Inc. .....................................      1,323,344
    28,000 Safeway, Inc.(b)......................................      1,263,500
    36,600 Wal-Mart Stores, Inc..................................      2,109,075
                                                                    ------------
                                                                       5,383,919
                                                                    ------------

           TELEPHONE--3.7%
    32,300 Global Crossing, Ltd.(b)..............................        849,894
    20,600 GTE Corp..............................................      1,282,350
    35,496 SBC Communications, Inc...............................      1,535,202
    58,150 WorldCom, Inc.(b).....................................      2,667,631
                                                                    ------------
                                                                       6,335,077
                                                                    ------------
           Total Common Stocks
            (Identified Cost $96,929,239)........................    101,025,931
                                                                    ------------

MEDIUM & LONG TERM BONDS & NOTES--38.1%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            AUTOMOTIVE--0.1%
 $   50,000 Delco Remy International, Inc., 8.625%, 12/15/07....   $     46,062
     50,000 Exide Corp., 10.000%, 4/15/05.......................         44,250
     75,000 Federal-Mogul Corp., 7.875%, 7/1/10.................         51,375
     50,000 Hayes Lemmerz International, Inc., 8.250, 12/15/08..         42,000
     25,000 LDM Technologies, Inc., 10.750%, 1/15/07............         19,875
     50,000 Lear Corp., 9.500%, 7/15/06.........................         48,835
     25,000 Prestolite Electric, Inc., 9.625%, 2/1/08...........         16,000
                                                                   ------------
                                                                        268,397
                                                                   ------------

            BROADCASTING--0.4%
     50,000 Classic Cable, Inc., 10.500% 3/1/10.................         46,125
     50,000 CSC Holdings, Inc., 8.125%, 8/15/09.................         48,603
     50,000 Fox/Liberty Networks LLC, 0/9.750%, 8/15/07(c)......         40,750
     50,000 Granite Broadcasting Corp., 8.875%, 5/15/08.........         42,250
     75,000 Lin Holdings Corp., 0/10.000%, 3/1/08(c)............         49,312
    400,000 News American Holdings, Inc., 9.250%, 2/1/13........        432,244
     50,000 Young Broadcasting, Inc., 8.750%, 6/15/07...........         45,750
                                                                   ------------
                                                                        705,034
                                                                   ------------

            BUILDERS & BUILDING PRODUCTS--0.1%
     25,000 American Standard, Inc., 7.375%, 2/1/08.............         22,687
     50,000 Beazer Homes USA, 8.875%, 4/1/08....................         44,750
     25,000 Del Webb Corp., 10.250%, 2/15/10....................         21,500
     25,000 Henry Co., 10.000%, 4/15/08.........................         16,250
     50,000 Nortek, Inc., 9.250%, 3/15/07.......................         46,750
     50,000 Standard Pacific Corp. 8.500%, 4/1/09...............         44,375
                                                                   ------------
                                                                        196,312
                                                                   ------------

            BUSINESS SERVICES--0.0%
     20,000 Iron Mountain, Inc., 10.125%, 10/1/06...............         20,000
                                                                   ------------

            CHEMICALS--0.1%
     50,000 Borden Chemicals & Plastics Operations, 9.500%,
             5/1/05.............................................         44,250
     50,000 Georgia Gulf Corp., 10.375%, 11/1/07................         52,250
     25,000 Lyondell Chemical Co., 9.625%, 5/1/07...............         24,750
     50,000 Lyondell Chemical Co., 10.875%, 5/1/09..............         49,750

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            CHEMICALS--(CONTINUED)
 $   25,000 Sovereign Specialty Chemicals, 11.875%, 3/15/10,
             (144A).............................................   $     25,750
     25,000 Sterling Chemicals, Inc., 11.750%, 8/15/06..........         20,250
                                                                   ------------
                                                                        217,000
                                                                   ------------

            CIRCUIT BOARDS--0.1%
     50,000 Details Cap Corp., 0/12.500%, 11/15/07(c)...........         32,000
     50,000 Viasystems, Inc., 9.750%, 6/1/07....................         43,250
                                                                   ------------
                                                                         75,250
                                                                   ------------

            COMMUNICATIONS--0.3%
    100,000 Adelphia Communications Corp., 7.750%, 1/15/09......         84,500
     50,000 Allbritton Communications Co., 8.875%, 2/1/08.......         45,750
    100,000 Charter Communication Holdings LLC., 8.250%, 4/1/07.         88,500
     30,000 Exodus Communications, Inc., 10.750%, 9/12/15.......         28,950
     50,000 Gray Communications Systems, Inc., 10.625%, 10/1/06.         49,875
     25,000 Intermedia Communications, Inc., 8.600%, 6/1/08.....         23,000
     25,000 L 3 Communications Corp., 8.500%, 5/15/08...........         23,000
     75,000 Level 3 Communications, Inc., 9.125%, 8/5/01........         67,312
    100,000 Nextel Communications, Inc., 0/9.750%, 10/31/07(c)..         75,000
     50,000 Winstar Communications, Inc., 12.500%, 8/4/15,
             (144A).............................................         47,500
                                                                   ------------
                                                                        533,387
                                                                   ------------

            CONSUMER GOODS & SERVICES--0.1%
     25,000 Polaroid Corp., 11.5000%, 2/15/06...................         25,938
     75,000 Sealy Mattress Co., 0/10.875, 12/15/07(c)...........         54,000
                                                                   ------------
                                                                         79,938
                                                                   ------------

            CONTAINERS--0.1%
     50,000 Gaylord Container Corp., 9.375%, 6/15/07............         39,000
     25,000 Gaylord Container Corp., 9.875%, 2/15/08............         16,250
     50,000 Bway Corp., 10.250%, 4/15/07........................         47,375
     50,000 Owens--Illinois, Inc., 7.850%, 5/15/04..............         47,867

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            CONTAINERS--(CONTINUED)
 $   50,000 Packaging Corporation of American, 9.625%, 4/1/09...   $     49,625
                                                                   ------------
                                                                        200,117
                                                                   ------------

            DISTRIBUTION/WHOLSALERS--0.1%
    200,000 Boise Cascade Office Products Co., 7.050%, 5/15/05..        189,854
     25,000 Owens & Minor, Inc., 10.875%, 6/1/06................         25,625
                                                                   ------------
                                                                        215,479
                                                                   ------------

            ENERGY--0.5%
    700,000 Calenergy, Inc., 7.630%, 10/15/07...................        686,735
     50,000 CMS Energy Corp., 7.625%, 11/15/04..................         47,245
     50,000 Key Energy Services, Inc., 14.00%, 1/15/09..........         56,250
     30,000 P&L Coal Holdings Corp., 9.625%, 5/15/08............         27,825
                                                                   ------------
                                                                        818,055
                                                                   ------------

            FOOD & BEVERAGE--0.7%
    239,000 Albertson's, Inc., 8.700, 5/1/30....................        254,660
    995,000 Coca Cola Enterprises, Inc., 6.750%, 1/15/38........        833,342
     50,000 Del Monte Foods Co., 0/12.500%, 12/15/07(c).........         37,125
     30,000 Stater Brothers Holdings, 10.750%, 8/15/06..........         26,400
                                                                   ------------
                                                                      1,151,527
                                                                   ------------

            FINANCE--6.4%
    300,000 American Financial Group, Inc., 7.125%, 4/15/09.....        263,418
    250,000 Bank One Corp., 6.875%, 8/1/06......................        239,302
    225,000 Bankers Trust Corp., 7.625%, 8/15/05................        223,675
    540,000 Bear Stearns Companies, Inc., 6.750%, 12/15/07......        496,973
    260,000 Morgan Stanley/Dean Witter & Co., 6.750%, 1/1/16....        230,742
    200,000 Donaldson, Lufkin & Jenrette, Inc., 6.875%, 11/1/05.        192,366
  1,000,000 Duke Capital Corp., 7.5000%, 10/1/09................        985,491
    175,000 EOP Operations, L.P., 6.763%, 6/15/07...............        161,485
    400,000 John Hancock Global Funding II, 7.900%, 7/2/10
             (144A).............................................        403,032
    200,000 Lehman Brothers, Inc., 7.360%, 12/15/03.............        196,656
  1,280,000 Mellon Bank N.A., 7.000%, 3/15/06...................      1,240,781
     50,000 Norwest Corp., 7.650%, 3/15/05......................         50,339

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FINANCE--(CONTINUED)
 $  600,000 Popular North America, Inc., 6.625%, 1/15/04........   $    573,150
  1,130,000 Provident Companies, Inc., 6.375%, 7/15/05..........      1,022,153
     50,000 RBF Finance Co., 11.000%, 3/15/06...................         53,500
    325,000 Reliastar Financial Corp., 7.125%, 3/1/03...........        323,593
    145,000 Salomon, Inc., (Travelers Group) 7.500%, 2/1/03.....        144,649
    480,000 Salomon Smith Barney Holdings, 7.000%, 3/15/04......        469,920
    520,000 Sears Roebuck Acceptance Corp., 6.950%, 5/15/02.....        514,457
    100,000 Secured Finance, 9.050%, 12/15/04...................        104,765
     25,000 Silgan Holdings, Inc., 9.000%, 6/1/09...............         23,063
     25,000 Sovereign Bancorp, Inc., 10.500%, 11/15/06..........         25,000
    950,000 Sprint Spectrum L.P., 0/12.500%, 8/15/06(c).........        915,059
    400,000 U S Bancorp, 7.500%, 6/1/26.........................        397,616
    680,000 U S West Capital Funding, Inc., 6.250%, 7/15/05.....        637,058
  1,100,000 Wells Fargo Co., 6.625%, 7/15/04....................      1,073,900
                                                                   ------------
                                                                     10,962,143
                                                                   ------------

            HEALTH CARE--0.3%
    300,000 Allegiance Corp., 7.000%, 10/15/26..................        291,027
     50,000 Bio-Rad Laboratories, Inc., 11.625%, 2/15/07 (144A).         51,500
     25,000 DJ Orthopedics LLC, 12.625%, 6/15/09................         23,875
     35,000 HCA Healthcare Corp., 7.250%, 5/20/08...............         30,800
     50,000 Tenet Healthcare Corp., 8.125%, 12/1/08.............         45,625
     25,000 Triad Hospitals, 11.000%, 5/15/09...................         25,594
     25,000 Universal Hospital Services, Inc., 10.250%, 3/1/08..         14,250
     40,000 Warner Chilcott, Inc.,
             12.625%, 2/15/08 (144A)............................         41,050
                                                                   ------------
                                                                        523,721
                                                                   ------------

            INDUSTRIAL--0.6%
    300,000 ICI Wilmington, Inc., 6.950%, 9/15/04...............        288,693
     25,000 IT Group, Inc., 11.250%, 4/1/09.....................         22,375
    730,000 Tosco Corp., 7.625%, 5/15/06........................        724,430
                                                                   ------------
                                                                      1,035,498
                                                                   ------------

            INSTRUMENTS--0.1%
     25,000 Fisher Scientific International, 9.000%, 2/1/08.....         22,875
     50,000 Numatics, Inc., 9.625%, 4/1/08......................         40,000

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            INSTRUMENTS--(CONTINUED)
 $   25,000 Packard Bioscience, Inc., 9.375%, 3/1/07............   $     22,750
     50,000 Wesco Distributors, Inc., 9.125%, 6/1/08............         45,750
                                                                   ------------
                                                                        131,375
                                                                   ------------

            LEISURE--0.1%
     50,000 Harrahs Operations, Inc., 7.875%, 12/15/05..........         47,000
     25,000 Hollywood Casino Corp., 11.250%, 5/1/07.............         25,375
     50,000 John Q. Hammon Hotels, 8.875%, 2/15/04..............         43,500
     25,000 Loews Cineplex Entertainment Corp., 8.875%, 8/1/08..         11,750
     50,000 Station Casinos, Inc., 8.875%, 12/1/08..............         47,625
     50,000 True Temper Sports, Inc., 10.875%, 12/1/08..........         47,563
                                                                   ------------
                                                                        222,813
                                                                   ------------
            MACHINERY--0.5%
    900,000 Deere & Co. 6.550%, 7/15/04.........................        871,218
     25,000 Grove Worldwide LLC, Inc., 9.250%, 5/1/08...........          9,687
                                                                   ------------
                                                                        880,905
                                                                   ------------

            MANUFACTORING--0.4%
    670,000 Raytheon Co., 6.300%, 3/15/05.......................        632,011
                                                                   ------------

            MORTGAGE BACKED--18.0%
    350,000 Asset Securitization Corp., 7.400%, 4/14/27.........        349,946
    250,000 Credit Suisse First Boston, 6.550%, 11/17/07........        237,525
  1,161,557 Federal Home Loan Mortgage, 6.000%, 12/1/27.........      1,071,164
    992,012 Federal Home Loan Mortgage, 7.500%, 12/1/29.........        978,680
    668,068 Federal Home Loan Mortgage, 7.000%, 1/1/30..........        644,895
    331,832 Federal Home Loan Mortgage, 7.000%, 4/1/30..........        320,322
    999,470 Federal Home Loan Mortgage, 7.500%, 5/1/30..........        986,037
    530,048 Federal National Mortgage Association, 6.950%,
             10/1/06............................................        519,610
    442,675 Federal National Mortgage Association, 6.590%,
             12/1/07............................................        425,464
    533,243 Federal National Mortgage Association, 6.419%,
             6/1/08.............................................        506,610

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            MORTGAGE BACKED--(CONTINUED)
 $1,794,947 Federal National Mortgage Association, 5.500%,
             1/1/14..............................................  $  1,650,346
    620,000 Federal National Mortgage Association, 6.000%,
             2/25/24 (REMIC).....................................       562,729
  1,008,622 Federal National Mortgage Association, 6.000%,
             3/1/28..............................................       924,150
  2,000,703 Federal National Mortgage Association, 6.000%,
             4/1/28..............................................     1,833,144
    474,500 Federal National Mortgage Association, 7.000%,
             11/1/29.............................................       458,040
     35,250 Federal National Mortgage Association, 8.000%,
             11/1/29.............................................        35,393
    411,036 Federal National Mortgage Association, 7.000%,
             12/1/29.............................................       396,778
    893,329 Federal National Mortgage Association, 7.500%,
             1/1/30..............................................       880,483
    386,494 Federal National Mortgage Association, 8.000%,
             1/1/30..............................................       387,701
    471,558 Federal National Mortgage Association, 7.000%,
             2/1/30..............................................       455,200
    613,407 Federal National Mortgage Association, 8.000%,
             2/1/30..............................................       615,324
  1,960,955 Federal National Mortgage Association, 8.000%,
             4/1/30..............................................     1,968,916
    588,133 Federal National Mortgage Association, 7.000%,
             3/1/30..............................................       567,731
    697,618 Federal National Mortgage Association, 7.500%,
             3/1/30..............................................       687,587
     53,073 Federal National Mortgage Association, 7.000%,
             4/1/30..............................................        51,232
    894,917 Federal National Mortgage Association, 7.500%,
             5/1/30..............................................       882,048
    515,000 First Union Lehman Brothers, 7.380%, 4/18/07.........       515,227
    255,000 First Union Lehman Brothers, 6.600%, 5/18/07.........       246,529
  2,416,719 Government National Mortgage Association, 7.500%,
             12/15/23............................................     2,406,907
  6,809,951 Government National Mortgage Association, 6.500%,
             4/15/29.............................................     6,465,300
    191,875 Government National Mortgage Association, 8.500%,
             5/15/29.............................................       196,432
    477,007 Government National Mortgage Association, 8.500%,
             10/15/29............................................       488,336
     35,204 Government National Mortgage Association, 7.500%,
             2/15/30.............................................        34,951
    330,309 Government National Mortgage Association, 8.500%,
             3/15/30.............................................       338,153
     46,536 Government National Mortgage Association, 7.500%,
             4/15/30.............................................        46,202

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            MORTGAGE BACKED--(CONTINUED)
 $  918,261 Government National Mortgage Association, 7.500%,
             6/15/30............................................   $    912,457
    500,000 Nomura Asset Securities Corp., 6.590%, 3/17/28......        475,736
                                                                   ------------
                                                                     30,523,285
                                                                   ------------

            OIL & GAS--0.1%
     50,000 Cross Timbers Oil Co., 9.250%, 4/1/07...............         48,750
     50,000 Frontier Oil Corp., 11.750%, 11/15/09...............         50,000
     50,000 Pioneer National Resources, 9.625%, 4/1/10..........         51,500
     25,000 Plains Resources, Inc., 10.250%, 3/15/06............         24,813
     50,000 Pride Petroleum Services, Inc., 9.375%, 5/1/07......         49,000
                                                                   ------------
                                                                        224,063
                                                                   ------------
            PUBLISHING--0.2%
     50,000 American Media Operations, Inc., 10.250%, 5/1/09....         48,500
    300,000 Scholastic Corp., 7.000%, 12/15/03..................        292,359
     50,000 World Color Press, Inc., 8.375%, 11/15/08...........         48,301
                                                                   ------------
                                                                        389,160
                                                                   ------------
            REAL ESTATE INVESTMENT TRUST--0.4%
    790,000 Liberty Property L.P. 6.950%, 12/1/06...............        717,059
                                                                   ------------
            RENTAL EQUIPMENT--0.3%
    500,000 Hertz Corp., 8.250, 6/1/05..........................        511,027
     50,000 United Rentals, Inc., 9.000%, 4/1/09................         44,250
                                                                   ------------
                                                                        555,277
                                                                   ------------

            RETAIL STORES--0.0%
     25,000 Leslie's Poolmart, Inc., 10.375%, 7/15/04...........         18,625
                                                                   ------------

            SEMICONDUCTORS--0.1%
     50,000 Anthony Crane Rent L.P., 10.375%, 8/1/08............         32,125
     50,000 Fairchild Semiconductor Corp., 10.125%, 3/15/07.....         50,375
     50,000 Zilog, Inc., 9.500%, 3/1/05.........................         43,250
                                                                   ------------
                                                                        125,750
                                                                   ------------

            STEEL--0.1%
     50,000 AK Steel Corp., 9.125%, 12/15/06....................         47,875
     25,000 Bayou Steel Corp., 9.500%, 5/15/08..................         20,500
     50,000 LTV Corp., 11.750%, 11/15/09........................         42,000

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            STEEL--(CONTINUED)
 $   25,000 National Steel Corp., 9.875%, 3/1/09................   $     21,250
     25,000 Weirton Steel Corp., 11.375, 7/1/04.................         23,500
                                                                   ------------
                                                                        155,125
                                                                   ------------

            TECHNOLOGY--0.1%
     50,000 Amkor Technologies, Inc., 10.500%, 5/1/09...........         49,875
     25,000 Flextronics International, Ltd., 9.875%, 7/1/10
             (144A).............................................         25,318
     25,000 Intersil Corp., 13.250%, 8/15/09....................         28,518
     50,000 Psinet, Inc., 10.000%, 2/15/05......................         46,000
                                                                   ------------
                                                                        149,711
                                                                   ------------

            TELECOMMUNICATIONS--0.1%
     50,000 GCI, Inc., 9.750%, 8/1/07...........................         46,062
     60,000 Hyperion Telecommunications, Inc., 12.250%, 9/1/04..         60,600
     50,000 RCN Corp., 0/11.125, 10/15/07(c)....................         31,250
     50,000 Teligent, Inc., 11.500%, 12/1/07....................         39,500
     60,000 Time Warner Telecom LLC, 9.750%, 7/15/08............         58,200
                                                                   ------------
                                                                        235,612
                                                                   ------------

            TELECOM--WIRELESS--0.0%
     50,000 Metromedia Fiber Network, Inc., 10.000%, 12/15/09...         49,500
                                                                   ------------

            TELEPHONE--0.2%
     25,000 Alaska Communications, 9.375%, 5/15/09..............         22,937
     75,000 Crown Castle International Corp., 9.500%, 8/1/11....         71,250
     50,000 Echostar DBS Corp., 9.375%, 2/1/09..................         48,250
     25,000 Insight Midwest L.P., 9.750, 10/1/09................         24,500
     50,000 KMC Telecom Holdings, Inc., 0/12.500%, 2/15/08(c)...         23,500
     50,000 Loral Space & Communications, Ltd., 9.500%, 1/15/06.         36,250
     75,000 McLeodUSA, Inc., 8.125%, 2/15/09....................         67,688
    100,000 Nextlink Communications, Inc., 0/12.125%, 12/1/09
             (144A)(c)..........................................         58,000
     50,000 NTL Communications Corp., 0/12.375%, 10/1/08(c).....         32,750
     25,000 RCN Corp., 10.000%, 10/15/07........................         21,250
     50,000 Viatel, Inc., 11.500%, 3/15/09......................         37,500
                                                                   ------------
                                                                        443,875
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            TEXTILES--0.0%
 $   25,000 Pillowtex Corp., 9.000%, 12/15/07...................   $      8,625
     50,000 Westpoint Stevens, Inc., 7.875%, 6/15/05............         41,750
                                                                   ------------
                                                                         50,375
                                                                   ------------

            TRANSPORTATION--0.4%
     25,000 American Airlines, 10.180%, 1/2/13..................         28,424
    100,000 AMR Corp., 10.290, 3/8/21...........................        109,101
     50,000 Atlas Air, Inc., 10.750%, 8/1/05....................         50,500
    460,000 Norfolk South Corp., 7.050%, 5/1/37.................        450,388
                                                                   ------------
                                                                        638,413
                                                                   ------------

            U.S. AGENCIES--1.3%
    175,000 Federal National Mortgage Association, 5.625%,
             5/14/04............................................        166,715
  1,730,000 Federal National Mortgage Association, 6.375%,
             6/15/09............................................      1,642,197
    358,000 United State Department of Housing & Urban
             Development, 7.498%, 8/1/11........................        362,686
                                                                   ------------
                                                                      2,171,598
                                                                   ------------

            U.S. TREASURY--4.1%
  2,000,000 United States Treasury Bonds, 12.000%, 8/15/13......      2,700,000
  1,000,000 United States Treasury Bonds, 8.875%, 2/15/19.......      1,287,030
    900,000 United States Treasury Bonds, 8.750%, 8/15/20.......      1,157,058
  1,000,000 United States Treasury Bonds, 8.125%, 8/15/21.......      1,221,720
    624,828 United States Treasury Bonds, 3.875%, 4/15/29
             (TIIS).............................................        622,291
                                                                   ------------
                                                                      6,988,099
                                                                   ------------

            UTILITIES--0.1%
    125,000 Coastal Corp., 8.125%, 9/15/02......................        126,254
     25,000 Flag, Ltd., 8.250%, 1/30/08.........................         22,000
                                                                   ------------
                                                                        148,254
                                                                   ------------

            WASTE DISPOSAL--0.1%
     25,000 Allied Waste North America, Inc., 7.625%, 1/1/06....         21,750
     25,000 Allied Waste North America, Inc., 10.000%, 8/1/09...         21,125
                                                                   ------------
                                                                         42,875
                                                                   ------------

            WIRE & CABLE--0.0%
     25,000 International Wire Group, 11.750%, 6/1/05...........         25,125
                                                                   ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            YANKEE--1.4%
 $   50,000 Acetex, 9.750%, 10/1/03.............................   $     47,250
     50,000 Algoma Steel, Inc., 12.375, 7/15/05.................         43,500
     50,000 Canadian Forest Oil, Ltd., 8.750%, 9/15/07..........         47,000
     60,000 Clearnet Communications, Inc., 0/10.125, 5/1/09(c)..         35,700
    200,000 Deutsche Telekom International Fin Bv, 7.750%,
             6/15/05............................................        201,441
    200,000 Deutsche Telekom International Fin Bv, 8.250%,
             6/15/30............................................        202,896
     25,000 Doman Industries, Ltd., 12.000%, 7/1/04.............         25,000
     25,000 Doman Industries, Ltd., 8.750%, 3/15/04.............         19,250
     25,000 Flag Telecom Holdings, Ltd.
             11.625%, 3/30/10 (144A)............................         24,062
     50,000 Global Crossing Holdings, Ltd., 9.125%, 11/15/06....         48,000
     50,000 Globo Comunicacoes E Part, 10.500%, 12/20/06........         43,489
    275,000 Government of France, 7.000%, 10/12/00 (EUR)........        263,969
     75,000 GT Group Telecom, Inc., 0/13.250%, 2/1/10(c) .......         41,625
     50,000 Hermes Europe Railtel Bv, 11.500%, 8/15/07..........         40,875
     25,000 Pacifica Papers, Inc., 10.000%, 03/15/09............         24,875
     25,000 Paperboard Industries International, Inc., 8.375%,
             9/15/07............................................         20,500
    200,000 Philippines Republic, 10.625%, 3/16/25..............        172,200
    260,000 Phillips Electronics NV, 7.250%, 8/15/13............        235,045
     50,000 Repap New Brunswick, Inc., 10.625%, 4/15/05.........         44,000
    170,000 Republic of Trinidad & Tobag,
             9.750%, 7/1/20 (144A)..............................        164,856
     50,000 Rogers Communications, Inc., 8.875%, 7/15/07........         49,000
     50,000 Sun Media Corp., 9.500%, 5/15/07....................         48,000
     25,000 Tembec Industrial, Inc., 8.625%, 6/30/09............         23,750
     25,000 TFM S.A. de CV, 10.250%, 6/15/07....................         22,125
    575,000 TransCanada Pipelines, Ltd., 7.150%, 6/15/06........        564,191
                                                                   ------------
                                                                      2,452,599
                                                                   ------------
            Total Bonds & Notes (Identified Cost $65,794,506)...     64,973,342
                                                                   ------------

SHORT-TERM INVESTMENTS--1.7%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

 $1,608,000 Repurchase Agreement with Paribas Corp. dated
             6/30/00 at 6.600% to be repurchased at $1,608,884
             on 7/3/2000, collateralized by $1,610,000 U.S.
             Treasury Notes, 6.625% due 3/31/2002 with a value
             of $1,613,896, 6.600%, 7/3/00......................   $  1,608,000
  1,465,000 Government of France, 4.000%, 7/12/00 (EUR).........      1,398,477
                                                                   ------------
            Total Short-Term Investments
             (Identified Cost $2,914,046).......................      3,006,477
                                                                   ------------
            Total Investments--99.0%
             (Identified Cost $165,637,791)(a)..................    169,005,750
            Other assets less liabilities.......................      1,648,389
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $170,654,139
                                                                   ============

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $165,637,791 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 8,953,843
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (5,585,884)
                                                                   -----------
   Net unrealized appreciation.................................... $ 3,367,959
                                                                   ===========

(b) Non-income producing security.

(c) Step Bond: Coupon rate is zero or below market for an initial period and then increased to a higher coupon rate at a specified date.

Key to Abbreviations:
144A-- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $841,068 or 0.5% of net assets.
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
EUR--    Euro Currency
TIIS-- Treasury Inflation--Indexed Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the securities will be redeemed at the greater of their inflation-adjusted principal or par amount at original issue.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value...................................           $169,005,750
 Cash...................................................                    672
 Receivable for:
 Securities sold........................................              1,543,381
 Fund shares sold.......................................                282,538
 Foreign currency sold..................................                    457
 Dividends and interest.................................                999,088
                                                                   ------------
  Total Assets..........................................            171,831,886
LIABILITIES
 Payable for:
 Fund shares redeemed...................................  $348,417
 Securities purchased...................................   677,118
 Withholding taxes......................................       477
 Accrued expenses:
 Management fees........................................    97,984
 Deferred trustees fees.................................    10,628
 Other expenses.........................................    43,123
                                                          --------
  Total Liabilities.....................................              1,177,747
                                                                   ------------
NET ASSETS..............................................           $170,654,139
                                                                   ============
 Net assets consist of:
 Capital paid in........................................           $174,189,818
 Undistributed net investment income....................              2,492,323
 Accumulated net realized gains (losses)................             (9,398,771)
 Unrealized appreciation (depreciation) on investments
  and foreign currency..................................              3,370,769
                                                                   ------------
NET ASSETS..............................................           $170,654,139
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($170,654,139 divided by 12,247,116 shares of
 beneficial interest)...................................           $      13.93
                                                                   ============
Identified cost of investments..........................           $165,637,791
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
 Dividends........................................               $   740,938(a)
 Interest.........................................                 2,437,337
                                                                 -----------
                                                                   3,178,275
EXPENSES
 Management fees..................................  $   605,152
 Trustees' fees and expenses......................        7,456
 Custodian........................................       28,780
 Audit and tax services...........................       10,271
 Legal............................................        3,018
 Printing.........................................       30,770
 Miscellaneous....................................        1,275
                                                    -----------
 Total expenses before expense reductions.........      686,722
 Expense reductions...............................       (4,424)     682,298
                                                    -----------  -----------
NET INVESTMENT INCOME.............................                 2,495,977
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................   (6,969,725)
 Foreign currency transactions--net...............       (1,148)  (6,970,873)
                                                    -----------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................    4,821,701
 Foreign currency transactions--net...............        2,810    4,824,511
                                                    -----------  -----------
Net gain (loss)...................................                (2,146,362)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $   349,615
                                                                 ===========

(a)  Net of foreign taxes of $5,215

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BALANCED SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,495,977  $  5,608,923
 Net realized gain (loss)..........................   (6,970,873)    2,710,748
Unrealized appreciation (depreciation).............    4,824,511   (18,598,573)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.      349,615   (10,278,902)
                                                    ------------  ------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..............................            0    (5,625,861)
 Net realized gain.................................            0    (3,435,942)
 In excess of net investment income................            0       (17,602)
 In excess of net realized capital gains...........            0    (2,415,620)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0   (11,495,025)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   24,912,603    75,541,409
 Reinvestment of distributions.....................            0    11,495,025
 Cost of shares redeemed...........................  (47,274,404)  (63,173,242)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  (22,361,801)   23,863,192
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (22,012,186)    2,089,265
NET ASSETS
 Beginning of the period...........................  192,666,325   190,577,060
                                                    ------------  ------------
 End of the period................................. $170,654,139  $192,666,325
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $  2,492,323  $     (3,654)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    1,840,883     4,946,396
 Issued in reinvestment of distributions...........            0       825,719
 Redeemed..........................................   (3,500,634)   (4,152,208)
                                                    ------------  ------------
 Net Change........................................   (1,659,751)    1,619,907
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED                YEAR ENDED DECEMBER 31,
                           JUNE 30,     ----------------------------------------------
                             2000         1999      1998      1997     1996     1995
                          ----------    --------  --------  --------  -------  -------
Net Asset Value,
 Beginning of Period....   $  13.85     $  15.51  $  14.86  $  13.55  $ 11.95  $  9.94
                           --------     --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.20         0.43      0.38      0.28     0.27     0.26
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (0.12)       (1.21)     0.97      1.90     1.73     2.20
                           --------     --------  --------  --------  -------  -------
 Total From Investment
  Operations............       0.08        (0.78)     1.35      2.18     2.00     2.46
                           --------     --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00        (0.43)    (0.38)    (0.27)   (0.27)   (0.26)
 Distributions From Net
  Realized Capital
  Gains.................       0.00        (0.26)    (0.32)    (0.60)   (0.13)   (0.19)
 Distributions in Excess
  of Net Realized
  Capital Gains.........       0.00        (0.19)     0.00      0.00     0.00     0.00
                           --------     --------  --------  --------  -------  -------
 Total Distributions....       0.00        (0.88)    (0.70)    (0.87)   (0.40)   (0.45)
                           --------     --------  --------  --------  -------  -------
Net Asset Value, End of
 Period.................   $  13.93     $  13.85  $  15.51  $  14.86  $ 13.55  $ 11.95
                           ========     ========  ========  ========  =======  =======
TOTAL RETURN (%)........        0.6 (b)     (5.1)      9.1      16.2     16.9     24.8
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.79 (a)     0.77      0.82      0.85     0.85     0.85
Ratio of Operating
 Expenses to Average Net
 Assets after expense
 reductions (%) (c).....       0.79 (a)      --        --        --       --       --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       2.88 (a)     2.83      2.72      2.79     3.08     4.03
Portfolio Turnover Rate
 (%)....................        191 (a)       63        72        60       59       72
Net Assets, End of
 Period (000)...........   $170,654     $192,666  $190,577  $137,443  $58,525  $18,823
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --           --        --       0.86     0.99     1.85

(a) Computed on an annualized basis.
(b) Not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series' expenses.


                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGERS: DAVID D. ALGER (PICTURED) AND RON TARTAROFRED ALGER MANAGEMENT, INC.

[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the six months ended June 30, 2000, the S&P 500/25/ returned -0.4% and the average Lipper Variable Products Growth Fund/10/ returned 3.3%. Meanwhile, the Alger Equity Growth Series outperformed both indices, posting a year to date return of 4.4%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The stock market experienced an extremely volatile start to the new millen-nium. Following an enormously strong fourth quarter of 1999 and an uneventful Y2K, the market seemed poised to continue its rally during the traditionally bullish month of January. However, stocks struggled during January, as profit-taking and interest rate fears weighed on most equity indices. Soaring fuel prices contributed heavily to inflation fears as oil neared $30 per barrel. Also, third and fourth quarter GDP numbers represented the strongest two-quar-ter GDP growth in more than a decade. Against this background of higher com-modity prices and unrelenting economic expansion, the Federal Reserve raised both the Fed Funds rate and the discount rate one quarter of a percent on Feb-ruary 2nd. Two days before the Fed meeting, the S&P 500 Index ended January with a -5.0% return.

February was a slightly better month for equity markets. While the S&P 500 and the Dow Jones Industrial Average continued to flounder, technology and growth stocks regained the momentum they had previously lost. The NASDAQ Composite and Russell 2000 pushed higher, led by many of the same companies that had driven the market towards the end of 1999. Biotechnology stocks posted espe-cially strong gains. The re-emergence of growth stocks, combined with the con-tinued struggles of most value stocks, brought increased public attention to the ongoing bifurcated nature of the market.

While the media was shining a spotlight on "new economy" stocks, March rolled around and the market quickly changed its pace. Many technology-oriented, new economy growth stocks corrected severely during March, driven down by valua-tion concerns and sector rotations. Money flowed out of technology stocks and into so-called "old economy stocks," including financials, pharmaceuticals and retailers. Many of the trading days during March saw the Dow moving strongly in one direction and the NASDAQ moving decisively in the other, with each in-dex taking turns in the lead. However, a reversal of fortunes was clearly the general trend, with the Dow advancing while the NASDAQ was retreating. As March neared its close, the market continued to struggle with the conflict be-tween the new economy and the old economy. The Fed also raised interest rates by another quarter point on March 21st, adding to interest rate fears.

Alarmingly, on Tuesday, April 4th, the NASDAQ fell in excess of 500 points to an intra-day low of 3,649. Despite staging a strong intra-day recovery, the NASDAQ continued to plummet throughout the first part of April, bottoming on April 17th to a low of 3,227. This represented a drop of more than 37% from high to low, which certainly qualifies as a full-fledged bear market. Equity markets continued to be extraordinarily volatile throughout the remainder of April, with most indices fluctuating wildly amidst an overall minor recovery. However, the market's recovery was extremely short-lived. The NASDAQ's plummet began anew during May, before finally bottoming at 3,043 on May 24th. This brought the total drop in the technology heavy index to 41%. While the Dow and value-oriented indices did fare somewhat better than the NASDAQ over this time span, losses were widespread across the board.

Most equity market indices succeeded in rallying during late May and June. From its May 24th low to its June 22nd high, the NASDAQ returned in excess of 33%, before retreating somewhat by quarter-end. This recovery was brought on primarily by a series of economic reports that indicated a slowing of the economy. Perhaps the most significant report was the May employment report, which showed an increase in the unemployment rate to 4.1%. After the Fed had hiked interest rates by 50 basis points during their May meeting, the employ-ment report effectively soothed concerns about potential rampant interest rate increases. By the time the Fed met again in late June, widespread interest rate and inflation concerns had been greatly alleviated. On June 28th, the Fed announced that it would not be rais-ing rates at all, thereby giving further credibility to the notion that the economy has indeed been slowing.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: The management of the Series remained unchanged: a research intensive, bot-tom-up approach focusing on rapidly growing stocks. On the whole, management's growth stock philosophy was of benefit over a period of time during which value tended to underperform growth. Strong positive cash inflows for the year helped fuel investment opportunities and precluded the selling of core holdings in or-der to satisfy redemptions.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: The Portolio's heavy technology weighting throughout the first half was the principal factor affecting its performance over the six-month period. Specifi-cally, the Portfolio benefited from its heavy technology weighting from January through mid-March, as tech stocks outperformed the market. From mid-March through late-May, the Portfolio's heavy technology weighting negatively im-pacted returns, as many tech stocks suffered severe drops. Finally, from late-May through June, the Portfolio once again benefited from its technology orien-tation.

Maintaining an ongoing overweighting in technology-oriented growth stocks, de-spite the acute market correction during April and May, was management's most effective investment decision. Growth stocks rallied strongly during June, and this allowed the Portfolio to finish the first half with strong YTD perfor-mance. Management's least effective decisions were related to company specific situations (e.g. Clear Channel Communications Inc. and Yahoo! Inc.), whereby certain holdings struggled for much of the first half.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: The last time serious tightening occurred was 1994 when the Fed doubled the Fed Funds rate from 3% to 6%, between April 1994 and December 1994. A strong sell-off ensued and the highs were not revisited until early 1995 when the tightening ended. It is our sense that by the time we get to August, the Fed will no longer be inclined to raise rates. Of course, we will have to see if the economic news continues to show a moderating economy. If it does, we should have a sharp rally in both the bond and stock markets in the second half of the year, much as we had in early 1995. We are maintaining our earlier forecast of 13,000 on the Dow by year-end and continue to believe that technology stocks and growth stocks will have a strong second half.

Looking ahead, we will continue to seek out and invest in companies that we be-lieve will grow their earnings rapidly and consistently. Regardless of market conditions, we feel that the only way we are able to sustain superior long-term performance is through an uncompromising commitment to a consistent approach.

                                 [GRAPH]
   A $10,000 investment compared to the S&P Index since the Series' Inception
              Alger Equity
              Growth Series     S&P 500
10/31/94        $10,000         $10,000
6/30/95         $12,688          11,745
6/30/96         $15,011          14,806
6/30/97         $18,814          19,923
6/30/98         $25,520          25,942
6/30/99         $34,810          31,842
6/30/00         $41,925          34,200
Average Annual Return
               Equity Growth             Lipper Variable Growth
                  Series        S&P 500      Fund Average
6 months           4.4%         -0.4%            3.3%
1 Year            20.4%          7.4%           20.8%
3 Years           30.6%         19.7%           24.0%
5 Years           27.0%         23.8%           23.8%
Since Inception   28.8%         24.2%

[GRAPHIC] FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: October 31, 1994

SIZE: $1.1 billion as of June 30, 2000

MANAGERS: David D. Alger and Ron Tartaro have managed the Alger Equity Growth Series since its inception in 1994. Mr. Alger is President and Chief Executive Officer of Fred Alger Management, Inc., and has been portfolio manager of the Alger Growth Portfolio since 1986, the Alger American Fund Growth Portfolio since 1989 and the Alger Retirement Fund since 1993. Mr. Tartaro has been employed by Alger since 1990 and has been a Senior Vice President since 1995.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--90.9% OF TOTAL NET ASSET

                                                                      VALUE
 SHARES                                                             (NOTE 1A)

         AEROSPACE & DEFENSE--2.8%
 521,600 United Technologies Corp. ............................   $   30,709,200
                                                                  --------------

         AUTOMOTIVE--1.0%
 284,800 Harley-Davidson, Inc..................................       10,964,800
                                                                  --------------

         BANKS--2.6%
 463,200 Citigroup, Inc. ......................................       27,907,800
                                                                  --------------

         BROADCASTING--4.2%
 619,000 AT&T Corp. (Liberty Media Group)(b)...................       15,010,750
 158,400 Clear Channel Communications, Inc.(b).................       11,880,000
 106,900 CNET Networks, Inc.(b)................................        2,625,731
 207,350 Time Warner, Inc......................................       15,758,600
                                                                  --------------
                                                                      45,275,081
                                                                  --------------

         BUSINESS SERVICES--0.5%
  50,105 i2 Technologies, Inc.(b)..............................        5,224,229
                                                                  --------------

         COMMUNICATIONS--1.7%
 199,200 Comcast Corp..........................................        8,067,600
 534,300 LM Ericsson Telephone Co. (ADR).......................       10,686,000
                                                                  --------------
                                                                      18,753,600
                                                                  --------------

         COMPUTER RELATED & BUSINESS EQUIPMENT--16.0%
 207,700 Altera Corp.(b).......................................       21,172,419
 583,500 Cisco Systems, Inc.(b)................................       37,088,719
 745,100 Dell Computer Corp.(b)................................       36,742,744
 197,100 Hewlett-Packard Co....................................       24,612,863
 235,200 Intel Corp............................................       31,443,300
 283,900 Linear Technology Corp................................       18,151,856
  59,000 Sun Microsystems, Inc.(b).............................        5,365,313
                                                                  --------------
                                                                     174,577,214
                                                                  --------------

         COMPUTER SOFTWARE--4.7%
 144,800 Intuit, Inc.(b).......................................        5,991,100
 487,000 Microsoft Corp.(b)....................................       38,960,000
  68,900 Oracle Corp.(b).......................................        5,791,906
                                                                  --------------
                                                                      50,743,006
                                                                  --------------

         CONSUMER PRODUCTS--3.0%
 121,500 Corning, Inc. ........................................       32,789,813
                                                                  --------------

         ELECTRONICS--9.6%
  72,400 Maxim Integrated Products, Inc.(b)....................        4,918,675
 275,700 Micron Technology, Inc.(b)............................       24,278,831
 803,100 Motorola, Inc.........................................       23,340,094
 363,000 Solectron, Corp.(b)...................................       15,200,625

                                                                      VALUE
 SHARES                                                             (NOTE 1A)

         ELECTRONICS--(CONTINUED)
 214,666 Teradyne Inc.(b)......................................   $   15,777,951
 293,800 Texas Instruments, Inc. ..............................       20,180,388
                                                                  --------------
                                                                     103,696,564
                                                                  --------------

         FINANCIAL SERVICES--4.5%
 100,500 American Express Co. .................................        5,238,563
 350,175 Charles Schwab Corp...................................       11,774,634
  57,200 Lehman Brothers Holdings, Inc.........................        5,408,975
  47,200 Merrill Lynch & Co., Inc..............................        5,428,000
 252,800 Morgan Stanley Dean Witter & Co. .....................       21,045,600
                                                                  --------------
                                                                      48,895,772
                                                                  --------------

         HEALTH CARE--1.8%
 113,700 Cardinal Health, Inc..................................        8,413,800
 226,200 Medtronic, Inc........................................       11,267,588
                                                                  --------------
                                                                      19,681,388
                                                                  --------------

         INTERNET SERVICES--4.6
 306,000 America Online, Inc.(b)...............................       16,141,500
 481,400 eBay, Inc.(b).........................................       26,146,037
  63,164 Yahoo!, Inc...........................................        7,824,440
                                                                  --------------
                                                                      50,111,977
                                                                  --------------

         OIL SERVICES--6.6%
 397,000 Exxon Mobil Corp. ....................................       31,164,500
 846,250 Halliburton Co........................................       39,932,422
                                                                  --------------
                                                                      71,096,922
                                                                  --------------

         PHARMACEUTICALS--11.5%
 578,456 American Home Products Corp...........................       33,984,290
 547,400 Amgen, Inc.(b)........................................       38,454,850
  52,000 Eli Lilly & Co........................................        5,193,500
 989,450 Pfizer, Inc...........................................       47,493,600
                                                                  --------------
                                                                     125,126,240
                                                                  --------------

         RAILROAD--1.2%
 146,700 Kansas City Southern Industries, Inc. ................       13,010,456
                                                                  --------------

         RETAIL--9.5%
 262,000 Best Buy Co., Inc.....................................       16,571,500
 381,225 Home Depot, Inc. .....................................       19,037,423
 398,500 The Kroger Co.(b).....................................        8,791,906
 522,000 Safeway, Inc.(b)......................................       23,555,250
 609,600 Wal-Mart Stores, Inc..................................       35,128,200
                                                                  --------------
                                                                     103,084,279
                                                                  --------------

         SEMI-CONDUCTORS--3.4%
 409,700 Applied Materials, Inc.(b)............................       37,129,062
                                                                  --------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
 SHARES                                                             (NOTE 1A)

         TELECOM NETWORKS--1.7%
 184,450 Cox Communications, Inc.(b)...........................   $   8,404,003
 107,300 Omnicom Group, Inc. ..................................       9,556,406
                                                                  -------------
                                                                     17,960,409
                                                                  -------------
         Total Common Stocks (Identified Cost $774,839,681)....     986,737,812
                                                                  -------------

SHORT-TERM INVESTMENTS--7.9%

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

 $16,000,000 BMW US Capital Corp., 6.530%, 7/12/00............   $   15,968,076
  20,000,000 Countrywide Funding Corp., 6.650%, 7/25/00.......       19,911,333
  20,000,000 Pfizer, Inc., 6.530%, 8/1/00.....................       19,887,539
  16,000,000 Salomon Smith Barney Holdings, Inc., 6.3560%,
              7/21/00.........................................       15,941,689
  14,128,812 State Street Global Advisors, Money Market Fund..       14,128,812
                                                                 --------------
             Total Short-Term Investments (Identified Cost
              $85,837,449)....................................       85,837,449
                                                                 --------------
             Total Investments--98.8%
              (Identified Cost $860,677,130)(a)...............    1,072,575,261
             Other assets less liabilities....................       13,337,611
                                                                 --------------
             TOTAL NET ASSETS--100%...........................   $1,085,912,872
                                                                 ==============

(a) Federal Tax Information:
    At June 30, 2000 the net unrealized appreciation on investments based on cost of $860,677,130 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $242,145,391
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (30,247,260)
                                                                   ------------
   Net unrealized appreciation...................................  $211,898,131
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value...............................              $1,072,575,261
 Receivable for:
 Securities sold....................................                  22,854,683
 Fund shares sold...................................                   2,296,797
 Dividends and interest.............................                     162,966
                                                                  --------------
  Total Assets......................................               1,097,889,707

LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $ 1,230,170
 Securities purchased...............................   10,002,781
 Accrued expenses:
 Management fees....................................      658,338
 Deferred trustees fees.............................       24,335
 Other expenses.....................................       61,211
                                                      -----------
  Total Liabilities.................................                  11,976,835
                                                                  --------------
NET ASSETS..........................................              $1,085,912,872
                                                                  ==============
 Net assets consist of:
 Capital paid in....................................              $  829,825,355
 Undistributed net investment income................                   1,012,263
 Accumulated net realized gains (losses)............                  43,177,123
 Unrealized appreciation (depreciation) on
  investments.......................................                 211,898,131
                                                                  --------------
NET ASSETS..........................................              $1,085,912,872
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,085,912,872 divided by 35,441,279 shares of
 beneficial interest)...............................              $        30.64
                                                                  ==============
Identified cost of investments......................              $  860,677,130
                                                                  ==============

Statement of Operations
Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
 Dividends..........................................             $ 1,932,365(a)
 Interest...........................................               2,909,180
                                                                 -----------
                                                                   4,841,545

EXPENSES
 Management fees....................................  $3,653,928
 Trustees' fees and expenses........................      16,878
 Custodian..........................................      62,431
 Audit and tax services.............................       8,971
 Legal..............................................      12,787
 Printing...........................................      59,768
 Insurance..........................................         926
 Miscellaneous......................................       8,206
                                                      ----------
 Total expenses.....................................               3,823,895
                                                                 -----------
NET INVESTMENT INCOME...............................               1,017,650
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net...................................              35,208,339
 Unrealized appreciation (depreciation) on:
 Investments--net...................................               4,537,944
                                                                 -----------
Net gain (loss).....................................              39,746,283
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.........................................             $40,763,933
                                                                 ===========

(a) Net of foreign taxes of $7,469

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                   SIX MONTHS     YEAR ENDED
                                                 ENDED JUNE 30,  DECEMBER 31,
                                                      2000           1999
                                                 --------------  -------------
FROM OPERATIONS
 Net investment income (loss)................... $    1,017,650  $    (182,568)
 Net realized gain (loss).......................     35,208,339     85,117,053
 Unrealized appreciation (depreciation).........      4,537,944    100,091,250
                                                 --------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     40,763,933    185,025,735
                                                 --------------  -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................              0           (607)
 Net realized gain..............................              0   (100,705,836)
 In excess of net investment income.............              0       (285,867)
                                                 --------------  -------------
 TOTAL DISTRIBUTIONS............................              0   (100,992,310)
                                                 --------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares...................    329,910,094    383,773,208
 Reinvestment of distributions..................              0    100,992,310
 Cost of shares redeemed........................   (125,814,081)  (138,471,646)
                                                 --------------  -------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................    204,096,013    346,293,872
                                                 --------------  -------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........    244,859,946    430,327,297
NET ASSETS
 Beginning of the period........................    841,052,926    410,725,629
                                                 --------------  -------------
 End of the period.............................. $1,085,912,872  $ 841,052,926
                                                 ==============  =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.............................. $    1,012,263  $      (5,387)
                                                 ==============  =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................     10,956,131     13,791,435
 Issued in reinvestment of distributions........              0      3,524,303
 Redeemed.......................................     (4,179,144)    (5,005,319)
                                                 --------------  -------------
 Net Change.....................................      6,776,987     12,310,419
                                                 ==============  =============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED                 YEAR ENDED DECEMBER 31,
                           JUNE 30,     -----------------------------------------------
                             2000         1999      1998      1997      1996     1995
                          ----------    --------  --------  --------  --------  -------
Net Asset Value,
 Beginning of Period....  $    29.34    $  25.11  $  17.62  $  15.58  $  13.80  $  9.56
                          ----------    --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income..        0.03       (0.01)     0.04      0.02      0.04     0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........        1.27        8.34      8.37      3.92      1.78     4.65
                          ----------    --------  --------  --------  --------  -------
 Total From Investment
  Operations............        1.30        8.33      8.41      3.94      1.82     4.66
                          ----------    --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income.....        0.00        0.00     (0.04)    (0.02)    (0.04)   (0.01)
 Distributions From Net
  Realized Capital
  Gains.................        0.00       (4.09)    (0.88)    (1.88)     0.00    (0.41)
 Distributions in Excess
  of Net Investment
  Income................        0.00       (0.01)     0.00      0.00      0.00     0.00
                          ----------    --------  --------  --------  --------  -------
 Total Distributions....        0.00       (4.10)    (0.92)    (1.90)    (0.04)   (0.42)
                          ----------    --------  --------  --------  --------  -------
Net Asset Value, End of
 Period.................  $    30.64    $  29.34  $  25.11  $  17.62  $  15.58  $ 13.80
                          ==========    ========  ========  ========  ========  =======
TOTAL RETURN (%)........         4.4(b)     34.1      47.8      25.6      13.2     48.8
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        0.78(a)     0.80      0.83      0.87      0.90     0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        0.21(a)    (0.03)     0.19      0.12      0.24     0.14
Portfolio Turnover Rate
 (%)....................          91(a)      128       119       137        78      107
Net Assets, End of
 Period (000)...........  $1,085,913    $841,053  $410,726  $205,318  $120,456  $46,386
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --          --        --        --       0.90     2.45

(a) Computed on an annualized basis.
(b) Periods less than one year are not computed on an annualized basis.

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: For the six months ended June 30, 2000, the return for the Capital Growth Series was -5.8%, which lagged the Lipper Variable Products Growth Fund Aver-age/10/ of +3.3% and the S&P 500/25/ return of -0.4%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: During the first half of 2000, growth was robust throughout the world. The U.S. economy continued to move forward and the economies in Latin America, which had been in recession, improved. Asia continued to grow rapidly, with Ja-pan and China, the laggards in the region over the past few years, showing signs of accelerated growth. In the United States, the Federal Reserve Board became increasingly concerned that the full utilization of the labor force would generate more inflation, and thus raised short-term interest rates three times over the course of the period. However, recent indications of slowing growth were encouraging, leading us to believe that the Fed will not have to raise rates again this year.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: The Series remained fully invested in anticipation that the strong growth trends around the world would continue over the balance of the year and into the year 2001. The business cycle in the United States--with an unemployment rate hovering around 4%--is mature, unlike in Asia, Europe, and Latin America. Therefore, we have looked for opportunities in ADRs, American Depositary Re-ceipts, with which American investors can buy shares of foreign-based companies on domestic stock exchanges. We invested in ADRs of foreign companies that we believe would be unaffected by a slowdown in the US economy. For example, we continued to hold shares of Telefonos de Mexico, Philips Electronics, an inter-national conglomerate based in the Netherlands, and Pohang Iron and Steel of Korea. We feel these companies should benefit from strong economic conditions in Asia, Europe and Latin America.

In addition, we've sought to capture opportunities offered by companies dealing in certain commodities that are enjoying price increases stemming from economic strength. Examples include Pohang Iron and Steel and Inco, a nickel producer. We also significantly added to the Series' position in energy stocks and real estate investment trusts (REITs), and continued to maintain a stake in semi-conductor and related stocks, although we reduced our positions there somewhat because valuations were on the rise.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH WERE LEAST EFFECTIVE?

A: The Series benefited most from its semi-conductor holdings such as Micron Technologies, and its investments in REITs, such as Vornado Realty Trust and Boston Properties. The semi-conductor performance reflected strong earnings growth generated by robust global demand. The REITs experienced significant ap-preciation off a depressed base, against a background of strong cash flow growth generated by rising occupancy levels and rents in many property types and markets. On the down side, the Series' investments in metal firms such as Pohang Iron and Steel and Inco declined significantly in price during the first half of the year, despite the fact that the companies posted sharply rising earnings. We continue to hold these stocks in anticipation of better stock-price action.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We anticipate strong global growth during the next 12 months, but recognize that the U.S. economy needs to slow down to a more sustainable pace. We believe the greatest opportunities are offered by companies that will participate in foreign growth or in rising commodity prices. Domestically, we'll look for com-panies whose earnings progress will not be negatively impacted by the economic slowdown the Federal Reserve is seeking to engineer.

                                  [GRAPH]
   A $10,000 Investment compared to the S&P 500 Index over the past 10 years
              Capital Growth Series         S&P 500
6/30/90             $10,000                  10,000
6/30/91              $9,753                  10,739
6/30/92             $11,021                  12,185
6/30/93             $12,462                  13,840
6/30/94             $12,606                  14,027
6/30/95             $15,857                  17,682
6/30/96             $18,068                  22,290
6/30/97             $24,662                  29,995
6/30/98             $32,605                  39,055
6/30/99             $36,302                  47,938
6/30/00             $37,482                  51,487
Average Annual Total Returns
               Capital Growth              Lipper Variable Growth
                   Series       S&P 500         Fund Average
6 Months           -5.8%         -0.4%              3.3%
1 Year              3.3%          7.4%             20.8%
3 Years            15.0%         19.7%             24.0%
5 Years            18.8%         23.8%             23.8%
10 Years           14.1%         17.8%             18.2%
Since Inception    22.1%         17.2%

[GRAPHIC] FUND FACTS

GOAL: Long-term growth of capital through investment primarily in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy.

START DATE: August 26, 1983

SIZE: $1.8 billion as of June 30, 2000

MANAGER: G. Kenneth Heebner has managed the Capital Growth Series since its inception in 1983. He has also been portfolio manager of Nvest Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; CGM Fixed Income Fund since June 1993; CGM Focus Fund since September 1997.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--99.4% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)

           ALUMINUM--6.0%
 1,850,000 Alcan Aluminium, Ltd. ..............................   $   57,350,000
 1,785,000 Alcoa, Inc. ........................................       51,765,000
                                                                  --------------
                                                                     109,115,000
                                                                  --------------

           BEVERAGES & TOBACCO--8.6%
   915,000 Anheuser-Busch Companies, Inc. .....................       68,339,063
 3,326,000 Philip Morris Companies, Inc........................       88,346,875
                                                                  --------------
                                                                     156,685,938
                                                                  --------------

           COMPUTER SOFTWARE & SERVICES--1.8%
   430,000 Computer Sciences Corp.(b)..........................       32,115,625
                                                                  --------------

           DRUGS--5.5%
 1,164,000 United Health Group, Inc............................       99,813,000
                                                                  --------------

           ELECTRONIC COMPONENTS--18.7%
 1,140,000 Advanced Micro Devices, Inc.(b).....................       88,065,000
 2,100,000 Koninklijke Philips Electronics
            N.V. (ADR).........................................       99,750,000
 1,748,000 Micron Technology, Inc.(b)..........................      153,933,250
                                                                  --------------
                                                                     341,748,250
                                                                  --------------

           FOOD--RETAILERS/WHOLESALERS--5.5%
 1,475,000 Hershey Foods Corp..................................       71,537,500
   375,000 Quaker Oats Co......................................       28,171,875
                                                                  --------------
                                                                      99,709,375
                                                                  --------------

           GAS PIPELINES--5.2%
 1,880,000 AFLAC, Inc..........................................       95,762,500
                                                                  --------------

           HEALTH CARE--1.4%
   860,000 HCA Healthcare Co...................................       26,122,500
                                                                  --------------

           INSURANCE--2.0%
   607,700 Chubb Corp..........................................       37,373,550
                                                                  --------------

           METALS & MINING--4.9%
 5,800,000 Inco, Ltd.(b).......................................       89,175,000
                                                                  --------------

           OIL--MAJOR INTEGRATED--7.4%
   790,000 Conoco, Inc., Class B...............................       19,404,375
 1,500,000 TotalFina S.A. (ADR)................................      115,218,750
                                                                  --------------
                                                                     134,623,125
                                                                  --------------

           OIL--SERVICE--5.1%
 1,975,000 Halliburton Co. ....................................       93,195,312
                                                                  --------------

           REAL ESTATE INVESTMENT TRUSTS--12.3%
 1,432,500 Apartment Investment & Management Co. ..............       61,955,625
 1,465,000 Boston Properties, Inc..............................       56,585,625

                                                                     VALUE
   SHARES                                                          (NOTE 1A)

            REAL ESTATE INVESTMENT TRUSTS--
            (CONTINUED)
  1,238,600 Spieker Properties, Inc. .........................   $   56,975,600
  1,415,000 Vornado Realty Trust..............................       49,171,250
                                                                 --------------
                                                                    224,688,100
                                                                 --------------

            SEMICONDUCTORS--4.0%
  1,300,000 National Semiconductor Corp. .....................       73,775,000
                                                                 --------------

            STEEL--5.3%
  4,000,000 Pohang Iron & Steel, Ltd. (ADR)...................       96,000,000
                                                                 --------------

            TELEPHONE--5.7%
  1,840,000 Telefonos de Mexico, S.A. (ADR)...................      105,110,000
                                                                 --------------
            Total Common Stocks
             (Identified Cost $1,778,490,541).................    1,815,012,275
                                                                 --------------

SHORT-TERM INVESTMENT--0.3%

    FACE
   AMOUNT                                                           VALUE(A)
 $5,985,000 American Express Credit Corp., 6.88%, 7/03/00.....   $    5,985,000
                                                                 --------------
            Total Short-Term Investment (Identified Cost
             $5,985,000)......................................        5,985,000
                                                                 --------------
            Total Investments--99.7%
             (Identified Cost $1,784,475,541)(a)..............    1,820,997,275
            Other assets less liabilities.....................        4,629,147
                                                                 --------------
            TOTAL NET ASSETS--100%............................   $1,825,626,422
                                                                 ==============

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $1,784,475,541 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 156,595,088
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (120,073,354)
                                                                 -------------
   Net unrealized appreciation.................................. $  36,521,734
                                                                 =============

(b) Non-income producing security.

Key to Abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value...............................              $1,820,997,275
 Cash...............................................                         996
 Receivable for:
 Securities sold....................................                  24,287,119
 Fund shares sold...................................                     713,541
 Dividends and interest.............................                   6,102,020
 Foreign taxes......................................                     203,040
                                                                  --------------
  Total Assets......................................               1,852,303,991

LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $   887,555
 Securities purchased...............................   24,400,664
 Withholding taxes..................................      198,114
 Accrued expenses:
 Management fees....................................      941,463
 Deferred trustees fees.............................      125,368
 Other expenses.....................................      124,405
                                                      -----------
  Total Liabilities.................................                  26,677,569
                                                                  --------------
NET ASSETS..........................................              $1,825,626,422
                                                                  ==============
 Net assets consist of:
 Capital paid in....................................              $1,616,001,697
 Undistributed net investment income................                  11,745,516
 Accumulated net realized gains (losses)............                 161,357,475
 Unrealized appreciation (depreciation) on
  investments.......................................                  36,521,734
                                                                  --------------
NET ASSETS..........................................              $1,825,626,422
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,825,626,422 divided by 4,457,933 shares of
 beneficial interest)...............................              $       409.52
                                                                  ==============
Identified cost of investments......................              $1,784,475,541
                                                                  ==============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
 Dividends.......................................              $  17,607,165(a)
 Interest........................................                    357,130
                                                               -------------
                                                                  17,964,295

EXPENSES
 Management fees.................................  $6,008,404
 Trustees' fees and expenses.....................      22,624
 Custodian.......................................     117,891
 Audit and tax services..........................       7,271
 Legal...........................................      26,858
 Printing........................................     204,829
 Miscellaneous...................................       1,548
                                                   ----------
 Total expenses before reductions................   6,389,425
 Expense reductions..............................     (50,491)     6,338,934
                                                   ----------  -------------
NET INVESTMENT INCOME............................                 11,625,361
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net................................                163,624,633
 Unrealized appreciation (depreciation) on:
 Investments--net................................               (289,474,599)
                                                               -------------
Net gain (loss)..................................               (125,849,966)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................              $(114,224,605)
                                                               =============

(a) Net of foreign taxes of $585,674

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                  SIX MONTHS      YEAR ENDED
                                                ENDED JUNE 30,   DECEMBER 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS
 Net investment income......................... $   11,625,361  $   12,830,979
 Net realized gain (loss)......................    163,624,633     387,005,362
 Unrealized appreciation (depreciation)........   (289,474,599)   (115,634,353)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................   (114,224,605)    284,201,988
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................              0     (12,714,702)
 Net realized gain.............................              0    (387,005,362)
 In excess of net realized gain................              0      (1,467,043)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................              0    (401,187,107)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................    146,630,304     300,316,607
 Reinvestment of distributions.................              0     401,187,107
 Cost of shares redeemed.......................   (270,795,292)   (416,251,052)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................   (124,164,988)    285,252,662
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (238,389,593)    168,267,543

NET ASSETS
 Beginning of the period.......................  2,064,016,015   1,895,748,472
                                                --------------  --------------
 End of the period............................. $1,825,626,422  $2,064,016,015
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period............................. $   11,745,516  $      120,155
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares................        344,826         625,092
 Issued in reinvestment of distributions.......              0         938,111
 Redeemed......................................       (634,590)       (865,998)
                                                --------------  --------------
 Net Change....................................       (289,764)        697,205
                                                ==============  ==============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS
                            ENDED                      YEAR ENDED DECEMBER 31,
                           JUNE 30,      --------------------------------------------------------
                             2000           1999        1998        1997        1996       1995
                          ----------     ----------  ----------  ----------  ----------  --------
Net Asset Value,
 Beginning of Period....  $   434.74     $   468.03  $   399.60  $   427.08  $   374.62  $ 312.30
                          ----------     ----------  ----------  ----------  ----------  --------
Income From Investment
 Operations
 Net Investment Income..        2.61           3.35        5.29        2.52        3.08      3.47
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (27.83)         68.25      130.40       95.67       74.80    114.91
                          ----------     ----------  ----------  ----------  ----------  --------
 Total From Investment
  Operations............      (25.22)         71.60      135.69       98.19       77.88    118.38
                          ----------     ----------  ----------  ----------  ----------  --------
Less Distributions
 Distributions From Net
  Investment Income.....        0.00          (3.33)      (5.31)      (2.52)      (3.08)    (3.48)
 Distributions From Net
  Realized Capital
  Gains.................        0.00        (101.18)     (61.73)    (123.15)     (22.34)   (52.58)
 Distributions in Excess
  of Net Realized
  Capital Gains.........        0.00          (0.38)      (0.22)       0.00        0.00      0.00
                          ----------     ----------  ----------  ----------  ----------  --------
 Total Distributions....        0.00        (104.89)     (67.26)    (125.67)     (25.42)   (56.06)
                          ----------     ----------  ----------  ----------  ----------  --------
Net Asset Value, End of
 Period.................  $   409.52     $   434.74  $   468.03  $   399.60  $   427.08  $ 374.62
                          ==========     ==========  ==========  ==========  ==========  ========
TOTAL RETURN (%)........        (5.8)(b)       15.7        34.1        23.5        21.1      38.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............        0.66 (a)       0.66        0.66        0.67        0.69      0.71
Ratio of Operating
 Expenses to Average Net
 Assets after expense
 reductions (%) (c).....        0.65 (a)        --          --          --          --        --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............        1.19 (a)       0.67        1.18        0.52        0.79      0.92
Portfolio Turnover Rate
 (%)....................         278 (a)        206         204         214         207       242
Net Assets, End of
 Period (000)...........  $1,825,626     $2,064,016  $1,895,748  $1,425,719  $1,142,660  $921,444

(a) Computed on an annualized basis.
(b) Periods less than one year are not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series' expenses.

                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGERS: CHRISTOPHER C. DAVIS AND KENNETH C. FEINBERG
DAVIS SELECTED ADVISERS, L.P.

[PHOTO]
[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Davis Venture Value Series returned 7.1% for the six-month period ending June 30, 2000 in the face of growing price volatility among large company stocks and the continued domination of growth style stocks. The Standard & Poor's 500 Index/25/ returned -0.4% and the Lipper Variable Product Growth Fund Average/10/ returned 3.3% for the same period. At the same time, the S&P/BARRA Large Cap Value Index returned -4.1%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: Over the past six months, volatility in stock prices among large companies has been growing. This is clear through dramatic shifts in market leadership as well as sharp changes in market capitalization among such widely recognized companies as Microsoft and Lucent Technologies. In recent months, investors have consistently chosen to punish the stock prices of companies that fail to achieve the quarterly earnings expectations of Wall Street analysts. This sense of nervousness, combined with several successive interest rate hikes by the Federal Reserve, has created a turbulent stock market that contrasts the un-shakable bull market of the past few years. However, instead of being a detri-ment to long-term investors, the current market offers exciting opportunities to those who are willing to brave market volatility and carefully consider the long-term prospects for different businesses.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: Our investment strategy remains consistent throughout any market environ-ment. Davis actively seeks out high quality, well-managed companies with strong potential for future earnings growth. Our investment team will identify a short-list of what we believe are great companies, and will patiently wait un-til the stock market presents us with opportunities to strategically build po-sitions at value prices. We will hold our positions for the long-term.

Davis has defined a list of critical characteristics that foster long-term suc-cess among businesses. This list includes: an outstanding executive management team with a measurable track record, an entrepreneurial culture, a strong re-turn on capital, a smart application of technology, a conservative financial position, and a strategic position for long-term success within any given in-dustry. We will not change our investment discipline in reaction to market vol-atility, momentum, or investor "fads", as we strongly believe in our method and our ability to build wealth over the long-term.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Our strong performance so far this year is attributable to careful stock se-lection and strategic allocation within our portfolio. Our portfolio has bene-fited from strong returns among several top holdings. Key positions in Hewlett-Packard (+41.1%) and Texas Instruments (+42.3%) posted outstanding returns dur-ing the past six months. This has been in spite of tremendous price volatility across companies of the technology sector. In addition, financial companies such as American International Group (+8.8%), Household International (+12.6%), Morgan Stanley Dean Witter (+17.3%), and Golden West Financial (+22.2%) have provided a solid boost to portfolio performance. It is interesting to note that these financial companies have achieved such returns in spite of today's higher interest rate environment. Finally, to our satisfaction, two "contrarian" posi-tions have rewarded us this year: American Home Products (+51.0%) and Tyco In-ternational (+21.4%). We added to both positions over the past twelve months, when their stock prices were depressed due to excessive investor concern over litigation and accounting practices, respectively.

We have also experienced several recent disappointments among our holdings. Of note, we experienced sharp declines in the stock prices of Bristol-Myers Squibb (-8.5%), Lexmark International (-25.7%) and Motorola (-38.1%). Among financial positions, Federal Home Loan Mortgage Company ("Freddie Mac") has also rendered negative performance year-to-date (-13.2%). Thankfully, none of these positions were among our top positions during the first and second quarter. In each case our long-term thesis for holding these positions has not changed. In fact, we have taken the opportunity presented by price weakness to add to several of the above holdings in recent weeks.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We believe that it will be increasingly difficult to achieve strong perfor-mance through stocks in the coming years. We are unlikely to continue to enjoy the big drivers of stock market returns, such as low inflation, falling inter-est rates, and dramatically rising corporate profits, that benefited the mar-ket in recent years. It is arguable that the Federal Reserve is finished rais-ing short-term interest rates and tightening credit in the economy. Recent comments by Chairman Greenspan indicate his confidence that the Fed has acted appropriately to slow the torrid pace of U.S. economic growth and achieve a "soft-landing". However, it is clear that the Fed Board of Governors remains vigilant for any signs of inflation, and is not immediately biased to ease rates. This dampens the potential for continued expansion of stock market val-uations, and resulting broad equity market performance as well.

Investors must also acknowledge that corporate earnings, as a percent of GDP, cannot continue to expand forever. The U.S. has benefited from a healthy eco-nomic environment over the past decade that has allowed for dramatic increases in company earnings. While the economy still supports further corporate profit growth, it is likely that the rate of earnings expansion will decline. We also note, with some concern, that many companies have distorted their earnings through aggressive accounting policies. Such actions have become commonplace as CEOs and CFOs strive to meet the high quarterly expectations of Wall Street. Therefore, investors today must pay careful attention to the quality of corporate earnings of every prospective investment.

We believe that the stock market may enter a wide trading range for the fore-seeable future. This scenario offers tremendous opportunities for investors who are willing to carefully select investments on the basis of sound funda-mentals, and have the courage and discipline to sell positions that have reached unjustifiable valuations. It is imperative that investors maintain a "generational" or long-term view when choosing investments, and maintain the patience necessary to see an investment thesis through a full-market cycle.

We will continue to apply the Davis investment discipline in the current mar-ket environment, just as we have been doing for the past thirty years. We will look to maintain strong positions in the highest quality companies with the brightest leaders. Furthermore, we will strategically take advantage of situa-tions when the stock market presents us with the opportunity to build a new position in a great company, or add to an existing one, at value prices.


                                    [GRAPH]

                 A $10,000 Investment compared to the S&P 500
                          since the Series' Inception

                         Davis Venture
                         Value Series           S&P 500

10/31/94                    $10,000             $10,000
6/30/95                     $11,848              11,745
6/30/96                     $14,478              14,806
6/30/97                     $20,092              19,923
6/30/98                     $24,928              25,942
6/30/99                     $29,827              31,842
6/30/00                     $32,522              34,200

Average Annual Returns

                       Davis Venture                      Lipper Variable
                       Value Series          S&P 500           Growth

6 Months                   7.1%               -0.4%              3.3%
1 Year                     9.0%                7.4%             20.8%
3 Years                   17.4%               19.7%             24.0%
5 Years                   22.4%               23.8%             23.8%
Since Inception           23.1%               24.2%               n/a

FUND FACTS

GOAL: Growth of capital.

START DATE: October 31, 1994

SIZE: $803 million as of June 30, 2000

MANAGERS: Christopher C. Davis has been the manager of the Series since February 1997. Previously, he co-managed the Series with Shelby M.C. Davis from October 1995 to February 1997. Kenneth C. Feinberg has co-managed the Series since April 1999. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998.
Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--92.7% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         BANKS AND SAVINGS & LOAN--10.2%
     859 Bank of America Corp....................................   $     36,937
 546,880 Citigroup, Inc..........................................     32,949,520
   1,000 First Union Corp........................................         24,813
 406,200 Golden West Financial Corp..............................     16,578,038
  33,400 State Street Corp.......................................      3,542,488
 127,300 U.S. Bancorp............................................      2,450,525
 676,600 Wells Fargo & Co........................................     26,218,250
                                                                    ------------
                                                                      81,800,571
                                                                    ------------

         BUILDING MATERIALS--6.4%
 142,700 Martin Marietta Materials, Inc..........................      5,770,431
 919,100 Masco Corp. ............................................     16,601,244
 613,400 Tyco International, Ltd. ...............................     29,059,825
                                                                    ------------
                                                                      51,431,500
                                                                    ------------

         BUSINESS SERVICES--0.1%
      33 ACNielson Corp.(b)......................................            726
     100 Dun & Bradstreet Corp...................................          2,863
      26 Gartner Group, Inc. Class B.............................            257
   7,700 WPP Group, Plc. (ADR)...................................        559,213
                                                                    ------------
                                                                         563,059
                                                                    ------------

         CHEMICALS--1.0%
     600 Dow Chemical Co.........................................         18,113
 187,800 Vulcan Materials Co. ...................................      8,016,713
                                                                    ------------
                                                                       8,034,826
                                                                    ------------

         COMMUNICATIONS--5.6%
 331,100 MediaOne Group, Inc.(b).................................     22,059,538
 206,100 Novell, Inc.(b).........................................      1,906,425
 310,900 Tellabs, Inc.(b)........................................     21,277,219
                                                                    ------------
                                                                      45,243,182
                                                                    ------------

         COMPUTERS & PERIPHERALS--13.7%
 236,100 BMC Software, Inc.(b)...................................      8,613,961
 327,600 Hewlett-Packard Co......................................     40,909,050
 127,400 Intel Corp. ............................................     17,031,788
 234,100 International Business Machines Corp. ..................     25,648,581
 244,500 Lexmark International Group, Inc.(b)....................     16,442,625
  37,400 SAP AG (ADR)............................................      1,755,463
                                                                    ------------
                                                                     110,401,468
                                                                    ------------

         CONSUMER PRODUCTS & SERVICES--1.6%
   3,200 Coca-Cola Co. ..........................................        183,800
     900 Fortune Brands, Inc.....................................         20,756
     900 Gallaher Group, Plc. (ADR)..............................         19,294
  10,200 General Electric Co.....................................        540,600
  67,100 Gillette Co.............................................      2,344,306
     800 Maytag Corp.............................................         29,500
 362,500 Philip Morris Companies, Inc............................      9,628,906
                                                                    ------------
                                                                      12,767,162
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DIVERSIFIED FINANCIAL SERVICES--12.3%
 842,400 American Express Co.....................................   $ 43,910,100
 137,000 Donaldson, Lufkin & Jenrette, Inc.......................      5,813,938
 140,900 Federal Home Loan Mortgage Corp. .......................      5,706,450
 712,000 Household International, Inc............................     29,592,500
 137,700 Providian Financial Corp. ..............................     12,393,000
  63,200 Sun Life Financial Services of Canada, Inc.(b)..........      1,066,500
                                                                    ------------
                                                                      98,482,488
                                                                    ------------

         ELECTRONICS--5.3%
 131,346 Agilent Technologies, Inc.(b)...........................      9,686,768
  86,400 Koninklijke Philips Electronics N.V. (ADR)..............      4,104,000
 122,933 Molex, Inc..............................................      5,916,151
 341,100 Texas Instruments, Inc..................................     23,429,306
                                                                    ------------
                                                                      43,136,225
                                                                    ------------

         ENERGY--1.3%
     400 Amerada Hess Corp. .....................................         24,700
   1,640 BP Amoco Plc (ADR)......................................         92,763
     200 Burlington Resources, Inc...............................          7,650
   2,000 Chevron Corp. ..........................................        169,625
 101,658 Devon Energy Corp.......................................      5,711,909
     500 El Paso Energy Corp. ...................................         25,469
   7,692 Exxon Mobil Corp........................................        603,822
  55,400 Schlumberger, Ltd.......................................      4,134,225
     100 Sempra Energy...........................................          1,700
                                                                    ------------
                                                                      10,771,863
                                                                    ------------

         HOTELS & RESTAURANTS--3.5% .............................
 169,600 Marriott International, Inc. ...........................      6,116,200
 656,200 McDonald's Corp.........................................     21,613,588
                                                                    ------------
                                                                      27,729,788
                                                                    ------------

         INDUSTRIAL PARTS & EQUIPMENT--0.8%
 157,800 Dover Corp..............................................      6,400,763
                                                                    ------------

         INVESTMENT FIRMS--2.7%
     800 J.P. Morgan & Co., Inc. ................................         88,100
 263,610 Morgan Stanley Dean Witter & Co.........................     21,945,532
                                                                    ------------
                                                                      22,033,632
                                                                    ------------

         PACKAGING--1.4%
 218,500 Sealed Air Corp.(b).....................................     11,443,937
                                                                    ------------

         PAPER PRODUCTS--0.0%
     894 International Paper Co..................................         26,652
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         PHARMACEUTICALS & HEALTH CARE--8.9%
 535,300 American Home Products Corp. ...........................   $ 31,448,875
 324,400 Bristol-Myers Squibb Co.................................     18,896,300
  63,000 Eli Lilly & Co. ........................................      6,292,125
     200 IMS Health, Inc.........................................          3,600
   1,500 Johnson & Johnson.......................................        152,812
  37,800 Merck & Co., Inc. ......................................      2,896,425
  10,200 Pfizer, Inc. ...........................................        489,600
  47,000 Pharmacia Corp..........................................      2,429,312
 136,700 Smithkline Beecham, Plc. (ADR)..........................      8,911,131
                                                                    ------------
                                                                      71,520,180
                                                                    ------------

         PROPERTY & CASUALTY INSURANCE--7.9%
 146,738 American International Group, Inc. .....................     17,241,715
     386 Berkshire Hathaway, Inc. Class B(b).....................     19,361,720
  68,700 Chubb Corp. ............................................      4,225,050
 114,700 Progressive Corp. ......................................      8,487,800
 135,350 Transatlantic Holdings, Inc. ...........................     11,335,562
 120,631 UnumProvident Corp. ....................................      2,420,159
                                                                    ------------
                                                                      63,072,006
                                                                    ------------

         PUBLISHING--1.1%
  31,800 Dow Jones & Company, Inc................................      2,329,350
  69,200 Gannett Company, Inc....................................      4,139,025
      20 R.H. Donnelley Corp. ...................................            387
  66,900 Tribune Co. ............................................      2,341,500
                                                                    ------------
                                                                       8,810,262
                                                                    ------------

         RAILROAD--0.1%
   7,400 Kansas City Southern Industries, Inc....................        656,287
                                                                    ------------

         REAL ESTATE INVESTMENT TRUSTS--0.6%
  14,200 Centerpoint Properties Trust............................        578,650
  21,500 Equity Residential Properties Trust.....................        989,000
  98,300 General Growth Properties, Inc. ........................      3,121,025
                                                                    ------------
                                                                       4,688,675
                                                                    ------------

         RETAIL--2.5%
 603,500 Costco Whosale Corp.(b).................................     19,915,500
                                                                    ------------

         SEMICONDUCTORS--0.4%
  39,400 Applied Materials, Inc.(b)..............................      3,570,625
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         TELECOMMUNICATIONS--5.3%
  44,800 AT & T Corp. ...........................................   $  1,416,800
  86,300 AT & T Corp. (Wireless Group)...........................      2,405,612
 121,004 Globalstar Telecommunications, Ltd.(b)..................      1,089,036
 235,200 Loral Space & Communications, Ltd.(b)...................      1,631,700
 300,900 Lucent Technologies, Inc................................     17,828,325
 494,100 Motorola, Inc...........................................     14,359,781
     600 SBC Communications, Inc.................................         25,950
  31,900 Sprint Corp.............................................      1,626,900
  43,300 WorldCom, Inc.(b).......................................      1,986,387
                                                                    ------------
                                                                      42,370,491
                                                                    ------------

         UTILITIES--ELECTRIC--0.0%
     300 Carolina Power & Light Co...............................          9,581
     300 Duke Energy Corp........................................         16,912
     200 Edison International....................................          4,100
     600 Southern Co. ...........................................         13,987
     200 Wisconsin Energy Corp. .................................          3,962
                                                                    ------------
                                                                          48,542
                                                                    ------------

         WASTE MANAGEMENT--0.0%
     390 Waste Management, Inc...................................          7,410
                                                                    ------------
         Total Common Stocks
          (Identified Cost $592,085,603).........................    744,927,094
                                                                    ------------

PREFERRED STOCKS--0.2%

  85,000 General Growth Properties, 7.25%........................      1,848,750
   2,000 Vornado Realty Trust, 6.50%.............................        103,625
                                                                    ------------
                                                                       1,952,375
                                                                    ------------
         Total Preferred Stocks
          (Identified Cost $2,205,592)...........................      1,952,375
                                                                    ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

SHORT TERM INVESTMENT--7.2%

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)

 $57,404,000 Repurchase Agreement with State Street Corp. dated
              6/30/2000 at 6.600% to be repurchased at
              $57,435,572 on 7/3/2000, collateralized by
              $49,015,000 Federal National Mortgage
              Association, 5.300% due 1/6/2004 with a value of
              $49,443,881 and $9,500,000 Federal Home Loan
              Bank, 7.000% due 8/28/2001 with a value of
              $9,690,000.......................................   $ 57,404,000
                                                                  ------------
             Total Short-Term Investment
              (Identified Cost $57,404,000)....................     57,404,000
                                                                  ------------
             Total Investments--100.1%
              (Identified Cost $651,695,195)(a)................    804,283,469
             Other assets less liabilities.....................     (1,026,942)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $803,256,527
                                                                  ============

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $651,695,195 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $188,300,544
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (35,712,270)
                                                                   ------------
   Net unrealized appreciation...................................  $152,588,274
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value..................................             $804,283,469
 Cash..................................................                    1,542
 Receivable for:
 Securities sold.......................................                  116,695
 Fund shares sold......................................                2,281,958
 Dividends and interest................................                  549,323
 Foreign taxes.........................................                    2,424
                                                                    ------------
  Total Assets.........................................              807,235,411

LIABILITIES
 Payable for:
 Fund shares redeemed..................................  $1,249,048
 Securities purchased..................................   2,151,171
 Withholding taxes.....................................       3,742
 Accrued expenses:
 Management fees.......................................     499,541
 Deferred trustees fees................................      20,141
 Other expenses........................................      55,241
                                                         ----------
  Total Liabilities....................................                3,978,884
                                                                    ------------
NET ASSETS.............................................             $803,256,527
                                                                    ============
 Net assets consist of:
 Capital paid in.......................................             $582,966,875
 Undistributed net investment income...................                1,815,056
 Accumulated net realized gains (losses)...............               65,886,322
 Unrealized appreciation (depreciation) on investments.              152,588,274
                                                                    ------------
NET ASSETS.............................................             $803,256,527
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($803,256,527 divided by 28,125,678 shares of
 beneficial interest)..................................             $      28.56
                                                                    ============
Identified cost of investments.........................             $651,695,195
                                                                    ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
 Dividends........................................               $ 3,076,860(a)
 Interest.........................................                 1,492,365
                                                                 -----------
                                                                   4,569,225

EXPENSES
 Management fees..................................  $ 2,758,798
 Trustees' fees and expenses......................       13,926
 Custodian........................................       50,596
 Audit and tax services...........................        8,971
 Legal............................................        9,051
 Printing.........................................       60,290
 Miscellaneous....................................        7,376
                                                    -----------
  Total expenses before reductions................    2,909,008
  Expense reductions..............................      (13,469)   2,895,539
                                                    -----------  -----------
NET INVESTMENT INCOME.............................                 1,673,686
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net.................................                67,978,380
 Unrealized appreciation (depreciation) on:
 Investments--net.................................  (20,768,219)
 Foreign currency transactions--net...............          (21) (20,768,240)
                                                    -----------  -----------
 Net gain (loss)..................................                47,210,140
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $48,883,826
                                                                 ===========

(a) Net of foreign taxes of $13,473

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  1,673,686  $  2,936,571
 Net realized gain (loss)..........................   67,978,380     4,915,990
 Unrealized appreciation (depreciation)............  (20,768,240)   78,394,684
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   48,883,826    86,247,245
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (2,768,802)
 Net realized gain.................................            0    (7,489,451)
 In excess of realized gain........................            0    (2,132,319)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0   (12,390,572)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  195,605,630   256,605,757
 Reinvestment of distributions.....................            0    12,390,572
 Cost of shares redeemed...........................  (96,832,244) (127,604,594)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   98,773,386   141,391,735
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  147,657,212   215,248,408

NET ASSETS
 Beginning of the period...........................  655,599,315   440,350,907
                                                    ------------  ------------
 End of the year................................... $803,256,527  $655,599,315
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $  1,815,056  $    141,370
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    7,019,331    10,192,408
 Issued in reinvestment of distributions...........            0       471,756
 Redeemed..........................................   (3,479,048)   (5,101,465)
                                                    ------------  ------------
 Net Change........................................    3,540,283     5,562,699
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS             YEAR ENDED DECEMBER 31,
                          ENDED JUNE   -----------------------------------------------
                           30, 2000      1999      1998      1997      1996     1995
                          ----------   --------  --------  --------  --------  -------
Net Asset Value,
 Beginning of Period....   $  26.67    $  23.15  $  20.80  $  16.09  $  13.10  $  9.62
                           --------    --------  --------  --------  --------  -------
Income From Investment
 Operations
 Net Investment Income..       0.06        0.12      0.16      0.18      0.13     0.10
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........       1.83        3.93      2.84      5.20      3.26     3.68
                           --------    --------  --------  --------  --------  -------
 Total From Investment
  Operations............       1.89        4.05      3.00      5.38      3.39     3.78
                           --------    --------  --------  --------  --------  -------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00       (0.12)    (0.16)    (0.14)    (0.13)   (0.10)
 Distributions From Net
  Realized Capital
  Gains.................       0.00       (0.32)    (0.49)    (0.53)    (0.27)   (0.20)
 Distributions in Excess
  of Net Realized
  Capital Gains.........       0.00       (0.09)     0.00      0.00      0.00     0.00
                           --------    --------  --------  --------  --------  -------
 Total Distributions....       0.00       (0.53)    (0.65)    (0.67)    (0.40)   (0.30)
                           --------    --------  --------  --------  --------  -------
Net Asset Value, End of
 Period.................   $  28.56    $  26.67  $  23.15  $  20.80  $  16.09  $ 13.10
                           ========    ========  ========  ========  ========  =======
TOTAL RETURN (%)........        7.1(b)     17.5      14.4      33.5      25.8     39.3
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.79(a)     0.81      0.83      0.90      0.90     0.90
Ratio of Operating
 Expenses to Average Net
 Assets after expense
 reductions (%) (c).....       0.79(a)      --        --        --        --       --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       0.45(a)     0.55      0.82      0.94      1.25     1.39
Portfolio Turnover Rate
 (%)....................         33(a)       22        25        17        18       20
Net Assets, End of
 Period (000)...........   $803,257    $655,599  $440,351  $280,448  $108,189  $35,045
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........        --          --        --       0.90      0.96     1.51

(a) Computed on an annualized basis.
(b) Not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

HARRIS OAKMARK MID CAP VALUE SERIES
PORTFOLIO MANAGERS: WILLIAM C. NYGREN, CFA; HENRY BERGHOEF, CFA; FLOYD J. BELLMAN, CFA
HARRIS ASSOCIATES L.P.

[PHOTO]
[PHOTO]

[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST TWO MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. Harris Associates assumed responsibility for managing the Harris Oakmark Mid Cap Value Series (formerly Goldman Sachs Midcap Value Series) on May 1, 2000. Therefore, a detailed performance track record is not yet available. Over this very short time period (5/1/00-6/30/00), the Series returned
-6.3% compared to the 0.2% return of the Russell Midcap Index/22/ return and a -2.1% return of the Russell Midcap Value Index/26/.

Including the performance prior to Harris Associates assuming management re-sponsibility, the Series returned-1.1% for the six months ended June 30, 2000. This compares to a 5.1% return of the Russell Midcap Index return and a-0.7% return of the Russell Midcap Value Index. The average return of all funds within the Lipper Variable Products Midcap Fund/14/ universe was 8.5%.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: The large market swings of the last several months arose from concerns over the anticipated direction of interest rates, inflation, corporate earnings, and rapid and unpredictable money flows.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: Volatility in both the market and individual stocks has allowed us to act opportunistically during the portfolio construction process. Overall, the port-folio consists of some very attrac-tively valued stocks with large upside potential and limited downside risk. A portfolio constructed in this fashion appears to be consistent with a market environment that continues to experience large day-to-day and month-to-month swings.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. While some of our stocks were up significantly during the period, a few stocks detracted from the portfolio's near-term performance due to their cycli-cal characteristics or disappointing, but short-term, fundamental developments.

An example of a stock falling into the former category was USG Corp. USG stock fell from $43.00 to $30.00 as construction spending slowed and earnings esti-mates fell from $8.00 to $7.00. We believe this earnings decline is a result of economic slowing and USG's annual earnings per share vacillation from $3.00 to $9.00 based on the economic cycle. At 10 times trough earnings and just 3 times peak earnings, we believe USG stock is very attractively priced.

Examples of stocks characterized by the latter category included Reynolds & Reynolds (REY) and Electronic Data Systems. During the quarter, REY sold its business forms division and plans to use the proceeds for its rapidly growing automotive information business as well as for share repurchases. REY also an-nounced a transaction with General Motors (GM) that will advance the company's lead as the dominant information technology provider to dealers. Both transac-tions sacrificed a small amount of near-term earnings in exchange for much more rapid earnings growth. Because the immediate result of those transactions is a higher P/E on next year's earnings, shareholders reacted negatively and the stock fell from $24.50 to $19.00. Our estimate of REY's value is higher than it was last quarter, and we believe the stock is now selling at a much greater discount to its true intrinsic value.

Electronic Data Systems (EDS), a leader in IT consulting and MIS outsourcing, announced that second quarter sales would grow more slowly than expected. EDS stock, which we purchased at $53.50, already down from $72.00 in April, fell further to $41.25. Based on our estimate for next year, EDS now sells at 14 times earnings, just over half of the S&P multiple.

From a broader perspective, value stocks as a group significantly underperformed growth stocks during the month of June. Hence, performance re-sults for the Series during the short two-month period suffered by comparison. The two month returns for the Russell 1000 Value and Russell Midcap Value indi-ces were-4.5% and-3.2% respectively while the S&P 500 Index was down only 0.74%.

The trend of growth stocks doing better than value stocks was also a primary factor in the underperformance of the Series prior to the change in managers. Over the six months ending June 30, 2000, the Russell Midcap Value Index re-turned-0.7%, while the Russell Midcap Growth Indexreturned+12.2%. With its value orientation, the Series returned-1.1%.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: The wide market swings we have experienced recently are likely to continue during the next six months. As previously discussed, owning a portfolio that, in our opinion, offers more opportunity and less downside risk is consistent with an uncertain market environment. Since our portfolio construction process emphasizes individual stock selection rather than the utilization of market and/or economic forecasting, we do not anticipate changes in our portfolio management style. The necessity to focus on both upside opportunities and downside risk--regardless of market environment--is an inherent component of our investment philosophy and process.
                                   [GRAPH]
     A $10,000 Investment Compared to the S&P 500 and Russell Midcap Index
                        Since the Series' Inception
              Goldman Sachs Midcap
              Value Series           Russell Midcap     S&P 500
4/30/93            $10,000              $10,000         $10,000
6/30/93            $10,497               10,434          10,303
6/30/94            $10,526               10,573          10,442
6/30/95            $13,718               13,045          13,163
6/30/96            $16,523               15,979          16,593
6/30/97            $19,459               19,648          22,328
6/30/98            $21,945               24,561          29,073
6/30/99            $22,498               27,333          35,685
6/30/00            $19,296               30,789          38,327
Average Annual Total Returns
                                                       Lipper Variable
                                    Russell              Midcap Fund
                   Midcap Value     Midcap     S&P 500     Average
6 Months              -1.1%           5.1%      -0.4%       8.5%
1 Year               -14.2%          12.6%       7.4%      35.8%
3 Years               -0.3%          16.2%      19.7%      29.7%
5 Years                7.1%          18.7%      23.8%      23.0%
Since Inception        9.6%          17.0%      20.6%

[GRAPHIC] FUND FACTS

GOAL: Long-term capital appreciation. START DATE: April 30, 1993 SIZE: $103 million as of June 30, 2000

MANAGERS: William C. Nygren, Henry Berghoef and Floyd Bellman have managed the Harris Oakmark Mid Cap Value Series since May 1, 2000.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(HARRIS OAKMARK MID CAP VALUE SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--91.8% OF TOTAL NET ASSETS

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            BIOTECHNOLOGY--2.5%
     53,500 Chiron Corp.(b).......................................   $ 2,541,250
                                                                     -----------

            BUILDING MATERIALS--7.3%
    248,900 USG Corp..............................................     7,560,338
                                                                     -----------

            ELECTRIC COMPANIES--0.2%
     12,000 Citizens Communications Co............................       207,000
                                                                     -----------

            FOODS--3.5%
    183,600 Ralston Purina Co.....................................     3,660,525
                                                                     -----------

            HOUSEHOLD FURNISHINGS & APPAREL--4.2%
    359,600 U.S. Industries, Inc..................................     4,360,150
                                                                     -----------

            HOUSEHOLD PRODUCTS--4.3%
    243,900 Energizer Holdings, Inc.(b)...........................     4,451,175
                                                                     -----------

            INSURANCE--PROPERTY/CASUALTY--8.2%
     86,300 MBIA, Inc. ...........................................     4,158,581
    119,200 PartnerRe, Ltd........................................     4,224,150
                                                                     -----------
                                                                       8,382,731
                                                                     -----------

            MANUFACTORING--DIVERSIFIED--4.7%
    230,200 Thermo Electron Corp..................................     4,848,588
                                                                     -----------

            OFFICE EQUIPMENT & SUPPLIES--7.5%
    425,600 The Reynolds & Reynolds Co............................     7,767,200
                                                                     -----------

            RESTAURANTS--4.2%
    154,600 Tricon Global Restaurants, Inc.(b)....................     4,367,450
                                                                     -----------

            RETAIL--SPECIALTY--8.2%
    583,800 Toys "R" Us, Inc.(b)..................................     8,501,588
                                                                     -----------

            SAVINGS & LOAN COMPANIES--14.8%
    529,700 Washington Mutual, Inc. ..............................    15,295,087
                                                                     -----------

            SERVICES--COMMERCIAL & CONSUMER--5.9%
     42,000 H&R Block, Inc. ......................................     1,359,750
    165,200 Dun & Bradstreet Corp.................................     4,728,850
                                                                     -----------
                                                                       6,088,600
                                                                     -----------

            SERVICES--COMPUTER SYSTEMS--3.6%
     88,300 Electronic Data Systems Corp..........................     3,642,375
                                                                     -----------

            SERVICES--DATA PROCESSING--9.4%
    224,200 Ceridian Corp.(b).....................................     5,394,812
     86,900 First Data Corp.......................................     4,312,412
                                                                     -----------
                                                                       9,707,224
                                                                     -----------

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            TEXTILES--APPAREL--3.3%
     95,700 Liz Claiborne, Inc..................................   $  3,373,425
                                                                   ------------
            Total Common Stocks
             (Identified Cost $100,407,383).....................     94,754,706
                                                                   ------------

SHORT-TERM INVESTMENTS--8.3%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

 $4,000,000 General Electric Capital Corp., 6.800%, 7/3/00......   $  4,000,000
  4,604,000 Repurchase Agreement with State Street Corp. dated
             6/30/2000 at 6.25% to be repurchased at $4,606,398
             on 7/3/2000, collateralized by $4,210,000 U.S.
             Treasury Bonds, 6.875% due 8/15/2025 with a value
             of $4,699,413......................................      4,604,000
                                                                   ------------
            Total Short-Term Investments
             (Identified Cost $8,604,000).......................      8,604,000
                                                                   ------------
            Total Investments--100.1%
             (Identified Cost $109,011,383)(a)..................    103,358,706
            Other assets less liabilities.......................      (145,137)
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $103,213,569
                                                                   ============

(a) Federal Tax Information:

 At June 30, 2000 the net unrealized depreciation on investments based on cost of $109,011,383 for federal income tax purposes was as follows:
 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................  $  4,361,727
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value................   (10,014,404)
                                                                   ------------
 Net unrealized depreciation.....................................  $ (5,652,677)
                                                                   ============

(b) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(HARRIS OAKMARK MID CAP VALUE SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value...................................           $103,358,706
 Cash...................................................                    724
 Receivable for:
 Fund shares sold.......................................                275,716
 Dividends and interest.................................                 38,964
 Foreign taxes..........................................                  1,691
                                                                   ------------
  Total Assets..........................................            103,675,801

LIABILITIES
 Payable for:
 Fund shares redeemed...................................  $338,226
 Accrued expenses:
 Management fees........................................    53,308
 Deferred trustees fees.................................    10,185
 Other expenses.........................................    60,513
                                                          --------
  Total Liabilities.....................................                462,232
                                                                   ------------
NET ASSETS..............................................           $103,213,569
                                                                   ============
 Net assets consist of:
 Capital paid in........................................           $118,463,485
 Undistributed net investment income....................                595,782
 Accumulated net realized gains (losses)................            (10,193,021)
 Unrealized appreciation (depreciation) on investments .             (5,652,677)
                                                                   ------------
NET ASSETS..............................................           $103,213,569
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($103,213,569 divided by 857,443 shares of beneficial
 interest)..............................................           $     120.37
                                                                   ============
Identified cost of investments..........................           $109,011,383
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
 Dividends...........................................            $   880,404(a)
 Interest............................................                187,842
                                                                 -----------
                                                                   1,068,246

EXPENSES
 Management fees.....................................  $391,563
 Trustees' fees and expenses.........................     6,581
 Custodian...........................................    24,273
 Audit and tax services..............................     5,671
 Legal...............................................     6,858
 Printing............................................    72,252
 Miscellaneous.......................................     1,511
                                                       --------
  Total expenses.....................................   508,709
  Less expenses assumed by the investment adviser....   (38,833)     469,876
                                                       --------  -----------
NET INVESTMENT INCOME................................                598,370
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net....................................             (2,096,236)
 Unrealized appreciation (depreciation) on:
 Investments--net....................................                 (9,316)
                                                                 -----------
 Net gain (loss).....................................             (2,105,552)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................            $(1,507,182)
                                                                 ===========

(a) Net of foreign taxes of $6,590.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(HARRIS OAKMARK MID CAP VALUE SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $    598,370  $  1,205,828
 Net realized gain (loss)..........................   (2,096,236)   (7,918,132)
 Unrealized appreciation (depreciation)............       (9,316)    6,689,577
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (1,507,182)      (22,727)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (1,205,828)
 In excess of net investment income................            0      (155,136)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0    (1,360,964)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   20,326,339    40,923,689
 Reinvestment of distributions.....................            0     1,360,964
 Cost of shares redeemed...........................  (24,885,496)  (44,618,082)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   (4,559,157)   (2,333,429)
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   (6,066,339)   (3,717,120)

NET ASSETS
 Beginning of the period...........................  109,279,908   112,997,028
                                                    ------------  ------------
 End of the period................................. $103,213,569  $109,279,908
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $    595,782  $     (2,588)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      167,690       322,118
 Issued in reinvestment of distributions...........            0        11,333
 Redeemed..........................................     (208,126)     (355,388)
                                                    ------------  ------------
 Net Change........................................      (40,436)      (21,937)
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS             YEAR ENDED DECEMBER 31,
                          ENDED JUNE    ----------------------------------------------
                           30, 2000       1999      1998      1997     1996     1995
                          ----------    --------  --------  --------  -------  -------
Net Asset Value,
 Beginning of Period....   $ 121.71     $ 122.85  $ 170.59  $ 157.88  $142.44  $112.77
                           --------     --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.70         1.36      1.09      0.00     0.11     0.42
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (2.04)       (0.97)   (11.41)    27.12    24.88    33.80
                           --------     --------  --------  --------  -------  -------
 Total From Investment
  Operations............      (1.34)        0.39    (10.32)    27.12    24.99    34.22
                           --------     --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00        (1.36)    (1.09)     0.00    (0.13)   (0.40)
 Distributions From Net
  Realized Capital
  Gains.................       0.00         0.00    (36.08)   (14.41)   (9.42)   (4.15)
 Distributions in Excess
  of Net Investment
  Income................       0.00        (0.17)     0.00      0.00     0.00     0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........       0.00         0.00     (0.25)     0.00     0.00     0.00
                           --------     --------  --------  --------  -------  -------
 Total Distributions....       0.00        (1.53)   (37.42)   (14.41)   (9.55)   (4.55)
                           --------     --------  --------  --------  -------  -------
Net Asset Value, End of
 Period.................   $ 120.37     $ 121.71  $ 122.85  $ 170.59  $157.88  $142.44
                           ========     ========  ========  ========  =======  =======
TOTAL RETURN (%)........       (1.1)(b)      0.3      (5.5)     17.4     17.6     30.4
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.90 (a)     0.88      0.88      0.85     0.85     0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       1.14 (a)     1.08      0.66     (0.16)    0.08     0.37
Portfolio Turnover Rate
 (%)....................        244 (a)      119       171        49       65       58
Net Assets, End of
 Period (000)...........   $103,214     $109,280  $112,997  $114,617  $82,667  $48,832
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.97 (a)       --      0.90      0.86     0.92     1.06

(a) Computed on an annualized basis.
(b) Not computed on an annualized basis.

                See accompanying notes to financial statements.

LOOMIS SAYLES SMALL CAP SERIES
LEAD PORTFOLIO MANAGERS (PICTURED): CHRIS R. ELY AND JOSEPH R. GATZ PORTFOLIO
MANAGERS: PHILIP C. FINE, DAVID L. SMITH AND DAN THELEN LOOMIS, SAYLES & COMPANY, L.P.

[PHOTO] [PHOTO]
[PHOTO]

[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Loomis Sayles Small Cap Series returned 7.9% during the six months end-ing June 30, 2000, compared to a 3.0% return of the Russell 2000 Index/23/ and a 6.9% return of the Lipper Variable Products Small Cap Fund Average/15/. The effectiveness of the Series' use of both growth and value styles was exhibited by the strong first quarter that was mainly powered by growth stocks with the emphasis on technology names. Towards the end of March and through May these growth stocks faltered sharply; however the value stocks in the portfolio held up relatively well and cushioned the blow. The net result was a very strong pe-riod where the Small Cap Series handily outperformed the Russell 2000 Index.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: For what is now a period of years, the market has seen volatility and rapid rotation among stocks of different types, including sector and style shifts. The last six months has been no exception. Last year's steep pre-Year 2000 spike in technology names seemed to melt down for a week in January, then just as quickly technology stocks rebounded to new highs before correcting sharply beginning in March. The most significant economic development of the period may be that after the six rate increases and some help from escalating energy pric-es, the Federal Reserve Bank appears to be achieving its goal of slowing the economy. Investors finally responded to the Fed's rate hikes, uncertainty about the direction of the economy, and concerns that a bursting Internet bubble would have a broader impact on the market. In the sec-ond quarter some traditional value plays showed strong performance, but not enough to offset the damage from the drop in technology stocks.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: In the value portion of the portfolio, we have taken a mod-estly more defensive posture in our stock selection, but have not changed our investment strategy or selection process. Our particular focus at this time is on identifying companies with a high degree of earnings predictability and vis-ibility. Specifically, our relative weighting in the technology sector has been marginally reduced, while consumer staples and financial services exposure has been increased.

In the growth portion of the portfolio, we have tried to avoid being whip-sawed by the daily market volatility. We did make some tactical adjustments to the portfolio. Our first step was to reduce our exposure to companies that rely on the Internet for their business; companies that for the most part had very high valuations and in our view represented the highest risk in the portfolio. On the other hand, we increased our exposure to growth companies outside of the technology sector to further diversify the portfolio.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Stock selection is generally the main driver of our investment performance. During the first six months of 2000, both the value and growth portfolios showed strong gains due to our stock picks. We decreased the number of holdings (but not the overall dollar value) in the value portfolio in order to increase the impact of our best stock ideas and weed out marginal companies. The vola-tility in technology and biotech stocks had a great impact during the period. However, significant weightings to technology among both growth and value names helped returns for the entire period. Given the sell-off in technology, the di-versified nature of the Small Cap Series allowed us to limit the damage when times were tough.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: We expect the recent volatility in the markets to continue at least until there is some kind of consensus on the results from the Fed's tightening regime. Following the big correction in the NASDAQ, stock valuations seem to be more reasonable and earnings continue to be strong. There remains a lot of interest in small cap stocks in the market, so we believe that absent a major economic event, the portfolio is well positioned for the near future.

                                  [GRAPH]
           A $10,000 Investment compared to the Russell 2000 Index
                      since the Series' Inception
              Loomis Sayles
              Small Cap Series     Russell 2000
5/2/94            $10,000            $10,000
6/30/94            $9,628              9,552
6/30/95           $10,749             11,473
6/30/96           $14,449             14,216
6/30/97           $18,304             16,539
6/30/98           $20,901             19,266
6/30/99           $20,753             19,554
6/30/00           $28,439             22,356
Average Annual Returns
                  Small Cap                        Lipper Variable Small
                   Series        Russell 2000      Company Fund Average
6 Months             7.9%           3.0%                   6.9%
1 Year              37.0%          14.3%                  34.6%
3 Years             15.8%          10.6%                  19.6%
5 Years             21.5%          14.3%                  20.1%
Since Inception     18.5%          13.9%

[GRAPHIC] FUND FACTS

GOAL: Long-term capital growth from investment in common stocks or their equivalents.

START DATE: May 2, 1994

SIZE: $451 million as of June 30, 2000

MANAGERS: Chris Ely, Joseph Gatz, Philip Fine, David Smith and Dan Thelen. They also manage the Loomis Sayles Small Cap Fund and the Maxim Series--Small Cap Fund. Mr. Ely, Mr. Fine, and Mr. Smith began co-managing the Series in April 1999. Mr. Ely has also managed the Loomis Sayles portion of the Nvest Star Small Cap Fund since December 1996. He also manages the Loomis Sayles Aggressive Fund and the Loomis Sayles Small Cap Growth Fund, series of the Loomis Sayles Funds, and the Loomis Sayles Small Company Growth Fund, a series of Loomis Sayles Investment Trust. Mr. Ely joined Loomis Sayles in 1996. Mr. Gatz began co-managing the Series in January 2000. He joined Loomis Sayles in 1999.


Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--96.5% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE/DEFENSE--0.8%
  22,400 Alliant Techsystems, Inc.(b)............................   $  1,510,600
  60,900 Newport News Shipbuilding, Inc. ........................      2,238,075
                                                                    ------------
                                                                       3,748,675
                                                                    ------------

         AUTO & RELATED--0.5%
  60,700 Oshkosh Truck Corp. ....................................      2,170,025
                                                                    ------------

         BANKS & THRIFTS--3.3%
  67,200 Astoria Financial Corp..................................      1,730,400
  36,800 City National Corp......................................      1,278,800
  97,800 Colonial BancGroup, Inc.................................        941,325
  31,895 Commerce Bancorp, Inc...................................      1,467,170
  70,412 Commercial Federal Corp.................................      1,095,787
  59,000 First Midwest Bancorp, Inc..............................      1,371,750
  61,390 Hudson United Bancorp...................................      1,377,438
  98,300 Silicon Valley Bancshares...............................      4,190,038
  39,100 Wilmington Trust Corp...................................      1,671,525
                                                                    ------------
                                                                      15,124,233
                                                                    ------------

         BEVERAGES--0.4%
  67,600 The Pepsi Bottling Group, Inc...........................      1,973,075
                                                                    ------------

         BROADCAST--T.V./RADIO/CABLE--2.9%
  37,800 Adelphia Communications Corp.(b)........................      1,771,875
  29,500 E.W. Scripps Co.........................................      1,452,875
  23,300 Harcourt General, Inc...................................      1,266,938
 143,400 Radio One, Inc.(b)......................................      3,522,263
 132,700 Regent Communications, Inc.(b)..........................      1,140,391
 122,100 Westwood One, Inc.(b)...................................      4,166,663
                                                                    ------------
                                                                      13,321,005
                                                                    ------------

         BUILDING & RETALED--0.3%
 100,800 D.R. Horton, Inc........................................      1,367,100
                                                                    ------------

         CHEMICALS--SPECIALTY--3.1%
  25,800 Cabot Microelectronics Corp.(b).........................      1,180,350
  67,900 CUNO, Inc.(b)...........................................      1,570,188
  44,900 Cytec Industries, Inc.(b)...............................      1,108,469
  13,300 Dexter Corp.............................................        638,400
  83,200 Ferro Corp..............................................      1,747,200
  51,100 Great Lakes Chemical Corp...............................      1,609,650
  67,900 Olin Corp...............................................      1,120,350
  21,500 OM Group, Inc...........................................        946,000
  82,300 IMC Global, Inc.........................................      1,069,900
  55,900 Spartech Corp.(b).......................................      1,509,300
  38,700 The Scotts Co.(b).......................................      1,412,550
                                                                    ------------
                                                                      13,912,357
                                                                    ------------

         COMMUNICATIONS EQUIPMENT--8.3%
  31,089 ADC Telecommunications, Inc.(b).........................      2,607,590
  74,300 Digital Lightwave, Inc.(b)..............................      7,467,150

                                                                   VALUE
 SHARES                                                          (NOTE 1A)

         COMMUNICATIONS EQUIPMENT--(CONTINUED)
  37,100 Ditech Communications Corp.(b)......................   $  3,508,269
  11,750 EXFO Electro-Optical Engineering, Inc.(b)...........        515,531
  38,800 Harris Corp.........................................      1,270,700
  17,400 Marvell Technology Group, Ltd.(b)...................        991,800
  33,400 Natural Microsystems Corp.(b).......................      3,755,413
  55,700 Polycom(R) Inc.(b)..................................      5,241,022
  44,900 Powerwave Technologies, Inc.(b).....................      1,975,600
  23,900 SDL, Inc.(b)........................................      6,815,981
   2,000 Stratos Lightwave, Inc.(b)..........................         55,750
  41,400 Tekelec(b)..........................................      1,994,963
  14,550 Zygo Corp.(b).......................................      1,321,322
                                                                ------------
                                                                  37,521,091
                                                                ------------

         COMPUTERS--HARDWARE--0.3%
  27,400 National Instruments Corp.(b).......................      1,195,325
                                                                ------------

         COMPUTERS--SOFTWARE/SERVICES--5.6%
  39,800 Allaire Corp.(b)....................................      1,462,650
  68,200 Complete Busines Solutions, Inc.(b).................      1,197,763
  55,900 Davox Corp.(b)......................................        723,206
  24,000 Great Plains Software, Inc.(b)......................        471,000
  67,000 Homestore.Com, Inc.(b)..............................      1,955,563
  29,800 Hyperion Solutions Corp.(b).........................        966,638
  43,400 iBasis, Inc.(b).....................................      1,868,913
  53,100 Macromedia, Inc.(b).................................      5,134,106
  69,000 Mercury Interactive Corp.(b)........................      6,675,750
  64,100 Progress Software Corp.(b)..........................      1,149,794
  54,900 Serena Software, Inc.(b)............................      2,492,803
  40,800 Sybase, Inc.(b).....................................        938,400
                                                                ------------
                                                                  25,036,586
                                                                ------------

         CONSUMER--JEWERLY/NOVELTIES/GIFTS--0.4%
  99,000 Fossil, Inc.(b).....................................      1,924,313
                                                                ------------

         ELECTRIC COMPANIES--0.9%
  57,500 Alliant Energy Corp.................................      1,495,000
  27,700 MDU Resources Group, Inc............................        599,013
  48,100 NSTAR...............................................      1,957,069
   4,100 Scana Corp..........................................         98,913
                                                                ------------
                                                                   4,149,995
                                                                ------------

         ELECTRICAL EQUIPMENT--4.7%
  53,100 American Superconductor Corp.(b)....................      2,562,075
  38,700 C&D Technologies, Inc...............................      2,186,550
  37,100 Capstone Turbine Corp.(b)...........................      1,671,819
  57,700 CommScope, Inc.(b)..................................      2,365,700
  47,500 PLX Technology, Inc.(b).............................      1,971,250
  16,940 Sanmina Corp........................................      1,448,370
  52,700 Sawtek Inc..........................................      3,033,544
  13,000 SCI Systems, Inc.(b)................................        509,438
  46,500 Sensormatic Electronics Corp.(b)....................        735,281

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ELECTRICAL EQUIPMENT--(CONTINUED)
  45,800 Varian Semiconductor Equipment, Inc. (b)................   $  2,876,813
  48,375 Vishay Intertechnology, Inc.(b).........................      1,835,227
                                                                    ------------
                                                                      21,196,067
                                                                    ------------

         ELECTRONICS--15.0%
  96,600 Actel Corp.(b)..........................................      4,407,375
  40,500 Advanced Energy Industries, Inc.(b).....................      2,386,969
 106,100 Alliance Semiconductor Corp.(b).........................      2,606,081
  21,650 Applied Micro Circuits Corp.(b).........................      2,137,937
  31,800 Beckman Coulter, Inc....................................      1,856,325
  24,500 C-COR.net Corp.(b)......................................        661,500
  42,300 C-Cube Microsystems, Inc.(b)............................        830,137
  69,200 Credence Systems Corp.(b)...............................      3,818,975
  37,200 Cree Research, Inc.(b)..................................      4,966,200
  39,400 CTS Corp. ..............................................      1,773,000
  44,400 Dallas Semiconductor Corp...............................      1,809,300
  24,800 DSP Group, Inc.(b)......................................      1,388,800
  22,400 DuPont Photomasks, Inc.(b)..............................      1,534,400
  36,600 EMCORE Corp.(b).........................................      4,392,000
  31,200 Integrated Device Technology, Inc.(b)...................      1,868,100
  92,900 Integrated Silicon Solution, Inc.(b)....................      3,530,200
  36,900 International Rectifier Corp.(b)........................      2,066,400
  58,500 Kent Electronics Corp.(b)...............................      1,744,031
  44,800 Kopin Corp.(b)..........................................      3,102,400
  22,950 Microchip Technology, Inc.(b)...........................      1,337,196
  41,100 Photon Dynamics, Inc.(b)................................      3,069,656
  55,300 PRI Automation, Inc.(b).................................      3,616,102
  21,200 REMEC, Inc.(b)..........................................        887,750
  34,000 Silicon Storage Technology, Inc.(b).....................      3,002,625
  24,900 Tektronix, Inc..........................................      1,842,600
  66,350 TranSwitch Corp.(b).....................................      5,121,391
  28,800 Varian Medical Systems, Inc.(b).........................      1,126,800
  15,300 Xircom, Inc.(b).........................................        726,750
                                                                    ------------
                                                                      67,611,000
                                                                    ------------

         FINANCIAL--CONSUMER/DIVERSIFIED--3.2%
  46,900 American Capital Strategies, Ltd........................      1,119,737
 235,800 AmeriCredit Corp.(b)....................................      4,008,600
  42,150 Digital Insight Corp.(b)................................      1,433,100
  78,400 GATX Corp...............................................      2,665,600
  65,500 Heller Financial, Inc...................................      1,342,750
 151,275 Metris Companies, Inc...................................      3,800,784
                                                                    ------------
                                                                      14,370,571
                                                                    ------------

         FOODS--1.3%
  95,100 Corn Products International, Inc. ......................      2,520,150
  43,200 International Multifoods Corp...........................        747,900
 118,700 Michael Foods, Inc. ....................................      2,908,150
                                                                    ------------
                                                                       6,176,200
                                                                    ------------

                                                                     VALUE
 SHARES                                                            (NOTE 1A)

         FREIGHT TRANSPORTATION--0.6%
  42,600 Atlas Air, Inc.(b)....................................   $  1,528,275
  38,300 USFreightways Corp. ..................................        940,744
                                                                  ------------
                                                                     2,469,019
                                                                  ------------

         HEALTH CARE--BIOTECHNOLOGY--4.4%
  18,600 Abgenix, Inc.(b)......................................      2,229,384
  35,600 Alkermes, Inc.(b).....................................      1,677,650
  49,150 Aurora Biosciences Corp.(b)...........................      3,351,416
  54,350 Exelixis, Inc.(b).....................................      1,813,931
  84,600 IDEXX Laboratories, Inc.(b)...........................      1,935,225
  33,600 Medicis Pharmaceutical Corp.(b).......................      1,915,200
  52,700 MedImmune, Inc.(b)....................................      3,899,800
  73,500 PathoGensis Corp.(b)..................................      1,911,000
  14,200 Trimeris, Inc.(b).....................................        993,112
                                                                  ------------
                                                                    19,726,718
                                                                  ------------

         HEALTH CARE--DRUGS--0.4%
  63,000 AmeriSource Health Corp.(b)...........................      1,953,000
                                                                  ------------

         HEALTH CARE--MEDICAL PRODUCT/SUPPLY--3.9%
  79,800 Acuson Corp.(b).......................................      1,077,300
  75,400 CONMED Corp.(b).......................................      1,950,975
  39,800 Dionex Corp.(b).......................................      1,064,650
 170,100 Endosonics Corp.(b)...................................        956,812
  32,000 Invitrogen Corp.(b)...................................      2,406,500
  20,200 MiniMed, Inc.(b)......................................      2,383,600
  58,000 Priority Healthcare Corp. Class B(b)..................      4,310,125
 123,700 Respironics, Inc.(b)..................................      2,226,600
 140,000 Steris Corp.(b).......................................      1,242,500
                                                                  ------------
                                                                    17,619,062
                                                                  ------------

         HEALTH CARE--SERVICES--1.1%
 113,200 Health Management Associates, Inc.(b).................      1,478,675
 143,200 Per-Se Technologies, Inc.(b)..........................      1,342,500
  91,500 Renal Care Group, Inc.(b).............................      2,237,461
                                                                  ------------
                                                                     5,058,636
                                                                  ------------

         HEALTH CARE--BIOTECHNOLOGY--1.0%
  49,300 Curagen Corp.(b)......................................      1,876,481
   8,600 Myriad Genetics, Inc.(b)..............................      1,273,472
                                                                  ------------
                                                                     3,149,953
                                                                  ------------

         INSURANCE--3.0%
  81,900 Annuity and Life Re Holdings, Ltd.(b).................      2,006,550
  48,200 Arthur J. Gallagher & Co. ............................      2,024,400
  33,700 CNA Surety Corp.......................................        402,294
  50,600 HSB Group, Inc. ......................................      1,574,925
 136,800 Old Republic International Corp.......................      2,257,200

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         INSURANCE--(CONTINUED)
  82,000 Protective Life Corp....................................   $  2,183,250
  42,600 Radian Group, Inc.......................................      2,204,550
  15,200 Trigon Healthcare, Inc.(b)..............................        783,750
                                                                    ------------
                                                                      13,436,919
                                                                    ------------

         INVESTMENT BANKING/BROKER/ MANAGEMENT--1.1%
  26,700 Affiliated Managers Group, Inc.(b)......................      1,214,850
  44,600 Federated Investors, Inc................................      1,563,787
  49,000 Investment Technology Group, Inc.(b)....................      2,085,562
                                                                    ------------
                                                                       4,864,199
                                                                    ------------

         LEISURE TIME--PRODUCTS--0.4%
  26,000 Harman International Industries, Inc....................      1,586,000
                                                                    ------------

         MACHINERY--0.9%
  38,100 Astec Industries, Inc.(b)...............................        966,787
  34,500 Kulicke & Soffa Industries, Inc.(b).....................      2,048,437
  84,300 Milacron, Inc...........................................      1,222,350
                                                                    ------------
                                                                       4,237,574
                                                                    ------------

         MANUFACTORING--DIVERSIFIED--1.2%
  41,400 Crane Co. ..............................................      1,006,537
  30,200 National Service Industries, Inc........................        588,900
  43,400 Pentair, Inc. ..........................................      1,540,700
  18,100 SPX Corp.(b)............................................      2,188,969
                                                                    ------------
                                                                       5,325,106
                                                                    ------------

         MANUFACTORING--SPECIALIZED--0.3%
  54,300 Diebold, Inc............................................      1,513,612
                                                                    ------------

         METALS & MINING--0.7%
  60,600 Harsco Corp. ...........................................      1,545,300
  47,400 Newmont Mining Corp. ...................................      1,025,025
  89,700 Worthington Industries, Inc. ...........................        941,850
                                                                    ------------
                                                                       3,512,175
                                                                    ------------

         NATURAL GAS--1.1%
  58,600 AGL Resources, Inc......................................        933,937
  23,600 New Jersey Resources Corp...............................        898,275
 105,444 Vectren Corp............................................      1,818,909
  46,300 Washington Gas Light Co.................................      1,114,094
                                                                    ------------
                                                                       4,765,215
                                                                    ------------

         OFFICE EQUIPMENT & SUPPLIES--0.5%
  34,300 Hon Industries, Inc.....................................        806,050
  29,300 National Computer Systems, Inc..........................      1,443,025
                                                                    ------------
                                                                       2,249,075
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         OIL & GAS--DRILLING & EQUIPMENT--4.9%
  45,300 Atwood Oceanics, Inc....................................   $  2,010,187
 138,000 Hanover Compressor Co.(b)...............................      5,244,000
 119,500 Marine Drilling Companies, Inc.(b)......................      3,346,000
  55,800 Maverick Tube Corp.(b)..................................      1,625,175
  46,500 Patterson Energy, Inc.(b)...............................      1,325,250
 129,200 Pride International, Inc.(b)............................      3,197,700
  60,900 Santa Fe International Corp.............................      2,127,694
  46,700 Tidewater, Inc. ........................................      1,681,200
  57,400 Veritas DGC, Inc.(b)....................................      1,492,400
                                                                    ------------
                                                                      22,049,606
                                                                    ------------

         OIL & GAS--EXPLORATION/PRODUCTION--0.3%
 136,200 Santa Fe Snyder Corp.(b)................................      1,549,275
                                                                    ------------

         PAPER/FOREST PRODUCTS--0.1%
  21,900 Chesapeake Corp.........................................        648,787
                                                                    ------------

         PUBLISHING--0.4%
  18,300 Houghton Mifflin Co.....................................        854,381
  34,300 John Wiley & Sons, Inc. ................................        771,750
                                                                    ------------
                                                                       1,626,131
                                                                    ------------

         REAL ESTATE INVESTMENT TRUST--3.6%
  50,600 AvalonBay Communities, Inc..............................      2,112,550
  91,200 Liberty Property Trust..................................      2,365,500
 135,885 MeriStar Hospitality Corp...............................      2,853,585
  74,100 Pacific Gulf Properties, Inc. ..........................      1,857,131
  66,400 Pinnacle Holdings, Inc.(b)..............................      3,585,600
  35,500 Prentiss Properties Trust...............................        852,000
 103,500 Reckson Associates Realty Corp..........................      2,458,125
                                                                    ------------
                                                                      16,084,491
                                                                    ------------

         RESTAURANTS--0.8%
  69,600 Ruby Tuesday, Inc.......................................        874,350
 148,700 Wendy's International, Inc. ............................      2,648,719
                                                                    ------------
                                                                       3,523,069
                                                                    ------------

         RETAIL--DRUG STORES--0.5%
  68,600 Sonic Corp.(b)..........................................      2,015,125
                                                                    ------------

         RETAIL--GENERAL MERCHANDISE--0.4%
  94,200 Family Dollar Stores, Inc...............................      1,842,787
                                                                    ------------

         RETAIL--SPECIALTY--2.0%
  23,000 Black Box Corp.(b)......................................      1,820,953
 137,500 Charming Shoppes, Inc.(b)...............................        700,391
  46,300 The Men's Wearhouse, Inc.(b)............................      1,033,069
 111,700 Pier 1 Imports, Inc.....................................      1,089,075
  82,300 Talbots, Inc. ..........................................      4,521,356
                                                                    ------------
                                                                       9,164,844
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         SERVICES--8.9%
  68,100 ACNielson Corp.(b)......................................   $  1,498,200
  59,100 ADVO, Inc.(b)...........................................      2,482,200
 140,300 Burns International Services Corp.(b)...................      1,753,750
  45,800 ChoicePoint, Inc.(b)....................................      2,038,100
  39,800 Corporate Executive Board Co.(b)........................      2,383,025
 144,650 Devry, Inc.(b)..........................................      3,824,184
  23,800 Diamond Technology Partners, Inc.(b)....................      2,094,400
  77,000 Forrester Research, Inc.(b).............................      5,606,562
  77,500 Harte-Hanks, Inc........................................      1,937,500
  12,000 Information Resources, Inc.(b)..........................         47,250
  84,900 Macrovision Corp.(b)....................................      5,426,967
  47,400 Manpower, Inc.(b).......................................      1,516,800
  17,400 NetRatings, Inc.(b).....................................        445,875
  24,350 Plexus Corp.(b).........................................      2,751,550
 148,100 R.H. Donnelley Corp. ...................................      2,869,437
  57,700 United Stationers, Inc..................................      1,868,037
  58,900 Viad Corp...............................................      1,605,025
                                                                    ------------
                                                                      40,148,862
                                                                    ------------

         SERVICES--COMPUTER/DATA PROCESSING--0.4%
  58,800 SunGard Data Systems, Inc.(b)...........................      1,822,800
                                                                    ------------

         SERVICES--FACILITIES/ENVIRONMENT--0.6%
  42,500 American States Water Co................................      1,264,375
  70,775 Tetra Tech, Inc.(b).....................................      1,618,978
                                                                    ------------
                                                                       2,883,353
                                                                    ------------

         SPECIAL PRINTING--0.1%
  22,200 Deluxe Corp.............................................        523,087
                                                                    ------------

         TELEPHONE--1.0%
 209,250 ITC DeltaCom, Inc.(b)...................................      4,668,891
                                                                    ------------

         TEXTILES/APPAREL--0.7%
  51,500 Liz Claiborne, Inc......................................      1,815,375
  62,000 Russell Corp............................................      1,240,000
                                                                    ------------
                                                                       3,055,375
                                                                    ------------

         WASTE MANAGEMENT--0.2%
  57,900 Republic Sevices, Inc.(b)...............................        926,400
                                                                    ------------
         Total Common Stocks (Identified Cost $361,267,317)......    434,796,764
                                                                    ------------

Short-Term Investments--4.4%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
 $19,973,679 Associates Corp. of North America, 6.800%, 7/3/00..   $ 19,973,679
                                                                   ------------
             Total Short-Term Investment
              (Identified Cost $19,973,679).....................     19,973,679
                                                                   ------------
             Total Investments--100.9%
              (Identified Cost $381,240,996)(a).................    454,770,443
             Other assets less liabilities......................    (3,961,856)
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $450,808,587
                                                                   ============

(a) Federal Tax Information:
    At June 30, 2000 the net unrealized appreciation on investments based on cost of $381,240,996 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost................  $ 88,849,619
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value................   (15,320,172)
                                                                   ------------
Net unrealized appreciation......................................  $ 73,529,447
                                                                   ============


(b) Non-income producing security.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value.................................              $454,770,443
 Receivable for:
 Securities sold......................................                 6,685,575
 Fund shares sold.....................................                 1,313,155
 Dividends and interest...............................                   217,725
                                                                    ------------
  Total Assets........................................               462,986,898

LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $   461,477
 Securities purchased.................................   11,327,568
 Accrued expenses:
 Management fees......................................      325,275
 Deferred trustees fees...............................       15,342
 Other expenses.......................................       48,649
                                                        -----------
  Total Liabilities...................................                12,178,311
                                                                    ------------
NET ASSETS............................................              $450,808,587
                                                                    ============
 Net assets consist of:
 Capital paid in......................................              $342,667,202
 Undistributed net investment income..................                    48,741
 Accumulated net realized gains (losses)..............                34,563,197
 Unrealized appreciation (depreciation) on
  investments.........................................                73,529,447
                                                                    ------------
NET ASSETS............................................              $450,808,587
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($450,808,587 divided by 2,070,753 shares of
 beneficial interest).................................              $     217.70
                                                                    ============
Identified cost of investments........................              $381,240,996
                                                                    ============

Statement of Operations
Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT
 INCOME
 Dividends............................................              $ 1,210,238
 Interest.............................................                  737,206
                                                                    -----------
                                                                      1,947,444
EXPENSES
 Management
  fees................................................  $1,805,494
 Trustees' fees
  and expenses........................................      10,203
 Custodian............................................      68,875
 Audit and tax
  services............................................       5,671
 Legal................................................       5,248
 Printing.............................................      40,021
 Miscellaneous........................................       3,772
                                                        ----------
 Total
  expenses
  before
  reductions..........................................   1,939,284
 Expense
  reductions..........................................     (37,052)   1,902,232
                                                        ----------  -----------
NET INVESTMENT
 INCOME...............................................                   45,212
                                                                    -----------
REALIZED AND
 UNREALIZED
 GAIN (LOSS)
 Realized gain
  (loss) on:
 Investments--
  net.................................................               33,364,297
 Unrealized
  appreciation
  (depreciation) on:
 Investments--
  net.................................................               (9,794,056)
                                                                    -----------
Net gain
 (loss)...............................................               23,570,241
                                                                    -----------
NET INCREASE
 (DECREASE) IN
 NET ASSETS
 FROM
 OPERATIONS...........................................              $23,615,453
                                                                    ===========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $     45,212  $    811,766
 Net realized gain (loss)..........................   33,364,297     8,092,335
 Unrealized appreciation (depreciation)............   (9,794,056)   66,235,876
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   23,615,453    75,139,977
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0      (839,651)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0      (839,651)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  167,404,794    93,092,709
 Reinvestment of distributions.....................            0       839,651
 Cost of shares redeemed...........................  (62,529,588)  (84,504,213)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  104,875,206     9,428,147
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  128,490,659    83,728,473

NET ASSETS
 Beginning of the period...........................  322,317,928   238,589,455
                                                    ------------  ------------
 End of the period................................. $450,808,587  $322,317,928
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $     48,741  $      3,529
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      759,559       599,062
 Issued in reinvestment of distributions...........            0         4,296
 Redeemed..........................................     (286,599)     (559,646)
                                                    ------------  ------------
 Net Change........................................      472,960        43,712
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS            YEAR ENDED DECEMBER 31,
                          ENDED JUNE   ----------------------------------------------
                           30, 2000      1999      1998      1997     1996     1995
                          ----------   --------  --------  --------  -------  -------
Net Asset Value,
 Beginning of Period....   $ 201.73    $ 153.52  $ 158.92  $ 144.29  $118.80  $ 96.61
                           --------    --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.02        0.51      1.24      1.22     1.05     0.85
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      15.95       48.23     (4.01)    34.11    35.03    26.93
                           --------    --------  --------  --------  -------  -------
 Total From Investment
  Operations............      15.97       48.74     (2.77)    35.33    36.08    27.78
                           --------    --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00       (0.53)    (1.24)    (1.21)   (1.03)   (0.78)
 Distributions From Net
  Realized Capital
  Gains.................       0.00        0.00     (1.32)   (19.49)   (9.56)   (4.81)
 Distributions in Excess
  of Net Realized
  Capital Gains.........       0.00        0.00     (0.07)     0.00     0.00     0.00
                           --------    --------  --------  --------  -------  -------
 Total Distributions....       0.00       (0.53)    (2.63)   (20.70)  (10.59)   (5.59)
                           --------    --------  --------  --------  -------  -------
Net Asset Value, End of
 Period.................   $ 217.70    $ 201.73  $ 153.52  $ 158.92  $144.29  $118.80
                           ========    ========  ========  ========  =======  =======
TOTAL RETURN (%)........        7.9(b)     31.8      (1.7)     24.9     30.7     28.9
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.97(a)     1.00      1.00      1.00     1.00     1.00
Ratio of Operating
 Expenses to Average Net
 Assets after expense
 reductions(%)(c).......       0.95(a)       --        --        --       --       --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       0.02(a)     0.34      0.88      0.97     1.15     1.26
Portfolio Turnover Rate
 (%)....................        166(a)      146       111        87       62       98
Net Assets, End of
 Period (000)...........   $450,809    $322,318  $238,589  $200,105  $89,194  $27,741
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........       0.97(a)     1.10      1.10      1.14     1.29     1.91

(a)  Computed on an annualized basis.
(b)  Not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

MFS INVESTORS SERIES
PORTFOLIO MANAGERS: JOHN D. LAUPHEIMER AND MITCHELL D. DYNAN
MASSACHUSETTS FINANCIAL SERVICES COMPANY

[PHOTO] [PHOTO]

Q. HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. The MFS Investors Series returned 0.6% for the six months ending June 30, 2000 compared to a return of -0.4% for the Standard & Poor's 500 Index/25/. The Lipper Variable Products Growth and Income Fund Average/11/ returned -1.1% over the same time period.

Q. GIVEN THE CURRENT INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR? WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS?

A. In the recently volatile market environment, our standard practice of keep-ing a close eye on valuations in this portfolio resulted in our being underweighted in technology stocks relative to the S&P 500. We believe this has been a big advantage for us. At the same time, we're not simply value in-vestors; we also try to seek out growth at the right price. Our broad-based stock selection expresses this philosophy and proved to be a significant con-tributor to performance. Our well-diversified portfolio of holdings such as Hartford Financial Services, State Street Corp., Pharmacia, Pfizer, Safeway, and BP Amoco are all great examples of stocks that we believe offer favorable growth opportunities at reasonable valuations and that have provided excep-tional performance.

Early in the year, when most investors were shunning the sector, we were buy-ing pharmaceutical stocks. Many of these holdings have been rewarded recently and there were several reasons why we were bullish on these stocks. First, we believe many of the issues surrounding the industry's decline in 1999 have subsided, including the threat of onerous government pricing regulation and Medicare reform. Second, many drug stocks maintained strong growth rates in 1999 and 2000 but were hurt last year by concerns about fading product pipe-lines. Today, we see plenty of new products in the pipeline, and with quicker FDA approval rates, there is always the possibility that a new blockbuster drug could be right around the corner. Finally, we feel health care and phar-maceutical stocks historically have held up well in a weakening economy. If the Federal Reserve Board's rate hikes succeed in slowing the economy, we be-lieve traditionally stable and steady growers, such as health care stocks, could outperform the overall market.

While we have recently decreased the portfolio's exposure to technology, we think there are a lot of opportunities and potential for large profits in the sector. We believe some of the fastest growing and most innovative companies in the world are the ones that create new technologies. However, we also be-lieve you can't ignore earnings and valuations. If stock prices get too far ahead of earnings growth, which we felt they did in the first quarter of 2000, the stocks have to tread water until the companies' growth can catch up. Ac-cording to our research, very few industries can grow 30% a year over the long-term, but last year many tech stocks were up well over 100%, and we felt that was just too far too fast. With that in mind, although the portfolio has remained underweighted in technology versus the S&P 500, it is still the larg-est sector weighting in the portfolio because we continue to see great oppor-tunities for long-term growth.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. While the holdings and sector weightings of the portfolio will constantly shift depending on where we find opportunities, it's important to emphasize that our overall strategy remains the same. We continue to try to balance the portfolio by taking advantage of what we think are the best growth and value stocks to own at the right time. When growth stocks are in favor, our objec-tive is to keep pace with the market; in a value environment, our goal is to outperform the market.

                                 [GRAPH]
                  A $10,000 Investment compared to the
                  S&P 500 Since the Series' Inception
              MFS Investors Series     S&P 500
4/30/99            $10,000             $10,000
6/30/99            $10,230              10,303
6/30/00            $10,343              11,066
Average Annual Total Return
                   MFS Investors Series     S&P 500
6 Months                   0.6%              -0.4%
1 Year                     1.1%               7.4%
Since Inception            2.9%               9.1%

[GRAPHIC] FUND FACTS

GOAL: Reasonable current income and long-term growth of capital and income.

START DATE: April 30, 1999

SIZE: $13 million as of June 30, 2000

MANAGERS: John Laupheimer and Mitchell Dynan have managed the Series since its inception.

Performance numbers are net of all Series expenses but do not include any in-surance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--96.4% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         AEROSPACE & DEFENSE--3.3%
   2,640 Boeing Co. ..............................................   $   110,385
   1,000 General Dynamics Corp. ..................................        52,250
     750 TRW, Inc. ...............................................        32,531
   4,080 United Technologies Corp. ...............................       240,210
                                                                     -----------
                                                                         435,376
                                                                     -----------

         AUTOMOTIVE--0.2%
   1,720 Delphi Automotive Systems Corp.(b).......................        25,048
      60 Federal-Mogul Corp. .....................................           574
                                                                     -----------
                                                                          25,622
                                                                     -----------

         BANKS & CREDIT COMPANIES--2.2%
     470 Bank of New York Co. ....................................        21,855
     660 Capital One Financial Corp. .............................        29,453
     400 Chase Manhattan Corp. ...................................        18,425
      30 Comerica, Inc. ..........................................         1,346
   2,230 HSBC Holdings, Plc. (GBP)................................        25,492
     280 Providian Financial Corp. ...............................        25,200
   4,070 U.S. Bancorp.............................................        78,348
   2,470 Wells Fargo & Co. .......................................        95,713
                                                                     -----------
                                                                         295,832
                                                                     -----------

         BIOTECHNOLOGY--0.1%
     120 PE Corp.-PE Biosystems Group.............................         7,905
                                                                     -----------

         BUSINESS MACHINES--6.4%
   1,580 Compaq Computer Corp. ...................................        40,389
   2,280 Dell Computer Corp.(b)...................................       112,433
   2,510 Hewlett Packard Co. .....................................       313,436
     560 International Business Machines Corp. ...................        61,355
   5,156 Motorola, Inc. ..........................................       149,846
   1,950 Sun Microsystems, Inc.(b)................................       177,328
                                                                     -----------
                                                                         854,787
                                                                     -----------

         BUSINESS SERVICES--1.9%
   1,320 Computer Sciences Corp.(b)...............................        98,588
     270 DST Systems, Inc.(b).....................................        20,554
   2,630 First Data Corp. ........................................       130,514
                                                                     -----------
                                                                         249,656
                                                                     -----------

         CHEMICALS--1.3%
   1,880 Air Products & Chemicals, Inc. ..........................        57,928
     890 Akzo Nobel N.V. (EUR)....................................        37,811
     150 Dow Chemical Co..........................................         4,528
     290 E.I. Du Pont de Nemours .................................        12,688
   1,910 Rohm & Haas Co. .........................................        65,895
                                                                     -----------
                                                                         178,850
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         COMMUNICATIONS SERVICES--6.9%
   2,060 ALLTEL Corp. ............................................   $   127,591
   3,800 Bell Atlantic Corp. .....................................       193,088
     750 BellSouth Corp. .........................................        31,969
   1,260 Broadwing, Inc. .........................................        32,681
     850 Koninklijke KPN NV (EUR).................................        38,019
     440 Qwest Communications International, Inc.(b)..............        21,863
   2,703 SBC Communications, Inc. ................................       116,905
   3,120 Sprint Corp. ............................................       171,445
  12,974 Vodafone AirTouch, Plc. (GBP)............................        52,415
   2,825 WorldCom, Inc.(b)........................................       129,597
                                                                     -----------
                                                                         915,573
                                                                     -----------

         COMPUTER SOFTWARE--PC--2.5%
   4,130 Microsoft Corp.(b).......................................       330,400
                                                                     -----------

         COMPUTER SOFTWARE--SYSTEMS--2.6%
     500 BMC Software, Inc.(b)....................................        18,242
   1,160 Computer Associates International, Inc. .................        59,378
     960 EMC Corp.(b).............................................        73,860
   1,510 Oracle Corp.(b)..........................................       126,934
     470 Rational Software Corp.(b)...............................        43,681
     270 Veritas Software Corp.(b)................................        30,514
                                                                     -----------
                                                                         352,609
                                                                     -----------

         CONGLOMERATES--1.1%
   3,030 Tyco International, Ltd. ................................       143,546
                                                                     -----------

         CONSUMER GOODS & SERVICES--1.0%
     440 Clorox Co. ..............................................        19,718
   1,490 Colgate-Palmolive Co. ...................................        89,214
     360 Gillette Co. ............................................        12,578
     100 Procter & Gamble Co. ....................................         5,725
                                                                     -----------
                                                                         127,235
                                                                     -----------

         ELECTRICAL EQUIPMENT--4.9%
   1,250 Emerson Electric Co. ....................................        75,469
   9,450 General Electric Co. ....................................       500,850
   1,070 National Semiconductor Corp.(b)..........................        60,722
     730 W.W. Grainger, Inc. .....................................        22,493
                                                                     -----------
                                                                         659,534
                                                                     -----------

         ELECTRONICS--4.6%
     123 Agilent Technologies, Inc.(b)............................         9,071
     310 Analog Devices, Inc.(b)..................................        23,560
   3,730 Intel Corp. .............................................       498,654
     260 LSI Logic Corp.(b).......................................        14,072
     310 Micron Technology, Inc.(b)...............................        27,299
     680 Solectron Corp.(b).......................................        28,475
     140 Texas Instruments Inc. ..................................         9,616
                                                                     -----------
                                                                         610,747
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         ENTERTAINMENT--1.6%
     140 Comcast Corp. ...........................................   $     5,670
   2,090 Time Warner, Inc. .......................................       158,840
     770 Viacom, Inc.(b) Class B..................................        52,504
                                                                     -----------
                                                                         217,014
                                                                     -----------

         FINANCIAL INSTITUTIONS--4.7%
   1,970 American Express Co. ....................................       102,686
   1,690 Citigroup, Inc. .........................................       101,822
   3,760 Federal Home Loan Mortgage Corp. ........................       152,280
   1,300 Federal National Mortgage Association....................        67,844
     120 Merrill Lynch & Company, Inc. ...........................        13,800
   1,770 State Street Corp. ......................................       187,731
                                                                     -----------
                                                                         626,163
                                                                     -----------

         FOOD & BEVERAGES--2.4%
   1,450 Anheuser-Busch Companies, Inc. ..........................       108,297
   1,600 Coca-Cola Co. ...........................................        91,900
     500 PepsiCo, Inc. ...........................................        22,219
   1,370 Quaker Oats Co. .........................................       102,921
                                                                     -----------
                                                                         325,337
                                                                     -----------

         INSURANCE--4.7%
   1,270 American International Group, Inc. ......................       149,225
   2,690 Axa Financial, Inc. .....................................        91,460
     700 CIGNA Corp. .............................................        65,450
   3,585 Hartford Financial Services Group........................       200,536
     500 ING Groep NV (EUR).......................................        33,796
     400 Lincoln National Corp., Inc. ............................        14,450
     390 Marsh & Mclennan Companies, Inc. ........................        40,731
     720 St. Paul Companies, Inc. ................................        24,570
                                                                     -----------
                                                                         620,218
                                                                     -----------

         INTERNET SERVICES--0.1%
     270 America Online, Inc.(b)..................................        14,242
                                                                     -----------

         MACHINERY--1.4%
   3,590 Deere & Co. .............................................       132,830
   1,330 Ingersoll-Rand Co. ......................................        53,532
                                                                     -----------
                                                                         186,362
                                                                     -----------

         MEDICAL & HEALTH PRODUCTS--10.1%
     890 Abbott Laboratories......................................        39,661
   1,440 American Home Products Corp. ............................        84,600
     990 AstraZeneca PLC (GBP)....................................        46,212
     840 Bausch & Lomb, Inc. .....................................        64,995
   4,270 Bristol-Myers Squibb Co. ................................       248,727
     220 Johnson & Johnson........................................        22,412
   9,838 Pfizer, Inc. ............................................       472,200

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         MEDICAL & HEALTH PRODUCTS--(CONTINUED)
   6,217 Pharmacia Corp. .........................................   $   321,341
   1,000 Schering-Plough Corp. ...................................        50,500
                                                                     -----------
                                                                       1,350,648
                                                                     -----------

         MEDICAL & HEALTH TECHNOLOGY & SERVICES--1.3%
   2,490 Medtronic, Inc. .........................................       124,033
     520 UnitedHealth Group, Inc. ................................        44,590
                                                                     -----------
                                                                         168,623
                                                                     -----------

         OILS--9.1%
   2,530 Baker Hughes, Inc. ......................................        80,960
   6,287 BP Amoco, Plc. (ADR).....................................       355,608
     500 Chevron Corp. ...........................................        42,406
   2,450 Coastal Corp. ...........................................       149,144
   4,850 Conoco, Inc. Class B.....................................       119,128
   3,966 Exxon Mobil Corp. .......................................       311,331
   2,470 Royal Dutch Petroleum (EUR)..............................       153,513
      20 USX-Marathon Group.......................................           501
                                                                     -----------
                                                                       1,212,591
                                                                     -----------

         PRINTING & PUBLISHING--2.8%
   1,750 Gannett Company, Inc. ...................................       104,672
   1,350 Infinity Broadcasting Corp.(b)...........................        49,191
   2,430 New York Times Co. ......................................        95,985
     500 Reuters Group, Plc. (ADR)................................        49,969
   2,090 Tribune Co. .............................................        73,150
                                                                     -----------
                                                                         372,967
                                                                     -----------

         SPECIAL PRODUCTS & SERVICES--2.0%
   2,980 Automatic Data Processing, Inc. .........................       159,616
     375 Cintas Corp. ............................................        13,758
     720 Global Marine, Inc.(b)...................................        20,295
   1,070 McDonalds Corp. .........................................        35,243
     800 Transocean Sedco Forex, Inc. ............................        42,750
                                                                     -----------
                                                                         271,662
                                                                     -----------

         STORES--2.9%
   4,210 CVS Corp. ...............................................       168,400
   3,670 Wal-Mart Stores, Inc. ...................................       211,484
                                                                     -----------
                                                                         379,884
                                                                     -----------

         SUPERMARKETS--2.8%
   3,060 Kroger Co.(b)............................................        67,511
   6,920 Safeway, Inc.(b).........................................       312,265
                                                                     -----------
                                                                         379,776
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         TELECOMMUNICATIONS--9.1%
   1,930 Cabletron Systems, Inc.(b)...............................   $    48,732
   4,620 Cisco Systems, Inc.(b)...................................       293,659
   1,190 Corning, Inc. ...........................................       321,151
   1,950 Global Crossing Ltd.(b)..................................        51,309
     825 Nippon Telephone & Telegraph Corp. (ADR).................        56,409
   1,070 Nokia Corp.(ADR).........................................        53,433
   4,390 Nortel Networks Corp. ...................................       299,617
   1,310 Tellabs, Inc.(b).........................................        89,653
                                                                     -----------
                                                                       1,213,963
                                                                     -----------

         TOBACCO--0.2%
     810 Philip Morris Companies, Inc. ...........................        21,516
                                                                     -----------

         TRANSPORTATION--0.2%
   1,039 Canadian National Railway Co. ...........................        30,326
                                                                     -----------

         UTILITIES--ELECTRIC--1.3%
   2,300 PECO Energy Co. .........................................        92,719
   2,020 TXU Corp. ...............................................        59,590
     480 Unicom Corp. ............................................        18,570
                                                                     -----------
                                                                         170,879
                                                                     -----------

         UTILITIES--GAS--0.7%
     520 Enron Corp. .............................................        33,540
   1,490 Williams Companies, Inc. ................................        62,114
                                                                     -----------
                                                                          95,654
                                                                     -----------
         Total Common Stocks
          (Identified Cost $12,219,438)...........................    12,845,497
                                                                     -----------

PREFERRED STOCKS--0.3%

     200 Global Crossing, Ltd.(b), 6.750%.........................        44,000
                                                                     -----------
         Total Preferred Stocks
          (Identified Cost $50,000)...............................        44,000
                                                                     -----------

BONDS & NOTES--0.4%

  FACE
 AMOUNT

         CONVERTIBLE BOND--0.4%
 $13,000 Bell Atlantic Financial Services, Inc. 4.250%, 9/15/05,
          (144A)..................................................       15,795
  42,000 NTL, Inc.,
          5.750%, 12/15/09, (144A)................................       32,729
                                                                     ----------
                                                                         48,524
                                                                     ----------
         Total Bonds & Notes
          (Identified Cost $56,145)...............................       48,524
                                                                     ----------

SHORT-TERM INVESTMENT--10.5%

    FACE                                                                VALUE
   AMOUNT                                                             (NOTE 1A)

 $1,400,000 Federal Home Loan Bank,
             6.540%, 7/03/00......................................   $ 1,399,364
                                                                     -----------
            Total Short-Term Investment
             (Identified Cost $1,399,364).........................     1,399,364
                                                                     -----------
            Total Investments--107.6%
             (Identified Cost $13,724,947)(a).....................    14,337,385
            Other assets less liabilities.........................   (1,006,758)
                                                                     -----------
            TOTAL NET ASSETS--100%................................   $13,330,627
                                                                     ===========

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $13,724,947 for federal income tax purposes was as follows:

 Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..................  $1,155,780
 Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value..................    (543,342)
                                                                     ----------
 Net unrealized appreciation.......................................  $  612,438
                                                                     ==========

(b) Non-income producing security.

Key to Abbreviations:
144A-- Securities exempt from registration under Rule 144A of the securities act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $48,524 or 0.4% of net assets.
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
EUR--    Euro Currency
GBP--    Pound Sterling

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value..................................             $14,337,385
 Cash..................................................                  30,467
 Foreign cash at value
  (Identified cost $1,141).............................                   1,145
 Receivable for:
 Securities sold.......................................                  86,591
 Fund shares sold......................................                 207,925
 Dividends and interest................................                  11,557
 Foreign taxes.........................................                      61
 Due from investment adviser...........................                  12,514
                                                                    -----------
  Total Assets.........................................              14,687,645
LIABILITIES
 Payable for:
 Fund shares redeemed..................................  $   53,885
 Securities purchased..................................   1,265,191
 Withholding taxes.....................................         137
 Accrued expenses:
 Management fees.......................................      21,958
 Deferred trustees fees................................       3,887
 Other expenses........................................      11,960
                                                         ----------
  Total Liabilities....................................               1,357,018
                                                                    -----------
NET ASSETS.............................................             $13,330,627
                                                                    ===========
 Net assets consist of:
 Capital paid in.......................................             $12,910,899
 Undistributed net investment income...................                  27,913
 Accumulated net realized gains (losses)...............                (220,644)
 Unrealized appreciation (depreciation) on investments
  and foreign currency.................................                 612,459
                                                                    -----------
NET ASSETS.............................................             $13,330,627
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($13,330,627 divided by 1,291,701 shares of beneficial
 interest).............................................             $     10.32
                                                                    ===========
Identified cost of investments.........................             $13,724,947
                                                                    ===========

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
 Dividends...............................................            $ 54,130(a)
 Interest................................................              21,404
                                                                     --------
                                                                       75,534
EXPENSES
 Management fees.........................................  $ 38,073
 Trustees' fees and expenses.............................     5,526
 Custodian...............................................    46,339
 Audit and tax services..................................     3,000
 Legal...................................................       116
 Printing................................................       609
 Miscellaneous...........................................     1,296
                                                           --------
  Total expenses before reductions.......................    94,959
  Less expenses assumed by the investment adviser........   (49,272)   45,687
                                                           --------  --------
NET INVESTMENT INCOME....................................              29,847
                                                                     --------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net........................................    32,568
 Foreign currency transactions--net......................    (8,917)   23,651
                                                           --------
 Unrealized appreciation (depreciation) on:
 Investments--net........................................   177,499
 Foreign currency transactions--net......................         4   177,503
                                                           --------  --------
 Net gain (loss).........................................             201,154
                                                                     --------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS....            $231,001
                                                                     ========

(a)  Net of foreign taxes of $771

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS INVESTORS SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                 SIX MONTHS
                                                    ENDED     APRIL 30, 1999(A)
                                                  JUNE 30,    THROUGH DECEMBER
                                                    2000          31, 1999
                                                 -----------  -----------------
FROM OPERATIONS
 Net investment income.......................... $    29,847     $    15,627
 Net realized gain (loss).......................      23,651        (245,528)
 Unrealized appreciation (depreciation).........     177,503         434,957
                                                 -----------     -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................     231,001         205,056
                                                 -----------     -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..........................           0         (16,328)
                                                 -----------     -----------
 TOTAL DISTRIBUTIONS............................           0         (16,328)
                                                 -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares...................   8,470,983      12,577,724
 Reinvestment of distributions..................           0          16,328
 Cost of shares redeemed........................  (2,212,588)     (5,941,549)
                                                 -----------     -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................   6,258,395       6,652,503
                                                 -----------     -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........   6,489,396       6,841,231
NET ASSETS
 Beginning of the period........................   6,841,231               0
                                                 -----------     -----------
 End of the period.............................. $13,330,627     $ 6,841,231
                                                 ===========     ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.............................. $    27,913     $    (1,934)
                                                 ===========     ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................     844,485       1,274,088
 Issued in reinvestment of distributions........           0           1,602
 Redeemed.......................................    (219,791)       (608,684)
                                                 -----------     -----------
 Net Change.....................................     624,694         667,006
                                                 ===========     ===========

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                SIX MONTHS   APRIL 30, 1999(A)
                                                ENDED JUNE   THROUGH DECEMBER
                                                 30, 2000        31, 1999
                                                ----------   -----------------
Net Asset Value, Beginning of Period...........  $ 10.26          $10.00
                                                 -------          ------
Income From Investment Operations
 Net Investment Income.........................     0.03            0.02
 Net Realized and Unrealized Gain (Loss) on
  Investments..................................     0.03            0.26
                                                 -------          ------
 Total From Investment Operations..............     0.06            0.28
                                                 -------          ------
Less Distributions
 Distributions From Net Investment Income......     0.00           (0.02)
                                                 -------          ------
 Total Distributions...........................     0.00           (0.02)
                                                 -------          ------
Net Asset Value, End of Period.................  $ 10.32          $10.26
                                                 =======          ======
TOTAL RETURN (%)...............................      0.6(b)          2.9 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)....................................     0.90(c)         0.90 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     0.59(c)         0.45 (c)
Portfolio Turnover Rate (%)....................       81(c)           60 (c)
Net Assets, End of Period (000)................  $13,331          $6,841
Ratio of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%).........     1.87(c)         2.03 (c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

MFS RESEARCH MANAGERS SERIES
PORTFOLIO MANAGERS: MANAGED BY A COMMITTEE OF MFS EQUITY RESEARCH ANALYSTS OVERSEEN BY ALEC MURRAY, ASSOCIATE DIRECTOR OF EQUITY RESEARCH
MASSACHUSETTS FINANCIAL SERVICES COMPANY

[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The MFS Research Managers Series returned 6.7% for the six months ending June 30, 2000 compared to a return of -0.4% for the Standard & Poor's 500 In-dex/25/. The Lipper Variable Products Growth Fund Average/10/ returned 3.3% over the same time period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST SIX MONTHS.

A: Historically, investment trends and styles have gone in and out of favor with investors. This partially explains the recent weakness we've seen in the market. At MFS, we don't spend too much time trying to determine when value or growth, small-cap or large-cap stocks will move in and out of the spotlight. Instead, we focus on trying to find dominant business franchises with outstand-ing management driving accelerating earnings growth. It's a bottom-up approach that's based on intensive hands-on research and the best ideas of our analysts. This approach has led us to some very rewarding growth opportunities, and we believe it could continue to provide superior long-term performance relative to our competitors.

There are a few select factors that help distinguish this portfolio from its competitors. First and foremost, we believe the depth and talent of our committee of analysts are big advantages. We have more than 35 analysts at MFS, all contributing their best ideas to this portfolio. As a result, there is a great deal of information sharing, starting with our in-depth balance sheet and earnings analysis. At the same time, we all spend a great deal of time on the road meeting with company managements, as well as with employees, competitors, and suppliers. We also have a lot of flexibility with the portfolio. We can look at any market capitalization and any location or any industry. Overall, we lean toward the more dynamic areas of the economy, focusing on companies that we believe are at the forefront of innovation and are capitalizing on their competitive advantages.

Q: GIVEN THE CURRENT INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR? WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE?

A: In the current volatile market environment, we've found opportunities in a wide range of areas, but some industries that have recently performed well for the portfolio are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine and Transocean Sedco Forex have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth for many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks such as Hart-ford Financial Services, we held on to these companies because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in this group, which has boosted the performance of these holdings. In the first quar-ter of 2000, we took advantage of weakness in pharmaceutical stocks to increase our holdings in what we believe are top-notch companies with strong track rec-ords, such as Pharmacia, American Home Products, and Bristol-Myers Squibb. Some of these stocks have come back strong in the second quarter, and we believe they still offer attractive growth prospects.

We also significantly increased the portfolio's exposure to wireless communications companies recently. A few years ago, we found that roughly 3% of worldwide communications were handled over wireless networks. But our research shows that now the percentage has mushroomed to double-digits and we believe similar growth lies ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year, and international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

In other areas, despite what we think may be a somewhat less robust environment for consumer spending, we like companies such as CVS and Safeway because they're non-cyclical. People always have to buy prescriptions, household products, and groceries, even if the economy slows down. We also happen to think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel and EMC because we see demand for their products and services increasing, we feel their fundamental business prospects have been strong, and we ultimately believe they can maintain their leadership positions in their markets.

                                   [GRAPH]
                  A $10,000 Investment compared to the
                  S&P 500 Since the Series' Inception
              MFS Research Manager Series     S&P 500
4/30/99                $10,000                $10,000
6/30/99                $10,540                 10,303
6/30/00                $12,781                 11,066
Average Annual Total Return
                   MFS  Research Managers Series     S&P 500
6 Months                      6.7%                   -0.4%
1 Year                       21.3%                    7.4%
Since Inception              23.4%                    9.1%

[GRAPHIC] FUND FACTS

GOAL: Long-term growth of capital.

START DATE: April 30, 1999

SIZE: $30 million as of June 30, 2000

MANAGERS: A committee of MFS equity research analysts overseen by Alec Murray. Mr. Murray is the Associate Director of MFS Equity Research. The committee has managed the Series since its inception.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--94.3% OF TOTAL NET ASSETS

                                                                     VALUE (NOTE
 SHARES                                                                  1A)

        AEROSPACE & DEFENSE--2.3%
 28,580 BAE Systems, Plc. (GBP)...................................   $   178,167
  6,220 Boeing Co.................................................       260,074
  1,220 General Dynamics Corp. ...................................        63,745
  3,270 United Technologies Corp. ................................       192,521
                                                                     -----------
                                                                         694,507
                                                                     -----------

        BANKS & CREDIT COMPANIES--2.5%
  2,630 Capital One Financial Corp. ..............................       117,364
  4,115 Chase Manhattan Corp. ....................................       189,547
  7,840 HSBC Holdings, Plc. (GBP).................................        89,623
     31 Lloyds TSB Group, Plc. ...................................           293
  2,540 PNC Financial Services Group, Inc. .......................       119,063
  1,800 Providian Financial Corp. ................................       162,000
  3,630 U.S. Bancorp..............................................        69,878
                                                                     -----------
                                                                         747,768
                                                                     -----------

        BUSINESS MACHINES--5.9%
  4,200 Compaq Computer Corp. ....................................       107,363
  1,900 Dell Computer Corp.(b)....................................        93,694
  2,800 Hewlett Packard Co. ......................................       349,650
  2,280 International Business Machines Corp. ....................       249,803
  8,941 Motorola, Inc. ...........................................       259,848
  8,030 Sun Microsystems, Inc.(b).................................       730,228
                                                                     -----------
                                                                       1,790,586
                                                                     -----------

        BUSINESS SERVICES--2.5%
  5,440 Automatic Data Processing, Inc. ..........................       291,380
  4,320 Computer Sciences Corp.(b)................................       322,650
  1,920 Fiserv, Inc.(b)...........................................        83,040
    670 Level 3 Communications, Inc.(b)...........................        58,960
                                                                     -----------
                                                                         756,030
                                                                     -----------
        CHEMICALS--0.8%
  3,120 AstraZeneca Plc. (GBP)....................................       145,639
  2,990 Rohm & Haas Co. ..........................................       103,155
                                                                     -----------
                                                                         248,794
                                                                     -----------

        COMMUNICATIONS SERVICES--5.2%
    765 Ancor Communications, Inc.(b).............................        27,361
  2,780 Bell Atlantic Corp. ......................................       141,259
  4,040 Koninklijke KPN NV (EUR)..................................       180,700
  4,140 Qwest Communications International, Inc.(b)...............       205,706
  9,850 Sprint Corp. .............................................       537,115
 20,238 Vodafone AirTouch, Plc. (GBP).............................        81,761
    330 WinStar Communications, Inc.(b)...........................        11,179
  8,405 Worldcom, Inc.(b).........................................       385,579
                                                                     -----------
                                                                       1,570,660
                                                                     -----------

                                                                     VALUE (NOTE
 SHARES                                                                  1A)

        COMPUTER SOFTWARE--0.2%
    750 Liberate Technologies, Inc.(b)............................   $    21,984
  1,900 Trintech Group Plc.(b) (ADR)..............................        37,436
                                                                     -----------
                                                                          59,420
                                                                     -----------

        COMPUTER SOFTWARE--PC--2.0%
    580 Macromedia, Inc.(c).......................................        56,079
  7,070 Microsoft Corp.(b)........................................       565,600
                                                                     -----------
                                                                         621,679
                                                                     -----------

        COMPUTER SOFTWARE--SYSTEMS--6.6%
    640 Bea Systems, Inc.(b)......................................        31,640
    360 BMC Software, Inc.(b).....................................        13,134
    140 Business Objects S.A.(b) (ADR)............................        12,338
  2,040 Computer Associates International, Inc. ..................       104,423
    430 E.Piphany, Inc.(b)........................................        46,091
 10,300 EMC Corp.(b)..............................................       792,456
    820 i2 Technologies, Inc.(b)..................................        85,498
    160 InterWorld Corp.(b).......................................         3,280
  5,270 Oracle Corp.(b)...........................................       443,009
    440 Rational Software Corp.(b)................................        40,893
  3,710 Seagate Technology, Inc.(b)...............................       204,050
    290 Siebel Systems, Inc.(b)...................................        47,433
  1,645 Veritas Software Corp.(b).................................       185,911
                                                                     -----------
                                                                       2,010,156
                                                                     -----------

        CONGLOMERATES--2.5%
 15,850 Tyco International, Ltd. .................................       750,894
                                                                     -----------

        CONSUMER GOODS & SERVICES--1.4%
  4,340 Clorox Co. ...............................................       194,486
  4,020 Colgate-Palmolive Co. ....................................       240,698
                                                                     -----------
                                                                         435,184
                                                                     -----------

        CONTAINERS--0.2%
  4,310 Owens Illinois, Inc.(b)...................................        50,373
                                                                     -----------

        ELECTRICAL EQUIPMENT--2.8%
 15,980 General Electric Co. .....................................       846,940
                                                                     -----------

        ELECTRONICS--9.8%
  1,910 Analog Devices, Inc.(b)...................................       145,160
  3,200 Atmel Corp.(b)............................................       118,000
     20 Digimarc Corp.(b).........................................           770
  1,310 Fairchild Semiconductor International, Inc.(b)............        53,055
  4,109 Flextronics International, Ltd.(b)........................       282,244
  3,000 Hitachi, Ltd. (JPY).......................................        43,259
  9,540 Intel Corp. ..............................................     1,275,379
  4,060 Lam Research Corp.(b).....................................       152,250
  1,990 LSI Logic Corp.(c)........................................       107,709

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                     VALUE (NOTE
 SHARES                                                                  1A)

        ELECTRONICS--(CONTINUED)
  5,190 Micron Technology, Inc.(b)................................   $   457,044
  1,000 SCI Systems, Inc.(b)......................................        39,188
  3,850 Solectron Corp.(b)........................................       161,219
  2,220 Teradyne, Inc.(b).........................................       163,170
                                                                     -----------
                                                                       2,998,447
                                                                     -----------

        ENTERTAINMENT--3.2%
  4,100 Comcast Corp.(b)..........................................       166,050
  6,940 Infinity Broadcasting Corp.(b)............................       252,876
  3,150 Time Warner, Inc. ........................................       239,400
  4,620 Viacom, Inc.(b) Class B...................................       315,026
                                                                     -----------
                                                                         973,352
                                                                     -----------

        FINANCIAL INSTITUTIONS--4.0%
  9,690 Associates First Capital Corp. ...........................       216,208
  6,210 Citigroup, Inc. ..........................................       374,153
  5,810 Federal Home Loan Mortgage Corp. .........................       235,305
    770 Lehman Brothers Holdings, Inc. ...........................        72,813
  1,450 Merrill Lynch & Co., Inc. ................................       166,750
  1,750 Morgan Stanley Dean Witter & Co. .........................       145,688
    160 State Street Corp. .......................................        16,970
                                                                     -----------
                                                                       1,227,887
                                                                     -----------

        FOOD & BEVERAGE PRODUCTS--1.2%
  3,190 Anheuser-Busch Companies, Inc. ...........................       238,253
  1,910 Quaker Oats Co. ..........................................       143,489
                                                                     -----------
                                                                         381,742
                                                                     -----------

        FOREST & PAPER PRODUCTS--0.2%
  1,170 Bowater, Inc. ............................................        51,626
                                                                     -----------

        INSURANCE--3.0%
  1,260 AFLAC, Inc. ..............................................        57,881
  2,632 American International Group, Inc. .......................       309,260
  4,350 Axa Financial, Inc. ......................................       147,900
  3,720 Hartford Financial Services Group.........................       208,087
  1,400 Marsh & Mclennan Companies, Inc. .........................       146,212
  1,530 St. Paul Companies, Inc. .................................        52,211
                                                                     -----------
                                                                         921,551
                                                                     -----------

        INTERNET SERVICES--0.8%
  4,260 America Online, Inc.(b)...................................       224,715
    220 Selectica, Inc.(b)........................................        15,414
                                                                     -----------
                                                                         240,129
                                                                     -----------

        MACHINERY--1.4%
  4,540 Deere & Co. ..............................................       167,980
  3,370 Ingersoll-Rand Co. .......................................       135,642
    980 SPX Corp.(b)..............................................       118,519
                                                                     -----------
                                                                         422,141
                                                                     -----------

                                                                     VALUE (NOTE
 SHARES                                                                  1A)

        MEDICAL & HEALTH PRODUCTS--6.3%
  3,410 American Home Products Corp. .............................   $   200,337
  2,200 Bausch & Lomb, Inc. ......................................       170,225
  9,540 Bristol-Myers Squibb Co. .................................       555,705
  6,975 Pfizer, Inc. .............................................       334,800
 12,704 Pharmacia Corp. ..........................................       656,638
                                                                     -----------
                                                                       1,917,705
                                                                     -----------

        MEDICAL & HEALTH TECHNOLOGY & SERVICES--0.1%
    350 McKesson HBOC, Inc. ......................................         7,328
    710 Medtronic, Inc. ..........................................        35,367
                                                                     -----------
                                                                          42,695
                                                                     -----------

        METALS & MINING--0.2%
  2,290 Alcoa, Inc. ..............................................        66,410
                                                                     -----------

        OIL SERVICES--0.9%
  3,260 Baker Hughes, Inc. .......................................       104,320
    540 Cooper Cameron Corp.(b)...................................        35,640
  3,310 Weatherford International, Inc.(b)........................       131,779
                                                                     -----------
                                                                         271,739
                                                                     -----------

        OILS--7.0%
  7,271 BP Amoco, Plc. (ADR)......................................       411,266
 13,350 Conoco, Inc. Class B......................................       327,909
  1,000 Devon Energy Corp. .......................................        56,187
  3,070 EOG Resources, Inc. ......................................       102,845
  7,124 Exxon Mobil Corp. ........................................       559,234
  3,040 Noble Drilling Corp.(b)...................................       125,210
  4,690 Royal Dutch Petroleum (EUR)...............................       291,488
    360 Total Fina S.A. (EUR).....................................        55,197
  3,950 Transocean Sedco Forex, Inc...............................       211,078
                                                                     -----------
                                                                       2,140,414
                                                                     -----------

        PRINTING & PUBLISHING--0.4%
  3,230 Tribune Co. ..............................................       113,050
                                                                     -----------

        SPECIAL PRODUCTS & SERVICES--2.0%
  9,320 Global Marine, Inc.(b)....................................       262,707
  1,920 VeriSign, Inc.(b).........................................       338,880
                                                                     -----------
                                                                         601,587
                                                                     -----------

        STORES--3.8%
 12,670 CVS Corp. ................................................       506,800
    200 Fast Retailing Company, Ltd. (JPY)........................        83,691
 14,120 Office Depot, Inc.(b).....................................        88,250
  5,480 RadioShack Corp. .........................................       259,615
  3,850 Wal-Mart Stores, Inc. ....................................       221,856
                                                                     -----------
                                                                       1,160,212
                                                                     -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                     VALUE (NOTE
 SHARES                                                                  1A)

        SUPERMARKETS--1.7%
 11,270 Safeway, Inc.(b)..........................................   $   508,559
                                                                     -----------

        TELECOMMUNICATIONS--12.3%
    330 Allegiance Telecom, Inc.(b)...............................        21,120
  3,650 Cabletron Systems, Inc.(b)................................        92,162
  2,140 CIENA Corp.(b)............................................       356,711
 15,540 Cisco Systems, Inc.(b)....................................       987,761
  2,820 Comverse Technology, Inc,(b)..............................       262,260
  2,009 Corning, Inc. ............................................       542,071
  4,460 FLAG Telecom Holdings, Ltd.(b)............................        66,342
 10,620 Global Crossing Ltd.(b)...................................       279,439
    370 Intermedia Communications, Inc.(b)........................        11,007
  8,850 Metromedia Fiber Network, Inc.(b).........................       351,234
      3 Nippon Telephone & Telegraph Corp. (JPY)..................        39,866
  8,910 Nortel Networks Corp. ....................................       608,107
     10 Qualcomm, Inc.(b).........................................           600
  1,440 Tellabs, Inc.(b)..........................................        98,550
    440 Time Warner Telecom, Inc.(b)..............................        28,325
                                                                     -----------
                                                                       3,745,555
                                                                     -----------

        UTILITIES--ELECTRIC--0.7%
  4,590 AES Corp.(b)..............................................       209,419
                                                                     -----------

        UTILITIES--GAS--0.4%
  2,720 Williams Companies, Inc. .................................       113,390
                                                                     -----------
        Total Common Stocks
         (Identified Cost $27,201,107)............................    28,690,601
                                                                     -----------

SHORT-TERM INVESTMENT--4.3%

    FACE                                                             VALUE (NOTE
   AMOUNT                                                                1A)

 $1,300,000 Federal Home loan Bank,
             6.540%, 7/3/00.......................................   $ 1,299,528
                                                                     -----------
            Total Short-Term Investment
             (Identified Cost $1,299,528).........................     1,299,528
                                                                     -----------
            Total Investments--98.6%
             (Identified Cost $28,500,635)(a).....................    29,990,129
            Other assets less liabilities.........................       431,736
                                                                     -----------
            TOTAL NET ASSETS--100%................................   $30,421,865
                                                                     ===========

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $28,500,635 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 2,602,992
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (1,113,498)
                                                                   -----------
   Net unrealized appreciation.................................... $ 1,489,494
                                                                   ===========

(b) Non-income producing security.

Key to Abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
EUR--    Euro Currency
GBP--    Pound Sterling
JPY--    Japanese Yen

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value.......................................          $29,990,129
 Cash.......................................................               44,303
 Foreign cash at value (Identified cost $3,461).............                3,476
 Receivable for:
 Securities sold............................................              361,686
 Fund shares sold...........................................              155,281
 Dividends and interest.....................................                8,439
 Foreign taxes..............................................                  961
                                                                      -----------
  Total Assets..............................................           30,564,275

LIABILITIES
 Payable for:
 Fund shares redeemed.......................................  $ 3,255
 Securities purchased.......................................   89,836
 Foreign currency purchased.................................      461
 Withholding taxes..........................................      258
 Accrued expenses:
 Management fees............................................   41,116
 Deferred trustees fees.....................................    3,977
 Other expenses.............................................    3,507
                                                              -------
  Total Liabilities.........................................              142,410
                                                                      -----------
NET ASSETS..................................................          $30,421,865
                                                                      ===========
 Net assets consist of:
 Capital paid in............................................          $28,114,342
 Undistributed net investment income........................               12,902
 Accumulated net realized gains (losses)....................              803,923
 Unrealized appreciation (depreciation) on investments and
  foreign currency..........................................            1,490,698
                                                                      -----------
NET ASSETS..................................................          $30,421,865
                                                                      ===========
Computation of offering price:
 Net asset value and redemption price per share ($30,421,865
  divided by 2,379,538 shares of beneficial interest).......          $     12.78
                                                                      ===========
Identified cost of investments..............................          $28,500,635
                                                                      ===========

Statement of Operations
Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
 Dividends...........................................            $   58,422 (a)
 Interest............................................                42,409
                                                                 ----------
                                                                    100,831

EXPENSES
 Management fees.....................................  $ 68,284
 Trustees' fees and expenses.........................     5,019
 Custodian...........................................    80,170
 Audit and tax services..............................     3,000
 Legal...............................................       237
 Printing............................................       631
 Miscellaneous.......................................     1,267
                                                       --------
  Total expenses before reductions...................   158,608
  Less expenses assumed by the investment adviser....   (76,667)     81,941
                                                       --------  ----------
NET INVESTMENT INCOME................................                18,890
                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net....................................   845,858
 Foreign currency transactions--net..................   (18,516)    827,342
                                                       --------
 Unrealized appreciation (depreciation) on:
 Investments--net....................................   433,544
 Foreign currency transactions--net..................     1,212     434,756
                                                       --------  ----------
 Net gain (loss).....................................             1,262,098
                                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................            $1,280,988
                                                                 ==========

(a)Net of foreign taxes $1,570

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MFS RESEARCH MANAGERS SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                 SIX MONTHS
                                                    ENDED     APRIL 30, 1999(A)
                                                  JUNE 30,         THROUGH
                                                    2000      DECEMBER 31, 1999
                                                 -----------  -----------------
FROM OPERATIONS
 Net investment income (loss)................... $    18,890     $    (2,032)
 Net realized gain (loss).......................     827,342         (27,375)
 Unrealized appreciation (depreciation).........     434,756       1,055,942
                                                 -----------     -----------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS....................................   1,280,988       1,026,535
                                                 -----------     -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares...................  26,134,193      11,362,688
 Cost of shares redeemed........................  (3,865,368)     (5,517,171)
                                                 -----------     -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS............................  22,268,825       5,845,517
                                                 -----------     -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS........  23,549,813       6,872,052
NET ASSETS
 Beginning of the period........................   6,872,052               0
                                                 -----------     -----------
 End of the period.............................. $30,421,865     $ 6,872,052
                                                 ===========     ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period.............................. $    12,902     $    (5,988)
                                                 ===========     ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares.................   2,119,011       1,103,624
 Redeemed.......................................    (313,204)       (529,894)
                                                 -----------     -----------
 Net Change.....................................   1,805,807         573,730
                                                 ===========     ===========

(a) Commencement of operations.

FINANCIAL HIGHLIGHTS (UNAUDITED)

                                                SIX MONTHS    APRIL 30, 1999(A)
                                                ENDED JUNE    THROUGH DECEMBER
                                                 30, 2000         31, 1999
                                                ----------    -----------------
Net Asset Value, Beginning of Period..........   $ 11.98           $10.00
                                                 -------           ------
Income From Investment Operations
 Net Investment Income........................      0.02             0.00
 Net Realized and Unrealized Gain (Loss) on
  Investments.................................      0.78             1.98
                                                 -------           ------
 Total From Investment Operations.............      0.80             1.98
                                                 -------           ------
Net Asset Value, End of Period................   $ 12.78           $11.98
                                                 =======           ======
TOTAL RETURN (%)..............................       6.7 (b)         19.8 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...................................      0.90 (c)         0.90 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...................................      0.21 (c)        (0.06)(c)
Portfolio Turnover Rate (%)...................        90 (c)           84 (c)
Net Assets, End of Period (000)...............   $30,422           $6,872
Ratio of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)........      1.74 (c)         2.03 (c)

(a) Commencement of operations.
(b) Not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGER: GERALD H. SCRIVER
WESTPEAK INVESTMENT ADVISORS, L.P.


[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Westpeak Growth and Income Series returned -3.3% during the six months ending June 30, 2000 versus a return of -0.4% for the Standard & Poor's 500 In-dex/25/. The Lipper Variable Products Growth and Income Fund Average/11/ re-turned -1.1% over the same period.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: The last twelve months exhibited a healthy market environment with the Stan-dard & Poor's 500 Index returning 7.4% and the Russell 2000 Index returning 14.3%. Although the overall market returns were strong, the returns were not evenly distributed across all investment styles. Growth outperformed Value over the past twelve months as the S&P/BARRA Growth Index returned +18.5% and the S&P/BARRA Value Index returned -5.1%. Although it appears that "growth" drove performance over the past twelve months, our research reveals that a relatively small group of stocks exhibiting high volatility and poor fundamental valua-tions actually led the market. Coincidentally, these same highly volatile stocks also embody growth attributes, explaining why growth indices outperformed. Although "growth" outperformed "value" over the past twelve months, the pendulum appears to have swung toward "value" more recently. The S&P/BARRA Value Index outperformed the S&P/BARRA Growth Index by over 8% in April and May of this year.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A: We continue to maintain a bias in the portfolio toward attractively priced stocks with strong earnings growth rates and the potential for positive earn-ings surprises. The Series' 21.7 P/E ratio compares favorably to the S&P 500's
37.1. Our value orientation is also evidenced by the portfolio's Price/Book ra-tio of 4.4 versus 6.7 for the S&P 500. Earnings are growing at a rate of 19.1%, slightly higher than the S&P 500's 16.6% pace. Our lower P/E ratio and higher growth rate translate into a PE/Growth ratio of 1.14, which compares favorably to the S&P 500's 2.24. Although there were no material changes in the Series, we decreased our exposure to the Technology sector over the last quarter.

Q: WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST TWELVE MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A: Our performance benefited most from owning companies with a smaller market capitalization than the benchmark. Our positive exposure to companies with higher than average earnings yield and value characteristics penalized perfor-mance over the last twelve months. A below average exposure to companies with volatility and momentum characteristics detracted from performance. An under-weight to the consumer staples and consumer discretionary sectors contributed positively to performance over the last twelve months. At the same time, an un-derweight to the technology and energy related sectors detracted from perfor-mance.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Although the Fed did not raise interest rates at the June 28th meeting, there is still some concern whether enough has been done to ensure that future growth will remain at acceptable levels. There is still evidence of accelerat-ing inflation in the tight labor market, in rising commodity prices, and in the growing current-account deficit. The potential for accelerating inflation, cou-pled with slower growth, could cause corporate profits to weaken in the future. Stocks with below average P/E's, above-average growth, and the potential for positive earnings surprises will likely be the leaders in this type of market environment. We do not anticipate any significant changes in the management of the portfolio in the coming months.

A $10,000 Investment Compared to the S&P 500 Index Since the Series' Inception

                                      [GRAPH]

                      Westlake Growth and
                         Income Series           S&P 500

4/30/93                      $10,000             $10,000
6/30/93                      $10,437             $10,303
6/30/94                      $10,775             $10,442
6/30/95                      $13,625             $13,163
6/30/96                      $16,157             $16,593
6/30/97                      $21,751             $22,328
6/30/98                      $28,886             $29,073
6/30/99                      $33,422             $35,685
6/30/00                      $31,997             $38,327

Average Annual Returns

                                                      Lipper Variable
                       Growth &                       Products Growth
                     Income Series     S&P 500       and Income Average

6 Months                 -3.3%          -0.4%               -1.1%
1 Year                   -4.3%           7.4%                1.4%
3 Years                  13.7%          19.7%               13.1%
5 Years                  18.6%          23.8%               17.9%
Since Inception          17.6%          20.6%                n/a

[GRAPHIC] FUND FACTS

GOAL: Long-term total return through investment in equity securities.

START DATE: April 30, 1993

SIZE: $404 million as of June 30, 2000

MANAGER: Gerald Scriver. Mr. Scriver has managed the Series from its inception in 1993; he also has managed Westpeak Stock Index Series since August 1993, Nvest Growth and Income Fund since May 1995 and Nvest Capital Growth Fund since February 1998. Mr. Scriver joined Westpeak in July 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.
[CHART]

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--99.2% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--2.1%
  36,700 Boeing Co. .............................................   $  1,534,519
 102,700 Northrop Grumman Corp. .................................      6,803,875
                                                                    ------------
                                                                       8,338,394
                                                                    ------------

         AIRLINES--2.6%
  96,100 AMR Corp.(b)............................................      2,540,644
  20,300 Delta Air Lines, Inc. ..................................      1,026,419
 121,200 Ual Corp. ..............................................      7,052,325
                                                                    ------------
                                                                      10,619,388
                                                                    ------------

         AUTOMOTIVE--3.6%
 184,800 Ford Motor Co. .........................................      7,946,400
 109,300 General Motors Corp. ...................................      6,346,231
  24,196 Visteon Corp.(b)........................................        293,382
                                                                    ------------
                                                                      14,586,013
                                                                    ------------

         BANKS--6.0%
 103,650 Chase Manhattan Corp. ..................................      4,774,378
 216,500 Citigroup, Inc. ........................................     13,044,125
  39,900 FleetBoston Financial Corp. ............................      1,356,600
  28,500 J.P. Morgan & Company, Inc. ............................      3,138,563
 113,300 Unionbancal Corp. ......................................      2,103,131
                                                                    ------------
                                                                      24,416,797
                                                                    ------------

         CHEMICALS--2.7%
 139,500 Dow Chemical Co. .......................................      4,211,156
  47,500 E.I. Du Pont de Nemours ................................      2,078,125
  55,300 Minnesota Mining & Manufacturing Co. ...................      4,562,250
                                                                    ------------
                                                                      10,851,531
                                                                    ------------

         COMPUTER HARDWARE--7.3%
  63,000 Apple Computer(b).......................................      3,299,625
 143,900 Cisco Systems, Inc.(b)..................................      9,146,644
  82,100 Hewlett Packard Co. ....................................     10,252,237
   8,800 Sandisk Corp.(b)........................................        538,450
  49,500 Sun Microsystems, Inc.(b)...............................      4,501,406
  37,300 Zebra Technologies Corp.(b).............................      1,652,856
                                                                    ------------
                                                                      29,391,218
                                                                    ------------

         COMPUTER SOFTWARE--5.3%
 100,000 International Business Machines.........................     10,956,250
  60,500 Microsoft Corp.(b)......................................      4,840,000
  69,100 Oracle Corp.(b).........................................      5,808,719
                                                                    ------------
                                                                      21,604,969
                                                                    ------------

         CONSTRUCTION--2.3%
  38,700 Lafarge Corp. ..........................................        812,700
 124,700 Southdown, Inc. ........................................      7,201,425
  47,700 USG Corp. ..............................................      1,448,888
                                                                    ------------
                                                                       9,463,013
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DRUGS--8.2%
  31,800 Allergan, Inc. .........................................   $  2,369,100
 136,600 Bristol Myers Squibb Co. ...............................      7,956,950
 101,800 Merck & Company, Inc. ..................................      7,800,425
 247,600 Pfizer, Inc. ...........................................     11,884,800
  66,200 Schering Plough Corp. ..................................      3,343,100
                                                                    ------------
                                                                      33,354,375
                                                                    ------------

         ELECTRIC EQUIPMENT--4.4%
   6,100 Broadcom Corp.(b).......................................      1,335,519
  12,400 Corning, Inc. ..........................................      3,346,450
  28,900 Cummins Engine, Inc. ...................................        787,525
  63,500 Dover Corp. ............................................      2,575,719
  18,200 Eaton Corp. ............................................      1,219,400
  14,700 KLA-Tencor Corp.(b).....................................        860,869
  37,700 Nortel Networks Corp. ..................................      2,573,025
  13,000 PE Corp. ...............................................        856,375
  24,600 Rockwell International Corp. ...........................        774,900
  14,700 Scientific Atlanta, Inc. ...............................      1,095,150
  14,900 Teradyne, Inc.(b).......................................      1,095,150
  31,050 Vishay Intertechnology, Inc.(b).........................      1,177,959
                                                                    ------------
                                                                      17,698,041
                                                                    ------------

         ELECTRIC UTILITIES--1.2%
 116,700 Entergy Corp. ..........................................      3,172,781
  24,000 Public Service Enterprise Group.........................        831,000
  27,100 TXU Corp. ..............................................        799,450
                                                                    ------------
                                                                       4,803,231
                                                                    ------------

         ENERGY RESERVES--3.9%
  25,700 Chevron Corp. ..........................................      2,179,681
 113,900 Exxon Mobil Corp. ......................................      8,941,150
  74,200 Royal Dutch Petroleum Co. (ADR).........................      4,567,937
                                                                    ------------
                                                                      15,688,768
                                                                    ------------

         FINANCIAL SERVICES--7.8%
 440,400 General Electric Co. ...................................     23,341,200
  49,300 Federal Home Loan Mortgage Corp. .......................      1,996,650
  67,300 Federal National Mortgage Association...................      3,512,219
  24,400 Marsh & McLennan Companies, Inc. .......................      2,548,275
                                                                    ------------
                                                                      31,398,344
                                                                    ------------

         FOOD & BEVERAGES--3.6%
  41,400 Hormel Foods Corp. .....................................        696,038
 184,500 McCormick & Company, Inc. ..............................      5,996,250
  53,500 PepsiCo, Inc. ..........................................      2,377,406
  65,500 Quaker Oats Co. ........................................      4,920,687
  38,200 Supervalu, Inc. ........................................        728,187
                                                                    ------------
                                                                      14,718,568
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         HEALTH CARE--PRODUCTS--3.2%
  61,000 Abbott Laboratories.....................................   $  2,718,313
  98,900 Johnson & Johnson.......................................     10,075,437
                                                                    ------------
                                                                      12,793,750
                                                                    ------------

         HEALTH CARE--PROVIDERS--1.6%
  42,500 HCA Healthcare Co. .....................................      1,290,938
  14,000 Pacificare Health Systems(b)............................        842,625
  49,800 Unitedhealth Group, Inc. ...............................      4,270,350
                                                                    ------------
                                                                       6,403,913
                                                                    ------------

         HOUSEHOLD PRODUCTS--3.0%
 158,200 Colgate Palmolive Co. ..................................      9,472,225
  36,000 Ralston Purina Co. .....................................        717,750
  39,200 Whirlpool Corp. ........................................      1,827,700
                                                                    ------------
                                                                      12,017,675
                                                                    ------------

         INDUSTRIAL PARTS & MACHINERY--0.8%
  65,900 Caterpillar, Inc. ......................................      2,232,363
  34,500 Parker Hannifin Corp. ..................................      1,181,625
                                                                    ------------
                                                                       3,413,988
                                                                    ------------

         INDUSTRIAL SERVICES--0.1%
  19,900 Hertz Corp. ............................................        558,444
                                                                    ------------

         INFORMATION SERVICES--0.5%
  21,600 Automatic Data Processing, Inc. ........................      1,156,950
   9,100 Omnicom Group...........................................        810,468
                                                                    ------------
                                                                       1,967,418
                                                                    ------------

         INSURANCE--LIFE--1.0%
  14,800 Cigna Corp. ............................................      1,383,800
  70,700 Lincoln National Corp., Inc. ...........................      2,554,038
                                                                    ------------
                                                                       3,937,838
                                                                    ------------

         INSURANCE--PROPERTY--2.0%
  21,600 Ambac Financial Group, Inc. ............................      1,183,950
  60,100 Mgic Investment Corp. ..................................      2,734,550
  39,700 PMI Group, Inc. ........................................      1,885,750
  40,800 Radian Group, Inc. .....................................      2,111,400
                                                                    ------------
                                                                       7,915,650
                                                                    ------------

         INTERNET--1.3%
   8,900 Ariba, Inc.(b)..........................................        872,617
  15,000 Broadvision, Inc.(b)....................................        762,187
 119,100 E*Trade Group, Inc.(b)..................................      1,965,150
   8,800 Juniper Networks, Inc.(b)...............................      1,280,950
   7,700 Phone.com, Inc.(b)......................................        501,463
                                                                    ------------
                                                                       5,382,367
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         MEDIA & ENTERTAINMENT--1.5%
  48,000 Gannett, Inc. ..........................................   $  2,871,000
  79,500 Walt Disney Co. ........................................      3,085,594
                                                                    ------------
                                                                       5,956,594
                                                                    ------------

         METALS & MINING--0.8%
  73,100 Alcan Aluminium, Ltd. ..................................      2,266,100
  28,800 Alcoa, Inc. ............................................        835,200
                                                                    ------------
                                                                       3,101,300
                                                                    ------------

         PAPER & FOREST PRODUCTS--0.6%
  32,600 Georgia Pacific Corp. ..................................        855,750
  15,200 Weyerhaeuser Co. .......................................        653,600
  28,400 Willamette Industries, Inc. ............................        773,900
                                                                    ------------
                                                                       2,283,250
                                                                    ------------

         PUBLISHING--0.3%
  21,900 Knight Ridder, Inc. ....................................      1,164,806
                                                                    ------------

         RAILROADS & EQUIPMENT--0.7%
  44,900 Burlington, Northern Santa Fe...........................      1,029,894
  43,300 Union Pacific Corp. ....................................      1,610,219
                                                                    ------------
                                                                       2,640,113
                                                                    ------------

         RETAIL--DEPARTMENT STORE--1.7%
 111,500 Federated Department Stores(b)..........................      3,763,125
  56,200 Sears Roebuck & Co. ....................................      1,833,525
  21,500 Target Corp. ...........................................      1,247,000
                                                                    ------------
                                                                       6,843,650
                                                                    ------------

         RETAIL--SPECIALTY--2.4%
  34,200 BJ's Wholesale Club, Inc.(b)............................      1,128,600
 132,650 Home Depot, Inc. .......................................      6,624,209
  50,400 Limited, Inc. ..........................................      1,089,900
  14,400 Radioshack Corp. .......................................        682,200
                                                                    ------------
                                                                       9,524,909
                                                                    ------------

         SECURITIES & ASSET MANAGEMENT--4.3%
  51,271 Bear Stearns Companies, Inc. ...........................      2,134,155
  43,500 Lehman Brothers Holdings, Inc. .........................      4,113,469
  31,300 Merrill Lynch & Company, Inc. ..........................      3,599,500
  67,800 Morgan Stanley Dean Witter & Co. .......................      5,644,350
  45,200 Paine Webber Group, Inc. ...............................      2,056,600
                                                                    ------------
                                                                      17,548,074
                                                                    ------------

         SEMICONDUCTORS--7.2%
  10,800 Analog Devices, Inc.(b).................................        820,800
  40,800 Applied Materials, Inc.(b)..............................      3,697,500
 122,300 Intel Corp. ............................................     16,349,981
  20,300 LSI Logic Corp.(b)......................................      1,098,738

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         SEMICONDUCTORS--(CONTINUED)
  11,745 Stmicroelectronics NV (ADR).............................   $    753,882
  80,800 Texas Instruments, Inc. ................................      5,549,950
  11,700 Xilinx, Inc.(b).........................................        965,981
                                                                    ------------
                                                                      29,236,832
                                                                    ------------

         TELECOMMUNICATION--4.5%
  97,500 AT & T Corp. ...........................................      3,083,437
  80,600 Bell Atlantic Corp. ....................................      4,095,487
 207,000 Bellsouth Corp. ........................................      8,823,375
  23,400 Broadwing, Inc.(b)......................................        606,938
  29,300 Centurytel, Inc. .......................................        842,375
  12,800 Dycom Industries, Inc.(b)...............................        588,800
                                                                    ------------
                                                                      18,040,412
                                                                    ------------

         THRIFTS--0.7%
  61,900 Golden State Bancorp(b).................................      1,114,200
  47,000 Golden West Financial Corp. ............................      1,918,188
                                                                    ------------
                                                                       3,032,388
                                                                    ------------
         Total Common Stocks
          (Identified Cost $402,139,520).........................    400,696,021
                                                                    ------------

Short-Term Investment--0.8%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
 $3,250,000 Repurchase Agreement with State Street Corp. dated
             6/30/2000 at 5.250% to be repurchased at $3,251,422
             on 7/3/2000, collateralized by $2,915,000 U.S.
             Treasury Bonds, 7.125% due 2/15/2023 with a value
             of $3,319,456......................................   $  3,250,000
                                                                   ------------
            Total Short-Term Investment
             (Identified Cost $3,250,000).......................      3,250,000
                                                                   ------------
            Total Investments--100.0%
             (Identified Cost $405,389,520)(a)..................    403,946,021
            Other assets less liabilities.......................        181,885
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $404,127,906
                                                                   ============

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized depreciation on investments based on cost of $405,389,520 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 33,389,542
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (34,833,041)
                                                                   ------------
   Net unrealized depreciation...................................  $ (1,443,499)
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value.................................             $403,946,021
 Cash.................................................                    2,275
 Receivable for:
  Securities sold.....................................                4,399,713
  Fund shares sold....................................                  695,107
  Dividends and interest..............................                  296,503
  Foreign taxes.......................................                       35
                                                                   ------------
   Total Assets.......................................              409,339,654
LIABILITIES
 Payable for:
  Fund shares redeemed................................  $  649,746
  Securities purchased................................   4,282,245
 Accrued expenses:
  Management fees.....................................     226,283
  Deferred trustees fees..............................      15,605
  Other expenses......................................      37,869
                                                        ----------
   Total Liabilities..................................                5,211,748
                                                                   ------------
NET ASSETS............................................             $404,127,906
                                                                   ============
 Net assets consist of:
  Capital paid in.....................................             $386,274,663
 Undistributed net investment income..................                1,094,060
 Accumulated net realized gains (losses)..............               18,202,682
 Unrealized appreciation (depreciation) on
  investments.........................................               (1,443,499)
                                                                   ------------
NET ASSETS............................................             $404,127,906
                                                                   ============
Computation of offering price:
 Net asset value and redemption price per share
  ($404,127,906 divided by 2,105,826 shares of
  beneficial interest)................................             $     191.91
                                                                   ------------
Identified cost of investments........................             $405,389,520
                                                                   ============

Statement of Operations
Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME
 Dividends.......................................              $  2,404,701 (a)
 Interest........................................                   119,275
                                                               ------------
                                                                  2,523,976
EXPENSES
 Management fees.................................  $1,361,025
 Trustees' fees and expenses.....................       9,626
 Custodian.......................................      40,353
 Audit and tax services..........................       5,671
 Legal...........................................       4,744
 Printing........................................      36,724
 Miscellaneous...................................       2,861
                                                   ----------
  Total expenses before reductions...............   1,461,004
  Expense reductions.............................     (24,131)    1,436,873
                                                   ----------  ------------
NET INVESTMENT INCOME............................                 1,087,103
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net................................                 8,882,256
 Unrealized appreciation (depreciation) on:
 Investments--net................................               (24,004,428)
                                                               ------------
Net gain (loss)..................................               (15,122,172)
                                                               ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................              $(14,035,069)
                                                               ============

(a)  Net of foreign taxes $12,601
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH AND INCOME SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  1,087,103  $  3,329,734
 Net realized gain (loss)..........................    8,882,256    52,016,715
 Unrealized appreciation (depreciation)............  (24,004,428)  (24,538,317)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.  (14,035,069)   30,808,132
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (3,333,829)
 Net realized gain.................................            0   (50,277,567)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0   (53,611,396)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   71,836,502   186,369,857
 Reinvestment of distributions.....................            0    53,611,396
 Cost of shares redeemed...........................  (71,213,328)  (81,195,387)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................      623,174   158,785,866
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  (13,411,895)  135,982,602
NET ASSETS
 Beginning of the period...........................  417,539,801   281,557,199
                                                    ------------  ------------
 End of the period................................. $404,127,906  $417,539,801
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $  1,094,060  $      6,957
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      375,264       860,143
 Issued in reinvestment of distributions...........            0       267,460
 Redeemed..........................................     (373,050)     (375,398)
                                                    ------------  ------------
 Net Change........................................        2,214       752,205
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS             YEAR ENDED DECEMBER 31,
                          ENDED JUNE    ----------------------------------------------
                           30, 2000       1999      1998      1997     1996     1995
                          ----------    --------  --------  --------  -------  -------
Net Asset Value,
 Beginning of Period....   $ 198.49     $ 208.34  $ 179.98  $ 151.77  $141.31  $109.03
                           --------     --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.51         1.78      1.30      1.37     1.78     1.77
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (7.09)       17.51     42.44     48.76    23.69    37.91
                           --------     --------  --------  --------  -------  -------
 Total From Investment
  Operations............      (6.58)       19.29     43.74     50.13    25.47    39.68
                           --------     --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00        (1.78)    (1.31)    (1.35)   (1.82)   (1.71)
 Distributions From Net
  Realized Capital
  Gains.................       0.00       (27.36)   (14.07)   (20.57)  (13.19)   (5.69)
                           --------     --------  --------  --------  -------  -------
 Total Distributions....       0.00       (29.14)   (15.38)   (21.92)  (15.01)   (7.40)
                           --------     --------  --------  --------  -------  -------
Net Asset Value, End of
 Period.................   $ 191.91     $ 198.49  $ 208.34  $ 179.98  $151.77  $141.31
                           ========     ========  ========  ========  =======  =======
TOTAL RETURN (%)........       (3.3)(b)      9.4      24.4      33.5     18.1     36.5
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.72 (a)     0.74      0.78      0.82     0.85     0.85
Ratio of Operating
 Expenses to Average Net
 Assets after
 expense reductions
 (%) (c)................       0.71 (a)       --        --        --       --       --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       0.53 (a)     0.94      0.80      0.91     1.40     1.63
Portfolio Turnover Rate
 (%)....................        154 (a)      115       100        93      104       92
Net Assets, End of
 Period (000)...........   $404,128     $417,540  $281,557  $152,738  $82,330  $48,129
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --        --     0.91     1.06

(a)  Computed on an annualized basis.
(b)  Periods less than one year are not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGER: GERALD H. SCRIVER
WESTPEAK INVESTMENT ADVISORS, L.P.

[PHOTO]

Q: HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A: The Westpeak Stock Index Series returned -0.4% over the six months ending June 30, 2000. This compares to a return of -0.4% for the Standard & Poor's 500 Index/25/ and -0.6% for the Lipper Variable Products S&P 500 Index Fund Aver-age/16/. The Series remained fully invested in stocks that make up the S&P 500 Index. It is our strategy to weight the allocation of the Series virtually in the same proportion as the S&P 500 Index as a means to duplicate the perfor-mance of the Index.

Q: BRIEFLY DISCUSS THE INVESTMENT AND MARKET ENVIRONMENT DURING THE PAST TWELVE MONTHS.

A: The last twelve months exhibited a healthy market environment with the Standard & Poor's 500 Index returning 7.4% and the Russell 2000 Index returning 14.3%. Although the overall market returns were strong, the returns were not evenly distributed across all investment styles. Growth outperformed value over the past twelve months as the S&P/BARRA Growth Index returned +18.5% and the S&P/BARRA Value Index returned -5.1%. Although it appears that growth drove performance over the past twelve months, our research reveals that a relatively small group of stocks exhibiting high volatility and poor fundamental valuations actually led the market. Coincidentally, these same highly volatile stocks also embody growth attributes, explaining why growth indices outperformed the market. Although growth stocks outperformed value stocks over the past twelve months, the pendulum appears to have recently swung toward value stocks. The S&P/BARRA Value Index outperformed the S&P/BARRA Growth Index by over 8% in April and May of this year.

Q: WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A: Although the Fed did not raise interest rates at the June 28th meeting, there is still some concern about whether enough has been done to ensure that future growth will remain at acceptable levels. There is still evidence of ac-celerating inflation in the tight labor market, in rising commodity prices, and in the growing current-account deficit. The potential for accelerating infla-tion, coupled with slower growth, could cause corporate profits to weaken in the future. Stocks with below average P/E's, above-average growth, and the po-tential for positive earnings surprises will likely be the leaders in this type of market environment. We do not anticipate any significant changes in the man-agement of the portfolio in the coming months.

A $10,000 Investment compared to the S&P 500 index over the past 10 years

                                    [GRAPH]

                                     Westpeak
                                   Stock Index              S&P 500

            6/30/90                   $10,000               10,000
            6/30/91                   $10,714               10,739
            6/30/92                   $12,134               12,185
            6/30/93                   $13,742               13,840
            6/30/94                   $13,846               14,027
            6/30/95                   $17,429               17,682
            6/30/96                   $21,837               22,290
            6/30/97                   $29,243               29,995
            6/30/98                   $37,823               39,055
            6/30/99                   $46,205               47,938
            6/30/00                   $49,474               51,487

Average Annual Returns

                                                      Lipper Variable Products
                  Stock Index Series       S&P 500     S&P 500 Fund Index Avg.

 6 Months                 -0.4%              -0.4%              -0.6%
 1 Year                    7.1%               7.4%               6.9%
 3 Years                  19.2%              19.7%              19.3%
 5 Years                  23.2%              23.8%              23.4%
 10 Years                 17.3%              17.8%              17.4%
 Since Inception          15.6%              16.1%               n/a


[GRAPHIC] FUND FACTS

GOAL: Investment results that correspond to the composite price and yield performance of the S&P 500 Index.*

START DATE: March 30, 1987

SIZE: $282 million as of June 30, 2000

MANAGER: Gerald H. Scriver. Mr. Scriver has managed the Series since 1993; he has also managed Westpeak Growth and Income Series since August 1993, Nvest Growth and Income Fund since May 1995 and Nvest Capital Growth Fund since February 1998. Mr. Scriver joined Westpeak in July 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.
This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.
* "S&P 500(R)" and "500" are trademarks of the McGraw-Hill Companies, Inc. and references thereto have been made with permission. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--99.4% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE & DEFENSE--0.9%
  2,500 B.F. Goodrich Co.........................................   $     85,156
 19,454 Boeing Co. ..............................................        813,420
  4,500 General Dynamics Corp. ..................................        235,125
  8,830 Lockheed Martin Corp.....................................        219,094
  1,600 Northrop Grumman Corp....................................        106,000
  1,100 PerkinElmer, Inc.........................................         72,737
  7,600 Raytheon Co., Class B....................................        146,300
  3,300 Textron, Inc.............................................        179,231
  2,700 TRW, Inc. ...............................................        117,113
 10,700 United Technologies Corp. ...............................        629,963
                                                                    ------------
                                                                       2,604,139
                                                                    ------------

        AIRLINES--0.2%
  3,300 AMR Corp.(b).............................................         87,244
  2,900 Delta Air Lines, Inc.....................................        146,631
 11,300 Southwest Airlines Co. ..................................        213,994
  1,600 U.S. Airways Group, Inc.(b)..............................         62,400
                                                                    ------------
                                                                         510,269
                                                                    ------------

        APPAREL & TEXTILES--0.1%
  1,300 Liz Claiborne, Inc.......................................         45,825
  6,200 NIKE, Inc., Class B......................................        246,837
  1,300 Reebok International, Ltd.(b)............................         20,719
    700 Russell Corp. ...........................................         14,000
    400 Springs Industries, Inc. ................................         12,875
  2,600 VF Corp..................................................         61,912
                                                                    ------------
                                                                         402,168
                                                                    ------------

        AUTOMOTIVE--0.9%
  1,700 Cooper Tire & Rubber Co..................................         18,913
  3,722 Dana Corp................................................         78,860
 12,625 Delphi Automotive Systems Corp. .........................        183,852
 27,100 Ford Motor Co............................................      1,165,300
 12,400 General Motors Corp......................................        719,975
  3,500 Goodyear Tire & Rubber Co. ..............................         70,000
  2,000 ITT Industries, Inc......................................         60,750
  1,420 Navistar International Corp., Inc.(b)....................         44,109
  1,790 PACCAR, Inc..............................................         71,041
  3,548 Visteon Corp.(b).........................................         43,023
                                                                    ------------
                                                                       2,455,823
                                                                    ------------

        BANKS--5.1%
  8,750 AmSouth Bancorporation...................................        137,813
 38,324 Bank of America Corp.....................................      1,647,932
  7,800 BB&T Corp................................................        186,225
  4,700 Charter One Financial, Inc...............................        108,100
 27,810 Chase Manhattan Corp.....................................      1,280,998
 75,579 Citigroup, Inc...........................................      4,553,635
  3,500 Comerica, Inc. ..........................................        157,063

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        BANKS--(CONTINUED)
  6,900 Fifth Third Bancorp......................................   $    436,425
 22,170 First Union Corp.........................................        550,093
 20,485 Fleet Boston Financial Corp..............................        696,490
  5,174 Huntington Bancshares, Inc...............................         81,814
  3,900 J.P. Morgan & Company, Inc. .............................        429,488
 10,000 KeyCorp..................................................        176,250
 11,400 Mellon Financial Corp....................................        415,387
 13,800 National City Corp.......................................        235,462
  3,150 Old Kent Financial Corp..................................         84,262
  6,600 PNC Financial Services Group.............................        309,375
  4,900 Regions Financial Corp. .................................         97,387
  3,800 SouthTrust Corp..........................................         85,975
  3,900 Summit Bancorp...........................................         96,038
  7,200 SunTrust Banks, Inc......................................        328,950
  6,250 Synovus Financial Corp...................................        110,156
  3,200 Union Planters Corp. ....................................         89,400
  4,500 Wachovia Corp............................................        244,125
 12,913 Washington Mutual, Inc...................................        372,863
 37,030 Wells Fargo & Co.........................................      1,434,912
                                                                    ------------
                                                                      14,346,618
                                                                    ------------

        BANKS & THRIFTS--1.0%
 16,500 Bank of New York Co., Inc................................        767,250
 25,692 Bank One Corp............................................        682,444
 22,009 Firstar Corp.............................................        463,565
  5,000 Northern Trust Corp......................................        325,312
  3,600 State Street Corp. ......................................        381,825
 16,908 U.S. Bancorp.............................................        325,479
                                                                    ------------
                                                                       2,945,875
                                                                    ------------

        BROADCASTING--0.6%
 20,800 Comcast Corp.(b).........................................        842,400
 13,700 MediaOne Group, Inc.(b)..................................        905,912
                                                                    ------------
                                                                       1,748,312
                                                                    ------------

        BUSINESS SERVICES--1.3%
 14,100 Automatic Data Processing, Inc. .........................        755,231
  3,200 Ceridian Corp.(b)........................................         77,000
  3,800 Computer Sciences Corp.(b)...............................        283,813
  3,500 Convergys Corp.(b).......................................        181,563
 10,600 Electronic Data Systems Corp. ...........................        437,250
  6,940 IMS Health, Inc..........................................        124,920
  6,300 Interpublic Group of Companies, Inc......................        270,900
  2,200 NCR Corp.(b).............................................         85,662
  6,800 Network Appliance, Inc.(b)...............................        547,400
  4,000 Omnicom Group, Inc.......................................        356,250
  8,350 Paychex, Inc.............................................        350,700
  2,600 Quintiles Transnational Corp.(b).........................         36,725
  1,600 Young & Rubicam, Inc.....................................         91,500
                                                                    ------------
                                                                       3,598,914
                                                                    ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         CHEMICALS--1.4%
   1,600 Ashland, Inc............................................   $     56,100
   2,900 Ecolab, Inc.............................................        113,281
   8,900 Minnesota Mining & Manufactoring Co.....................        734,250
   8,200 Occidental Petroleum Corp...............................        172,712
   3,900 PPG Industries, Inc.....................................        172,819
   1,896 Sealed Air Corp.(b).....................................         99,303
   3,700 Sherwin-Williams Co.....................................         78,394
   2,200 Vulcan Materials Co. ...................................         93,912
   2,275 Westvaco Corp...........................................         56,448
   5,100 Air Products & Chemicals, Inc. .........................        157,144
   2,500 Avery Dennison Corp.....................................        167,813
  14,850 Dow Chemical Co.........................................        448,284
  23,377 E.I. Du Pont de Nemours.................................      1,022,744
   1,800 Eastman Chemical Co. ...................................         85,950
   2,825 Engelhard Corp. ........................................         48,202
   1,200 Great Lakes Chemical Corp...............................         37,800
   2,400 Hercules, Inc. .........................................         33,750
   3,600 Praxair, Inc. ..........................................        134,775
   4,885 Rohm & Haas Co..........................................        168,533
   3,000 Union Carbide Corp. ....................................        148,500
   1,600 W.R. Grace & Co.(b).....................................         19,400
                                                                    ------------
                                                                       4,050,114
                                                                    ------------

         COMPUTER HARDWARE--1.3%
   7,800 Analog Devices, Inc.(b).................................        592,800
  35,400 Sun Microsystems, Inc.(b)...............................      3,219,188
                                                                    ------------
                                                                       3,811,988
                                                                    ------------

         COMPUTER SOFTWARE & SERVICES--8.3%
   2,700 Adobe Systems, Inc......................................        351,000
  51,200 America Online, Inc.(b).................................      2,700,800
   1,400 Autodesk, Inc...........................................         48,563
   5,500 BMC Software, Inc.(b)...................................        200,664
  15,848 Cendant Corp.(b)........................................        221,872
  13,200 Computer Associates International, Inc..................        675,675
   8,100 Compuware Corp.(b)......................................         84,038
   3,400 Comverse Technology, Inc.(b)............................        316,200
   9,400 First Data Corp.........................................        466,475
   1,700 Mercury Interactive Corp.(b)............................        164,475
 116,700 Microsoft Corp.(b)......................................      9,336,000
   7,300 Novell, Inc.(b).........................................         67,525
  63,310 Oracle Corp.(b).........................................      5,321,997
   6,200 Parametric Technology Corp.(b)..........................         68,200
   6,000 Peoplesoft, Inc.(b).....................................        100,500
   1,300 Sapient Corp.(b)........................................        139,019
   4,282 Siebel Systems, Inc.(b).................................        700,375
   7,000 Unisys Corp.(b).........................................        101,938
   8,705 VERITAS Software Corp.(b)...............................        983,801
  11,840 Yahoo!, Inc.(b).........................................      1,466,680
                                                                    ------------
                                                                      23,515,797
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMPUTERS & BUSINESS EQUIPMENT--9.5%
   7,700 3Com Corp.(b)...........................................   $    443,712
   2,300 Adaptec, Inc.(b)........................................         52,325
   7,200 Apple Computer, Inc.(b).................................        377,100
   4,100 Cabletron Systems, Inc.(b)..............................        103,525
 153,400 Cisco Systems, Inc.(b)..................................      9,750,488
   4,000 Citrix Systems, Inc.(b).................................         75,750
  37,947 Compaq Computer Corp....................................        970,020
  57,500 Dell Computer Corp.(b)..................................      2,835,469
  45,662 EMC Corp.(b)............................................      3,513,120
   7,100 Gateway, Inc.(b)........................................        402,925
  22,500 Hewlett-Packard Co......................................      2,809,687
  40,400 International Business Machines Corp....................      4,426,325
   2,900 Lexmark International Group, Inc.(b)....................        195,025
   5,900 Pitney Bowes, Inc.......................................        236,000
   5,100 Seagate Technology, Inc.(b).............................        280,500
  14,900 Xerox Corp..............................................        309,175
                                                                    ------------
                                                                      26,781,146
                                                                    ------------

         CONSTRUCTION--0.1%
     900 Armstrong Holdings, Inc.................................         13,781
   1,300 Centex Corp.............................................         30,550
   1,700 Fluor Corp..............................................         53,763
   1,100 Kaufman & Broad Home Corp...............................         21,794
  10,000 Masco Corp..............................................        180,625
   1,200 Owens Corning...........................................         11,100
   1,000 Pulte Corp..............................................         21,625
                                                                    ------------
                                                                         333,238
                                                                    ------------

         CONSUMER GOODS & SERVICES--0.1%
   1,900 Black & Decker Corp.....................................         74,694
   1,900 Maytag Corp.............................................         70,062
   6,323 McKesson HBOC, Inc......................................        132,388
   1,700 Whirlpool Corp..........................................         79,263
                                                                    ------------
                                                                         356,407
                                                                    ------------
         DRUGS--8.4%
   2,900 Allergan, Inc...........................................        216,050
   2,300 ALZA Corp.(b)...........................................        135,988
  29,300 American Home Products Corp.............................      1,721,375
  22,900 Amgen, Inc.(b)..........................................      1,608,725
   3,341 Biogen, Inc.(b).........................................        215,495
  44,460 Bristol-Myers Squibb Co.................................      2,589,795
   6,300 Cardinal Health, Inc....................................        466,200
  24,500 Eli Lilly & Co. ........................................      2,446,937
   4,600 Medimmune Inc.(b).......................................        340,400
  52,400 Merck & Co., Inc........................................      4,015,150
 139,875 Pfizer, Inc. ...........................................      6,714,000
  28,061 Pharmacia Corp..........................................      1,450,403
  32,900 Schering-Plough Corp....................................      1,661,450

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DRUGS--(CONTINUED)
  2,300 Sigma-Aldrich Corp.......................................   $     67,275
  2,200 Watson Pharmaceuticals, Inc.(b)..........................        118,250
                                                                    ------------
                                                                      23,767,493
                                                                    ------------

        ELECTRIC UTILITIES--1.7%
  9,700 AES Corp.(b).............................................        442,563
  3,100 Ameren Corp..............................................        104,625
  7,280 American Electric Power, Inc.............................        215,670
  3,611 Cinergy Corp.............................................         91,855
  2,600 CMS Energy Corp..........................................         57,525
  5,000 Consolidated Edison, Inc. ...............................        148,125
  3,400 Constellation Energy Group...............................        110,713
  3,600 CP&L Energy, Inc.........................................        114,975
  5,350 Dominion Resources, Inc..................................        229,381
  3,300 DTE Energy Co............................................        100,856
  8,227 Duke Energy Co. .........................................        463,797
  7,800 Edison International.....................................        159,900
  5,500 Entergy Corp.............................................        149,531
  5,200 FirstEnergy Corp.........................................        121,550
  2,200 Florida Progress Corp....................................        103,125
  4,000 FPL Group, Inc...........................................        198,000
  2,800 GPU, Inc.................................................         75,775
  2,600 New Century Energies, Inc................................         78,000
  4,000 Niagara Mohawk Holdings, Inc.(b).........................         55,750
  3,500 Northern States Power Co.................................         70,656
  4,200 PECO Energy Co...........................................        169,312
  8,600 PG&E Corp................................................        211,775
  1,900 Pinnacle West Capital Corp...............................         64,363
  3,200 PPL Corp.................................................         70,200
  4,900 Public Service Enterprise Group, Inc.....................        169,662
  6,648 Reliant Energy, Inc. ....................................        196,531
 15,100 Southern Co. ............................................        352,019
  6,225 TXU Corp.................................................        183,638
  4,900 Unicom Corp..............................................        189,569
                                                                    ------------
                                                                       4,699,441
                                                                    ------------

        ELECTRONICS--4.2%
 10,181 Agilent Technologies, Inc.(b)............................        750,849
  4,300 American Power Conversion Corp...........................        175,494
  1,830 Andrew Corp.(b)..........................................         61,419
  2,100 Cooper Industries, Inc. .................................         68,381
  6,200 Corning, Inc. ...........................................      1,673,225
  1,700 Eaton Corp...............................................        113,900
  9,700 Emerson Electric Co......................................        585,638
 17,800 Honeywell International, Inc. ...........................        599,637
  1,900 Johnson Controls, Inc....................................         97,494
 71,484 Lucent Technologies, Inc.................................      4,235,427
  1,000 Millipore Corp...........................................         75,375
  4,375 Molex, Inc...............................................        210,547
  4,600 PE Corp..................................................        303,025

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ELECTRONICS--(CONTINUED)
   4,300 Rockwell International Corp.............................   $    135,450
   3,100 Sanmina Corp.(b)........................................        265,050
   3,500 Scientific-Atlanta, Inc. ...............................        260,750
  13,300 Solectron Corp.(b)......................................        556,938
   1,050 Tektronix, Inc.(b)......................................         77,700
   9,000 Tellabs, Inc.(b)........................................        615,937
   3,800 Teradyne, Inc.(b).......................................        279,300
   3,500 Thermo Electron Corp.(b)................................         73,719
   1,300 Thomas & Betts Corp.....................................         24,862
   2,100 W.W. Grainger, Inc......................................         64,706
   7,200 Xilinx, Inc.(b).........................................        594,450
                                                                    ------------
                                                                      11,899,273
                                                                    ------------

         ENERGY RESERVES--4.6%
   2,000 Amerada Hess Corp. .....................................        123,500
   2,900 Anadarko Petroleum Corp.................................        143,006
   2,600 Apache Corp.............................................        152,913
   4,862 Burlington Resources, Inc...............................        185,972
  14,700 Chevron Corp............................................      1,246,744
   4,800 Coastal Corp............................................        292,200
  14,000 Conoco, Inc., Class B...................................        343,875
  77,442 Exxon Mobil Corp........................................      6,079,197
   5,700 Phillips Petroleum Co...................................        288,919
  48,081 Royal Dutch Petroleum Co. (ADR).........................      2,959,986
  12,400 Texaco, Inc. ...........................................        660,300
   4,703 Transocean Sedco Forex, Inc.............................        251,317
   5,664 Union Pacific Resources Group, Inc......................        124,608
   5,400 Unocal Corp. ...........................................        178,875
                                                                    ------------
                                                                      13,031,412
                                                                    ------------

         ENVIRONMENTAL SERVICES--0.1%
   4,200 Allied Waste Industries, Inc.(b)........................         42,000
  13,900 Waste Management, Inc...................................        264,100
                                                                    ------------
                                                                         306,100
                                                                    ------------

         FINANCIAL SERVICES--6.4%
  30,100 American Express Co.....................................      1,568,963
   5,800 Aon Corp. ..............................................        180,163
  16,302 Associates First Capital Corp...........................        363,738
   4,400 Capital One Financial Corp..............................        196,350
   2,500 Countrywide Credit Industries, Inc......................         75,781
   3,620 Dun & Bradstreet Corp. .................................        103,623
   3,200 Equifax, Inc............................................         84,000
  15,600 Federal Home Loan Mortgage Corp. .......................        631,800
  23,000 Federal National Mortgage Association...................      1,200,313
 220,700 General Electric Co.....................................     11,697,100
   2,200 H & R Block, Inc........................................         71,225
  10,553 Household International, Inc............................        438,609
   6,000 Marsh & McLennan Companies, Inc.........................        626,625
  17,970 MBNA Corp...............................................        487,436

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        FINANCIAL SERVICES--(CONTINUED)
  3,150 Providian Financial Corp.................................   $    283,500
  3,600 SLM Holding Corp. .......................................        134,775
                                                                    ------------
                                                                      18,144,001
                                                                    ------------

        FOOD & BEVERAGES--3.1%
 13,565 Archer-Daniels-Midland Co................................        133,107
  6,300 Bestfoods................................................        436,275
  9,600 Campbell Soup Co.........................................        279,600
 11,000 ConAgra, Inc.............................................        209,688
 55,400 Coca-Cola Co.............................................      3,182,038
  9,500 Coca-Cola Enterprises, Inc...............................        154,969
  6,800 General Mills, Inc.......................................        260,100
  8,000 H. J. Heinz Co...........................................        350,000
  3,100 Hershey Foods Corp.......................................        150,350
  9,100 Kellogg Co...............................................        270,725
  7,300 Nabisco Group Holdings Corp. ............................        189,344
  3,000 Quaker Oats Co...........................................        225,375
 20,400 Sara Lee Corp............................................        393,975
  3,100 Supervalu, Inc...........................................         59,094
  7,400 Sysco Corp...............................................        311,725
 12,828 Unilever N.V.(ADR).......................................        551,604
  2,600 William Wrigley Jr. Co...................................        208,487
 32,600 PepsiCo, Inc. ...........................................      1,448,662
                                                                    ------------
                                                                       8,815,118
                                                                    ------------

        FREIGHT TRANSPORTATION--0.1%
  6,460 FedEx Corp.(b)...........................................        245,480
                                                                    ------------

        GAS & PIPELINE UTILITIES--0.2%
  1,800 Columbia Energy Group....................................        118,125
  5,100 El Paso Energy Corp......................................        259,781
  1,100 Nicor, Inc...............................................         35,888
    700 ONEOK, Inc...............................................         18,156
    800 Peoples Energy Corp......................................         25,900
  4,555 Sempra Energy............................................         77,435
                                                                    ------------
                                                                         535,285
                                                                    ------------

        HEALTH CARE--PRODUCTS--3.4%
 34,500 Abbott Laboratories......................................      1,537,406
  1,200 Bausch & Lomb, Inc.......................................         92,850
  6,500 Baxter International, Inc................................        457,031
  5,600 Becton, Dickinson & Co...................................        160,650
  2,500 Biomet, Inc..............................................         96,094
  9,300 Boston Scientific Corp.(b)...............................        204,019
  1,100 C.R. Bard, Inc...........................................         52,938
  6,900 Guidant Corp.(b).........................................        341,550
 31,200 Johnson & Johnson........................................      3,178,500
  1,500 Mallinckrodt, Inc........................................         65,156
 26,800 Medtronic, Inc...........................................      1,334,975
  1,900 St. Jude Medical, Inc.(b)................................         87,162
 37,956 Tyco International, Ltd..................................      1,798,165
                                                                    ------------
                                                                       9,406,496
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        HEALTH CARE--SERVICES--0.4%
 12,586 HCA-The Healthcare Co. ..................................   $    382,300
  8,700 HEALTHSOUTH Corp.(b).....................................         62,531
  3,800 Humana, Inc.(b)..........................................         18,525
  2,300 Manor Care, Inc.(b)......................................         16,100
  7,000 Tenet Healthcare Corp.(b)................................        189,000
  3,800 UnitedHealth Group, Inc..................................        325,850
  1,400 WellPoint Health Networks, Inc.(b).......................        101,412
                                                                    ------------
                                                                       1,095,718
                                                                    ------------

        HOTELS & RESTAURANTS--0.5%
  2,900 Darden Restaurants, Inc..................................         47,125
  2,850 Harrah's Entertainment, Inc.(b)..........................         59,672
  8,300 Hilton Hotels Corp.......................................         77,812
  5,600 Marriott International, Inc..............................        201,950
 30,400 McDonald's Corp..........................................      1,001,300
  3,420 Tricon Global Restaurants, Inc.(b).......................         96,615
  2,700 Wendy's International, Inc. .............................         48,094
                                                                    ------------
                                                                       1,532,568
                                                                    ------------

        HOUSEHOLD PRODUCTS--1.9%
  1,300 Alberto-Culver Co., Class B..............................         39,731
  1,400 American Greetings Corp..................................         26,600
  5,400 Avon Products, Inc. .....................................        240,300
  1,500 Brown-Forman Corp., Class B..............................         80,625
  5,300 Clorox Co................................................        237,506
 13,100 Colgate-Palmolive Co.....................................        784,363
  3,700 Fortune Brands, Inc......................................         85,331
 24,100 Gillette Co. ............................................        841,994
  2,400 International Flavours & Fragrances, Inc.................         72,450
 12,412 Kimberly-Clark Corp. ....................................        712,139
  4,400 Leggett & Platt, Inc. ...................................         72,600
  6,307 Newell Rubbermaid, Inc...................................        162,405
 29,520 Procter & Gamble Co. ....................................      1,690,020
  6,800 Ralston Purina Co........................................        135,575
  1,300 Tupperware Corp..........................................         28,600
                                                                    ------------
                                                                       5,210,239
                                                                    ------------

        INDUSTRIAL PARTS & MACHINERY--0.6%
    500 Briggs & Stratton Corp...................................         17,125
  8,000 Caterpillar, Inc.........................................        271,000
  1,500 Crane Co.................................................         36,469
    900 Cummins Engine, Inc......................................         24,525
  3,200 Danaher Corp.............................................        158,200
  5,200 Deere & Co...............................................        192,400
  4,600 Dover Corp...............................................        186,588
  4,000 Genuine Parts Co.........................................         80,000
  6,700 Illinois Tool Works, Inc.................................        381,900
  3,700 Ingersoll-Rand Co........................................        148,925
  1,300 McDermott International, Inc.............................         11,456
    900 National Service Industries, Inc. .......................         17,550

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INDUSTRIAL PARTS & MACHINERY--(CONTINUED)
  2,800 Pall Corp. ..............................................   $     51,800
  2,550 Parker Hannifin Corp.....................................         87,337
  1,350 Snap-On, Inc.............................................         35,944
  2,000 Stanley Works............................................         47,500
  1,400 Timken Co................................................         26,075
                                                                    ------------
                                                                       1,774,794
                                                                    ------------

        INDUSTRIAL SERVICES--0.0%
  1,300 Ryder Systems, Inc. .....................................         24,619
                                                                    ------------

        LEISURE--0.4%
  2,100 Brunswick Corp...........................................         34,781
 13,800 Carnival Corp............................................        269,100
  7,050 Eastman Kodak Co.........................................        419,475
  6,828 Harley-Davidson, Inc.....................................        262,878
  3,975 Hasbro, Inc..............................................         59,873
  9,450 Mattel, Inc..............................................        124,622
  1,000 Polaroid Corp. ..........................................         18,062
                                                                    ------------
                                                                       1,188,791
                                                                    ------------

        LIFE INSURANCE--0.6%
  3,183 Aetna, Inc...............................................        204,309
  6,000 Aflac Inc. ..............................................        275,625
  5,498 American General Corp....................................        335,378
  3,800 CIGNA Corp...............................................        355,300
  7,307 Conseco, Inc.............................................         71,243
  2,337 Jefferson-Pilot Corp.....................................        131,894
  4,400 Lincoln National Corp., Inc..............................        158,950
  2,900 Torchmark Corp...........................................         71,594
                                                                    ------------
                                                                       1,604,293
                                                                    ------------

        LIQUOR--0.5%
    800 Adolph Coors Co., Class B................................         48,400
 10,400 Anheuser-Busch Companies, Inc............................        776,750
  9,700 Seagram Company, Ltd.....................................        562,600
                                                                    ------------
                                                                       1,387,750
                                                                    ------------

        MEDIA & ENTERTAINMENT--2.6%
  7,600 Clear Channel Communications(b)..........................        570,000
 46,394 The Walt Disney Co.......................................      1,800,667
 28,800 Time Warner, Inc.........................................      2,188,800
  6,950 Tribune Co...............................................        243,250
 34,175 Viacom, Inc. Class B(b)..................................      2,330,308
                                                                    ------------
                                                                       7,133,025
                                                                    ------------

        METALS & MINING--0.4%
  4,900 Alcan Aluminium, Ltd.....................................        151,900
 19,568 Alcoa, Inc. .............................................        567,472

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        METALS & MINING--(CONTINUED)
  1,866 Allegheny Technologies, Inc. ............................   $     33,588
    700 Ball Corp................................................         22,531
  2,900 Bethlehem Steel Corp.(b).................................         10,331
  2,900 Crown Cork & Seal Company, Inc...........................         43,500
  4,300 Inco, Ltd.(b)............................................         66,112
  2,000 Nucor Corp...............................................         66,375
  1,847 Phelps Dodge Corp........................................         68,685
  2,020 USX-U.S. Steel Group.....................................         37,496
  2,000 Worthington Industries, Inc..............................         21,000
                                                                    ------------
                                                                       1,088,990
                                                                    ------------

        MINING--COAL--0.0%
    393 Arch Coal, Inc...........................................          3,021
                                                                    ------------

        NATURAL GAS--0.0%
    600 Eastern Enterprises......................................         37,800
                                                                    ------------

        OIL SERVICES--0.6%
  7,400 Baker Hughes, Inc........................................        236,800
    700 FMC Corp.(b).............................................         40,600
  9,900 Halliburton Co...........................................        467,156
  2,100 Rowan Companies, Inc.(b).................................         63,788
 12,300 Schlumberger, Ltd........................................        917,887
                                                                    ------------
                                                                       1,726,231
                                                                    ------------

        OIL--FOREIGN--0.0%
  2,138 Kerr-Mcgee Corp..........................................        126,008
                                                                    ------------

        OIL--REFINING & DISTRIBUTION--0.6%
 16,000 Enron Corp...............................................      1,032,000
  2,000 Sunoco, Inc..............................................         58,875
  3,200 Tosco Corp...............................................         90,600
  7,000 USX-Marathon Group.......................................        175,437
  9,700 Williams Companies, Inc..................................        404,369
                                                                    ------------
                                                                       1,761,281
                                                                    ------------

        PACKAGING--0.0%
  3,400 Owens-Illinois, Inc.(b)..................................         39,737
  3,800 Pactiv Corp.(b)..........................................         29,925
                                                                    ------------
                                                                          69,662
                                                                    ------------

        PAPER & FOREST PRODUCTS--0.4%
  1,200 Bemis Co.................................................         40,350
  1,233 Boise Cascade Corp.......................................         31,904
  4,900 Fort James Corp..........................................        113,313
  3,800 Georgia-Pacific Corp.....................................         99,750
 10,845 International Paper Co...................................        323,318
  2,400 Louisiana-Pacific Corp...................................         26,100
  2,300 Mead Corp................................................         58,075
    600 Potlatch Corp............................................         19,875
  1,300 Temple-Inland, Inc.......................................         54,600

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        PAPER & FOREST PRODUCTS--(CONTINUED)
  5,300 Weyerhaeuser Co..........................................   $    227,900
  2,500 Willamette Industries, Inc...............................         68,125
                                                                    ------------
                                                                       1,063,310
                                                                    ------------

        PRECIOUS METAL--0.1%
  8,800 Barrick Gold Corp. ......................................        160,050
  3,700 Freeport McMoran Copper & Gold, Class B(b)...............         34,225
  5,800 Homestake Mining Co......................................         39,875
  3,741 Newmont Mining Corp. ....................................         80,899
  7,300 Placer Dome, Inc. .......................................         69,806
                                                                    ------------
                                                                         384,855
                                                                    ------------

        PROPERTY & CASUALTY INSURANCE--2.1%
 18,072 Allstate Corp............................................        402,102
 34,682 American International Group, Inc. ......................      4,075,135
  3,900 Chubb Corp. .............................................        239,850
  3,700 Cincinnati Financial Corp................................        116,319
  5,000 Hartford Financial Services Group........................        279,688
  2,400 Loews Corp...............................................        144,000
  2,200 MBIA, Inc................................................        106,012
  2,400 MGIC Investment Corp.....................................        109,200
  1,600 Progressive Corp. .......................................        118,400
  2,900 Safeco Corp..............................................         57,638
  5,070 St. Paul Companies, Inc..................................        173,014
  5,371 UnumProvident Corp.......................................        107,756
                                                                    ------------
                                                                       5,929,114
                                                                    ------------

        PUBLISHING--0.5%
  1,600 Deluxe Corp..............................................         37,700
  2,000 Dow Jones & Company, Inc. ...............................        146,500
  6,300 Gannett Company, Inc.....................................        376,819
  1,600 Harcourt General, Inc. ..................................         87,000
  1,700 Knight-Ridder, Inc.......................................         90,419
  4,400 McGraw Hill Companies, Inc. .............................        237,600
  1,200 Meredith Corp............................................         40,500
  3,800 New York Times Co. ......................................        150,100
  2,800 R.R. Donnelley & Sons Co.................................         63,175
                                                                    ------------
                                                                       1,229,813
                                                                    ------------

        RAILROADS & EQUIPMENT--0.3%
 10,266 Burlington Northern Santa Fe.............................        235,476
  4,900 CSX Corp.................................................        103,819
  2,500 Kansas City Southern Industries, Inc.(b).................        221,719
  8,600 Norfolk Southern Corp....................................        127,925
  5,600 Union Pacific Corp.......................................        208,250
                                                                    ------------
                                                                         897,189
                                                                    ------------

        RETAIL--CLOTHING--0.4%
 19,112 Gap, Inc.................................................        597,250
  9,616 Limited, Inc.............................................        207,946

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        RETAIL--CLOTHING--(CONTINUED)
  3,000 Nordstrom, Inc...........................................   $     72,375
  7,000 TJX Companies, Inc.......................................        131,250
                                                                    ------------
                                                                       1,008,821
                                                                    ------------

        RETAIL--DEPARTMENT STORE--2.8%
  9,978 Costco Wholesale Corp.(b)................................        329,274
  2,400 Dillard's, Inc. .........................................         29,400
  4,700 Federated Department Stores, Inc.(b).....................        158,625
  5,800 J.C. Penney Company, Inc.................................        106,937
 10,900 Kmart Corp.(b)...........................................         74,256
  7,300 Kohl's Corp.(b)..........................................        406,062
  7,500 May Department Stores Co.................................        180,000
  8,500 Sears, Roebuck & Co. ....................................        277,312
  9,800 Target Corp..............................................        568,400
 99,900 Wal Mart Stores Inc. ....................................      5,756,737
                                                                    ------------
                                                                       7,887,003
                                                                    ------------

        RETAIL--FOOD & DRUG--0.5%
  9,528 Albertson's, Inc.........................................        316,806
    900 Great Atlantic & Pacific Tea Co..........................         14,963
 18,700 Kroger Co.(b)............................................        412,569
 11,400 Safeway, Inc.(b).........................................        514,425
  4,200 Starbucks Corp.(b).......................................        160,388
  3,300 Winn-Dixie Stores, Inc...................................         47,231
                                                                    ------------
                                                                       1,466,382
                                                                    ------------

        RETAIL--SPECIALTY--1.9%
  3,100 Autozone, Inc.(b)........................................         68,200
  3,100 Bed Bath & Beyond, Inc.(b)...............................        112,375
  4,600 Best Buy Company, Inc.(b)................................        290,950
  4,600 Circuit City Stores, Inc.................................        152,663
  2,500 Consolidated Stores Corp.(b).............................         30,000
  8,800 CVS Corp.................................................        352,000
  7,390 Dollar General Corp......................................        144,105
 51,619 Home Depot, Inc..........................................      2,577,724
    900 Longs Drug Stores Corp...................................         19,575
  8,600 Lowe's Companies, Inc....................................        353,138
      1 Neiman Marcus Group, Inc. Class B(b).....................             28
  7,400 Office Depot, Inc.(b)....................................         46,250
  4,300 RadioShack Corp..........................................        203,712
  5,800 Rite Aid Corp.(b)........................................         38,062
 10,550 Staples, Inc.(b).........................................        162,206
  1,600 Tiffany & Co.............................................        108,000
  5,375 Toys "R" Us, Inc.(b).....................................         78,273
 22,600 Walgreen Co..............................................        727,437
                                                                    ------------
                                                                       5,464,698
                                                                    ------------

        SECURITIES & ASSET MANAGEMENT--1.8%
  2,530 Bear Stearns Companies, Inc..............................        105,311
 29,775 Charles Schwab Corp......................................      1,001,184

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SECURITIES & ASSET MANAGEMENT--(CONTINUED)
  5,600 Franklin Resources, Inc..................................   $    170,100
  2,700 Lehman Brothers Holdings, Inc............................        255,319
  8,300 Merrill Lynch & Co., Inc.................................        954,500
 25,598 Morgan Stanley Dean Witter & Co. ........................      2,131,033
  3,200 Paine Webber Group, Inc..................................        145,600
  2,700 T. Rowe Price Associates, Inc............................        114,750
                                                                    ------------
                                                                       4,877,797
                                                                    ------------

        SEMICONDUCTORS--7.2%
  3,300 Advanced Micro Devices, Inc.(b)..........................        254,925
  4,500 Altera Corp.(b)..........................................        458,719
 17,200 Applied Materials, Inc.(b)...............................      1,558,750
  4,800 Broadcom Corp.(b)........................................      1,051,200
  4,766 Conexant Systems, Inc.(b)................................        231,747
 74,900 Intel Corp...............................................     10,013,194
  4,100 KLA-Tencor Corp.(b)......................................        240,106
  6,973 Linear Technology Corp...................................        445,836
  6,700 LSI Logic Corp.(b).......................................        362,637
  6,200 Maxim Integrated Products, Inc.(b).......................        421,212
 12,100 Micron Technology, Inc.(b)...............................      1,065,556
 47,655 Motorola, Inc............................................      1,384,973
  3,800 National Semiconductor Corp.(b)..........................        215,650
  2,800 Novellus Systems, Inc.(b)................................        158,375
 36,500 Texas Instruments, Inc...................................      2,507,094
                                                                    ------------
                                                                      20,369,974
                                                                    ------------

        TELECOMMUNICATIONS--8.7%
  6,700 ADC Telecommunications, Inc.(b)..........................        561,963
  7,000 ALLTEL Corp..............................................        433,563
 71,653 AT & T Corp..............................................      2,266,026
 34,852 Bell Atlantic Corp.......................................      1,770,917
 42,200 Bellsouth Corp...........................................      1,798,775
  3,100 Centurytel, Inc..........................................         89,125
 17,485 Global Crossing, Ltd.(b).................................        460,074
 21,800 GTE Corp.................................................      1,357,050
 16,400 Nextel Communications, Inc.(b)...........................      1,003,475
 64,700 Nortel Networks Corp.....................................      4,415,775
 16,500 QUALCOMM, Inc.(b)........................................        990,000
 76,473 SBC Communications, Inc..................................      3,307,457
 19,500 Sprint Corp. (FON Group).................................        994,500
 19,300 Sprint Corp. (PCS Group)(b)..............................      1,148,350
 11,292 U S West, Inc. ..........................................        968,289
 63,655 WorldCom, Inc.(b)........................................      2,920,173
                                                                    ------------
                                                                      24,485,512
                                                                    ------------

        THRIFTS--0.1%
  3,600 Golden West Financial Corp...............................        146,925
                                                                    ------------

                                                                     VALUE
   SHARES                                                          (NOTE 1A)

            TOBACCO--0.5%
     53,100 Philip Morris Companies, Inc.......................   $  1,410,469
      3,800 UST, Inc...........................................         55,812
                                                                  ------------
                                                                     1,466,281
                                                                  ------------

            TRAVEL SERVICES--0.0%
      2,883 Sabre Holdings Corp.(b)............................         82,172
                                                                  ------------
            Total Common Stocks (Identified Cost $159,337,649).    280,835,543
                                                                  ------------

SHORT-TERM INVESTMENT--0.9%

    FACE
   AMOUNT

 $2,533,000 Repurchase Agreement with State Street Corp. dated
             6/30/2000 at 5.250% to be repurchased at
             $2,534,108 on 7/3/2000, collateralized by
             $2,270,000 U.S. Treasury Bonds, 7.125% due
             2/15/2023 with a value of $2,584,963..............   $  2,533,000
                                                                  ------------
            Total Short-Term Investment
             (Identified Cost $2,533,000)......................      2,533,000
                                                                  ------------
            Total Investments--100.3% (Identified Cost
             $161,870,649)(a)..................................    283,368,543
            Other assets less liabilities......................       (897,346)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $282,471,197
                                                                  ============

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $161,870,649 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $131,664,434
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (10,166,540)
                                                                   ------------
   Net unrealized appreciation...................................  $121,497,894
                                                                   ============

(b) Non-income producing security.

Key to Abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value.................................             $283,368,543
 Cash.................................................                    1,994
 Receivable for:
 Securities sold......................................                  185,942
 Fund shares sold.....................................                  872,360
 Dividends and interest...............................                  216,827
                                                                   ------------
  Total Assets........................................              284,645,666
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $  726,292
 Securities purchased.................................   1,260,876
 Accrued expenses:
 Management fees......................................      57,934
 Deferred trustees fees...............................      89,942
 Other expenses.......................................      39,425
                                                        ----------
  Total Liabilities...................................                2,174,469
                                                                   ------------
NET ASSETS............................................             $282,471,197
                                                                   ============
 Net assets consist of:
 Capital paid in......................................             $158,120,422
 Undistributed net investment income..................                1,158,878
 Accumulated net realized gains (losses)..............                1,694,003
 Unrealized appreciation (depreciation) on
  investments.........................................              121,497,894
                                                                   ------------
NET ASSETS............................................             $282,471,197
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($282,471,197 divided by 1,228,747 shares of
 beneficial interest).................................             $     229.89
                                                                   ============
Identified cost of investments........................             $161,870,649
                                                                   ============

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
 Dividends...........................................            $ 1,539,737(a)
 Interest............................................                 67,839
                                                                 -----------
                                                                   1,607,576
EXPENSES
 Management fees.....................................  $338,353
 Trustees' fees and expenses.........................     8,065
 Custodian...........................................    54,253
 Audit and tax services..............................     5,671
 Legal...............................................     3,344
 Printing............................................    29,054
 Miscellaneous.......................................     1,402
                                                       --------
 Total expenses before reductions....................   440,142
 Expense reductions..................................    (1,330)     438,812
                                                       --------  -----------
NET INVESTMENT INCOME................................              1,168,764
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net....................................              1,633,591
 Unrealized appreciation (depreciation) on:
 Investments--net....................................             (3,842,931)
                                                                 -----------
Net gain (loss)......................................             (2,209,340)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................            $(1,040,576)
                                                                 ===========

(a)  Net of foreign taxes of $8,605.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  1,168,764  $  2,211,404
 Net realized gain (loss)..........................    1,633,591     3,248,314
 Unrealized appreciation (depreciation)............   (3,842,931)   37,018,278
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (1,040,576)   42,477,996
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0    (2,211,406)
 In excess of net investment income................                    (16,846)
 Net realized gain.................................            0    (3,918,766)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................            0    (6,147,018)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   63,963,209    98,861,454
 Reinvestment of distributions.....................            0     6,147,018
 Cost of shares redeemed...........................  (50,202,727)  (57,866,390)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   13,760,482    47,142,082
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   12,719,906    83,473,060

NET ASSETS
 Beginning of the period...........................  269,751,291   186,278,231
                                                    ------------  ------------
 End of the period................................. $282,471,197  $269,751,291
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $  1,158,878  $     (9,886)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................      282,761       465,233
 Issued in reinvestment of distributions...........            0        27,019
 Redeemed..........................................     (222,554)     (272,517)
                                                    ------------  ------------
 Net Change........................................       60,207       219,735
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS             YEAR ENDED DECEMBER 31,
                          ENDED JUNE    ----------------------------------------------
                           30, 2000       1999      1998      1997     1996     1995
                          ----------    --------  --------  --------  -------  -------
Net Asset Value,
 Beginning of Period....   $ 230.84     $ 196.33  $ 155.76  $ 119.62  $100.09  $ 75.35
                           --------     --------  --------  --------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.95         1.94      1.92      1.86     1.91     1.88
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (1.90)       38.00     41.60     36.95    20.58    25.89
                           --------     --------  --------  --------  -------  -------
 Total From Investment
  Operations............      (0.95)       39.94     43.52     38.81    22.49    27.77
                           --------     --------  --------  --------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00        (1.94)    (1.91)    (1.86)   (1.93)   (1.85)
 Distributions in Excess
  of Net Investment
  Income................       0.00        (0.01)     0.00      0.00     0.00     0.00
 Distributions From Net
  Realized Capital
  Gains.................       0.00        (3.48)    (1.04)    (0.67)   (1.03)   (1.18)
 Distributions in Excess
  of Net Realized
  Capital Gains.........       0.00         0.00      0.00     (0.14)    0.00     0.00
                           --------     --------  --------  --------  -------  -------
 Total Distributions....       0.00        (5.43)    (2.95)    (2.67)   (2.96)   (3.03)
                           --------     --------  --------  --------  -------  -------
Net Asset Value, End of
 Period.................   $ 229.89     $ 230.84  $ 196.33  $ 155.76  $119.62  $100.09
                           ========     ========  ========  ========  =======  =======
TOTAL RETURN (%)........       (0.4)(b)     20.4      27.9      32.5     22.5     36.9
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       0.32 (a)     0.35      0.37      0.40     0.40     0.40
Ratio of Operating
 Expenses to Average Net
 Assets after expense
 reductions (%) (c).....       0.32 (a)       --        --        --       --       --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       0.86 (a)     0.99      1.16      1.41     1.84     2.20
Portfolio Turnover Rate
 (%)....................          2 (a)        3         3         3        4        5
Net Assets, End of
 Period (000)...........   $282,471     $269,751  $186,278  $126,584  $80,764  $58,671
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --           --        --      0.43     0.50     0.54

(a) Computed on an annualized basis.
(b) Periods less than one year are not computed on an annualized basis.
(c) The Series has entered into arrangements with certain brokers who paid a portion of the Series expenses.

                See accompanying notes to financial statements.

MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES
PORTFOLIO MANAGER: FRANCINE J. BOVICH MORGAN STANLEY ASSET MANAGEMENT

[PHOTO]

Q. HOW DID THE SERIES PERFORM DURING THE PAST SIX MONTHS RELATIVE TO ITS INDEX AND RELATIVE TO ITS PEERS?

A. For the six month period ended June 30, 2000, the Morgan Stanley Interna-tional Magnum Equity Series returned -2.1% compared to the -4.1 return of the MSCI EAFE Index/18/. The Lipper Variable Products International Fund Aver-age/12/ returned -3.6% for the same period.

Q. BRIEFLY DISCUSS THE INVESTMENT AND MARKET CONDITIONS DURING THE PAST SIX MONTHS.

A. The first half of the year proved to be a difficult environment for international investors as market volatility and inflation concerns hampered equity returns. The new millennium began with a continuation of the theme seen at the end of 1999. First quarter returns were dominated by high-flying technology and telecomm stocks, which soared to unprecedented levels and valuations. The tide turned during the middle of March as investors took profits on fears of an overheating U.S. economy and the consequent interest rate hikes cooled investor enthusiasm for these technology and telecomm stocks and sent these sectors into a nosedive. This theme continued throughout the whole of the second quarter. The beneficiaries of this changing tide were the recently overlooked defensive sectors. International markets reacted to the volatility evident in the U.S. market, and the sharp NASDAQ declines in April heightened investor skittishness regarding U.S. interest rates. However, towards the end of June, most markets rebounded as economic numbers pointed to a "soft landing" for the U.S. economy, allaying investor fears of sharply tighter U.S. interest rates.

Europe was relatively the best performer of all EAFE regions in the first six months of the year, falling only 3.1% in U.S. dollar terms, but managing to rise 1.6% in local currency. The U.S. dollar return was negative due primarily to the depreciation of the euro throughout most of the period. The euro currency reached its high for the year in early January at $1.04 and proceeded to depreciate almost 15%, hitting a low of $0.89 before managing to climb to $0.95 by the end of June. The volatility of the European markets in the first half of 2000 was influenced in part by turbulence in the U.S. technology sector. The first two months of the year saw markets reaching unprecedented levels driven by investor mania over telecom and technology stocks. A major rotation in market leadership began by the end of the first quarter as the "new economy" stocks started to suffer exhaustion from their inexorable rise. "Old economy" sectors like industrial cyclicals, consumer staples and utilities benefited from concerns about the potential twin impact of rising interest rates and negative earnings revisions on parts of the "new economy". During the second quarter, formerly beaten-up defensives consumer staples and health care rebounded to post gains for the year-to-date of 2.6% and 9.4% respectively.

European merger activity continued during the first half, with 40% of all global deals completed attributed to European firms. The combination of relatively low interest rates, low cost of capital, and a growing acceptance of takeover tactics that focus on core businesses as a way to build shareholder value and deliver stronger earnings continue to gain acceptance in Europe. European CEOs increasingly consider Europe to be a single economic market and recognize the need to be bigger to effectively compete in this setting. Particular deals to take note of include Unilever's purchase of U.S. food giant Bestfoods and France Telecom's acquisition of Orange.

The combination of currency weakness and an uncertain economic environment made for a difficult investment environment during the first half of the year in Japan. The MSCI Japan index/20/ posted returns of -5.4% in U.S. dollars (-2.2% local currency) for the six-month period. The first quarter saw investor confidence wane somewhat in response to the release of fourth quarter 1999 contractionary GDP numbers, which put Japan back into a technical recession. The contraction was blamed primarily on the fall in spending in reaction to Y2K concerns as well as the dwindling impact of the government's stimulus package from last year. The second quarter, however, saw encouraging evidence of a meaningful economic recovery beginning to emerge. GDP growth for the January -
 March period showed Japan's economy growing at a 10% annualized rate, and the June Tankan survey of business confidence confirmed a strong positive trend for the Large Manufacturing Diffusion Index, at the highest level during the last three years. The CAPEX (capital expenditures) of these large manufacturers was announced to increase by over 11.3% in 2000, centering on Information Technology investments. This is a result of a 10 trillion yen free cash flow generated by Japanese corporations that are now bearing the fruits of restructuring. Signs of more robust consumption were also evident by June as automobile sales jumped 8.5% year over year.

Despite this infusion of positive news, the stock market was generally weak during the second quarter, and at one point fell to levels last seen in June 1999. Fears of higher U.S. interest rates and the potential slowdown of exports to the U.S., coupled with volatility and sharp declines of the NASDAQ caused the virtual collapse of leading "New New" economy Japanese stocks such as Softbank, NTT DoCoMo and Hikari Tsushin that were the bell-cows of 1999's Japanese equity market. Foreign investors, particularly momentum players and sector funds, became large net sellers. The ill-timed change in 30 constituents of the Nikkei 225 at the peak of NASDAQ volatility further confused many potential buyers, particularly Japanese individual investors.

The countries of non-Japan Asia were the laggards of international developed markets, falling 9.3% in U.S. dollar terms (-5.1% in local currency) during the first six months of 2000. Despite generally positive economic conditions, these markets fell due to their sensitivity to interest rates as the U.S. Fed hiked rates 100 basis points over the course of six months. The financial sector, which represents nearly half of the Pacific ex-Japan index, fell 9.7% from the start of the year and dominated Asian markets' returns. Indeed, the economies of the region remained strong in the face of market volatility. Singapore reported strong May export data thanks to an increase in regional trade, which saw sales to Asia, including Japan, growing 32.6%. Overall export growth of 27.8% year-over-year outpaced import growth of 24.5%, resulting in a higher-than-expected trade surplus. Manufacturing growth continued to increase, buoyed by strong demand for semiconductors, while retail sales increased in both Hong Kong and Singapore.

Q: GIVEN THIS INVESTMENT ENVIRONMENT, WHAT WAS YOUR INVESTMENT STRATEGY? WHAT CHANGES DID YOU MAKE SINCE THE START OF THE YEAR?

A. The Morgan Stanley International Magnum Equity Series began the year over-weight versus the index in Japan and Asia ex-Japan and underweight relative to the index in Europe. During the first half of the year, we reduced exposure to Asia ex-Japan in the face of a difficult period for those markets and com-pletely eliminated exposure to Korea and Taiwan. We maintained our overweight to Japan and underweight to Europe while decreasing the magnitude of both to finish the period with allocations of 64.3% vs. 67.2% in Europe, 29.9% vs. 26.9% in Japan, and 5.0% vs. 5.9% in Asia ex-Japan. Reducing exposure to Asia while simultaneously increasing our weighting in Europe added to performance on the margin. On balance, our regional allocation strategies detracted from port-folio performance as Europe outperformed all other EAFE regions.

Q. WHAT WERE THE PRINCIPAL FACTORS AFFECTING YOUR PERFORMANCE (ON BOTH AN ABSOLUTE AND RELATIVE BASIS) DURING THE PAST SIX MONTHS? WHAT INVESTMENT DECISIONS WERE MOST EFFECTIVE AND WHICH ONES WERE LEAST EFFECTIVE?

A. As defensive stocks saw a return to favor in Europe during the latter half of the period, the Series was well positioned to reap the benefits of this turnaround. Consumer Staples companies were the strongest performing sector in the European market. The Series benefited both from its significant overweight to and stock selection within consumer staples, with food, beverage, and house-hold products giants such as Nestle (+12%), Reckitt Benckiser (+20%) and Danone (+19%) being top contributors to performance. Our overweight in health care was further enhanced by strong stock selection, as Aventis (+28%) recently sur-passed Merck as the largest pharmaceutical company in the world. Fresenius (+28%), the world's top dialysis products and services provider, was also a top contributor.

Stock selection in the Energy sector was positive as companies benefited from the surge in oil prices. After riding the wave of rising oil prices, we reduced the Series' exposure to the energy sector in Europe, but continued to maintain an overweight position in French oil major TotalFina (+18%) given the extensive restructuring opportunities that remain and the stock's modest valuation relative to the U.S. majors. We trimmed positions in Royal Dutch, BG Group and BP Amoco. Finally, we switched the Series holding in Repsol into ENI. Although our underweight to Telecoms and Technology hurt returns in the first quarter, the portfolio benefited from this strategy as these sectors corrected during the latter half of the period. However, this was not enough to outweigh the results of the first quarter as the single largest detractor from portfolio performance was the European underweight to information technology over the six-month period.

In Japan stock selection in information technology was the single largest contributor to performance. NEC (+32%) reached a new high due to the strong DRAM business and its management strategy. Our sector allocation decision, especially overweighting of Machinery and underweighting of Banks, was a contributor to the Series' low return relative to the Index. We will maintain current holdings in select world class technology companies, economically sensitive stocks, and deep value cyclical stocks as we believe these will be the main beneficiaries to improving business conditions in Japan. Our strategy in Asia ex-Japan was not as successful as in other regions due to its extreme sensitivity to U.S. interest rates; consequently, our overweight and stock selection within the Banking sector was a drag on returns.

Q. WHAT IS YOUR OUTLOOK FOR THE MARKET AND YOUR PORTFOLIO FOR THE NEXT SIX MONTHS? WHAT CHANGES, IF ANY, WILL YOU MAKE TO THE WAY YOU MANAGE YOUR PORTFOLIO?

A. The global economy remains vigorous and growth has begun to shift from the U.S. to international markets. Revised earnings estimates point to a positive operating environment in Europe and we expect to selectively add exposure to this region. A slower U.S. economy implies a weaker dollar relative to the euro, which should benefit the region in general and Eu-ropean equities in particular. European fundamentals look quite solid, with the main risk to European equities appearing to be the potential for a slowdown in the U.S. economy. European Monetary Union (EMU) domestic demand has been re-vised upwards to 0.9% for both the fourth quarter of 1999 and the first quarter of 2000 (from 0.6% and 0.7% respectively). There are signs that the recent laggards in core Europe may soon start catching up to their peers: Germany saw stronger-than-expected retail sales growth in May with retail sales jumping an impressive 10.3% compared to a year earlier. Broad retail sales, including car sales, now stand 2.1% higher than their first quarter average. This bodes well for a rebound in consumer spending in the second quarter of this year, after a surprising 0.6% quarterly decline in the first quarter.

Since March, the sheer pace of earnings forecast upgrades has been a support for equities in the face of rising European and U.S. short interest rates and the bursting of the speculative "new economy" bubble. Although we are optimistic about the general environment, we remain cautious, as there is the possibility of a slowdown toward the end of the summer and into the fall. A topping out of earnings upgrades remains a possibility after experiencing the strength seen recently. In such an environment, software, technology hardware and luxury goods would most likely be the most sensitive on the downside, while food, beverages and other consumer staples would be defensive. The Series would therefore be well positioned if such a scenario were to develop.

Japan seems to be on the verge of a self-sustaining economic recovery. The key assumption to our outlook is that the U.S. will have a "soft landing" and that Japan's economic recovery will become self-sustaining during the 2nd half of 2000. Japan's Government leaders are expected to use the July Summit in Okinawa as a means of show-casing concrete plans for a self sustaining recovery and will pledge to continue Mr. Obuchi's plan for a domestic led recovery. Many Japanese companies are beginning to generate free cash flow and Information Technology spending as a percent of capital expenditures is expected to grow significantly during the next year. In response to this trend, the Japanese Government has created a new "Minister of Information Technology" within the ruling cabinet. Global demand for Japan's digital products is also expected to contribute to corporate earnings where companies have become highly geared to top line growth. We expect earnings surprises because of this gearing in earnings. Finally, we believe a modest rise in interest rates will actually be positive to spur consumption and accelerate restructuring, an event that the BOJ has hinted at for several months. Our portfolio will maintain the current holdings in select world class technology companies, economically sensitive stocks, and deep value cyclicals.

Our outlook for Asia ex-Japan remains somewhat tentative due to the regions' interest rate sensitivity. Assuming that the U.S. experiences a "soft-landing", which appears increasingly likely, and rate increases abate, the region should experience solid performance. Specifically, as we near the end of the tightening phase, we could see markets trend higher as domestic fundamentals come to the forefront. Hong Kong looks poised to benefit in the near-term from the likely boost to banking and property stocks, with increasing Chinese monetary reflation, (which correlates well with the Hang Seng Index) working as an additional catalyst. Recent data show increases in retail sales and export growth in Singapore and Hong Kong, and we expect this trend to continue. In Australia, the demand for equities remains robust, while little supply is coming through the pipeline, and that should work to push the market higher.

                                   [GRAPH]

             A $10,000 Investment compared to the MSCI EAFE index
                          since the Series' Inception

                          Morgan Stanley International
                              Magnum Equity Series      EAFE

                  10/31/94           $10,000          $10,000
                   6/30/95           $10,330          $ 9,829
                   6/30/96           $11,598          $11,135
                   6/30/97           $12,542          $12,565
                   6/30/98           $13,536          $13,329
                   6/30/99           $13,011          $14,341
                   6/30/00           $15,024          $16,805

Average Annual Returns

                  International Magnum     MSCI    Lipper Variable Products
                      Equity Series        EAFE    International Funds Avg.

6 Months                   (2.1)%          (4.1)%          (3.6)%
1 Year                     15.5%           17.2%           27.8%
3 Years                     6.2%           10.2%           13.7%
5 Years                     7.8%           11.3%           15.6%
Since Inception             7.5%            9.6%            n/a

[GRAPHIC] FUND FACTS

GOAL: long-term capital appreciation through investment primarily in international equity securities.

START DATE: October 31, 1994

SIZE: $116 million as of June 30, 2000

MANAGER: Francine Bovich has managed the Morgan Stanley International Magnum Equity Series since May 1997. Ms. Bovich is also a Managing Director of Morgan Stanley Dean Witter Investment Management Inc.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--92.4% OF TOTAL NET ASSETS

                                                                      VALUE
 SHARES                                                             (NOTE 1A)

         AUSTRALIA--1.9%
   5,650 AMP Limited............................................   $     57,443
   2,950 Brambles Industries, Ltd...............................         90,569
  13,350 Broken Hill Proprietary Company, Ltd...................        157,683
  12,250 Commonwealth Bank of Australia.........................        202,860
   2,550 CSL, Ltd. .............................................         50,379
  50,700 Fosters Brewing Group, Ltd.............................        142,509
   7,141 Lend Lease Corporation, Ltd. ..........................         91,000
  57,500 Macquarie Corporate Telecommunications Holdings,
          Ltd.(b)...............................................         70,495
  15,400 National Australia Bank, Ltd...........................        256,940
  26,750 News Corporation, Ltd..................................        367,950
 120,000 Normandy Mining, Ltd...................................         64,589
  24,500 Qantas Airways, Ltd....................................         49,525
   9,900 Rio Tinto, Ltd.........................................        163,524
  40,850 Solution 6 Holdings Ltd.(b)............................         79,399
  42,700 Telstra Corporation, Ltd...............................        173,139
  25,050 Westpac Banking Corporation, Ltd.......................        180,523
                                                                   ------------
                                                                      2,198,527
                                                                   ------------

         BELGIUM--0.2%
   6,460 Mobistar S.A.(b).......................................        214,439
                                                                   ------------

         DENMARK--0.1%
   2,100 Tele Danmark A/S.......................................        141,331
                                                                   ------------

         FINLAND--1.4%
  26,610 Nokia OYJ..............................................      1,357,875
   5,990 Sampo Insurance Co., Ltd. .............................        243,043
                                                                   ------------
                                                                      1,600,918
                                                                   ------------

         FRANCE--9.2%
  20,490 Alcatel................................................      1,343,896
  30,066 Aventis S.A............................................      2,194,400
   6,377 Axa S.A. ..............................................      1,004,541
   8,720 BNP Paribas............................................        839,159
     930 Castorama Dubois Investissement S.A....................        229,959
  18,591 CNP Assurances.........................................        633,633
   4,580 Groupe Danone S.A......................................        607,781
   8,030 Michelin CGDE, 'B' shares..............................        257,662
   6,630 Pernod Ricard..........................................        360,791
   4,200 Sanofi-Synthelabo S.A..................................        200,086
   8,340 Schneider Electric S.A.................................        581,241
   1,450 Societe Television Francaise 1.........................        101,055
   3,150 Thomson Multimedia(b)..................................        203,895
  13,330 Total Fina S.A.........................................      2,043,821
                                                                   ------------
                                                                     10,601,920
                                                                   ------------

         GERMANY--4.6%
   4,260 Adidas-Salomon AG......................................        235,643
   5,975 BASF AG................................................        240,153

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        GERMANY--(CONTINUED)
  3,029 Bayer AG.................................................   $    115,322
  8,526 Bayerische HypoVereinsbank...............................        550,737
  7,710 Bayerische Motoren Werke AG..............................        232,967
 17,361 Deutsche Telekom AG......................................        991,158
  2,555 Fresenius Medical Care AG, Preferred.....................        590,301
  9,891 Henkel KGaA, Preferred...................................        564,688
  2,051 Hugo Boss AG.............................................        362,991
  3,480 SAP AG...................................................        512,972
  4,020 Schering AG..............................................        222,598
  3,280 Siemens AG...............................................        494,764
  1,950 Software AG..............................................        180,582
                                                                    ------------
                                                                       5,294,876
                                                                    ------------

        HONG KONG--1.8%
 35,000 Asia Satellite Telecommunications Holdings, Ltd..........        119,652
 79,500 Cable & Wireless HKT.....................................        175,409
 44,500 Cathay Pacific Airways, Ltd..............................         82,201
 13,300 Cheung Kong Holdings, Ltd................................        146,299
 41,400 China Mobile, Ltd.(b)....................................        365,114
 82,700 HongKong and China Gas Company, Ltd. ....................         93,356
 11,200 HSBC Holdings, Plc.......................................        128,228
 38,720 Hutchison Whampoa, Ltd...................................        486,763
 48,600 Li and Fung, Ltd.........................................        243,140
 18,900 Smartone Telecommunications Holding, Ltd.................         41,822
 19,100 Sun Hung Kai Properties, Ltd.............................        137,207
  7,600 Swire Pacific, Ltd. .....................................         44,554
 11,100 Television Broadcasts, Ltd...............................         74,043
                                                                    ------------
                                                                       2,137,788
                                                                    ------------

        ITALY--2.4%
 24,005 Banca Popolare di Bergamo Credito Varesino Scrl..........        444,143
 82,710 ENI Spa..................................................        477,728
  8,340 Marzotto & Figli Spa.....................................         68,077
 15,000 Mediaset Spa.............................................        229,128
 27,020 Telecom Italia Mobile Spa................................        276,017
 72,990 Telecom Italia Spa.......................................      1,003,444
 69,960 Unicredito Italiano Spa..................................        334,622
                                                                    ------------
                                                                       2,833,159
                                                                    ------------

        JAPAN--28.5%
 11,900 Aiwa Co., Ltd. ..........................................        190,436
 56,000 Amada Co., Ltd...........................................        475,001
  9,000 Bank of Tokyo-Mitsubishi, Ltd. ..........................        108,657
 22,000 Canon, Inc. .............................................      1,094,765
 46,000 Casio Computer Co., Ltd. ................................        515,904
 31,000 Dai Nippon Printing Co., Ltd.............................        546,053
 90,000 Daicel Chemical Industries, Ltd..........................        290,090
 45,000 Daifuku Co., Ltd.........................................        498,751
 37,000 Daikin Industries, Ltd...................................        859,573

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         JAPAN--(CONTINUED)
  11,200 FamilyMart Co., Ltd. ....................................   $   430,668
  11,400 Fuji Machine Manufacturing Co., Ltd. ....................       598,445
  22,000 Fuji Photo Film Co., Ltd.................................       899,863
  22,000 Fujitec Co., Ltd. .......................................       191,376
  37,000 Fujitsu, Ltd. ...........................................     1,279,770
  20,000 Furukawa Electric Co., Ltd. .............................       417,511
  28,000 Hitachi Credit Corp......................................       757,363
  76,000 Hitachi, Ltd. ...........................................     1,095,896
  12,000 House Foods Corp.........................................       185,477
  65,000 Kaneka Corp. ............................................       716,130
  21,000 Kurita Water Industries, Ltd. ...........................       462,137
   5,700 Kyocera Corp. ...........................................       966,430
  17,000 Kyudenko Corp. ..........................................        51,110
  32,000 Lintec Corp. ............................................       333,255
  38,000 Matsushita Electric Industrial Co., Ltd. ................       984,874
  41,000 Minebea Co., Ltd. .......................................       513,925
  86,000 Mitsubishi Chemical Corp. ...............................       352,575
  31,000 Mitsubishi Estate Co., Ltd. .............................       364,620
  99,000 Mitsubishi Heavy Industries, Ltd. .......................       438,528
  20,000 Mitsubishi Logistics Corp. ..............................       180,953
  22,000 Mitsumi Electric Co., Ltd. ..............................       808,633
  43,000 NEC Corp. ...............................................     1,349,512
  30,000 Nifco Inc. ..............................................       382,828
   6,400 Nintendo Co., Ltd. ......................................     1,117,082
  19,000 Nippon Meat Packers, Inc. ...............................       277,555
  89,000 Nissan Motor Co., Ltd.(b) ...............................       524,245
  10,000 Nissei Sangyo Co., Ltd. .................................       146,082
  15,000 Nissha Printing Co., Ltd. ...............................       103,624
      78 NTT Corp. ...............................................     1,036,520
  16,000 Ono Pharmaceutical Co., Ltd. ............................       686,113
  51,000 Ricoh Co., Ltd. .........................................     1,079,073
  12,600 Rinnai Corp. ............................................       280,844
   2,300 Rohm Co., Ltd. ..........................................       671,976
  15,000 Ryosan Co., Ltd. ........................................       339,287
   6,000 Sangetsu Co., Ltd. ......................................        98,959
  28,000 Sankyo Co., Ltd. ........................................       632,015
  45,000 Sanwa Shutter Corp. .....................................       145,893
  69,000 Sekisui Chemical Co., Ltd. ..............................       265,322
  50,000 Sekisui House, Ltd. .....................................       462,278
  42,000 Shin-Etsu Polymer Co., Ltd. .............................       347,543
  12,200 Sony Corp. ..............................................     1,138,306
  37,000 Suzuki Motor Corp. ......................................       477,037
   8,000 TDK Corp. ...............................................     1,149,051
  12,000 Tokyo Electric Power Co..................................       292,352
 107,000 Toshiba Corp. ...........................................     1,207,097
  15,000 Toyota Motor Corp. ......................................       682,814
  67,000 Tsubakimoto Chain Co.....................................       340,983
  30,000 Yamaha Corp. ............................................       327,694
  15,000 Yamanouchi Pharmaceutical Co., Ltd. .....................       818,529
                                                                     -----------
                                                                      32,989,383
                                                                     -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        NETHERLANDS--4.8%
  8,130 ABN AMRO Holding NV.......................................   $   199,166
 12,740 Akzo Nobel NV.............................................       541,248
  3,320 ASM Lithography Holding NV(b).............................       142,696
  8,940 Buhrmann NV...............................................       255,624
  9,050 Fortis NV.................................................       263,435
 13,100 Getronics NV..............................................       201,981
  3,290 Heineken NV...............................................       200,236
 10,208 Ing Groep NV..............................................       689,987
 37,586 Koninklijke Philips Electronics NV........................     1,772,638
  8,010 KPN NV....................................................       358,269
 23,680 Laurus NV.................................................       283,722
  7,280 Royal Dutch Petroleum Co..................................       452,459
  6,460 United Pan Europe Communications NV(b)....................       168,924
                                                                     -----------
                                                                       5,530,385
                                                                     -----------

        NEW ZEALAND--0.1%
 21,100 Telecom Corporation of New Zealand, Ltd. .................        73,740
                                                                     -----------

        PORTUGAL--0.4%
 38,500 Banco Commercial Portugues S.A............................       200,320
 15,370 Telecel Comunicacoes Pessoais S.A.........................       233,313
                                                                     -----------
                                                                         433,633
                                                                     -----------

        SINGAPORE--1.3%
 10,000 Chartered Semiconductor Manufacturing, Ltd.(b)............        87,435
 18,000 City Developments, Ltd....................................        69,832
 22,586 DBS Group Holdings........................................       290,335
 20,000 Keppel Corp. .............................................        43,312
 17,000 Natsteel Electronics, Ltd.................................        52,171
 50,000 Neptune Orient Lines, Ltd.(b).............................        46,323
 12,850 Overseas Chinese Banking Corp., Ltd.......................        88,544
  9,562 Overseas Union Bank, Ltd..................................        37,096
 17,000 Sembcorp Logistics, Ltd...................................        95,484
 10,000 Singapore Airlines, Ltd...................................        99,016
 10,000 Singapore Press Holdings, Ltd.............................       156,341
 58,000 Singapore Telecommunications, Ltd.........................        84,968
 31,000 ST Assembly Test Services(b)..............................        79,699
 15,952 United Overseas Bank, Ltd. ...............................       104,376
 16,000 Venture Manufacturing, Ltd................................       163,057
                                                                     -----------
                                                                       1,497,989
                                                                     -----------

        SPAIN--2.2%
 25,430 Amadeus Global Travel Distribution S.A....................       290,122
 29,830 Banco Bilbao Vizcaya Argentaria S.A.......................       445,692
  7,800 Banco Popular Espanol S.A.................................       241,272
 19,370 Endesa S.A. ..............................................       375,214
  4,200 Telefonica Publicidad e Informacion, S.A..................        39,656
 54,994 Telefonica S.A............................................     1,181,313
                                                                     -----------
                                                                       2,573,269
                                                                     -----------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         SWEDEN--4.7%
  24,816 Assa Abloy AB(b)........................................   $    498,008
  13,640 AstraZeneca, Plc........................................        634,059
  14,600 Autoliv, Inc............................................        357,551
  20,110 ForeningsSparbanken AB..................................        294,126
 120,911 Nordic Baltic Holding AB................................        911,631
  18,410 Scandic Hotels AB.......................................        221,254
  29,770 Securitas AB 'B' shares.................................        631,178
   6,850 Skandia Forsakrings AB..................................        180,958
  16,330 Svedala Industries AB...................................        311,048
   9,720 Svenska Cellulosa AB, 'B' shares........................        184,592
  27,060 Svenska Handelsbanken AB................................        392,707
     800 Tele1 Europe Holding AB(b)..............................         49,592
  39,800 Telefonaktiebolaget LM Ericsson AB......................        787,426
                                                                    ------------
                                                                       5,454,130
                                                                    ------------

         SWITZERLAND--6.1%
     410 Adecco S.A..............................................        348,348
     528 Compagnie Financiere Richemont AG.......................      1,422,522
     205 Givaudan AG.............................................         62,393
     388 Holderbank Financiere Glarus AG.........................        475,694
   1,040 Nestle S.A..............................................      2,081,530
     585 Novartis AG.............................................        926,647
      45 Roche Holdings AG.......................................        438,056
     185 Schindler Holding AG....................................        283,516
   6,633 UBS AG..................................................        971,794
                                                                    ------------
                                                                       7,010,500
                                                                    ------------

         UNITED KINGDOM--22.7%
 218,100 Allied Domecq, Plc. ....................................      1,155,025
  24,200 Allied Zurich, Plc......................................        286,162
  13,615 Astrazeneca, Plc........................................        635,536
  34,400 BAA, Plc................................................        275,868
  50,100 BAE Systems, Plc. ......................................        312,322
       2 Bank of Ireland.........................................             10
  24,778 Bank of Scotland........................................        235,635
  37,930 Barclays, Plc...........................................        942,948
  38,300 BBA Group, Plc..........................................        250,931
  85,029 BG Group, Plc. .........................................        549,367
  52,200 Blue Circle Industries, Plc.............................        336,866
  19,229 BOC Group, Plc..........................................        276,406
  74,300 BP Amoco, Plc. .........................................        712,764
  59,500 Brit American Tobacco, Plc..............................        397,030
 111,300 British Telecom, Plc. ..................................      1,438,204
  90,300 Cadbury Schweppes, Plc..................................        592,987
   2,850 Capital Radio...........................................         66,626
  59,840 Centrica, Plc...........................................        199,649
  96,400 Diageo, Plc. ...........................................        864,966

                                                                      VALUE
 SHARES                                                             (NOTE 1A)

         UNITED KINGDOM--(CONTINUED)
  60,600 Egg, Plc.(b)...........................................   $    157,713
  11,600 EMAP, Plc..............................................        186,577
  16,700 GKN, Plc...............................................        213,016
   4,300 GKN, Plc. 'B' shares...................................            455
  44,800 Glaxo Wellcome, Plc. ..................................      1,306,253
 106,100 Granada Group, Plc.....................................      1,059,563
  65,960 Great Universal Stores, Plc............................        424,167
  74,500 Halma, Plc.............................................        112,726
  71,700 Imperial Tobacco Group.................................        686,737
  22,100 J Sainsbury, Plc.......................................        100,319
  18,500 Kingfisher, Plc........................................        168,374
  24,900 Lloyds TSB Group, Plc..................................        235,099
  35,500 Marconi, Plc...........................................        461,949
  90,819 Prudential Corp., Plc..................................      1,330,208
 121,488 Reckitt Benckiser, Plc.................................      1,360,294
  36,800 Reed International, Plc................................        320,172
 104,400 Rentokil Initial, Plc. ................................        236,951
  13,600 RMC Group, Plc.........................................        176,972
 115,600 Rolls-Royce, Plc. .....................................        410,174
  50,400 Scottish & Southern Energy, Plc........................        462,137
 131,845 Shell Transport & Trading Co. .........................      1,100,213
  28,144 Smith & Nephew, Plc. ..................................        103,907
  43,200 Smithkline Beecham, Plc................................        565,415
  21,700 Smiths Industries, Plc.................................        282,375
  53,680 SSL International, Plc.................................        580,746
  78,854 Telewest Communications, Plc.(b).......................        272,036
  77,100 Tesco, Plc.............................................        239,736
 714,084 Vodafone Airtouch, Plc. ...............................      2,884,882
  41,000 Wolseley, Plc..........................................        220,232
  49,000 Woolwich, Plc..........................................        207,412
  63,400 WPP Group, Plc.........................................        925,730
                                                                   ------------
                                                                     26,321,842
                                                                   ------------

         UNITED STATES--0.0%
     300 Chartered Semiconductor Manufacturing, Ltd. (ADR)(b)...         27,000
                                                                   ------------
         Total Common Stocks (Identified Cost $92,121,757)......    106,934,829
                                                                   ------------

RIGHTS--0.0% OF TOTAL NET ASSETS


       6 AXA ...................................................   $         15
                                                                   ------------
         Total Rights
          (Identified Cost $0.00)...............................             15
                                                                   ------------

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

SHORT-TERM INVESTMENT--6.7%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
 $7,707,000 Repurchase Agreement with State Street Corp. dated
             6/30/2000 at 5.250% to be repurchased at $7,710,372
             on 7/3/2000, collateralized by $6,905,000 U.S.
             Treasury Bonds, 7.125% due 2/15/2023 with a value
             of $7,863,069......................................   $  7,707,000
                                                                   ------------
            Total Short-Term Investment
             (Identified Cost $7,707,000).......................      7,707,000
                                                                   ------------
            Total Investments--99.1%
             (Identified Cost $99,828,757)(a)...................    114,641,844
            Other assets less liabilities.......................      1,075,783
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $115,717,627
                                                                   ============

FUTURES CONTRACTS-LONG(C)

NUMBER OF                                         EXPIRATION     UNREALIZED APPRECIATION/
CONTRACTS  CONTRACT                                  DATE             (DEPRECIATION)
   17      CAC-40 10 Euro Index Futures (EUR) September 29, 2000        $ (29,295)
   10      DAX Index Futures (EUR)            September 15, 2000          (54,537)
    3      MIB 30 Index Futures (EUR)         September 15, 2000           (3,222)
   23      FTSE 100 Index Futures (GBP)       September 15, 2000          (73,083)
   10      Topix Index Futures (JPY)          September 7, 2000             3,770
                                                                        ---------
Net unrealized depreciation of futures contracts...............         $(156,367)
                                                                        =========

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

INVESTMENTS AS OF JUNE 30, 2000 (UNAUDITED)

FORWARD CONTRACTS OUTSTANDING AT JUNE 30, 2000

                                 LOCAL    AGGREGATE               UNREALIZED
     CURRENCY       DELIVERY   CURRENCY      FACE      TOTAL    APPRECIATION/
     CONTRACT         DATE      AMOUNT      VALUE      VALUE    (DEPRECIATION)
Euro Currency
 (Bought).......... 9/18/2000   3,144,263 $3,033,082 $3,016,514    $(16,568)
Pound Sterling
 (Bought).......... 9/18/2000   1,564,200  2,353,731  2,370,271      16,540
Japanese Yen
 (Bought).......... 9/18/2000 184,950,000  1,763,108  1,768,180       5,072
Hong Kong Dollar
 (Sold)............ 9/18/2000   3,695,000    474,198    474,324        (126)
                                                                   --------
Net unrealized appreciation of forward currency contracts......    $  4,918
                                                                   ========

TEN LARGEST INDUSTRY HOLDINGS AT JUNE 30, 2000

     1 Pharmaceuticals            8.7%
     2 Banks                      8.3%
       Telecommunication
     3 Services                   6.5%
     4 Household Durables         5.5%
     5 Oil & Gas                  4.6%
     6 Machinery                  4.4%
     7 Computers & Peripherals    4.4%
     8 Communications Equipment   3.7%
       Electronic Equipment
     9 Instruments                3.6%
    10 Chemicals                  3.5%

(a) Federal Tax Information:
  At June 30, 2000 the net unrealized appreciation on investments based on cost of $99,828,757 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost........   $19,339,168
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value........    (4,526,081)
                                                                   -----------
     Net unrealized appreciation................................   $14,813,087
                                                                   ===========

(b) Non-income producing security.
(c) The Series used international stock index futures in conjunction with currency forwards to replicate the exposure one would achieve by investing in equities. As of June 30, 2000, 6.2% of total net assets was invested in stock index futures. See Note E in Notes to Financial Statements.

Key to Abbreviations:
ADR/GDR--An American Depositary Receipt (ADR) or Global Depositary Receipt
         (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The value of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States or Canada.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

STATEMENT OF ASSETS & LIABILITIES
JUNE 30, 2000 (UNAUDITED)

ASSETS
 Investments at value...................................             $114,641,844
 Cash...................................................                1,350,855
 Foreign cash at value (Identified cost $105,495).......                  105,644
 Receivable for:
 Securities sold........................................                  404,809
 Fund shares sold.......................................                  333,060
 Open forward currencey contracts--net..................                    4,918
 Dividends and interest.................................                   89,932
 Foreign taxes..........................................                  110,475
 Futures variation margin...............................                  605,744
                                                                     ------------
  Total Assets..........................................              117,647,281
LIABILITIES
 Payable for:
 Fund shares redeemed...................................  $  387,447
 Securities purchased...................................   1,364,699
 Withholding taxes......................................       8,983
 Accrued expenses:
 Management fees........................................      59,643
 Deferred trustees fees.................................       6,568
 Other expenses.........................................     102,314
                                                          ----------
  Total Liabilities.....................................                1,929,654
                                                                     ------------
NET ASSETS..............................................             $115,717,627
                                                                     ============
 Net assets consist of:
 Capital paid in........................................             $ 98,124,426
 Undistributed net investment income....................                  341,731
 Accumulated net realized gains (losses)................                2,434,717
 Unrealized appreciation (depreciation) on investments,
  foreign currency and futures contracts................               14,816,753
                                                                     ------------
NET ASSETS..............................................             $115,717,627
                                                                     ============
Computation of offering price:
Net asset value and redemption price per share
 ($115,717,627 divided by 8,349,521 shares of beneficial
 interest)..............................................             $      13.86
                                                                     ============
Identified cost of investments..........................             $ 99,828,757
                                                                     ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

INVESTMENT INCOME
 Dividends.......................................               $   838,046 (a)
 Interest........................................                   363,420
                                                                -----------
                                                                  1,201,466
EXPENSES
 Management fees.................................  $   479,343
 Deferred expense recovery.......................        3,273
 Trustees' fees and expenses.....................        6,418
 Custodian.......................................      175,602
 Audit and tax services..........................       11,971
 Legal...........................................        1,376
 Printing........................................       12,941
 Miscellaneous...................................        1,458
                                                   -----------
 Total expenses..................................                   692,382
                                                                -----------
NET INVESTMENT INCOME............................                   509,084
                                                                -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 Realized gain (loss) on:
 Investments--net................................    1,748,233
 Futures contracts--net..........................     (265,847)
 Foreign currency transactions--net..............     (322,257)   1,160,129
                                                   -----------
Unrealized appreciation (depreciation) on:
 Investments--net................................   (2,895,297)
 Futures contracts--net..........................     (409,167)
 Foreign currency transactions--net..............       27,867   (3,276,597)
                                                   -----------  -----------
Net gain (loss)..................................                (2,116,468)
                                                                -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................               $(1,607,384)
                                                                ===========

(a) Net of foreign tax withholding of $149,396

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(MORGAN STANLEY INTERNATIONAL MAGNUM EQUITY SERIES)

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                     SIX MONTHS
                                                       ENDED       YEAR ENDED
                                                      JUNE 30,    DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $    509,084  $    645,391
 Net realized gain (loss)..........................    1,160,129     1,309,713
 Unrealized appreciation (depreciation)............   (3,276,597)   16,366,194
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (1,607,384)   18,321,298
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................            0      (321,404)
                                                    ------------  ------------
 Total distributions...............................            0      (321,404)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   40,126,272    36,063,101
 Reinvestment of distributions.....................            0       321,404
 Cost of shares redeemed...........................  (22,261,556)  (23,092,748)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   17,864,716    13,291,757
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   16,257,332    31,291,651
NET ASSETS
 Beginning of the period...........................   99,460,295    68,168,644
                                                    ------------  ------------
 End of the period................................. $115,717,627  $ 99,460,295
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the period................................. $    341,731  $   (167,353)
                                                    ============  ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares....................    2,961,666     2,934,750
 Issued in reinvestment of distributions...........            0        25,290
 Redeemed..........................................   (1,642,846)   (1,907,495)
                                                    ------------  ------------
 Net Change........................................    1,318,820     1,052,545
                                                    ============  ============

FINANCIAL HIGHLIGHTS (UNAUDITED)

                          SIX MONTHS            YEAR ENDED DECEMBER 31,
                          ENDED JUNE    -------------------------------------------
                           30, 2000      1999     1998     1997     1996     1995
                          ----------    -------  -------  -------  -------  -------
Net Asset Value,
 Beginning of Period....   $  14.15     $ 11.40  $ 10.86  $ 11.29  $ 10.73  $ 10.23
                           --------     -------  -------  -------  -------  -------
Income From Investment
 Operations
 Net Investment Income..       0.07        0.10     0.14     0.08     0.06     0.09
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........      (0.36)       2.70     0.66    (0.23)    0.68     0.53
                           --------     -------  -------  -------  -------  -------
 Total From Investment
  Operations............      (0.29)       2.80     0.80    (0.15)    0.74     0.62
                           --------     -------  -------  -------  -------  -------
Less Distributions
 Distributions From Net
  Investment Income.....       0.00       (0.05)   (0.12)   (0.09)   (0.02)   (0.09)
 Distributions in Excess
  of Net Investment
  Income................       0.00        0.00    (0.03)    0.00     0.00    (0.03)
 Distributions From Net
  Realized Capital
  Gains.................       0.00        0.00    (0.11)   (0.08)   (0.16)    0.00
 Distributions in Excess
  of Net Realized
  Capital Gains.........       0.00        0.00     0.00    (0.11)    0.00     0.00
                           --------     -------  -------  -------  -------  -------
 Total Distributions....       0.00       (0.05)   (0.26)   (0.28)   (0.18)   (0.12)
                           --------     -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $  13.86     $ 14.15  $ 11.40  $ 10.86  $ 11.29  $ 10.73
                           ========     =======  =======  =======  =======  =======
TOTAL RETURN (%)........       (2.1)(b)    24.6      7.3     (1.3)     6.9      6.0
Ratio of Operating
 Expenses to Average Net
 Assets (%).............       1.30 (a)    1.30     1.30     1.30     1.30     1.30
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       0.95 (a)    0.84     1.07     0.96     0.67     1.29
Portfolio Turnover Rate
 (%)....................         59 (a)      59       40      115       64       89
Net Assets, End of
 Period (000)...........   $115,718     $99,460  $68,169  $53,035  $39,392  $16,268
Ratio of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)..........         --        1.30     1.40     1.59     1.66     3.12

(a)Computed on an annualized basis.
(b)Periods less than one year are not computed on an annualized basis.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND

NOTES TO FINANCIAL STATEMENTS--JUNE 30, 2000 (UNAUDITED)

1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986 as amended. The Fund is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company.

Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, Security First Group Life Insurance Company and other affiliated insurance companies, as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate series (each a "Series"), with shares of each Series representing interests in a separate portfolio of assets. Each Series of the Fund other than Harris Oakmark Mid Cap Value is diversified. Mid Cap Value is non-diversified.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the Financial Statements of each Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.SECURITY VALUATION

  As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the Back Bay Advisors Money Market Series employs the amortized cost method of security valuation which, the Fund's Board of Trustees (the "Board") has determined, approximates the fair market net asset value per share of the Series. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

  Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant adviser or subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value. Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported bid price or at the average of the last reported bid and asked price, according to the subadviser's or adviser's valuation policies. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Series' adviser or subadviser acting under the supervision of the Board of Trustees, although the actual calculations may be made by a pricing service selected by the Series' adviser or subadviser and approved by the Board.

  Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the relevant adviser or subadviser and approved by the Board.

NEW ENGLAND ZENITH FUND

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

   Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Series and the U.S. dollar equivalent of the amounts actually received or paid by each Series. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

   FORWARD FOREIGN CURRENCY CONTRACTS--Certain Series may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Series' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Series' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Series' Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Series has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Contracts Outstanding." This amount represents the aggregate exposure to each currency the Series has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

   All contracts are "marked-to-market" daily at the applicable translation rates, and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. OPTIONS--Certain Series may use options to hedge against changes in values of securities the Series owns or expects to purchase. Writing puts and buying calls tends to increase the Series' exposure to the underlying instrument and writing calls or buying puts tends to decrease the Series' exposure to the underlying instrument, or hedge other Series investments.

   For options purchased to hedge the Series' investments, the potential risk to the Series is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Series, the maximum loss is not limited to the premium initially received for the option.

   Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

NEW ENGLAND ZENITH FUND

E. FUTURES CONTRACTS--The Morgan Stanley International Magnum Equity Series uses international stock index futures contracts with the objective of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Series may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the series and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

F. REPURCHASE AGREEMENTS--Each Series, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Series' adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

G. REVERSE REPURCHASE AGREEMENTS--The Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities Series may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Board. At the time a Series enters into a reverse repurchase agreement, it will establish and maintain a segregated account at the custodian or a subcustodian, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest. At June 30, 2000, there were no open reverse repurchase agreements for the Salomon Brothers Strategic Bond Opportunities Series or Salomon Brothers U.S. Government Series.

H. FEDERAL TAXES--Each Series, which is a separate taxable entity, intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Back Bay Advisors Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

J. EXPENSE REDUCTIONS--Certain portfolio trades were directed to brokers who paid a portion of the Series' expenses. Amounts paid for each Series are shown as Expense Reductions in the Statement of Operations of the respective Series.

2. At June 30, 2000, MetLife held 27,694,605 shares of the Fund in separate accounts funding annuity contracts issued by MetLife. NELICO held the remaining 89,585,566 shares of the Fund then outstanding in separate accounts funding variable life insurance and variable annuity contracts issued by NELICO.

As long as MetLife (directly or through NELICO) and NELICO each own more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

NEW ENGLAND ZENITH FUND

3. For the six months ended June 30, 2000, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:

                                   PURCHASES                        SALES
                         ------------------------------ ------------------------------
         SERIES          U.S. GOVERNMENT     OTHER      U.S. GOVERNMENT     OTHER
         ------          --------------- -------------- --------------- --------------
Back Bay Advisors Bond
 Income Series.......... $84,467,904.13  $   41,944,467 $57,250,209.35  $   76,455,141
Salomon Brothers
 Strategic Bond
 Opportunities Series...    129,025,211      30,892,065    111,436,279      49,121,633
Salomon Brothers U.S.
 Government Series......    155,240,559               0    153,962,307               0
Back Bay Advisors
 Managed Series.........      7,876,475      43,799,100      3,823,730      59,652,788
Balanced Series.........  23,946,721.36     138,461,233  14,099,962.24     165,703,069
Alger Equity Growth
 Series.................              0     593,280,039              0     403,328,704
Capital Growth Series...              0   2,681,420,138              0   2,798,550,556
Davis Venture Value
 Series.................              0     204,863,171              0     113,909,640
Harris Oakmark Mid Cap
 Value Series...........              0     121,379,477              0     121,321,226
Loomis Sayles Small Cap
 Series.................              0     422,405,107              0     316,372,698
MFS Investors Series....              0      10,232,083              0       3,928,039
MFS Research Managers...              0      29,014,923              0       7,916,891
Westpeak Growth and
 Income Series..........              0     316,444,789              0     309,950,136
Westpeak Stock Index
 Series.................              0      21,883,830              0       3,310,444
Morgan Stanley
 International Magnum
 Equity Series..........              0      48,395,065              0       3,310,444


4. New England Investment Management, Inc. ("NEIM") acts as adviser to all of the Series except the Capital Growth Series, for which Capital Growth Management Limited Partnership ("CGM") serves as adviser. Separate advisory agreements for each Series provide for management fees payable by the Series as set forth below:

                           MANAGEMENT
                          FEES EARNED
                          BY NEIM FOR      ANNUAL
                         THE SIX MONTHS  PERCENTAGE                 BASED ON
                         ENDED JUNE 30, RATES PAID TO SERIES AVERAGE DAILY NET ASSET VALUE
         SERIES               2000         ADVISER                   LEVELS
         ------          -------------- ------------- ------------------------------------
Back Bay Advisors Money
 Market Series..........   $  401,565       0.35%     of the first $1 billion
                                            0.30%     of the next $1 billion
                                            0.25%     of amounts in excess of $2 billion
Back Bay Advisors Bond
 Income Series..........      543,115       0.40%     of the first $1 billion
                                            0.35%     of the next $1 billion
                                            0.30%     of the next $1 billion
                                            0.25%     of amounts in excess of $3 billion
Salomon Brothers
 Strategic Bond
 Opportunities Series...      298,234       0.65%     of all assets
Salomon Brothers U.S.
 Government Series......      135,158       0.55%     of all assets
Back Bay Advisors
 Managed Series.........      515,641       0.50%     of all assets
Balanced Series.........      605,152       0.70%     of all assets
Alger Equity Growth
 Series (a).............    3,653,928       0.75%     of all assets
Davis Venture Value
 Series (b).............    2,758,798       0.75%     of all assets
Harris Oakmark Mid Cap
 Value Series...........      391,563       0.75%     of all assets
Loomis Sayles Small Cap
 Series.................    1,805,494       0.90%     of the first $500 million
                                            0.85%     of amounts in excess of $500 million
MFS Investors Series....       38,073       0.75%     of all assets
MFS Research Managers
 Series.................       68,284       0.75%     of all assets
Westpeak Growth and
 Income Series..........    1,361,025       0.70%     of the first $200 million
                                            0.65%     of the next $1.3 billion
                                            0.60%     of amounts in excess of $1.5 billion
Westpeak Stock Index
 Series.................      338,353       0.25%     of all assets
Morgan Stanley
 International Magnum
 Equity Series..........      479,343       0.90%     of all assets

(a) Effective July 1, 2000, the management fee payable by the Alger Equity Growth Series is at the annual rate of 0.75% on the first $1 billion of average daily net assets; and 0.70% of such assets in excess of $1 billion.
(b) Effective July 1, 2000, the management fee payable by the Davis Venture Value Series is at the annual rate of 0.75% on the first $1 billion of average daily net assets; and 0.70% of such assets in excess of $1 billion.

NEW ENGLAND ZENITH FUND

  The Capital Growth Series pays its adviser, CGM, an advisory fee at an annual rate of 0.70% of the first $200 million of average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. For advisory services rendered during the six months ended June 30, 2000, CGM was paid at an average annual rate of 0.62% of the Capital Growth Series' average net assets, totaling $6,008,404.

  SUB-ADVISORY FEES. NEIM has sub-contracted day-to-day portfolio management responsibilities for the Series it advises to each of the following sub-advisers: Back Bay Advisors, L.P. ("Back Bay Advisors") for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series; Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series; Loomis, Sayles & Company, L.P. ("Loomis Sayles") for the Loomis Sayles Small Cap and Loomis Sayles Balanced Series through April 30, 2000 and effective May 1, 2000, Wellington Management Company, LLP for the Balanced Series; Fred Alger Management, Inc. ("Alger") for the Alger Equity Growth Series; Davis Selected Advisers, L.P. ("Davis") for the Davis Venture Value Series; Goldman Sachs Asset Management ("GSAM") for the Goldman Sachs Midcap Value Series through April 30, 2000, and effective May 1, 2000, Harris Associates, L.P. ("Harris") for the Harris Oakmark Mid Cap Value Series; Massachusetts Financial Services Company for MFS Investors Series and MFS Research Managers Series; Westpeak Investment Advisors, L.P. ("Westpeak") for the Westpeak Growth and Income and Westpeak Stock Index Series; and Morgan Stanley Asset Management ("MSAM") for the Morgan Stanley International Magnum Equity Series. NEIM, which acts as adviser to each Series except the Capital Growth Series, is an indirect wholly owned subsidiary of NELICO, an indirect wholly owned subsidiary of MetLife. Loomis Sayles, Harris, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of Nvest, L.P. and Nvest Companies, L.P. ("Nvest Companies"). Nvest Companies owns the entire limited partnership interest in each of Loomis Sayles, Westpeak, Harris, and Back Bay Advisors. The general partners of each of Loomis Sayles, Westpeak, Harris, and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of Nvest Companies. Nvest Companies' managing general partner and Nvest, L.P.'s general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife New England Holdings, Inc. which in turn is a wholly owned subsidiary of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a New York Stock Exchange traded company. MetLife owns directly 46% (and in the aggregate, directly and indirectly, 47%) of the limited partnership interests in Nvest Companies. Nvest Companies' advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. Nvest Companies is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak, Harris, and Back Bay Advisors) of seven Series of the Fund are currently wholly-owned subsidiaries of Nvest Companies and an additional Series is advised by a majority-owned subsidiary (CGM) of Nvest Companies. Nvest recently announced that they have entered into an agreement to be acquired by CDC Asset Management. Nvest expects to be renamed CDC Asset Management--North America and it will continue to use the holding company structure. Consumation of the transaction with CDC is subject to a number of contingencies including regulatory approval and is expected to close in the fourth quarter of 2000. The sub-advisers of the remaining six Series are not affiliated with MetLife, Nvest, L.P. or Nvest Companies. NEIM paid each sub-adviser as shown below for providing sub-advisory services to the Series:

                                             FEES EARNED BY SUB-ADVISERS FOR THE
        SERIES                                 SIX MONTHS ENDED JUNE 30, 2000
        ------                               -----------------------------------
Back Bay Advisors Money Market Series......               $ 139,597
Back Bay Advisors Bond Income Series.......                 278,259
Salomon Brothers Strategic Bond
 Opportunities Series......................                 150,077
Salomon Brothers U.S. Government Series....                  55,292
Back Bay Advisors Managed Series...........                 218,689
Loomis Sayles Balanced Series (January 1,
 2000--April 30, 2000).....................                 215,957
Balanced Series (May 1, 2000--June 30,
 2000).....................................                  85,992
Alger Equity Growth Series.................               1,854,347
Davis Venture Value Series.................               1,436,619
Goldman Sachs Midcap Value Series (January
 1, 2000--April 30, 2000)..................                 152,831
Harris Oakmark Mid Cap Value Series (May 1,
 2000--June 30, 2000)......................                  80,688
Loomis Sayles Small Cap Series.............                 883,248
MFS Investors Series.......................                  20,305
MFS Research Managers Series...............                  36,419
Westpeak Growth and Income Series..........                 692,235
Westpeak Stock Index Series................                 135,341
Morgan Stanley International Magnum Equity
 Series....................................                 312,413

NEW ENGLAND ZENITH FUND

  VOLUNTARY EXPENSE AGREEMENT. Pursuant to the voluntary expense agreement relating to Loomis Sayles Small Cap, NEIM bears all the operating expenses (does not include amortization of expenses, brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. NEIM may terminate this expense agreement at any time. The Loomis Sayles Small Cap Series expenses did not exceed the limitation for the six months ended June 30, 2000.

  EXPENSE DEFERRAL ARRANGEMENT. Pursuant to an Expense Deferral Arrangement, relating to the Morgan Stanley International Equity, Harris Oakmark Mid Cap Value, Salomon Brothers U.S. Government, MFS Investors and MFS Research Managers Series, NEIM has agreed to pay expenses of each Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of each Series' net assets set forth below, subject to the obligation of each Series to repay NEIM such expenses in future years, if any, when the Series' expenses fall below that percentage; however, no Series is obligated to repay any expenses paid by NEIM more than two years after the end of the fiscal year in which such expenses were incurred (three years for the MFS Investors Series and MFS Research Managers Series).

NEIM may terminate these expense arrangements at any time. If these expense arrangements were terminated, some of the Series would have higher expense ratios. For the six months ended June 30, 2000, the maximum expense ratio for each Series after giving effect to the foregoing arrangements and the amounts of expenses deferred for each Series, are as follows:

                                                    EXPENSES DEFERRED IN EXPENSES DEFERRED IN
                           MAXIMUM EXPENSE RATIO      1998 (SUBJECT TO     1999 (SUBJECT TO
                          UNDER CURRENT VOLUNTARY     REPAYMENT UNTIL      REPAYMENT UNTIL
         SERIES          EXPENSE DEFERRAL AGREEMENT  DECEMBER 31, 2000)   DECEMBER 31, 2001)
         ------          -------------------------- -------------------- --------------------
Harris Oakmark Mid Cap
 Value Series...........            0.90%                    None                 None
Morgan Stanley
 International Magnum
 Equity Series..........            1.30%                 $62,316               $  901
MFS Investors Series....            0.90%                     N/A               38,953(a)
MFS Research
 Managers Series........            0.90%                     N/A               39,708(a)
Salomon Brothers U.S.
 Government Series......            0.70%                  21,784                7,595

(a) Subject to repayment until December 31, 2002.

For the six months ended June 30, 2000 the amount of deferred expense recovered by NEIM from each Series subject to the Expense Deferral Agreement is set forth below:

                                            DEFERRED EXPENSES DEFERRED EXPENSES
                                            RECOVERED BY NEIM RECOVERED BY NEIM
                     SERIES                     FROM 1999         FROM 1998
                     ------                 ----------------- -----------------
      Harris Oakmark Mid Cap Value Series..       None               None
      MFS Investors Series.................       None                N/A
      MFS Research Managers Series.........       None                N/A
      Morgan Stanley International Magnum
       Equity Series.......................       None             $3,273
      Salomon Brothers U.S. Government
       Series..............................       None               None

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, NEIM or their affiliates, other than affiliated registered investment companies. Each other trustee receives a retainer fee at the annual rate of $22,000 and meeting fees of $3,500 for each meeting of the Board of Trustees attended. The chairmen of the Contract Review Committee and the Audit Committee receive an additional annual retainer fee of $6,000 and $4,000, respectively. These fees are allocated to the various Series and the New England Variable Annuity Fund I based upon a formula that takes into account among other factors, the relative net assets of each Series. Each trustee is also a manager of New England Variable Annuity Fund I. A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the Series on the normal payment date. Deferred amounts remain in the Series until distributed in accordance with the plan.

NEW ENGLAND ZENITH FUND

6. At a Special Meeting of Shareholders held on April 13, 2000 such shareholders voted for the following proposals:

                                                FOR   AGAINST ABSTAIN  TOTAL
                                              ------- ------- ------- -------
 1.  That with respect to the Harris Oakmark
     Mid Cap Value Series the new proposed
     Subadvisory Agreement between NEIM and
     Harris Associates, L.P. is hereby
     approved.                                801,189 36,702  47,156  885,047
 2.  That with respect to the Harris Oakmark
     Mid Cap Value Series the change of
     classification of the Series under the
     1940 Act from diversified to non-
     diversified is hereby approved.          785,212 47,561  52,274  885,047

NEW ENGLAND ZENITH FUND

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY

 (1) Lipper Variable Products Money Market Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (2) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (3) Lehman Brothers Government/Credit Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (4) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

 (5) Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years. The index has not been adjusted for ongoing management, distributions and operating expenses and sales charges applicable to mutual fund investments.

 (6) Lipper Variable Products A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, on independent mutual fund ranking service.

 (7) Lipper Variable Products Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Products Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Products General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable Products Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Products Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Products International Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable Products Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

NEW ENGLAND ZENITH FUND

(14) Lipper Variable Products Midcap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Products Small Cap Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable Products S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable Products U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Europe, Australia and the Far East. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(19) Morgan Stanley Capital International Europe Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing the stock markets of Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Netherlands, Norway, Poland, Portugal, Russia, Spain, Sweden, Switzerland, Turkey and United Kingdom. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(20) Morgan Stanley Capital International Japan Index is an arithmetical average (weighted by market value) of the performance (in U.S. Dollars) of companies representing the stock markets of Japan. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(21) Morgan Stanley Capital International Pacific Free ex-Japan Index is an arithmetical average (weighted by market value) of their performance (in U.S. dollars) of companies representing the stock markets of Australia, China Free, Hong Kong, Indonesia, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual funds.

(22) Russell Midcap Index consists of 800 mid-capitalization stocks having an average market capitalization of $3.7 billion as of December 31, 1998. The index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(23) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market capitalization of $592 million as of December 31, 1998. The index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(24) Salomon Brothers High Yield Market Index measurers the performance of cash pay and deferred interest bonds.

(25) Standard & Poor's 500 Index(R) (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(26) Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.